Limited Term New York Municipal Fund
6803 S. Tucson Way, Centennial, CO 80112
1.800.225.5677

Statement of Additional Information dated April 30, 2007

This Statement of Additional Information ("SAI") is not a Prospectus. This document contains additional information about the Fund and supplements information in the
Prospectus dated April 30, 2007, as further supplemented thereafter. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer
Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above or by downloading it from the
OppenheimerFunds Internet website at www.oppenheimerfunds.com.

Contents                                                                   Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks.........
     The Fund's Investment Policies...........................................
     Municipal Securities.....................................................
     Other Investment Techniques and Strategies...............................
     Other Investment Restrictions............................................
     Disclosure of Portfolio Holdings.........................................
How the Fund is Managed.......................................................
     Organization and History.................................................
     Board of Trustees and Audit Committees...................................
     Trustees and Officers of the Fund........................................
     The Manager .............................................................
Brokerage Policies of the Fund................................................
Distribution and Service Plans................................................
Payments to Fund Intermediaries...............................................
Performance of the Fund.......................................................

About Your Account
How To Buy Shares.............................................................
How To Sell Shares............................................................
How to Exchange Shares........................................................
Dividends, Capital Gains and Taxes............................................
Additional Information About the Fund.........................................

Financial Information About the Fund
Report of Independent Registered Public Accounting Firm.......................
Financial Statements .........................................................

Appendix A: Municipal Bond Ratings Definitions............................A-1
Appendix B: OppenheimerFunds Special Sales Charge Arrangements and Waivers.B-1

ABOUT THE FUND

Additional Information About the Fund's Investment Policies and Risks

The investment objective, the principal investment policies and main risks of the Fund are described in the Prospectus. This SAI contains supplemental information about those policies and risks and the types of securities that the Fund's investment manager,
OppenheimerFunds, Inc. (the "Manager"), can select for the Fund. Additional explanations are also provided about the strategies the Fund can use to try to achieve its objective.

The Fund's Investment Policies. The composition of the Fund's portfolio and the techniques and strategies that the Manager uses will vary over time. The Fund is not required to use all of the investment techniques and strategies described in this SAI in seeking its goal.
It may use some of the investment techniques and strategies at some times or not at all.
The Fund does not make investments with the objective of seeking capital growth. However, the values of the securities held by the Fund may be affected by changes in general interest rates and other factors prior to their maturity. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased, that security will normally fall in value.
Conversely, should interest rates decrease after a security is purchased, normally its value will rise.

      However, those fluctuations in value will not generally result in realized gains or losses to the Fund unless the Fund sells the security prior to the security's maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. The Fund does not usually intend to dispose of securities prior to their maturity, but may do so for liquidity purposes, or because of other factors affecting the issuer that cause the Manager to sell the particular security. In that case, the Fund could realize a capital gain or loss on the sale.

      There are variations in the credit quality of municipal securities, both within a particular rating classification and between classifications. These variations depend on numerous factors. The yields of municipal securities depend on a number of factors, including general conditions in the municipal securities market, the size of a particular offering, the maturity of the obligation and rating (if any) of the issue. These factors are discussed in greater detail below.

      |X|   Determining the Average Effective Portfolio Maturity. In seeking to maintain an average effective portfolio maturity of less than five years, the Fund may purchase individual securities that have effective maturities of more or less than five years. The effective maturity of a bond might lengthen if market interest rates increase, and the effective maturity might shorten if market interest rates decline. Increasing market interest rates therefore could cause the average effective maturity of the portfolio to lengthen beyond five years, absent any portfolio transactions.

      If the average effective maturity of the portfolio should exceed five years, the Fund will not purchase securities that have effective maturities beyond five years. The Manager might also take steps to reduce the average effective maturity of the portfolio below five years. Those steps might include selling bonds with effective maturities beyond five years or buying bonds with effective maturities less than five years.

      In computing the Fund's average effective portfolio maturity, the Manager intends to use the same effective maturity dates that are shorter than the bond's stated maturity that are used in the marketplace for evaluating a bond for trading and pricing purposes. That date might be the date of a mandatory put, pre-refunded call, optional call or the average life to which a bond is priced. A bond having a variable coupon rate or anticipated principal prepayment may be assigned an effective maturity that is shorter than a stated
call date, put date or average life, to reflect more closely the reduced price volatility expectations as to that bond.

Municipal Securities. The types of municipal securities in which the Fund may invest are described in the Prospectus under "About the Fund's Investments." The Fund may from time to time invest in municipal securities other than New York municipal securities. For example, to seek a higher yield, the Fund may invest in municipal securities issued by other states and their respective political subdivisions. Although any interest from these securities generally would be exempt from federal income tax, any such interest may be subject to New
York State and New York City personal income tax. Nonetheless, the Fund does not expect to invest a significant portion of its assets in securities other than New York municipal securities.

      Municipal securities are generally classified as general obligation bonds, revenue bonds and notes. A discussion of the general characteristics of these principal types of municipal securities follows below.

      |X|   Municipal Bonds. Long-term municipal securities (which have a maturity of more than one year when issued) are classified as "municipal bonds." The principal classifications of long-term municipal bonds are "general obligation" and "revenue" bonds
(including "industrial development" and "private activity" bonds). They may have fixed, variable or floating rates of interest, or may be "zero-coupon" bonds, as described below.

      Some bonds may be "callable," allowing the issuer to redeem them before their maturity date. To protect bondholders, callable bonds may be issued with provisions that prevent them from being called for a period of time. Typically, that is five to 10 years from the issuance date. When interest rates decline, if the call protection on a bond has expired, it is more likely that the issuer may call the bond. If that occurs, the Fund might have to reinvest the proceeds of the called bond in bonds that pay a lower rate of return. In turn, that could reduce the Fund's yield.

o     General Obligation Bonds. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power, if any, for the repayment of principal and the payment of interest. Issuers of general obligation bonds include states, counties, cities, towns and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The rate of taxes that can be levied for the payment of debt service on these bonds may be limited or unlimited. Additionally, there may be limits as to the rate or amount of special assessments that can be levied to meet these obligations.

o     Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise tax or other specific revenue source such as a state's or local government's proportionate shares of the tobacco Master Settlement Agreement, as described below under the section titled "Tobacco Related Bonds." Revenue bonds are issued to finance a wide variety of capital projects. Examples include electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals.

      Although the principal security for these types of bonds may vary from bond to bond, many provide additional security in the form of a debt service reserve fund that may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         |_|      Private Activity Bonds.  The Tax Reform Act of 1986 amended and reorganized, under the Internal Revenue Code of 1986, as amended (the "Internal Revenue
Code"), the rules governing tax-exemption for interest on certain types of municipal securities known as "private activity bonds" (or, "industrial development bonds" as they were referred to under pre-1986 law), the proceeds of which are used to finance various non-governmental privately owned and/or operated facilities.  Under the Internal Revenue
Code, interest on private activity bonds is excludable from gross income for federal income tax purposes if the financed activities fall into one of seven categories of "qualified private activity bonds," consisting of mortgage bonds, veterans mortgage bonds, small issue bonds, student loan bonds, redevelopment bonds, exempt facility bonds and 501(c)(3) bonds, and certain tests are met.  The types of facilities that may be financed with 501(c)(3)
bonds include hospitals and educational facilities that are owned by 501(c)(3)
organizations.

      Whether a municipal security is a private activity bond (the interest on which is taxable unless it is a qualified private activity bond) depends on whether (i) more than a certain percentage (generally 10%) of (a) the proceeds of the security are used in a trade or business carried on by a non-governmental person and (b) the payment of principal or interest on the security is directly or indirectly derived from such private use, or is secured by privately used property or payments in respect of such property, or (ii) more than the lesser of 5% of the issue or $5 million is used to make or finance loans to non-governmental persons.

      Thus, certain municipal securities could lose their tax-exempt status retroactively if the issuer or user fails to meet certain continuing requirements, for the entire period during which the securities are outstanding, as to the use and operation of the bond-financed facilities and the use and expenditure of the proceeds of such securities.
The Fund makes no independent investigation into the use of such facilities or the expenditure of such proceeds.  If the Fund should hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously distributed to shareholders.

      The payment of the principal and interest on such qualified private activity bonds is dependant solely on the ability of the facility's user to meet its financial obligations, generally from the revenues derived from the operation of the financed facility, and the pledge, if any, of real and personal property financed by the bond as security for those payments.

      Limitations on the amount of private activity bonds that each state may issue may reduce the supply of such bonds.  The value of the Fund's portfolio could be affected by these limitations if they reduce the availability of such bonds.

      Interest on certain qualified private activity bonds that is tax-exempt may nonetheless be treated as a tax preference item subject to the alternative minimum tax to which certain taxpayers are subject.  If such qualified private activity bonds were held by the Fund, a proportionate share of the exempt-interest dividends paid by the Fund would constitute an item of tax preference to such shareholders.

      |X|   Municipal Notes. Municipal securities having a maturity (when the security is issued) of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs. Some of the types of municipal notes the Fund can invest in are described below.

o     Tax Anticipation Notes. These are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or other business taxes, and are payable from these specific future taxes.

o     Revenue Anticipation Notes. These are notes issued in expectation of receipt of other types of revenue, such as federal revenues available under federal revenue-sharing programs.

o     Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. The long-term bonds that are issued typically also provide the money for the repayment of the notes.

o     Construction Loan Notes. These are sold to provide project construction financing until permanent financing can be secured. After successful completion and acceptance of the project, it may receive permanent financing through public agencies, such as the Federal
Housing Administration.

      |X|   Tax-Exempt Commercial Paper. This type of short-term obligation (usually having a maturity of 270 days or less) is issued by a municipality to meet current working capital needs.

      |X|   Municipal Lease Obligations. The Fund's investments in municipal lease obligations may be through certificates of participation that are offered to investors by public entities. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain financing to acquire a wide variety of equipment and facilities.

      Some municipal lease securities may be deemed to be "illiquid" securities. Their purchase by the Fund would be limited as described below in "Illiquid and Restricted
Securities." Municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Board of Trustees are not subject to the Fund's 15% limit on investments in illiquid securities.

      Those guidelines require the Manager to evaluate:
o     the frequency of trades and price quotations for such securities;
o     the number of dealers or other potential buyers willing to purchase or sell such securities;
o     the availability of market-makers; and
o     the nature of the trades for such securities.

      Municipal leases have special risk considerations. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for,
appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for that purpose on a yearly basis. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.

      Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.

      Municipal leases may also be subject to "abatement risk." The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee's use of the property.
However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee's maintenance of reserve monies for lease payments.

      In addition, municipal lease securities do not have as highly liquid a market as conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment of interest or repayment of principal by the issuer. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. A default in payment of income would result in a reduction of income to the Fund. It could also result in a reduction in the value of the municipal lease and that, as well as a default in repayment of principal, could result in a decrease in the net asset value of the Fund. While the Fund holds these securities, the Manager will evaluate the likelihood of a continuing market for these securities and their credit quality.

      The Fund attempts to reduce its exposure to some of these risks by not investing more than 10% of its total assets in municipal leases obligations that contain
"non-appropriation" clauses. Also, the Fund will invest in leases with non-appropriation clauses only if certain conditions are met:
o     the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of a municipality,
o     appropriate covenants are obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated,
o     the lease obligor has maintained good market acceptability in the past,
o     the investment is of a size that will be attractive to institutional investors, and
o     the underlying leased equipment has elements of portability and/or use that enhance its marketability if foreclosure is ever required on the underlying equipment.

TOBACCO RELATED BONDS.  The Fund may invest in two types of tobacco related bonds:
(i) tobacco settlement revenue bonds, for which payments of interest and principal are made solely from a state's interest in the Master Settlement Agreement ("MSA") described below, and (ii) tobacco bonds subject to a state's appropriation pledge, for which payments may come from both the MSA revenue and the applicable state's appropriation pledge.

Tobacco Settlement Revenue Bonds. The Fund may invest a significant portion of its assets in tobacco settlement revenue bonds.  Tobacco settlement revenue bonds are secured by an issuing state's proportionate share in the MSA. The MSA is an agreement reached out of court in November 1998 between 46 states and six other U.S. jurisdictions (including Puerto
Rico and Guam) and the four largest U.S. tobacco manufacturers (Philip Morris, RJ Reynolds,
Brown & Williamson, and Lorillard). Subsequently, a number of smaller tobacco manufacturers signed on to the MSA, bringing the current combined market share of participating tobacco manufacturers to approximately 92%. The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. The MSA established a base payment schedule and a formula for adjusting payments each year. Tobacco manufacturers pay into a master escrow trust based on their market share and each state receives a fixed percentage of the payment as set forth in the MSA.

       A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments by the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. As a result, payments made by tobacco manufacturers could be reduced if the decrease in tobacco consumption is significantly greater than the forecasted decline.

      Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local government issuing the bonds, their creditworthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the MSA companies to non-MSA participating tobacco manufacturers could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the fund's net asset value.

      The MSA and tobacco manufacturers have been and continue to be subject to various legal claims.  An adverse outcome to any litigation matters relating to the MSA or affecting tobacco manufacturers could adversely affect the payment streams associated with the MSA or cause delays or reductions in bond payments by tobacco manufacturers. The MSA itself has been subject to legal challenges and has, to date, withstood those challenges.

Tobacco Bonds Subject to Appropriation (STA) Bonds. In addition to the tobacco settlement bonds discussed above, the Fund also may invest in tobacco related bonds that are subject to a state's appropriation pledge ("STA Tobacco Bonds").  STA Tobacco Bonds rely on both the revenue source from the MSA and a state appropriation pledge.

      These STA Tobacco Bonds are part of a larger category of municipal bonds that are subject to state appropriation.  Although specific provisions may vary among states,
"subject to appropriation bonds" (also referred to as "appropriation debt") are typically payable from two distinct sources: (i) a dedicated revenue source such as a municipal enterprise, a special tax or, in the case of tobacco bonds, the MSA funds, and (ii) from the issuer's general funds.  Appropriation debt differs from a state's general obligation debt in that general obligation debt is backed by the state's full faith, credit and taxing power, while appropriation debt requires the state to pass a specific periodic appropriation to pay interest and/or principal on the bonds as the payments come due. The appropriation is usually made annually.  While STA Tobacco Bonds offer an enhanced credit support feature, that feature is generally not an unconditional guarantee of payment by a state and states generally do not pledge the full faith, credit or taxing power of the state. The Fund considers the STA Tobacco Bonds to be "municipal securities" for purposes of their concentration policies.

      Litigation Challenging the MSA.  The participating manufacturers and states in the
MSA are subject to several pending lawsuits challenging the MSA and/or related state legislation or statutes adopted by the states to implement the MSA (referred to herein as the "MSA-related legislation"). One or more of the lawsuits, allege, among other things, that the MSA and/or the states' MSA-related legislation are void or unenforceable under the
Commerce Clause and certain other provisions of the U.S. Constitution, the federal antitrust laws, federal civil rights laws, state constitutions, consumer protection laws and unfair competition laws.

      To date, challenges to the MSA or the states' MSA-related legislation have not been ultimately successful, although three such challenges have survived initial appellate review of motions to dismiss. Two of these three challenges (referred to herein as Grand
River and Freedom Holdings) are pending in the U.S. District Court for the Southern
District of New York and have proceeded to a stage of litigation where the ultimate outcome may be determined by, among other things, findings of fact based on extrinsic evidence as to the operation and impact of the MSA and the states' MSA-related legislation. In these two cases, certain decisions by the U.S. Court of Appeals for the Second Circuit have created heightened uncertainty as a result of that court's interpretation of federal antitrust immunity and Commerce Clause doctrines as applied to the MSA and the states'
MSA-related legislation that interpretation appears to conflict with interpretations by other courts, that have rejected challenges to the MSA and the states' MSA-related legislation. Prior decisions rejecting such challenges have concluded that the MSA and the
MSA-related legislation do not violate the Commerce Clause of the U.S. Constitution and are protected from antitrust challenges based on established antitrust immunity doctrines.
Such a conflict may result in significant uncertainty regarding the validity and enforceability of the MSA and/or the states' related MSA-legislation and could adversely affect payment streams associated with the MSA and the bonds. The existence of a conflict as to the rulings of different federal courts on these issues, especially between Circuit
Courts of Appeals, is one factor that the U.S. Supreme Court may take into account when deciding whether to exercise its discretion in agreeing to hear an appeal. No assurance can be given that the U.S. Supreme Court would choose to hear and determine any appeal relating to the substantive merits of the cases challenging the MSA or the states' MSA-related legislation.

      Grand River and Freedom Holdings.   Both cases are pending in the U.S. District Court
for the Southern District of New York and seek to enjoin the enforcement of states'
MSA-related legislation. The Grand River case is pending against the attorneys general of
31 states.  The plaintiffs seek to enjoin the enforcement of the states' MSA-related legislation, and allege, among other things, (a) violations of federal antitrust law, the accompanying state legislation enacted pursuant to the MSA mandates or authorizes such violations and is thus preempted by federal law and that (b) the MSA and related statutes are invalid or unenforceable under the Commerce Clause of the U.S. Constitution. Grand
River was remanded and remains pending in the Southern District and the parties have engaged in discovery with respect to the antitrust and Commerce Clause claims.

      The Freedom Holdings case is pending against the attorney general and the commissioner of taxation and finance of the State of New York and is based on the same purported claims as the Grand River case.  On February 10, 2006, plaintiffs filed an amended complaint seeking (1) a declaratory judgment that the operation of the MSA and New
York's MSA-related legislation implements an illegal per se output cartel in violation of the federal antitrust laws and is preempted thereby, (2) a declaratory judgment that New
York's MSA-related legislation, together with the similar legislation of other states, regulates interstate commerce in violation of the Commerce Clause of the U.S. Constitution and (3) an injunction permanently enjoining the enforcement of New York's MSA-related legislation.

      To date, the Second Circuit is the only federal court that has sustained a Commerce
Clause challenge to the MSA and MSA-related legislation after reviewing a motion to dismiss.  A final decision in these cases by the District Court would be subject to appeal to the Second Circuit and would likely be further appealed to the U.S. Supreme Court.  A
Supreme Court decision to affirm or to decline to review a Second Circuit ruling that is adverse to the participating manufacturers and states, challenging validity or enforceability of MSA or the states' MSA-related legislation, could potentially lead to invalidation of the MSA and states' MSA-related legislation in their entirety, materially affect the payment streams under the MSA and/or result in the complete loss of the Fund's outstanding investment.

      A third case challenging the MSA (Xcaliber v. Ieyoub) in federal court in Louisiana
(Fifth Circuit) also has survived appellate review of motions to dismiss.  Certain non-participating manufacturers are alleging, among other things, that certain provisions of Louisiana's MSA-related legislation violate various provisions of the U.S. Constitution and the Louisiana constitution.  On March 1, 2006, the U.S. Court of Appeals for the Fifth
Circuit vacated the district court's dismissal of the plaintiffs' complaint and remanded the case for reconsideration. In addition to the three cases identified above, proceedings are pending in federal courts that challenge the MSA and/or the states' MSA-related legislation in California, Louisiana, Oklahoma, Kansas, Kentucky, Tennessee and Arkansas.
The issues raised in Freedom Holdings or Grand River are also raised in many of these other cases.  The MSA and states' MSA-related legislation may also continue to be challenged in the future. A determination that the MSA or states' MSA-related legislation is void or unenforceable would have a material adverse effect on the payments made by the participating manufacturers under the MSA.

      Litigation Seeking Monetary Relief from Tobacco Industry Participants. The tobacco industry has been the target of litigation for many years. Both individual and class action lawsuits have been brought by or on behalf of smokers alleging that smoking has been injurious to their health, and by non-smokers alleging harm from environmental tobacco smoke, also known as "secondhand smoke."  Plaintiffs seek various forms of relief, including compensatory and punitive damages aggregating billions of dollars, treble/multiple damages and other statutory damages and penalties, creation of medical monitoring and smoking cessation funds, disgorgement of profits, legal fees, and injunctive and equitable relief.

      The MSA does not release participating manufacturers from liability in either individual or class action cases.  Healthcare cost recovery cases have also been brought by governmental and non-governmental healthcare providers seeking, among other things, reimbursement for healthcare expenditures incurred in connection with the treatment of medical conditions allegedly caused by smoking. The participating manufacturers are also exposed to liability in these cases, because the MSA only settled healthcare cost recovery claims of the participating states. Litigation has also been brought against certain participating manufacturers and their affiliates in foreign countries.

      The ultimate outcome of any pending or future lawsuit is uncertain. Verdicts of substantial magnitude that are enforceable as to one or more participating manufacturers, if they occur, could encourage commencement of additional litigation, or could negatively affect perceptions of potential triers of fact with respect to the tobacco industry, possibly to the detriment of pending litigation. An unfavorable outcome or settlement or one or more adverse judgments could result in a decision by the affected participating manufacturers to substantially increase cigarette prices, thereby reducing cigarette consumption beyond the forecasts under the MSA.  In addition, the financial condition of any or all of the participating manufacturer defendants could be materially and adversely affected by the ultimate outcome of pending litigation, including bonding and litigation costs or a verdict or verdicts awarding substantial compensatory or punitive damages.
Depending upon the magnitude of any such negative financial impact (and irrespective of whether the participating manufacturer is thereby rendered insolvent), an adverse outcome in one or more of the lawsuits could substantially impair the affected participating manufacturer's ability to make payments under the MSA.

      |X|   Credit Ratings of Municipal Securities. Ratings by ratings organizations such as Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services, a division of
The McGraw-Hill Companies, Inc. ("Standard and Poor's"), and Fitch, Inc. ("Fitch")
represent the respective rating agency's opinions of the credit quality of the municipal securities they
undertake to rate. However, their ratings are general opinions and are not guarantees of quality. Municipal securities that have the same maturity, coupon and rating may have different yields, while other municipal securities that have the same maturity and coupon but different ratings may have the same yield.

      After the Fund buys a municipal security, the security may cease to be rated or its rating may be reduced. Neither event requires the Fund to sell the security, but the
Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's, or Fitch change as a result of changes in those rating organizations or their rating systems, the
Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

      The Fund may buy municipal securities that are "pre-refunded." The issuer's obligation to repay the principal value of the security is generally collateralized with
U.S. government securities placed in an escrow account. As a result, the pre-refunded security has essentially the same risks of default as an AAA-rated security.

      The rating definitions of Moody's, Standard & Poor's and Fitch for municipal securities are contained in Appendix A to this SAI. The Fund can purchase securities that are unrated by nationally recognized rating organizations. The Manager will make its own assessment of the credit quality of unrated issues the Fund buys. The Manager will use criteria similar to those used by the rating agencies, and assign a rating category to a security that is comparable to what the Manager believes a rating agency would assign to that security. However, the Manager's rating does not constitute a guarantee of the quality of a particular issue.

      In evaluating the credit quality of a particular security, whether it is rated or unrated, the Manager will normally take into consideration a number of factors. Among them are the financial resources of the issuer, or the underlying source of funds for debt service on a security, the issuer's sensitivity to economic conditions and trends, any operating history of the facility financed by the obligation and the degree of community support for it, the capabilities of the issuer's management and regulatory factors affecting the issuer and the particular facility.

o     Special Risks of Lower-Grade Securities. Up to 5% of the Fund's assets that are invested in New York municipal securities (as defined in the Prospectus) may be invested in
New York municipal obligations rated below investment grade. In addition, no more than 5%
of the Fund's assets that are invested in municipal obligations overall may be invested in municipal obligations rated below investment grade. These are commonly referred to as "junk bonds." Lower grade securities may have a higher yield than securities rated in the higher rating categories. In addition to having a greater risk of default than higher-grade, securities, there may be less of a market for these securities. As a result they may be harder to sell at an acceptable price. These additional risks mean that the Fund may not receive the anticipated level of income from these securities, and the Fund's net asset value may be affected by declines in the value of lower-grade securities. However, because the added risk of lower quality securities might not be consistent with the Fund's policy of prudent investment management, the Fund limits its investments in lower grade securities and does not buy securities rated below "Ba" by Moody's or "BB" by Standard & Poor's or
Fitch (or unrated securities that the Manager deems to be of comparable quality).

      While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's or Fitch are
investment grade, they may be subject to special risks and have some speculative characteristics.

      In the event of unanticipated financial difficulties, default or bankruptcy of an issuer of an obligation or the underlying source of funds for debt service on an obligation the Fund owns, the Fund can take such action as the Manager considers appropriate. That might include, for example, retaining the services of persons, firms, professional organizations and others to evaluate or protect real estate, facilities or other assets securing the obligation or acquired by the Fund as a result of such event. The Fund will incur additional costs in taking protective action with respect to portfolio obligations that are in default or the assets securing those obligations. As a result, the Fund's share prices could be adversely affected. Any income derived from the Fund's ownership or operation of assets acquired as a result of these types of actions might not be tax-exempt.

Special Investment Considerations - New York Municipal Securities.  As explained in the
Prospectus, the Fund's investments are highly sensitive to the fiscal stability of New York
State (referred to in this section as the "State") and its subdivisions, agencies, instrumentalities or authorities, including New York City (the "City"), which issue the municipal securities in which the Fund invests.  The following information on risk factors in concentrating in New York municipal securities is only a summary, based on the State's
Annual Information Statement dated June 12, 2006 and on publicly-available official statements relating to offerings by issuers of New York municipal securities on or prior to
March 22, 2006 with respect to offerings of New York State, and on or prior to April 6,
2006 with respect to offerings by the City.  No representation is made as to the accuracy of this information.

      During the mid-1970's the State, some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in reducing the financial crisis.  Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York municipal securities in which the Fund invests.

      New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

      |X| Factors Affecting Investments in New York State Securities.  The 2006-07 Enacted
Budget Financial Plan ("Enacted Budget Financial Plan" or "Financial Plan") was prepared by the New York State Division of Budget ("DOB") and reflects the actions of the Legislature
and Governor through May 12, 2006.   The State finalized the Enacted Budget for 2006-07 on
April 26, 2006.

      The Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact.  These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation, Federal law changes, and adverse judgments against the State. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted
Budget Financial Plan summarized herein.

      The State reported that the General Fund (the main operating fund of the State) was balanced on a cash basis, with annual spending projected to grow by over 9%, reflecting substantial increases in school aid, health care, and higher education. All Governmental
Funds spending, which includes Federal aid, was estimated at $112.5 billion, an increase of
7.8 % from 2005-06. State tax receipts were expected to return to a historical growth rate of roughly 5% over 2005-06 levels, following two consecutive years in which growth exceeded
10%for the first time ever. State debt outstanding was projected to total $50.7 billion in
2006-07, with debt service equal to roughly 4.2% of All Funds receipts.

      Entering the 2006-07 budget cycle, the State had estimated a budget imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. The
Governor's Executive Budget proposal, if enacted in its entirety, would have eliminated the
2006-07 imbalance and left gaps of $1.9 billion in 2007-08 and $3.9 billion in 2008-09. The
Enacted Budget Financial Plan, which incorporated both the Legislature's modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006, the date of the Enacted Budget Financial Plan), was also balanced in 2006-07, but projected an estimated gap of $3.7 billion in 2007-08 and $4.3 billion in 2008-09.

      Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan unpredictably from fiscal year to fiscal year.  For example, the Financial Plan is necessarily based on forecasts of national and State economic activity.  Economic forecasts have frequently failed to predict accurately the timing and magnitude of specific and cyclical changes in the national and
State economies.

      The U.S. Economy.  The State reported that the U.S. economy rebounded in the first quarter of 2006 with growth of 4.8%, following anemic growth of only 1.7% in the fourth quarter of 2005. Much of the weakness in the fourth quarter was due to timing factors and, thus, a strong first quarter performance was expected. However, the 3.3% average growth rate over the two quarters represented a slowdown from the 4.1% average over the prior two and one-half years. With interest rates rising and the housing market exhibiting signs of cooling, the national economy was expected to significantly decelerate over the course of
2006 and into 2007. This outlook is consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the
State's 2006-07 Budget. Despite the slowdown, several factors-- including: continued
improvement in business spending and hiring, substantial outlays for post-hurricane reconstruction, and continued growth abroad-- were expected to lead to growth at roughly the long-term trend rate over most of the forecast horizon.

      Since the release of the 2006-07 Executive Budget with 30-day amendments in February
2006, revisions to third and fourth quarter data indicated that the national economy entered the year with slightly more momentum than originally thought. Both income and output were modestly stronger than preliminary data indicated. Therefore, DOB slightly increased projected growth in real U.S. GDP for 2006 to 3.4%, following growth of 3.5% for
2005.

      Inflation and Monetary Policy.  Geopolitical concerns have sent energy prices higher since the release of the Executive Budget with 30-day amendments. Earlier in 2006, favorable inventories reports made it appear as if crude oil prices would moderate, but they in fact did just the opposite. With supply concerns becoming a more permanent feature of the energy landscape, DOB altered its outlook for oil prices accordingly. However, a slowing economy and well-anchored expectations regarding inflation mean that higher energy prices should translate into only slightly higher growth in the general price level.
Consumer price inflation was projected to be 3.1% for 2006.

      After almost two years of consecutive interest rate increases of 25 basis points each, long-term interest rates have finally risen above their levels when the Federal
Reserve initiated its policy shift at the end of June 2004. In late April, the 10-year
Treasury yield breached 5% for the first time since 2002. Nevertheless, the interest rate term spread remained historically narrow for what was believed to be the middle and not the end of an economic expansion. How the Federal Reserve views the causes of the widely discussed "interest rate conundrum" may determine how much tightening the monetary authority thinks it needs in order to maintain price stability. In the past, narrowing term spreads have often signaled the onset of a recession. However, the prevailing view was that the recent narrowing of the term spread had been the result of a declining term premium, rather than a harbinger of bad times to come. Possible explanations for the decline in the term premium included: more moderate inflation and economic volatility, due in part to well-anchored inflation expectations; currency market interventions by foreign governments;
asset management strategies pursued by pension funds; and a tight supply of long-term securities relative to demand.

      Since long-term rates are viewed as more important to the decision-making of households and businesses than short-term rates, DOB believed the behavior of the term premium could have important implications for the conduct of monetary policy. For example, a lower term premium could imply a higher policy-neutral interest rate target relative to the historical average. DOB expected that the central bank would accelerate the pace of growth in its federal funds target, then pause once it reaches 5%, leaving its longer-term path unchanged from the Executive Budget forecast. Consequently, the 10-year Treasury yield was also expected to rise more quickly over the course of 2006 than was projected in
February.

      Household Spending and Housing Market Risk.  DOB interpreted recent data as suggesting that a cooling process in the housing market has already begun. Like other long-term interest rates, mortgage rates have had an unusual relationship with the federal funds rate since mid-2004. Nonetheless, mortgage rates are at their highest levels since early 2003, implying a decline in housing affordability, all else being equal.
Consequently, both new and existing home sales have fallen from their 2005 peaks and construction employment growth has leveled off.

      With the rise in interest rates and the cooling of the housing market, mortgage equity withdrawals were expected to diminish. This decline could act to diminish consumer spending. Data collected by Freddie Mac indicated that the 2005 volume of equity cash-outs was even stronger than had been projected in February. However, cash withdrawals were expected to fall by about half for 2006, and the eventual impact on consumption growth could be even larger than originally estimated. But the lags with which households are believed to spend these withdrawals should ensure that the impact will unfold gradually.
In addition, the national labor market remained strong, with employment gains averaging
218,000 for the five-month post-hurricane period of November 2005 through March 2006.
Employment growth was projected at 1.6% for 2006, slightly stronger than the 1.5% growth experienced in 2005. The forecast for 2006 translated into average monthly gains of about
170,000 jobs for the remainder of the year, more than sufficient to absorb the expected growth in the labor force. Moreover, revisions to wages by the U.S. Bureau of Economic
Analysis indicated even stronger growth for 2005 than originally estimated, resulting in a higher forecast for both wages and personal income for 2006 as well. Wage and personal income growth were projected at 5.5% and 6.2%, respectively, for 2006.

      DOB expected that the strength in employment and income growth would almost fully compensate for the decline in stimulus coming from the housing market. Total consumption spending was expected to grow 3.4% for 2006, slightly below the 3.5%rate for 2005, and slightly above the Executive Budget projection. A subdued housing market was still expected to sharply reduce residential construction spending from 7.1% in 2005 to 1.3%for 2006.
However, the downside risks to the forecast stemming from the household sector were believed to be more pronounced now than in February. Elevated energy prices, particularly for gasoline, could take a larger bite out of consumer spending than projected.  In addition, an accelerated pace of interest rate increases could imply a quicker falloff in mortgage refinancings and equity withdrawals, as well as home sales.

      Business Sector Spending.  In addition to the strong recent gains in employment, the nation's business sector has shown an increased propensity to spend on plant and equipment.
Year-over-year growth in shipments of non-defense capital goods has accelerated recently, after falling off during much of 2005. This falloff occurred despite extremely robust growth in corporate profits. Investment in equipment and software in the fourth quarter was brought down by a slowdown in auto purchases by businesses, following a strong response to buyer incentives offered over the summer. However, after adjusting for this timing factor, it becomes apparent that momentum in overall business spending is building. Indeed, spending for nonresidential structures also appeared to be on the upswing, perhaps in anticipation of higher future long term interest rates. These developments have led DOB to increase projected growth in nonresidential fixed investment for 2006 to 8.9%, following growth of 8.6% for 2005.

      Growth in corporate profits from current production, including the inventory valuation and capital consumption adjustments, was exceedingly strong in the fourth quarter of 2005, bringing growth up to 16.4% for all of 2005. Profits were expected to remain strong, consistent with higher projected energy prices. Therefore, the DOB has raised its forecast for profits growth for 2006 to 13.9%. This increase in projected corporate earnings was expected to be largely offset by faster growth in long-term interest rates.
Thus, projected equity market growth for 2006, as represented by growth in the S&P 500 price index, was virtually unchanged at 10.4%, following growth of 6.8% in 2005.

      Twin Deficits Remain a Risk.  DOB reported that there are indications that global growth is exceeding expectations, which combined with revised data for the fourth quarter, has resulted in faster export growth than projected in February. Real export growth of 8.0%
was projected for 2006, following growth of 6.9% for 2005. However, preliminary data, along with stronger projected investment growth, have resulted in higher projected import growth as well. Real import growth of 8.4% was projected for 2006, following growth of 6.3% for
2005. These revisions to foreign sector growth were believed to imply a deteriorating trade deficit for 2006. In addition, the war and reconstruction efforts, along with the recent expansion of the Medicare program, were believed to imply continued stimulus from Federal fiscal policy. Based on revised data for the fourth quarter of 2005 and preliminary data for the first quarter of 2006, DOB increased the projected rate of real government spending for 2006 to 2.1%, following growth of 1.8% for 2005. The Federal budget deficit, along with an ever-widening trade deficit, was believed to pose a continuing risk to the U.S. dollar.
With growth prospects now significantly improving, the Bank of Japan's effort to depress the value of the yen relative to the dollar could diminish with time. Indeed, Japan's foreign holdings of U.S. Treasury securities as of January 2006 were actually below the
January 2005 level. Moreover, Chinese holdings of U.S. Treasuries, the second largest outside of the U.S., grew at a much slower rate over the course of 2005 than over the prior year. Strengthening global growth was expected to generate concern about inflation and, hence, rising interest rates worldwide, leaving the dollar more vulnerable to depreciation risk as a result of the growing twin deficits.

      Risks to the U.S. Forecast.  In addition to the risks outlined above, a shock to the economy related to geopolitical uncertainty, particularly in the form of a direct attack, was believed to be the greatest risk to the U.S. forecast. DOB's outlook for household sector spending continued to rely on healthy growth in employment and wages, a gradual receding of inflationary pressures, a slow decline in the housing market, and the settling of interest rates at a relatively "neutral" level. If the Federal Reserve believes that the long bond term premium is permanently lower, then it might feel the need to raise short-term interest rates by more than in the past in order to preempt inflationary pressure, presenting the possibility that the Federal Reserve could overshoot. A weaker labor or housing market, or higher interest rates than expected could result in lower consumer spending than projected. Energy market speculation in the face of a tight and uncertain supply of oil remained a risk to the inflation forecast, and was compounded by risks to the value of the dollar. Finally, excessive volatility in equity prices were an additional source of uncertainty. However, stronger job growth, lower energy prices, or lower long-term interest rates than anticipated could result in a stronger national economy than projected.

      The New York Economy.  DOB reported that the State's recovery is securely in the middle of its third year. The State's financial and housing sectors have been strongly supported by low interest rates and rising home prices, while the professional and business services sector has benefited from robust growth in U.S. corporate profits. In addition,
New York City's tourism boom appeared to be continuing. However, data continued to indicate that the State's economic momentum may have peaked in 2005, with growth expected to slow going forward. State private sector employment growth was projected to slow to 0.9% in
2006, consistent with the consensus economic forecasting process conducted by the Executive and the Legislature in advance of the enactment of the State's 2006-07 Budget.

      Certain recent establishment-level data, which permits a more detailed analysis of the State's labor market dynamics, continued to support a positive outlook for State employment growth. The State's gross rate of job creation comfortably exceeded the gross rate of job destruction. Nevertheless, a recent upturn in the job destruction index was believed to be yet another indicator of the slowing of State economic growth. DOB believed recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S.
economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State's position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January
1994 and January 1995. Thus the soft landing projected for the nation could turn into a significant slowdown for New York.

      Risks to the New York Forecast.  DOB believed that all of the risks to the U.S.
forecast described above apply to the State forecast as well, although as the nation's financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Finance and insurance sector bonuses fell 7.7%
during the 1994-95 State fiscal year in the wake of the Federal Reserve's policy shift.
This risk would become amplified should the central bank overshoot its target. The impact of rising rates on the State's housing sector also poses a risk. Should the State's real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple though the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

      Non-Implementation of Unconstitutional Items.  In acting on the legislative budget, the Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All
Funds) on constitutional grounds. The Enacted Budget Financial Plan estimates incorporated the savings generated by the Governor's vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07, and roughly $1.1 billion in each of the out-years. If litigation challenging the non-implementation of one or more of the vetoed items is ultimately successful, the Financial Plan could be at risk for an amount up to the value of the vetoes.

      Reduction in Sales Tax on Gasoline/Other Budgetary Items.  The Financial Plan
reflects the actions of the Legislature and Governor through May 12, 2006. Since that time, the State enacted a "cap" on the State sales tax for gasoline. Prior to the cap, the State collected an average of 12 cents in sales taxes on a gallon of gas at current prices; this law caps the tax at 8 cents per gallon. DOB estimated that the cap, which took effect on
June 1, 2006, would result in a revenue loss of roughly $160 million in the current fiscal year and $220 million annually thereafter.

      School Finance Litigation.  In 2003, the State Court of Appeals found that the
State's school financing system failed to provide students in New York City with an opportunity for a "sound basic education (SBE)," in violation of the State Constitution.
The State's SBE aid program that began in 2005-06 is part of an effort to comply with the
State Court of Appeals ruling. On May 8, 2006, the Court of Appeals authorized an expedited briefing schedule to hear arguments related to the State's compliance with the Court's order. Oral arguments may occur as early as September 2006. The 2006-07 Budget included
$700 million in SBE Aid in the 2006-07 school year, of which approximately 60% is for New
York City (an increase of roughly $225 million in 2006-07). Approximately 40% of
"traditional" school aid is also provided to New York City. The Financial Plan projected traditional school aid increases of roughly $500 million annually. In addition, video lottery terminal (VLT) revenues were forecast to reach $1.0 billion in 2007-08 and $1.5 billion by 2008-09, with the entire amount earmarked to finance SBE aid. Delays in the opening of currently authorized VLT facilities or the failure to approve proposed expansion of the number of authorized facilities may adversely affect the level of VLT revenues available to finance SBE grants.

      To directly address the New York City school construction funding directed by the
Court, the Budget further authorized (1) $1.8 billion in capital grants for New York City school construction, and (2) the City's Transitional Finance Authority to issue $9.4 billion in bonds for school construction.

      Litigation is ongoing and there is no assurance that these remedies will be sufficient to meet the Court's standards, or that other litigation will not arise related to the adequacy of the State's school financing system.

      Federal Actions.  At the request of the Federal government, the State discontinued
intergovernmental transfer payments in 2005-06 pending Federal approval of a State Plan
Amendment (SPA). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the
New York City Health and Hospital Corporation, SUNY and the counties. If these payments are not approved in 2006-07 and beyond, the State's health care financing system could be adversely affected.

      Medicare Part D Implementation. The State incurred costs related to the emergency financial coverage of prescription drug costs for dual-eligible individuals (i.e., eligible for both Medicare and Medicaid benefits) due to nationwide implementation issues with the
Federal Medicare Part D Program. These costs totaled roughly $120 million as of March 31,
2006. The Federal government has assured the State that it will fully reimburse these costs, but there can be no assurance that it will do so in a timely manner or at the levels identified by the State.

      Labor Contracts. Existing labor contracts with all the State's major employee unions are set to expire at the end of 2006-07. The existing contracts cover a four-year period and included an $800 lump sum payment and general salary increases of 2.5% in 2004-05,
2.75% in 2005-06 and 3.0% in 2006-07, as well as a recurring $800 increase to base pay effective April 2007, at a total cost of approximately $2.2 billion to the General Fund and
$2.9 billion in All Funds. The Financial Plan did not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future one percent salary increase would cost roughly $83 million annually in the General Fund and $129 million in
All Funds.

      Miscellaneous Receipts. The Financial Plan assumed approximately $500 million annually in receipts that are the subject of ongoing negotiations between the State and counties and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which was offset by a reduction in spending for State aid to localities. There can be no assurance that comparable shortfalls will not occur in 2006-07 or in future years, or that offsetting spending reductions will occur.

      |X| The 2006-07 Financial Plan.

      General Fund Receipts.  Total 2006-07 General Fund receipts, including transfers from other funds, were estimated to be $50.9 billion, an increase of $3.7 billion, or 7.7% over the prior year. General Fund tax receipts growth was projected at 6.7%. General Fund miscellaneous receipts are projected to increase by 41.1%, largely due to several one-time transactions expected in the 2006-07 fiscal year.

      General Fund personal income tax (PIT) receipts for 2006-07 were expected to total
$23.1 billion, an 11.8% increase over the prior year.  General Fund receipts for user taxes and fees were estimated to be $8.3 billion in 2006-07, a decrease of 3.7% from 2005-06.
General Fund sales tax receipts were projected to be $7.7 billion, a decrease of $292 million, or 3.7%. General Fund business taxes are expected to reach $5.3 billion in
2006-07, an increase of 4.3%. General Fund receipts in 2006-07 from other taxes were projected to increase $15 million, or 1.6%, to $896 million. Growth of $19 million in estate tax receipts was partially offset by the loss of receipts from the repealed gift tax and real property gains tax. With rate reductions enacted in 2006, parimutuel taxes were expected to decline by $1.5 million from 2005-06 levels.

      In the General Fund, miscellaneous receipts include income derived annually from abandoned property, investment earnings, fees, licenses, fines, surcharges, patient income, and reimbursement income. In addition, miscellaneous receipts typically include certain non-recurring transactions. General Fund miscellaneous receipts were projected to total over $2.8 billion in 2006-07, an increase of $817 million from 2005-06. The large General
Fund miscellaneous receipts was offset by expected declines in other funds, largely reflecting the loss of health conversion proceeds.

      General Fund Federal grants were projected to total $9 million in 2006-07, an increase of $9 million from 2005-06.

      General Fund Disbursements.  The State projected General Fund disbursements, including transfers to other funds, of $50.8 billion in 2006-07, an increase of $4.3 billion (9.4%) over 2005-06 actual results. Increases in Grants to Local Governments, State
Operations, and General State Charges were partially offset by a decrease in transfers to other funds.

      Grants to local Governments included financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of all Enacted Budget actions, local assistance spending was projected at $34.2 billion in
2006-07, an increase of $2.9 billion from the prior year. The largest annual increases were for school aid, Medicaid, and Higher Education.

      State Operations accounts for the cost of running the Executive, Legislative, and
Judicial branches of government and was projected to total $9.5 billion in 2006-07, an increase of $1.3 billion (15.9%) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73% of State Operations spending. The remaining 27% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

      Personal service spending increased $1.2 billion from the prior year. Growth was primarily affected by projected collective bargaining costs, in addition to the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. Salary increases under existing collective bargaining agreements ($306 million), pay raises for judges ($70 million) and staffing increases, primarily in Judiciary and Mental Hygiene, accounted for the remaining increase. Non-personal service spending, after adjusting for the $150 million patient income revenue reclassification, was projected to grow by $248 million. Inflation
($82 million), SUNY operations ($73 million), and legislative additions including General
Fund support of Homeland Security costs previously funded by non-general funds ($30 million), accounted for majority of the change.

      DOB projected the Executive branch workforce would total 191,267 in 2006-07, a decrease of 124 from 2005-06. General State Charges accounted for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. General
Fund spending for General State Charges was projected to be $4.4 billion in 2006-07, an increase of $438 million (11.0%) over the prior year. This annual increase was due mostly to rising costs of employee health benefits and higher pension contributions.

      Transfers to Other Funds were projected to total $2.8 billion in 2006-07 and included
General Fund transfers for debt service ($1.7 billion), capital projects ($219 million), and other funds ($797 million).

      General Fund transfers for debt service increased by $39 million (2.3%) from 2005-06.
Transfers to support capital projects were expected to decrease by $48 million, mainly due to timing delays for bond reimbursements. The decline in other funds transfers was largely due to non-recurring transfers from the General Fund in 2005-06 to the Lottery Fund to support a shortfall in receipts ($183 million), and a reduction in transfers to the VLT account ($30 million) to support school aid and SBE spending for 2006-07.

      Cash Flow Forecast. In 2006-07, the General Fund was projected to have quarterly-ending balances of $4.5 billion in June 2006, $5.5 billion in September 2006,
$3.7 billion by the end of December 2006, and $3.3 billion at the end of March 2007. The lowest projected month-end cash flow balance was the $3.3 billion in March. The 2006-07
General Fund cash flow estimated all final Enacted Budget actions including vetoes, veto overrides and chapter amendments as known at the time DOB prepared its report.

      |_|   State Governmental Funds Group.  Substantially all State non-pension financial operations are accounted for in the State's governmental funds group.  Governmental funds include the following four fund types, the State's projections of receipts and disbursements in which comprise the State's Financial Plan:

      o     the General Fund, which is the major operating fund of the State and receives all receipts that are not required by law to be deposited in another fund, including most
State tax receipts and certain fees, transfers from other funds and miscellaneous receipts from other sources;

      o     Special Revenue Funds, which account for the proceeds of specific revenue sources (other than expendable trusts or major capital projects), such as federal grants, that are legally restricted to specified purposes;

      o     Capital Projects Funds, which account for financial resources of the State to be used for the acquisition or construction of major capital facilities (other than those financed by Special Revenue Funds, Proprietary Funds and Fiduciary Funds); and

      o     Debt Service Funds, which account for the accumulation of resources (including receipts from certain taxes, transfers from other funds and miscellaneous revenues, such as dormitory room rental fees, which are dedicated by statute for payment of lease-purchase rentals) for the payment of general long-term debt service and related costs and payments under lease-purchase and contractual-obligation financing arrangements.

      |_|   Local Government Assistance Corporation.  In 1990, as part of a State fiscal reform program, legislation was enacted creating Local Government Assistance Corporation
(LGAC), a public benefit corporation empowered to issue long-term obligations to fund payments to local governments that had been traditionally funded through the State's annual seasonal borrowing.  The legislation also dedicated revenues equal to one percent of the
State sales and use tax to pay debt service on these bonds.  As of June 1995, LGAC had issued bonds and notes to provide net proceeds of $4.7 billion, completing the program.
The issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing.

      The legislation also imposed a limitation on the annual seasonal borrowing of the
State except in cases where the Governor and the legislative leaders have certified the need for additional seasonal borrowing, based on emergency or extraordinary factors or factors unanticipated at the time of adoption of the budget, and provided a schedule for eliminating it over time.  Any seasonal borrowing is required by law to be eliminated by the fourth fiscal year after the limit was first exceeded (i.e., no tax and revenue anticipation note (TRAN) seasonal borrowing in the fifth year).  This provision limiting the State's seasonal borrowing practices was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds.  No restrictions were placed upon the State's ability to issue deficit notes.

      The impact of the LGAC reforms, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.

      |X|   Authorities.  The fiscal stability of the State is related in part to the fiscal stability of its public Authorities.  Authorities refer to public benefit corporations, created pursuant to State law.  Authorities have various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities.  Authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself, and may issue bonds and notes within the amounts and restrictions set forth in their legislative authorization.  The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its Authorities were to default on their respective obligations, especially those involving State-supported or State-related debt.
As of December 31, 2005, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these
State public authorities was approximately $124 billion, only a portion of which constituted State-supported or State-related debt.

      Authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units and charges for occupancy at medical care facilities.  In addition, State legislation authorizes several financing techniques for
Authorities.  There are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to
Authorities.  Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, the affected localities could seek additional State assistance if local assistance payments are diverted.  Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

      |X|   Ratings of the State's Securities.  As of March 22, 2006, S&P had rated the
State's general obligation bonds "AA," Moody's had rated those bonds "Aa3" and Fitch had rated those bonds "AA-".

      Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the rating.  There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of a rating may have an effect on the market price of the
State and municipal securities in which the Fund invests.

      |X|   The State's General Obligation Debt.  As of March 31, 2006, the State had
approximately $3.5 billion in general obligation debt outstanding.  Principal and interest due on general obligation bonds were $487 million for the 2005-06 fiscal year and were estimated to be $496 million for the State's 2006-07 fiscal year.

      |X|   Pending Litigation.  The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations.
That litigation includes, but is not limited to, claims asserted against the State involving State finances and programs and arising from alleged violations of civil rights, alleged torts, alleged breaches of contracts, real property proceedings and other alleged violations of State and Federal laws.  These proceedings could affect adversely the financial condition of the State in the 2006-07 fiscal year or thereafter.

      Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2006-07 Financial Plan.  The
State has reported its belief that the 2006-07 Financial Plan included sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2006-07 fiscal year.  These reserves included (but were not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund.
In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period.  There could be no assurance given, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2006-07 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2006-07 Financial Plan.

      In addition, the State is party to other claims and litigation that either its legal counsel has advised that it is not probable that the State will suffer adverse court decisions or the State has determined are not material.  Although the amounts of potential losses, if any, were not presently determinable, it was the State's opinion that its ultimate liability in these cases was not expected to have a material adverse effect on the
State's financial position in the 2006-067 fiscal year or thereafter.

      |X|   Other Localities.  Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance was not included in the projections of the State's receipts and disbursements for the State's 2006-07 fiscal year or thereafter.

      |X|   Factors Affecting Investments in New York City Municipal Securities. The City
has a highly diversified economic base, with a substantial volume of business activity in the service, wholesale and retail trade and manufacturing industries and is the location of many securities, banking, law, accounting, news media and advertising firms.

      The City is a major seaport and focal point for international business.  Many of the major corporations headquartered in the City are multinational in scope and have extensive foreign operations.  Numerous foreign-owned companies in the United States are also headquartered in the City.  These firms, which have increased in number substantially over the past decade, are found in all sectors of the City's economy, but are concentrated in trade, professional and business services, tourism and finance.  The City is the location of the headquarters of the United Nations, and several affiliated organizations maintain their principal offices in the City.  A large diplomatic community exists in the City to staff the missions to the United Nations and the foreign consulates.

      Economic activity in the City has experienced periods of growth and recession and can be expected to experience periods of growth and recession in the future. The City experienced a recession in the early 1970s through the middle of that decade, followed by a period of expansion in the late 1970s through the late 1980s.  The City fell into recession again in the early 1990s which was followed by an expansion that lasted until 2001.  The economic slowdown that began in 2001 as a result of the September 11 terrorist attack, a national economic recession, and a downturn in the securities industry came to an end in
2003.  Since then, Wall Street activity, tourism, and the real estate market have driven a broad based economic recovery.  The City's financial plan assumed continued moderate growth in calendar year 2006.

       For each of the 1981 through 2004 fiscal years, the City's General Fund had an operating surplus, before discretionary and other transfers, and achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP") after discretionary and other transfers.  The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without tax or other revenue increases or reductions in City services or entitlement programs, which could adversely affect the City's economic base.

      The Mayor is responsible for preparing the City's financial plan which relates to the
City and certain entities that receive funds from the City, including the financial plan for the 2006 through 2009 fiscal years submitted to the Control Board on July 6, 2005 (the
"July Financial Plan" and together with Modification No. 06-2 to the July Financial Plan, the "2006-2010 Financial Plan", or "Financial Plan").  The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize.

      Implementation of the Financial Plan is dependent upon the City's ability to market its securities successfully.  Implementation of the Financial Plan is also dependent upon the ability to market the securities of other financing entities, including the New York
City Municipal Water Finance Authority ("Water Authority"), which issues debt secured by water and sewer revenues.  In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements.  The success of projected public sales of City, Water Authority and other bonds and notes will be subject to prevailing market conditions.  Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

      |X|   The City's 2006-2010 Financial Plan.  For the 2005 fiscal year, the City's
General Fund had an operating surplus of $3.534 billion, before discretionary transfers, and achieved balanced operating results in accordance with GAAP, after discretionary and other transfers. The 2005 fiscal year was the twenty-fifth consecutive year that the City has achieved balanced operating results when reported in accordance with GAAP.

      The Financial Plan projected revenues and expenses for the 2006 and 2007 fiscal years balanced in accordance with GAAP, and projected gaps of $3.4 billion, $3.5 billion and $2.7 billion in fiscal years 2008 through 2010, respectively, after implementation of a gap-closing program.

      The Financial Plan reflected increases in projected net revenues since the July
Financial Plan totaling $2.8 billion, $1.8 billion, $1.9 billion and $1.6 billion in fiscal years 2006 through 2009, respectively, resulting primarily from increases in projected real estate transaction, personal income and business tax revenues offset by decreases in real estate tax revenues. These amounts included decreases in miscellaneous revenues of $232 million and $121 million in fiscal years 2006 and 2007, respectively, as a result of the delay to fiscal year 2008 of the release by TSASC, Inc. ("TSASC") of previously trapped tobacco settlement receivables ("TSRs") and TSRs not used for debt service and other expenses, and increases in miscellaneous revenues of $454 million and $22 million in fiscal years 2008 and 2009, respectively, as a result of the delayed release and the receipt of additional TSRs. The Financial Plan also reflected, since the July Financial Plan, a decrease in projected net expenditures of $268 million in fiscal year 2006, excluding the prepayment of $3.3 billion of expenditures otherwise due in fiscal year 2007, and increases in projected net expenditures totaling approximately $1.2 billion, $1 billion and $1.4 billion in fiscal years 2007 through 2009, respectively. Increases in projected expenditures since the July Financial Plan included: (i) increased labor costs as a result of settlements of labor negotiations and provision for similar increases for collective bargaining units not yet settled of $661 million, $1.1 billion, $1.2 billion and $1.2 billion in fiscal years 2006 through 2009, respectively; (ii) increased energy costs of
$101 million, $102 million, $88 million and $83 million in fiscal years 2006 through 2009, respectively; (iii) increased agency spending of $102 million, $216 million, $216 million and $223 million in fiscal years 2006 through 2009, respectively; and (iv) the contribution of $1 billion in each of fiscal years 2006 and 2007 to a fund to be established to advance-fund a portion of the future cost of health benefits for retirees. Decreases in projected City-funded expenditures since the July Financial Plan resulted from (i)
increases in State education aid of $35 million, $300 million, $337 million and $337 million in fiscal years 2006 through 2009, respectively; (ii) a one-time decrease in
Medicaid expenses of $450 million due to a change in accrual methods for Medicaid payments beginning in fiscal year 2006; (iii) decreases in debt service costs of $41 million, $117 million, $33 million and $9 million in fiscal years 2006 through 2009, respectively; and
(iv) a reduction in prior year payables of $400 million and a reduction in the general reserve of $200 million in fiscal year 2006. In addition, the Financial Plan reflected decreased pension contributions of $925 million and $571 million in fiscal years 2006 and
2007, respectively, and increased pension contributions of $161 million and $452 million in fiscal years 2008 and 2009, respectively, as a result of changes in actuarial assumptions and funding methodologies, which have been approved by the boards of trustees of the five major actuarial pension systems and which were expected to be approved by the State legislature. The Financial Plan includes the proposed prepayment in fiscal year 2006 of
$3.3 billion in debt service and other payments otherwise due in fiscal year 2007.

      In addition, the Financial Plan set forth gap-closing actions to eliminate the previously projected gap for the 2007 fiscal year and to reduce previously projected gaps for fiscal years 2008 and 2009. The gap-closing actions included: (i) reduced agency expenditures or increased revenues totaling $228 million, $262 million, $211 million and
$211 million in fiscal years 2006 through 2009, respectively; and (ii) additional State actions of $250 million annually in fiscal years 2007 through 2009 and federal actions of
$100 million in fiscal year 2007, which require the approval of the State and federal governments, respectively. Additional State actions could include increased reimbursement rates for State inmate incarceration and probation aid, increased resources to achieve mandated public assistance participation rates, tort reform, City participation in State revenue sharing, pension reform or other State assistance. Additional federal actions could include increased funding for required educational services, increased funding for the costs of incarcerating criminal illegal aliens, increased child care funding, the provision of homeland security funding on a threat-based allocation or other federal assistance. The gap-closing actions set forth in the Financial Plan were partially offset by $256 million annually through the proposed extension of the property tax rebate for homeowners in fiscal years 2008 and 2009.

      The Financial Plan included funding for all recent labor contract settlements covering the vast majority of City employees and made provision for wage increases for all employees in collective bargaining units without contract settlements consistent with the patterns established in the settlements. The Financial Plan made provision for a fourth contract year under the current round of collective bargaining with a 3.15% wage increase in that year and made provision for 1.25% wage increases annually thereafter for all City employees.

      The Financial Plan did not reflect the expected expenditure by the City in fiscal year 2006 of approximately $575 million for Medicaid costs resulting from additional
Medicaid payments expected to be made to the New York City Health and Hospitals Corporation
("HHC") totaling approximately $1.15 billion. The amount of the City's payment reflected the State and local share of these eligible Medicaid costs, which the City is required by law to pay.

      Depending on the amount of State aid provided to localities in the State's adopted budget, the City might be required to make changes in its Financial Plan. The Financial
Plan included anticipated State actions of $250 million for fiscal year 2007. The Financial
Plan also included an increase in unrestricted State education aid in fiscal year 2007 of
$291 million. The Legislative budget agreement increased unrestricted education aid to the
City by an estimated $427 million and included other actions benefiting the City totaling
$17 million..

      The budget bills passed by the State Legislature included bills to provide funding for the City's five-year educational facilities capital plan in the aggregate amount of
$11.2 billion. The bills provided for $1.8 billion to be provided in the form of grants from the State for projects included in the five-year educational facilities capital plan and increased the New York City Transitional Finance Authority's ("TFA") statutory bonding cap by $9.4 billion to provide the remainder of the funding. The additional TFA bonds would be secured by and payable from certain State aid to education, which the Mayor will be authorized to assign to the TFA.

      Although the City has maintained balanced budgets in each of its last twenty-five fiscal years and was projected to achieve balanced operating results for the 2006 and 2007 fiscal years, there can be no assurance that the Financial Plan or future actions to close projected outyear gaps can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

      The Financial Plan is based on numerous assumptions, including the condition of the
City's and the region's economies and the concomitant receipt of economically sensitive tax revenues in the amounts projected. The Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 2006 through 2010 fiscal years; realization of projected interest earnings for pension fund assets and assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the
City; the ability of HHC and other such entities to maintain balanced budgets; the willingness of the federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs;
adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor; the ability of the City to implement cost reduction initiatives, and the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues; and the ability of the City and other financing entities to market their securities successfully in the public credit markets. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

      From time to time, the City Comptroller and other public officials issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the
City to eliminate projected operating deficits.  Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies.  Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services.  It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.

      On March 6, 2006, the City Comptroller released a report on the Financial Plan. The report noted that the housing market and the overall economy were slowing, that financial markets face uncertainty due to rising interest rates and high debt levels and that additional extraordinary savings of the magnitude of this year's lower pension costs and the benefits from the State Medicaid cap are unlikely, suggesting that much of the good fortune experienced by the City in recent years is unlikely to continue. The report also stated that efforts by the State and Federal governments to contain Medicaid costs were expected to have negative impacts on the already weakening financial condition of HHC, and that the City may find that its subsidy to HHC, which is in the $150 million range throughout fiscal years 2007 through 2010, will need to increase. The report observed that pension costs appeared to be near the end of a cyclical increase and were expected to remain at a level comparable to that reached in the mid-1980s, when considered as a percentage of general fund revenues, and that health insurance costs, which consumed more than 5% of total revenues in fiscal year 2005, were expected to consume more than 7% of total revenues in fiscal year 2010.

      In his report, the City Comptroller identified net risks and possible resources for fiscal years 2006 through 2010 which, when added to the projected results in the Financial
Plan, would result in a surplus of $60 million in fiscal year 2006 (after providing for the prepayment of $3.3 billion of fiscal year 2007 expenses with fiscal year 2006 resources), a surplus of $130 million in fiscal year 2007 and gaps of $3.1 billion, $3.4 billion and $2.6 billion in fiscal years 2008 through 2010, respectively.

      The report projected that the City's Gross City Product would grow 2.7% in calendar year 2006, which is slower than the 3.3% pace in 2005 but higher than the OMB calendar year forecast of 2.4%. The report forecast a rebound to 3.1% growth in calendar year 2007, while
OMB forecast a 0.9% contraction in that period, and forecast job growth in the City of
28,000 jobs in 2006 and 35,800 in 2007, compared to the 35,200 jobs in 2006 and 26,000 in
2007 forecast by OMB.

      On February 23, 2006, the staff of the Office of the State Deputy Comptroller
("OSDC") issued a report on the Financial Plan. The report found that the City has a $4.5 billion surplus in fiscal year 2006, of which $1.2 billion would be set aside to pay for future costs. The report also identified additional net benefits of approximately $486 million, $251 million, $210 million, $110 million and $110 million for fiscal years 2006 through 2010, respectively, which, when added to the results projected in the Financial
Plan, would produce an additional surplus of $737 million in fiscal year 2007 and, after an assumed transfer to fiscal year 2008 of that additional surplus, result in gaps of $2.5 billion, $3.4 billion and $2.6 billion in fiscal years 2008 through 2010, respectively.

      In addition to the benefits and risks identified in the report, the report identified other issues which could have a significant impact on the City. With respect to City funding for education, the report noted that if the Court of Appeals upholds the ruling in the Campaign for Fiscal Equity litigation, and if the State Legislature requires the City to contribute 40% of the additional education funding as recommended by the Governor, City education costs could increase by as much as $560 million in fiscal year 2007, $1.1 billion in fiscal year 2008, $1.6 billion in fiscal year 2009 and $2.2 billion in fiscal year 2010.
The report noted that wage increases for the next round of collective bargaining at the projected inflation rate would increase costs by $100 million, $350 million, $650 million and $950 million in fiscal years 2007 through 2010, respectively. The report noted that certain City-related public authorities face financial challenges that could draw on City resources. In addition, the report noted that the City's debt service burden was projected to rise to 15.1% of City fund revenues in fiscal year 2009, which would be the highest level in the past fifteen years. Finally, the report noted that, while the outlook is generally favorable, a number of factors still pose serious risks to the City's economic forecast. The greatest risk, the report noted, is of a more significant slowdown in consumer spending. In addition, the report highlights such factors as higher interest rates, a softening residential real estate market, increased energy prices, and a negative savings rate.

      The report noted that the City has undertaken several actions to provide future benefits, including the deferral of tobacco revenues and the use of "pay-as-you-go" capital financing. In response to new accounting rules, the City and other governmental entities will be required to calculate and report their obligations to current and future retirees for benefits other than pensions. The report stated that preliminary estimates put the value of the City's liability in excess of $50 billion, which could require an annual contribution of about $4 billion if funded on an actuarial basis. The City currently funds this liability on a "pay-as-you-go" basis, with a cost of $1 billion in fiscal year 2006.
While governments are not required to fund these long-term liabilities, the City intends to create a health insurance trust fund for the benefit of current and future retirees. The report noted that although the details of the fund have yet to be worked out, the City intends to contribute $1 billion to the fund this year and another $1 billion next year, and that the City would also transfer to the fund an amount equal to the projected cost on a pay-as-you-go basis. According to the report, City officials believe they could draw on these resources in the future by foregoing the pay-as-you-go contribution to the fund, which will free up resources for other needs, effectively allowing it to act as a rainy-day fund in the event of unforeseen contingencies.

      On March 13, 2006, the staff of the Control Board issued a report on the Financial
Plan. The report quantified certain risks and possible resources. The report identified possible net resources of $484 million for fiscal year 2006 and net risks of $167 million,
$176 million, $179 million and $180 million in fiscal years 2007 through 2010, respectively, which, when combined with the results projected in the Financial Plan, would result in an estimated surplus of $484 million in fiscal year 2006 (after providing for the prepayment of $3.3 billion of fiscal year 2007 expenses with fiscal year 2006 resources), and estimated gaps of $167 million, $3.6 billion, $3.7 billion and $2.9 billion in fiscal years 2007 through 2010, respectively. In addition to the risks quantified in the report, the report noted that debt service was projected to grow by 46% between fiscal years 2006 and 2010, and stated that if the economy were to falter in the outyears of the plan, the debt burden could reach unmanageable levels.

      On March 27, 2006, the Independent Budget Office ("IBO") released a report reviewing the Financial Plan. In this report, the IBO estimated the City's fiscal year 2006 surplus would be $3.1 billion, and expected budget gaps of $445 million, $2.5 billion, $2.4 billion and $1.7 billion in fiscal years 2007 through 2010, respectively. These results would be less favorable than the Financial Plan by $137 million and $445 million in fiscal years
2006 and 2007, respectively, and more favorable by $1.0 billion, $1.1 billion and $1.0 billion in fiscal years 2008 through 2010, respectively. The IBO's lower budget gap projections resulted in part from the IBO's higher forecast of property tax revenues, which exceed the Financial Plan projections by $313 million, $693 million, $923 million and $1.2 billion in fiscal years 2007 through 2010, respectively.

      Various actions proposed in the Financial Plan are uncertain.  If these measures cannot be implemented, the City will be required to take other actions to decrease expenditures or increase revenues to maintain a balanced financial plan.

      The projections and assumptions contained in the Financial Plan are subject to revision which may involve substantial change, and no assurance could be given that these estimates and projections, which included actions which the City expected would be taken but which were not within the City's control, would be realized.

      |X|   Ratings of the City's Bonds.  As of April 6, 2006, Moody's, S&P and Fitch rated the City's general obligations bonds A1, AA- and A+, respectively.  These ratings reflected only the views of Moody's, S&P and Fitch from which an explanation of the significance of such ratings may be obtained.  There is no assurance that those ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely.
Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's bonds.

      |X|   The City's Outstanding Indebtedness.  As of December 31, 2005, the City had
$34.208 billion of outstanding net long-term indebtedness.

      For its normal operations, the City depends on aid from the State both to enable the
City to balance its budget and to meet its cash requirements.  There can be no assurance that there will not be delays or reductions in State aid to the City from the amounts projected; that State budgets in future fiscal years will be adopted by the April 1 statutory deadline; that interim appropriations will be enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.  In addition, the Federal budget negotiation process could result in a reduction or a delay in the receipt of Federal grants which could have adverse effects on the City's cash flow or revenues.

      |X|   Pending Litigation.  The City is a defendant in lawsuits pertaining to material matters as well as claims asserted that are incidental to performing routine governmental and other functions. That litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, torts, breaches of contract, and other violations of law and condemnation proceedings.  While the ultimate outcome and fiscal impact, if any, on the City of such proceedings and claims were not predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the Financial Plan.

      In the fiscal year ended on June 30, 2005, the City expended $590.3 million for judgments and claims, $147.2 million of which was reimbursed by HHC. The Financial Plan included provisions for judgments and claims of $600.7 million, $646.5 million, $689.8 million, $742.7 million and $793.2 million for the 2006 through 2010 fiscal years, respectively. These projections incorporated a substantial amount of claims costs attributed to HHC for which HHC will reimburse the City. These amounts were estimated at
$189.9 million for each of fiscal years 2006 through 2010. The City has estimated that its potential future liability for outstanding claims against it as of June 30, 2005 amounted to approximately $4.8 billion.

      Other U.S. Territories, Commonwealths and Possessions. The Fund also invests in municipal securities issued by certain territories, commonwealths and possessions of the
United States that pay interest that is exempt (in the opinion of the issuer's legal counsel when the security is issued) from federal income tax and NY State and NY City personal income tax.

      Therefore, the Fund's investments could be affected by the fiscal stability of, for example, Puerto Rico, Virgin Islands or Guam. The following info on risk factors in those jurisdictions is only a summary, based on publicly-available official statements relating to offerings by issuers of these jurisdictions. No representation is made as to the accuracy of this information.

Puerto Rico Risk Factors

      Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.
       The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

      The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

      There can be no assurance that current or future economic difficulties in the United
States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

Guam Risk Factors

      Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.
      Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam's economy is heavily dependent upon the U.S. military and tourism, particularly from Japan.
Tourism has represented the primary source of Guam's economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United
States.

      Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs in March 2006. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. Recent world events have increased recognition of Guam's strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors

      Certain of the bonds in the fund may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and
Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2005, the population of the U.S. Virgin Islands was estimated at 108,708.
      Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received 2.6 million visitors in
2004, and 2005. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S.
Virgin Islands.

      Other Investment Techniques and Strategies. In seeking its objective, the Fund may from time to time employ the types of investment strategies and investments described below. The Fund is not required to use all of these strategies at all times, and at times may not use any of them.

      |X|   Floating Rate and Variable Rate Obligations. Variable rate obligations, a form of derivative investments, may have a demand feature that allows the Fund to tender the obligation to the issuer or a third party prior to its maturity. The tender may be at par value plus accrued interest, according to the terms of the obligations.

      The interest rate on a floating rate note is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate or some other standard, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals of not less than one year. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The Manager may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of the backing provided by a letter of credit or guarantee issued by a bank that meets those quality standards.

      Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder. Floating rate or variable rate obligations that do not provide for the recovery of principal and interest within seven (7) days are subject to the Fund's limitations on investments in illiquid securities.

      |X|   Inverse Floaters. The Fund invests in "inverse floaters" which are derivative instruments that pay interest at rates that move in the opposite direction of yields on short-term securities. As short-term interest rates rise, the interest rate on inverse floaters falls and they produce less current income. As short-term interest rates fall, the interest rates on the inverse floaters increase and they pay more current income. Their market value can be more volatile than that of a conventional fixed-rate security having similar credit quality, redemption provisions and maturity. The Fund can invest up to 20%
of its total assets in inverse floaters.

     Currently, most of the inverse floaters the Fund buys are created when the Fund purchases a fixed-rate municipal security and subsequently transfers it to a trust created by a broker-dealer. The trust divides the fixed-rate security into two floating rate securities: (i) a short-term tax-free floating rate security paying interest at rates that usually reset daily or weekly, typically with the option to be tendered for par value on each reset date, and (ii) a residual interest (the "inverse floater") that is a long-term tax-free floating rate security, sometimes also referred to as a "residual interest certificate." The inverse floater pays interest at rates that move in the opposite direction of the yield on the short-term floating rate security. The terms of the inverse floaters in which the Fund invests grant the Fund the right to  require a tender of the short-term floating rate securities, upon payment of the principal amount due to the holders of the short-term floating rate notes issued by the trust and certain other fees.
The Fund may then require the trust to exchange the underlying fixed-rate security for the short-term floating rate security and the inverse floater that the Fund owns.

     The Fund may also purchase inverse floaters created when another party transfers a fixed-rate municipal security to a trust. The trust then issues short-term floating rate notes to third parties and sells the inverse floater to the Fund. Under some circumstances, the Manager might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides the Manager with a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

     Additionally, the Fund may be able to purchase inverse floaters created by municipal issuers directly. To provide investment leverage, a municipal issuer might issue two variable rate obligations instead of a single long-term, fixed-rate security. For example, the interest rate on one obligation reflecting short-term interest rates and the interest rate on the other instrument, the inverse floater, reflecting the approximate rate the issuer would have paid on a fixed-rate security, multiplied by a factor of two, minus the rate paid on the short-term instrument.

      Inverse floaters may offer relatively high current income, reflecting the spread between long-term and short-term tax exempt interest rates. As long as the municipal yield curve remains positively sloped, and short-term rates remain low relative to long-term rates, owners of inverse floaters will have the opportunity to earn interest at above-market rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term security having similar credit quality, redemption provisions and maturity.

      Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps can be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

      The Fund may enter into a "shortfall and forbearance" agreement with the sponsor of an inverse floater held by the Fund. Under such an agreement, on liquidation of the trust, the Fund would be committed to pay the trust the difference between the liquidation value of the underlying security on which the inverse floater is based and the principal amount payable to the holders of the short-term floating rate security that is based on the same underlying security. The Fund would not be required to make such a payment under the standard terms of a more typical inverse floater. Although entering into a "shortfall and forebearance" agreement would expose the Fund to the risk that it may be required to make the payment described above, the Fund may receive higher interest payments than under a typical inverse floater.

      An investment in inverse floaters may involve greater risk than an investment in a fixed-rate municipal security. All inverse floaters entail some degree of leverage. The interest rate on inverse floaters varies inversely at a pre-set multiple of the change in short-term rates. An inverse floater that has a higher multiple, and therefore more leverage, will be more volatile with respect to both price and income than an inverse floater with a lower degree of leverage or than the underlying security.

      The Fund has changed its accounting treatment of inverse floater transactions in which the Fund has transferred a municipal security it owned to a trust. Prior to the
Fund's fiscal year-end, for accounting presentation purposes, these transactions were treated as a sale of the municipal security and a purchase of the inverse floater. Under applicable financial accounting standards however, the transfer of the security is considered a form of secured borrowing for financial reporting purposes. This change in accounting treatment does not apply to inverse floaters acquired by the Fund that were created by a third-party's transfer of a municipal security to the issuing trust.

      |X|   "When-Issued" and "Delayed-Delivery" Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a
"delayed-delivery" (or "forward commitment") basis. "When-issued" or "delayed-delivery"
refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

      These transactions are negotiated, and the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. Normally the settlement date is within six months of the purchase of municipal bonds and notes. However, the Fund, from time to time, may purchase municipal
securities having a settlement date more than six months and possibly as long as two years or more after the trade date. The securities are subject to change in value from market fluctuation during the settlement period. The value at delivery might be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Manager before settlement will affect the value of these securities and could cause loss to the Fund. No income begins to accrue to the Fund on a when-issued security until the Fund receives the security at the settlement of the trade.

      The Fund may engage in when-issued transactions in order to secure what is considered to be an advantageous price and yield at the time of entering into the obligation. When the
Fund engages in when-issued or delayed-delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Its failure to do so may cause the
Fund to lose the opportunity to obtain the security at a price and yield it considers advantageous.

      When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund will enter into when-issued or delayed-delivery purchase transactions to acquire securities, the Fund may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss.

      At the time the Fund makes a commitment to purchase or sell a security on a when-issued or forward commitment basis, it records the transaction on its books and reflects the value of the security purchased. In a sale transaction, it records the proceeds to be received, in determining its net asset value. In a purchase transaction, the
Fund will identify on its books liquid securities of any type with a value at least equal to the value of purchase commitments until the Fund pays for the investment.

      When-issued transactions and forward commitments can be used by the Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, the
Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or forward commitment basis, to obtain the benefit of currently higher cash yields.

      |X|   Zero-Coupon Securities. The Fund may buy zero-coupon and delayed interest municipal securities. Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Original issue discount on these securities is included in the Fund's tax-free income. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

      Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other
debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

      The Fund's investment in zero-coupon securities may cause the Fund to recognize income and be required to make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

      |X|   Puts and Standby Commitments. The Fund may acquire "stand-by commitments" or
"puts" with respect to municipal securities to enhance portfolio liquidity and to try to reduce the average effective portfolio maturity. These arrangements give the Fund the right to sell the securities at a set price on demand to the issuing broker-dealer or bank.
However, securities having this feature may have a relatively lower interest rate.

      When the Fund buys a municipal security subject to a standby commitment to repurchase the security, the Fund is entitled to same-day settlement from the purchaser. The Fund receives an exercise price equal to the amortized cost of the underlying security plus any accrued interest at the time of exercise. A put purchased in conjunction with a municipal security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price.

      The Fund might purchase a standby commitment or put separately in cash or it might acquire the security subject to the standby commitment or put (at a price that reflects that additional feature). The Fund will enter into these transactions only with banks and securities dealers that, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere.

      Puts and standby commitments are not transferable by the Fund. They terminate if the
Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements might enable the
Fund to sell a security at a pre-arranged price that may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller that could jeopardize the Fund's business relationships with the seller.

      A put or standby commitment increases the cost of the security and reduces the yield otherwise available from the security. Any consideration paid by the Fund for the put or standby commitment will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from municipal securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying municipal securities.

      |X|  Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements. It might do so for temporary defensive purposes or for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to an approved vendor for delivery on an agreed upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S.
commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated a primary dealer in government securities, which meet credit requirements set by the Fund's Manager from time to time.

      The majority of these transactions run from day to day. Delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund's limits on holding illiquid securities. The Fund cannot invest more than 20% of its total assets in taxable repurchase agreements offering taxable income.

      Repurchase agreements, considered "loans" under the Investment Company Act of 1940
(the "Investment Company Act"), are collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the collateral's value must equal or exceed the repurchase price to fully collateralize the repayment obligation.

      The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

      Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the
"SEC"), the Fund, along with the affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      |X|   Illiquid Securities. Under the policies and procedures established by the
Fund's Board of Trustees, the Manager determines the liquidity of certain of the Fund's investments and monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to meet percentage restrictions.

      The Fund may acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the
Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

      The Fund has limitations that apply to purchases of restricted securities, as stated
in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the
Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors.  If there is a lack of trading interest in a particular Rule 144A security, the Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days.

      |X|   Borrowing for Leverage. The Fund has the ability to invest borrowed funds in portfolio securities. This speculative investment technique is known as "leverage". Under its fundamental policies, the Fund may not borrow, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statutes, rules or regulations may be amended or interpreted from time to time.  Currently, under the Investment Company Act, a mutual fund may borrow only from banks and the maximum amount it may borrow is up to one-third of its total assets (including the amount borrowed) less its liabilities, other than borrowings, except that a fund may borrow up to 5% of its total assets for temporary purposes from any person. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed. The Fund may borrow for temporary or emergency purposes only to the extent necessary in emergency situations to meet redemption requests after using all cash held by the Fund to meet such redemption requests, other than cash necessary to pay Fund fees and expenses. If the value of a Fund's assets fails to meet the 300% asset coverage requirement, the Fund is required, within three days, to reduce its bank debt to the extent necessary to meet such requirement and may have to sell a portion of its investments at a time when independent investment judgment would not dictate such sale.

      The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. The interest on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds.
Additionally, the Fund's net asset value per share might fluctuate more than that of funds that do not borrow.

      In addition, pursuant to an exemptive order issued by the SEC to Citicorp North
America, Inc. ("Citicorp"), the Fund also has the ability to borrow, subject to the limits established by its investment policies, from commercial paper and medium-term note conduits administered by Citicorp that issue promissory notes to fund loans to investment companies such as the Fund. These loans may be secured by assets of the Fund, so long as the Fund's policies permit it to pledge its assets to secure a debt. Liquidity support for these loans will be provided by banks obligated to make loans to the Fund in the event the conduit or conduits are unable or unwilling to make such loans. The Fund will have the right to prepay such loans and terminate its participation in the conduit loan facility at any time upon prior notice. As a borrower under a conduit loan facility, the Fund maintains rights and remedies under state and federal law comparable to those it would maintain with respect to a loan from a bank.

      |X| Other Derivatives. In addition to floating rate and variable rate obligations and inverse floaters, the Fund can invest in other municipal derivative securities that pay interest that depends on the change in value of an underlying asset, interest rate or index.  Examples are interest rate swaps, municipal bond indices or swap indices. Certain derivatives can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the Manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in municipal securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

      |X|   Hedging. The Fund may use hedging to attempt to protect against declines in the market value of its portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities that have appreciated, or to facilitate selling securities for investment reasons. To do so the Fund could:
o     buy puts on securities, or
o     write covered calls on securities. Covered calls can also be written on debt securities to attempt to increase the Fund's income, but that income would not be tax-exempt. Therefore it is unlikely that the Fund would write covered calls for that purpose.

      The Fund is not obligated to use hedging instruments, even though it is permitted to use them in the Manager's discretion, as described below. The particular options the Fund can use are described below. The Fund may employ other hedging instruments and strategies in the future, if those investment methods are consistent with the Fund's investment objective, are
permissible under applicable regulations governing the Fund and are approved by the Fund's
Board of Trustees.

o     Put and Call Options. The Fund can buy and sell certain kinds of put options (puts)
and call options (calls). These strategies are described below.

o     Writing Covered Call Options. The Fund can write (that is, sell) call options. The
Fund's call writing is subject to a number of restrictions:
(1)   Calls the Fund sells must be listed on a national securities exchange.
(2)   Each call the Fund writes must be "covered" while it is outstanding. That means the
                  Fund must own the investment on which the call was written.

      When the Fund writes a call on a security, it receives cash (a premium). The Fund agrees to sell the underlying investment to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund has retained the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

      The Fund's custodian bank, or a securities depository acting for the custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation
("OCC"), as to the investments on which the Fund has written calls traded on exchanges, or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the calls or upon the
Fund's entering into a closing purchase transaction.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote was more or less than the price of the call the Fund purchased to close out the transaction. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Any such profits are considered short-term capital gains for federal tax purposes, as are premiums on lapsed calls. When distributed by the Fund, they are taxable as ordinary income.

      Purchasing Calls and Puts. The Fund may buy calls only on securities that relate to securities the Fund owns, broadly-based municipal bond indices, municipal bond index futures and interest rate futures.  It may also buy calls to close out a call it has written, as discussed above.  Calls the Fund buys must be listed on a securities or commodities exchange, or quoted on NASDAQ(R), or traded in the over-the-counter market.  A call or put option may not be purchased if the purchase would cause the value of all the
Fund's put and call options to exceed 5% of its total assets.

      When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium.  For calls on securities that the Fund buys, it has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.  The Fund benefits only if (1) the call is sold at a profit or (2) the call is exercised when the market price of the underlying investment is above the sum of the exercise price plus the transaction costs and premium paid for the call.  If the call is not either exercised or sold (whether or not at a profit), it will become worthless at its expiration date.  In that case the Fund will lose its premium payment and the right to purchase the underlying investment.

      Calls on municipal bond indices, interest rate futures and municipal bond index futures are settled in cash rather than by delivering the underlying investment.  Gain or loss depends on changes in the securities included in the index in question (and thus on price movements in the debt securities market generally) rather than on changes in price of the individual futures contract.

      The Fund may buy only those puts that relate to securities that the Fund owns, broadly-based municipal bond indices, municipal bond index futures or interest rate futures
(whether or not the Fund owns the futures).

      When the Fund purchases a put, it pays a premium. The Fund then has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Puts on municipal bond indices are settled in cash. Buying a put on a debt security, interest rate future or municipal bond index future the Fund owns enables it to
protect itself during the put period against a decline in the value of the underlying investment below the exercise price. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will lose its premium payment and the right to sell the underlying investment. A put may be sold prior to expiration (whether or not at a profit).

o     Risks of Hedging with Options. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's returns.

      The Fund's option activities could affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate.  The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover.  Although the decision whether to exercise a put it holds is in the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund could pay a brokerage commission each time it buys a call or put, sells a call or put, or buys or sells an underlying investment in connection with the exercise of a call or put. Such commissions might be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

      If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

      There is a risk in using short hedging by purchasing puts on municipal bond indices or futures to attempt to protect against declines in the value of the Fund's securities.
The risk is that the prices of such futures or the applicable index will correlate imperfectly with the behavior of the cash (that is, market) prices of the Fund's securities. It is possible, for example, that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of debt securities held in the
Fund's portfolio might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value of its debt securities. However, while this could occur over a brief period or to a very small degree, over time the value of a diversified portfolio of debt securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of debt securities being hedged and movements in the price of the hedging instruments, the Fund might use hedging instruments in a greater dollar amount than the dollar amount of debt securities being hedged. It might do so if the historical volatility of the prices of the debt securities being hedged is greater than the historical volatility of the applicable index.

      An option position may be closed out only on a market that provides secondary trading for options of the same series. There is no assurance that a liquid secondary market will exist for a particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable investment until the call lapsed or was exercised, and could experience losses.

     |X| Interest Rate Swap Transactions.  In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security.
For example, they may swap a right to receive floating rate payments for fixed rate payments.  The Fund can enter into swaps only on securities it owns. The Fund cannot enter into swaps with respect to more than 25% of its total assets.  Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.  Income from interest rate swaps may be taxable.

     Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default.  If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received.  The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

      The Fund can enter into swap transactions with appropriate counterparties pursuant to master netting agreements.  A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable under one or more swap transactions, the net amount payable on that date shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty can terminate the swaps with that party. Under master netting agreements, if there is a default resulting in a loss to one party, that party's damages are calculated by reference to the average cost of a replacement swap with respect to each swap.  The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

o     Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission
(the "CFTC") has eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange
Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's prospectus or this SAI.

      Transactions in options by the Fund are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges, or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the
Fund's adviser). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

      When the Fund purchases an interest rate future or municipal bond index future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the investments underlying the future, less the margin deposit applicable to it. The account must be a segregated account or accounts held by its custodian bank.

      |X|   Portfolio Turnover. A change in the securities held by the Fund from buying and selling investments is known as "portfolio turnover." Short-term trading increases the rate of portfolio turnover and could increase the Fund's transaction costs. However, the Fund ordinarily incurs little or no brokerage expense because most of the Fund's portfolio transactions are principal trades that do not require payment of brokerage commissions.

      The Fund ordinarily does not trade securities to achieve short-term capital gains, because such gains would not be tax-exempt income. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations. It may also do so to dispose of a portfolio security prior to its maturity. That might be done if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition is advisable or it needs to generate cash to satisfy requests to redeem Fund shares. In those cases, the Fund may realize a capital gain or loss on its investments. The Fund's annual portfolio turnover rate normally is not expected to exceed
50%. The Financial Highlights table at the end of the Prospectus shows the Fund's portfolio turnover rates during the past five fiscal years.

|X|   Temporary Defensive and Interim Investments.  The securities the Fund can invest in for temporary defensive purposes include the following:
o     short-term municipal securities;
o     obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities;
o     commercial paper rated "A-1" by Standard & Poors, or having a comparable rating by another nationally-recognized rating agency; and
o     certificates of deposit of domestic banks with assets of $1 billion or more.

      The Fund also might hold these types of securities pending the investment of proceeds from the sale of portfolio securities or to meet anticipated redemptions of Fund shares.
The income from some of these temporary defensive or interim investments may not be tax-exempt. Therefore when making those investments, the Fund might not achieve its objective.

      |X|   Investments in Other Investment Companies. On a temporary basis, the Fund can invest up to 5% of its total assets in shares of other investment companies that have an investment objective of seeking income exempt from federal, New York State and New York
City personal income taxes. It can invest up to 5% of its total assets in any one investment company (but cannot own more than 3% of the outstanding voting stock of that company). These limits do not apply to shares acquired in a merger, consolidation, reorganization or acquisition of another investment company. Because the Fund would be subject to its ratable share of the other investment company's expenses in addition to its own expenses, the Fund will not make these investments unless the Manager believes that the potential investment benefits justify the added costs and expenses.

Other Investment Restrictions

      |X|   What Are "Fundamental Policies?" Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a
"majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:
o     67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or
o     more than 50% of the outstanding shares.

      The Fund's investment objective is not a fundamental policy, but will not be changed without approval by the Fund's Board of Trustees and notice to shareholders. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Fund's Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Fund's most significant investment policies are described in the Prospectus.

|X|   Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund:

o     The Fund cannot make loans, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not borrow money, except to the extent permitted under the Investment
Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot invest 25% or more of its total assets in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies. Nor does that limit apply to municipal securities in general or to New York municipal securities.

o     The Fund cannot invest in real estate, physical commodities or commodity contracts, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund may not underwrite securities of other issuers, except to the extent that a
Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended, when reselling securities held in its own portfolio.

o     The Fund cannot issue senior securities, except to the extent permitted under the
Investment Company Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o     The Fund cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of the issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

      Unless the Prospectus or SAI states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment. In that case the
Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund.

      |X|   Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has the
additional operating policies which are stated below, that are not "fundamental," and which can be changed by the Board of Trustees without shareholder approval:

o     In applying its policy prohibiting the issuance of senior securities, the Fund interprets that policy not to prohibit certain investment activities for which assets of the Fund are designated as segregated to cover the related obligations. Examples of those activities include borrowing money, repurchase agreements, delayed-delivery and when-issued transactions and contracts to buy or sell derivatives.

o     For the purposes of the Fund's policy regarding minimum investments in the tax-exempt securities, the minimum investment requirement is based on net assets plus borrowings used for investment purposes.

Diversification. The Fund intends to be "diversified" as defined in the Investment Company
Act and to satisfy the restrictions against investing too much of its assets in any one
"issuer" as set forth in the restrictions above. Under the Investment Company Act's requirements for diversification, as to 75% of its total assets, the Fund cannot invest more than 5% of its total assets in the securities of any one issuer (other than the U.S.
government, its agencies or instrumentalities) nor can it own more than 10% of an issuer's voting securities. In implementing this policy, the identification of the issuer of a municipal security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating it and the security is backed only by the assets and revenues of the subdivision, agency, authority or instrumentality, the latter would be deemed to be the sole issuer. Similarly, if an industrial development bond is backed only by the assets and revenues of the non-governmental user, then that user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees a security, the guarantee would be considered a separate security and would be treated as an issue of that government or other entity.

Applying the Restriction Against Concentration. In implementing the Fund's policy not to concentrate its investments, the Manager will consider a non-governmental user of facilities financed by industrial development bonds as being in a particular industry. That is done even though the bonds are municipal securities, as to which the Fund has no concentration limitation. The Manager categorizes tobacco industry related municipal bonds as either tobacco settlement revenue bonds or tobacco bonds that are subject to appropriation ("STA Bonds"). For purposes of the Funds' industry concentration policies,
STA Bonds are considered to be "municipal" bonds, as distinguished from "tobacco" bonds.
As municipal bonds, STA Bonds are not within any industry and are not subject to the Funds'
industry concentration policies.

      For the purposes of the Fund's policy not to concentrate in securities of issuers as described in the investment restrictions listed in this SAI, the Fund's industry classifications are not a fundamental policy and therefore may be changed without shareholder approval. Bonds which are refunded with escrowed U.S. government securities are considered U.S. government securities for purposes of the Fund's policy not to concentrate.

Disclosure of Portfolio Holdings.  The Fund has adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Fund's investment program or enable third parties to use that information in a manner that is harmful to the Fund.

o     Public Disclosure. The Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its
            Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the
            OppenheimerFunds' website at www.oppenheimerfunds.com (select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. The Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about the Fund's portfolio investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

          Until publicly disclosed, the Fund's portfolio holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about their Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's portfolio holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

    The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of the Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and its subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be
    "compensation" or "consideration" for these purposes. It is a violation of the Code of
    Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

    A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties
    (subject to the procedures below) no sooner than 15 days after month-end.

    Except under special limited circumstances discussed below, month-end lists of the
    Fund's complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If the Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

o     The third-party recipient must first submit a request for release of Fund portfolio holdings, explaining the business reason for the request;
o     Senior officers (a Senior Vice President or above) in the Manager's Portfolio and
            Legal departments must approve the completed request for release of Fund portfolio holdings; and
o     The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Fund's holdings confidential and agreeing not to trade directly or indirectly based on the information.

    The Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of the Fund's Board, or as an employee, officer and/or director of the
    Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

o     Employees of the Fund's Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),
o     The Fund's independent registered public accounting firm,
o     Members of the Fund's Board and the Board's legal counsel,
o     The Fund's custodian bank,
o     A proxy voting service designated by the Fund and its Board,
o     Rating/ranking organizations (such as Lipper and Morningstar),
o     Portfolio pricing services retained by the Manager to provide portfolio security prices, and
o     Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

    Portfolio holdings information of the Fund may be provided, under limited circumstances, to brokers and/or dealers with whom the Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to the Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the manager to facilitate a particular trade or the portfolio manager's investment process for the
    Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

    Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2)
    by the members of the Manager's Security Valuation Group and Accounting Departments in
    connection with portfolio pricing or other portfolio evaluation purposes:

o     Brokers and dealers in connection with portfolio transactions (purchases and sales)
o     Brokers and dealers to obtain bids or bid and asked prices (if securities held by the
            Fund are not priced by the Fund's regular pricing services)
o     Dealers to obtain price quotations where the Fund is not identified as the owner.

    Portfolio holdings information (which may include information on the Fund's entire portfolio or individual securities therein) may be provided by senior officers of the
    Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

o     Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,
o     Response to regulatory requests for information (the SEC, NASD, state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),
o     To potential sub-advisors of portfolios (pursuant to confidentiality agreements),
o     To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),
o     Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

          Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

    The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the Fund's portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

    Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the Fund's then-current policy on approved methods for communicating confidential information, including but not limited to the Fund's policy as to use of secure e-mail technology.

    The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and
    Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer
    Agent, and their personnel with these policies and procedures. At least annually, the
    CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Funds has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

      The Manager and/or the Fund have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Securities              Fortis Securities         Pacific Crest Securities
ABN AMRO                    Fox-Pitt, Kelton          Pacific Growth Equities
AG Edwards                  Friedman, Billing, Ramsey Petrie Parkman
American Technology ResearchFulcrum Global Partners   Pictet
Auerbach Grayson            Garp Research             Piper Jaffray Inc.
Banc of America Securities  George K Baum & Co.       Prager Sealy & Co.
Barclays                    Goldman Sachs             Prudential Securities
Bear Stearns                HSBC                      Ramirez & Co.
Belle Haven                 ING Barings               Raymond James
Bloomberg                   ISI Group                 RBC Capital Markets
BNP Paribas                 ITG                       RBC Dain Rauscher
BS Financial Services       Janney Montgomery         Research Direct
Buckingham Research Group   Jefferies                 Reuters
Caris & Co.                 JP Morgan Securities      Robert W. Baird
CIBC World Markets          JPP Eurosecurities        Roosevelt & Cross
Citigroup Global Markets    Keefe, Bruyette & Woods   Russell
Collins Stewart             Keijser Securities        Ryan Beck & Co.
Craig-Hallum Capital Group  Kempen & Co. USA Inc.     Sanford C. Bernstein
LLC
Credit Agricole Cheuvreux   Kepler Equities/Julius    Scotia Capital Markets
N.A. Inc.                   Baer Sec
Credit Suisse               KeyBanc Capital Markets   Societe Generale
Cowen & Company             Leerink Swan              Soleil Securities Group
Daiwa Securities            Lehman Brothers           Standard & Poors
Davy                        Loop Capital Markets      Stifel Nicolaus
Deutsche Bank Securities    MainFirst Bank AG         Stone & Youngberg
Dresdner Kleinwort          Makinson Cowell US Ltd    SWS Group
Wasserstein
Emmet & Co                  Maxcor Financial          Taylor Rafferty
Empirical Research          Merrill Lynch             Think Equity Partners
Enskilda Securities         Midwest Research          Thomson Financial
Essex Capital Markets       Mizuho Securities         Thomas Weisel Partners
Exane BNP Paribas           Morgan Stanley            UBS
Factset                     Morningstar               Wachovia Securities
Fidelity Capital Markets    Natexis Bleichroeder      Wescott Financial
Fimat USA Inc.              Ned Davis Research Group  William Blair
First Albany                Nomura Securities         Yieldbook
Fixed Income Securities

How the Fund Is Managed

Organization and History. The Fund, a series of Rochester Portfolio Series (referred to as the "Trust"), is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund (as a series of the Trust) was organized as a Massachusetts business trust in June 1991. The Fund is currently the only series of the Trust.

      |X|   Classes of Shares. The Trustees are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights, preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

      The Fund currently has three classes of shares: Class A, Class B, and Class C.  All classes invest in the same investment portfolio.  Each class of shares:
o     has its own dividends and distributions,
o     pays certain expenses which may be different for the different classes,
o     will generally have a different net asset value,
o     will generally have separate voting rights on matters in which interests of one class are different from interests of another class, and
o     votes as a class on matters that affect that class alone.

      Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to a vote of shareholders.  Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

      Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders, but may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. Shareholders have the right, upon a vote or declaration in writing of two-thirds of the outstanding shares of the Fund, to remove a Trustee or to take other action described in the Fund's Declaration of Trust.

      The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares.  If the
Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the
Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the Investment Company Act.

|X|   Shareholder and Trustee Liability.  The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations. It also provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for its obligations.  The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim.  Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a "partner" of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

      The Fund's contractual arrangements state that any person doing business with the
Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally, the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Board of Trustees and Audit Committee. The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The
Trustees meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager.

      The Board of Trustees has an Audit Committee comprised solely of Trustees who are not
"interested persons" under the Investment Company Act (the "Independent Trustees"). The
members of the Audit Committee are David K. Downes (Chairman), John Cannon, Thomas W.
Courtney, Robert G. Galli, Lacy B. Herrmann and Brian Wruble. The Audit Committee held 6 meetings during the Fund's fiscal year ended December 31, 2006. The Audit Committee furnishes the Board with recommendations regarding the selection of the Fund's independent registered public accounting firm (also referred to as the "Independent Auditors"). Other main functions of the Audit Committee outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Fund's independent registered public accounting firm regarding the Fund's internal accounting procedures and controls;
(iii) reviewing reports from the Manager's Internal Audit Department; (iv) maintaining a separate line of communication between the Fund's independent Auditors and the Independent
Trustees; (v) reviewing the independence of the Fund's independent Auditors;
(vi) pre-approving the provision of any audit or non-audit services by the Fund's independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley
Act, to the Fund, the Manager and certain affiliates of the Manager.

      The Audit Committee's functions include selecting and nominating, to the full Board, nominees for election as Trustees, and selecting and nominating Independent Trustees for election. The Audit Committee may, but need not, consider the advice and recommendation of the Manager and its affiliates in selecting nominees. The full Board elects new directors except for those instances when a shareholder vote is required.

      To date, the Audit Committee has been able to identify from its own resources an ample number of qualified candidates. Nonetheless, shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Audit
Committee's consideration by mailing such information to the Audit Committee. Shareholders wishing to submit a nominee for election to the Board may do so by mailing their submission to the offices of OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street,
11th Floor, New York, NY 10281-1008, to the attention of the Board of Trustees of Limited
Term New York Municipal Fund, c/o the Secretary of the Fund. Submissions should, at a minimum, be accompanied by the following: (1) the name, address, and business, educational, and/or other pertinent background of the person being recommended; (2) a statement concerning whether the person is an "interested person" as defined in the Investment
Company Act; (3) any other information that the Fund would be required to include in a proxy statement concerning the person if he or she was nominated; and (4) the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company ("MassMutual")
(the parent company of the Manager) would be deemed an "interested person" under the
Investment Company Act. In addition, certain other relationships with MassMutual or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

      Although candidates are expected to provide a mix of attributes, experience, perspective and skills necessary to effectively advance the interests of shareholders, the
Audit Committee has not established specific qualifications that must be met by a trustee nominee. In evaluating trustee nominees, the Audit Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an
"interested person" as defined in the Investment Company Act; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Audit Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees. The
Audit Committee may, upon Board approval, retain an executive search firm or use the services of legal, financial, or other external counsel to assist in screening potential candidates.

      There are no differences in the manner in which the Audit Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

Trustees and Officers of the Fund. Except for Mr. Murphy, each of the Trustees is an
"Independent Trustee" under the Investment Company Act. All of the Trustees, except for Mr.
Cannon are also directors or trustees of the following Oppenheimer funds (referred to as
"Board III Funds"):

            Bond Fund Series
            Oppenheimer MidCap Fund
            Oppenheimer Quest Capital Value Fund, Inc.
            Oppenheimer Quest For Value Funds
            Oppenheimer Quest International Value Fund,
            Inc.
            Oppenheimer Quest Value Fund, Inc.
            Rochester Fund Municipals
            Rochester Portfolio Series

      Mr. Cannon is a Trustee of Bond Fund Series, Rochester Fund Municipals and Rochester
Portfolio Series. In addition to being a Board member of each of the Board III Funds,
Messrs. Galli and Wruble are also directors or trustees of 59 other portfolios in the
OppenheimerFunds complex.

      Present or former officers, directors, trustees and employees (and their immediate family members) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the
Fund and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor.

      Messrs. Fielding, Loughran, Cottier, Willis, Gillespie, Murphy, Petersen, Szilagyi,
Vandehey, Wixted and Zack, and Mss. Bloomberg and Ives, who are officers of the Fund, hold the same offices with one or more of the Board III Funds. As of March 1, 2007, the Trustees
and officers of the Fund, as a group, owned of record or beneficially less than 1% of any class of shares of the Fund.  The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Fund listed above. In addition, none of the Independent Trustees (nor any of their immediate family members) owns securities of either the Manager or the Distributor of the Board III Funds or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Biographical Information. The Trustees and officers, their positions with the Fund, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Trustee's beneficial share ownership in the Fund and in all of the registered investment companies that the Trustee oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Trustee in the chart below is 6803 S.
Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

----------------------------------------------------------------------------------------
                                 Independent Trustees
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Name,              Principal Occupation(s) During Past 5      Dollar     Aggregate
                                                                         Dollar Range
                                                              Range of   Of Shares
Position(s) Held   Years;                                     Shares     Beneficially
with the Fund,     Other Trusteeships/Directorships Held;     BeneficiallOwned in
Length of          Number of Portfolios in the Fund Complex   Owned in   Supervised
Service, Age       Currently Overseen                         the Fund   Funds
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
                                                               As of December 31, 2006
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Thomas W.          Principal of Courtney Associates, Inc.     None       $50,001-$100,000
Courtney,          (venture capital firm) (since 1982);
Chairman of the    General Partner of Trivest Venture Fund
Board of Trustees  (private venture capital fund); President
since 2001,        of Investment Counseling Federated
Trustee since 1995 Investors, Inc. (1973-1982); Trustee of
Age: 73            the following open-end investment
                   companies: Cash Assets Trust (1984),
                   Premier VIT (formerly PIMCO Advisors
                   VIT), Tax Free Trust of Arizona (since
                   1984) and four funds for the Hawaiian Tax
                   Free Trust. Oversees 10 portfolios in the
                   OppenheimerFunds complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
John Cannon,       Director of Neuberger Berman Income        None       $10,001-$50,000
Trustee, since     Managers Trust, Neuberger & Berman Income
1992               Funds and Neuberger Berman Trust,
Age: 77            (open-end investment companies)
                   (1995-present); Director of Neuberger
                   Berman Equity Funds (open-end investment
                   company) (since November 2000); Trustee,
                   Neuberger Berman Mutual Funds (open-end
                   investment company) (since October 1994);
                   Mr. Cannon held the following positions
                   at CDC Investment Advisors (registered
                   investment adviser): Chairman and
                   Treasurer (December 1993-February 1996),
                   Independent Consultant and Chief
                   Investment Officer (1996-June 2000) and
                   Consultant and Director (December
                   1993-February 1999). Oversees 3
                   portfolios in the OppenheimerFunds
                   complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
David K. Downes,   President, Chief Executive Officer and     None       None
Trustee since 2005 Board Member of CRAFund Advisors, Inc.
 Age: 67           (investment management company) (since
                   January 2004); President of The Community
                   Reinvestment Act Qualified Investment
                   Fund (investment management company)
                   (since January 2004); Independent
                   Chairman of the Board of Trustees of
                   Quaker Investment Trust (registered
                   investment company) (since January 2004);
                   Director of Internet Capital Group
                   (information technology company) (since
                   October 2003); Chief Operating Officer
                   and Chief Financial Officer of Lincoln
                   National Investment Companies, Inc.
                   (subsidiary of Lincoln National
                   Corporation, a publicly traded company)
                   and Delaware Investments U.S., Inc.
                   (investment management subsidiary of
                   Lincoln National Corporation)
                   (1995-2003); President, Chief Executive
                   Officer and Trustee of Delaware
                   Investment Family of Funds (1995-2003);
                   President and Board Member of Lincoln
                   National Convertible Securities Funds,
                   Inc. and the Lincoln National Income
                   Funds, TDC (1995-2003); Chairman and
                   Chief Executive Officer of Retirement
                   Financial Services, Inc. (registered
                   transfer agent and investment adviser and
                   subsidiary of Delaware Investments U.S.,
                   Inc.) (1995-2003); President and Chief
                   Executive Officer of Delaware Service
                   Company, Inc. (1995-2003); Chief
                   Administrative Officer, Chief Financial
                   Officer, Vice Chairman and Director of
                   Equitable Capital Management Corporation
                   (investment subsidiary of Equitable Life
                   Assurance Society) (1985-1992); Corporate
                   Controller of Merrill Lynch & Company
                   (financial services holding company)
                   (1977-1985); held the following positions
                   at the Colonial Penn Group, Inc.
                   (insurance company): Corporate Budget
                   Director (1974-1977), Assistant Treasurer
                   (1972-1974) and Director of Corporate
                   Taxes (1969-1972); held the following
                   positions at Price Waterhouse & Company
                   (financial services firm): Tax Manager
                   (1967-1969), Tax Senior (1965-1967) and
                   Staff Accountant (1963-1965); United
                   States Marine Corps (1957-1959). Oversees
                   10 portfolios in the OppenheimerFunds
                   complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Robert G. Galli,   A director or trustee of other             None       Over $100,000
Trustee since 1998 Oppenheimer funds. Oversees 61 portfolios
Age: 73            in the OppenheimerFunds complex.*
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Lacy B. Herrmann,  Founder and Chairman Emeritus of Aquila    None       $10,001-$50,000
Trustee since 1995 Group of Funds (open-end investment
Age: 77            company) (since December 2004); Chairman
                   of Aquila Management Corporation and
                   Aquila Investment Management LLC (since
                   August 1984); Chief Executive Officer and
                   President of Aquila Management
                   Corporation (August 1984-December 1994);
                   Vice President, Director and Secretary of
                   Aquila Distributors, Inc. (distributor of
                   Aquila Management Corporation); Treasurer
                   of Aquila Distributors, Inc.; President
                   and Chairman of the Board of Trustees of
                   Capital Cash Management Trust ("CCMT");
                   President and Director of STCM Management
                   Company, Inc. (sponsor and adviser to
                   CCMT); Chairman, President and Director
                   of InCap Management Corporation;
                   Sub-Advisor and Administrator of Prime
                   Cash Fund & Short Term Asset Reserves;
                   Director of OCC Cash Reserves, Inc.
                   (open-end investment company) (June
                   2003-December 2004); Trustee of Premier
                   VIT (formerly PIMCO Advisors VIT)
                   (investment company) (since 1994);
                   Trustee of OCC Accumulation Trust
                   (open-end investment company) (until
                   December 2004); Trustee Emeritus of Brown
                   University (since June 1983). Oversees 10
                   portfolios in the OppenheimerFunds
                   complex.
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Brian F. Wruble,   General Partner of Odyssey Partners,  L.P. None       Over $100,000
Trustee since 2001 (hedge  fund)  (since   September   1995);
Age:  63           Director  of Special  Value  Opportunities
                   Fund, LLC (registered  investment company)
                   (since  September  2004);  Member,  Zurich
                   Financial    Investment   Advisory   Board
                   (insurance)  (affiliate  of the  Manager's
                   parent   company)  (since  October  2004);
                   Board  of   Governing   Trustees   of  The
                   Jackson  Laboratory   (non-profit)  (since
                   August  1990);  Trustee  of the  Institute
                   for     Advanced     Study     (non-profit
                   educational  institute)  (since May 1992);
                   Special   Limited   Partner   of   Odyssey
                   Investment  Partners,  LLC (private equity
                   investment)    (January     1999-September
                   2004);  Trustee of Research  Foundation of
                   AIMR  (2000-2002)   (investment  research,
                   non-profit);    Governor,    Jerome   Levy
                   Economics   Institute   of  Bard   College
                   (August  1990-September  2001)  (economics
                   research);  Director of Ray &  Berendtson,
                   Inc.  (May  2000-April   2002)  (executive
                   search   firm);    President   and   Chief
                   Executive  Officer of the  Delaware  Group
                   of  Mutual  Funds  (1992-1995);  Chairman,
                   President and Chief  Executive  Officer of
                   Equitable Capital  Management  Corporation
                   (1985-1992);  Executive Vice President and
                   Chief Investment  Officer at The Equitable
                   Life   Assurance   Society   of  the  U.S.
                   (1979-1992);     Vice     President    and
                   Co-manager at Smith  Barney,  Harris Upham
                   and Company (1970-1979);  Engineer, Sperry
                   Gyroscope  Company   (1966-1970);   former
                   governor    of   the    Association    for
                   Investment    Management   and   Research;
                   former   chairman  of  the   Institute  of
                   Chartered  Financial  Analysts;  Chartered
                   Financial Analyst.  Oversees 61 portfolios
                   in the OppenheimerFunds complex.*
----------------------------------------------------------------------------------------
   *  In addition to serving as a director or trustee of each of the Board III Funds,
      Messrs. Galli and Wruble also serve on the Boards of 49 other Oppenheimer funds that are not Board III Funds.

      Mr. Murphy is an "Interested Trustee" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty
Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Trustee for an indefinite term, or until his resignation, retirement, death or removal and as an officer for an indefinite term, or until his resignation, retirement, death or removal.
-------------------------------------------------------------------------------------------
                              Interested Trustee and Officer
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
Name, Position(s)  Principal Occupation(s) During the Past 5       Dollar      Aggregate
                                                                             Dollar Range
                                                                  Range of     Of Shares
                                                                   Shares    Beneficially
Held with Fund,    Years; Other Trusteeships/Directorships       Beneficially  Owned in
Length of          Held; Number of Portfolios in the Fund         Owned in    Supervised
Service, Age       Complex Currently Overseen                     the Fund       Funds
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
                                                                  As of December 31, 2006
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
John V. Murphy,    Chairman, Chief Executive Officer and         None        Over $100,000
Trustee since      Director (since June 2001) and President
2005 and           (since September 2000) of the Manager;
President and      President and director or trustee of other
Principal          Oppenheimer funds; President and Director of
Executive Officer  Oppenheimer Acquisition Corp. ("OAC") (the
since 2001         Manager's parent holding company) and of
Age: 57            Oppenheimer Partnership Holdings, Inc.
                   (holding company subsidiary of the Manager)
                   (since July 2001); Director of
                   OppenheimerFunds Distributor, Inc.
                   (subsidiary of the Manager) (since November
                   2001); Chairman and Director of Shareholder
                   Services, Inc. and of Shareholder Financial
                   Services, Inc. (transfer agent subsidiaries
                   of the Manager) (since July 2001); President
                   and Director of OppenheimerFunds Legacy
                   Program (charitable trust program
                   established by the Manager) (since July
                   2001); Director of the following investment
                   advisory subsidiaries of the Manager: OFI
                   Institutional Asset Management, Inc.,
                   Centennial Asset Management Corporation,
                   Trinity Investment Management Corporation
                   and Tremont Capital Management, Inc. (since
                   November 2001), HarbourView Asset Management
                   Corporation and OFI Private Investments,
                   Inc. (since July 2001); President (since
                   November 1, 2001) and Director (since July
                   2001) of Oppenheimer Real Asset Management,
                   Inc.; Executive Vice President of
                   Massachusetts Mutual Life Insurance Company
                   (OAC's parent company) (since February
                   1997); Director of DLB Acquisition
                   Corporation (holding company parent of
                   Babson Capital Management LLC) (since June
                   1995); Member of the Investment Company
                   Institute's Board of Governors (since
                   October 3, 2003); Chief Operating Officer of
                   the Manager (September 2000-June 2001);
                   President and Trustee of MML Series
                   Investment Fund and MassMutual Select Funds
                   (open-end investment companies) (November
                   1999-November 2001); Director of C.M. Life
                   Insurance Company (September 1999-August
                   2000); President, Chief Executive Officer
                   and Director of MML Bay State Life Insurance
                   Company (September 1999-August 2000);
                   Director of Emerald Isle Bancorp and
                   Hibernia Savings Bank (wholly-owned
                   subsidiary of Emerald Isle Bancorp) (June
                   1989-June 1998). Oversees 99 portfolios in
                   the OppenheimerFunds complex.
-------------------------------------------------------------------------------------------

      The addresses of the officers in the chart below is as follows: for Messrs. Fielding,
Loughran, Cottier, Willis, Gillespie and Zack and Ms. Bloomberg, Two World Financial
Center, 225 Liberty Street, New York, NY 10281-1008, for Messrs. Petersen, Szilagyi,
Vandehey, and Wixted and Ms. Ives, 6803 S. Tucson Way, Centennial, CO 80112-3924. Each
officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

-------------------------------------------------------------------------------------
                                Officers of the Fund
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Name,                   Principal Occupation(s) During Past 5 Years
Position(s) Held with
Fund,
Length of Service,
Age
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Ronald H. Fielding,     Senior Vice  President of the Manager since January 1996; an
Vice President and      officer of 18 portfolios in the OppenheimerFunds complex.
Senior Portfolio
Manager since 1996
Age: 57
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Daniel G. Loughran,     Vice President of the Manager since April 2001; an officer
Vice President since    of 18 portfolios in the OppenheimerFunds complex.
2005 and Senior
Portfolio Manager
since 2005
Age: 43
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Scott S. Cottier,       Vice President of the Manager since 2002; portfolio manager
Vice President since    and trader at Victory Capital Management (1999-2002); an
2005 and Senior         officer of 18 portfolios in the OppenheimerFunds complex.
Portfolio Manager
since 2005
Age: 35
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Troy E. Willis,         Assistant Vice President of the Manager since July 2005;
Vice President since    Associate Portfolio Manager of the Manager since 2003;
2005 and Portfolio      corporate attorney for Southern Resource Group (1999-2003);
Manager since 2002      an officer of 18 portfolios in the OppenheimerFunds complex.
Age: 34
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Mark S. Vandehey,       Senior Vice President and Chief Compliance Officer of the
Vice President and      Manager (since March 2004); Vice President of
Chief Compliance        OppenheimerFunds Distributor, Inc., Centennial Asset
Officer since 2004      Management Corporation and Shareholder Services, Inc.
Age:  56                (since June 1983). Former Vice President and Director of
                        Internal Audit of the Manager (1997-February 2004). An
                        officer of 99 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian W. Wixted,        Senior Vice President and Treasurer of the Manager (since
Treasurer and           March 1999); Treasurer of the following: HarbourView Asset
Principal Financial &   Management Corporation, Shareholder Financial Services,
Accounting Officer      Inc., Shareholder Services, Inc., Oppenheimer Real Asset
since 1999              Management Corporation, and Oppenheimer Partnership
Age: 47                 Holdings, Inc. (since March 1999), OFI Private Investments,
                        Inc. (since March 2000), OppenheimerFunds International
                        Ltd. (since May 2000), OppenheimerFunds plc (since May
                        2000), OFI Institutional Asset Management, Inc. (since
                        November 2000), and OppenheimerFunds Legacy Program
                        (charitable trust program established by the Manager)
                        (since June 2003); Treasurer and Chief Financial Officer of
                        OFI Trust Company (trust company subsidiary of the Manager)
                        (since May 2000); Assistant Treasurer of the following: OAC
                        (since March 1999),Centennial Asset Management Corporation
                        (March 1999-October 2003) and OppenheimerFunds Legacy
                        Program (April 2000-June 2003); Principal and Chief
                        Operating Officer of Bankers Trust Company-Mutual Fund
                        Services Division (March 1995-March 1999). An officer of 99 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian Petersen,         Vice President of the Manager (since February 2007);
Assistant Treasurer     Assistant Vice President of the Manager (August
since 2004              2002-February 2007); Manager/Financial Product Accounting
Age: 36                 of the Manager (November 1998-July 2002). An officer of 99 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Brian C. Szilagyi,      Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer     Director of Financial Reporting and Compliance of First
since 2005              Data Corporation (April 2003-July 2004); Manager of
Age: 36                 Compliance of Berger Financial Group LLC (May 2001-March
                        2003); Director of Mutual Fund Operations at American Data
                        Services, Inc. (September 2000-May 2001). An officer of 99 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Robert G. Zack,         Executive Vice President (since January 2004) and General
Secretary since 2001    Counsel (since March 2002) of the Manager; General Counsel
Age: 58                 and Director of the Distributor (since December 2001);
                        General Counsel of Centennial Asset Management Corporation
                        (since December 2001); Senior Vice President and General
                        Counsel of HarbourView Asset Management Corporation (since
                        December 2001); Secretary and General Counsel of OAC (since
                        November 2001); Assistant Secretary (since September 1997)
                        and Director (since November 2001) of OppenheimerFunds
                        International Ltd. and OppenheimerFunds plc; Vice President
                        and Director of Oppenheimer Partnership Holdings, Inc.
                        (since December 2002); Director of Oppenheimer Real Asset
                        Management, Inc. (since November 2001); Senior Vice
                        President, General Counsel and Director of Shareholder
                        Financial Services, Inc. and Shareholder Services, Inc.
                        (since December 2001); Senior Vice President, General
                        Counsel and Director of OFI Private Investments, Inc. and
                        OFI Trust Company (since November 2001); Vice President of
                        OppenheimerFunds Legacy Program (since June 2003); Senior
                        Vice President and General Counsel of OFI Institutional
                        Asset Management, Inc. (since November 2001); Director of
                        OppenheimerFunds (Asia) Limited (since December 2003);
                        Senior Vice President (May 1985-December 2003), Acting
                        General Counsel (November 2001-February 2002) An officer of
                        99 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Kathleen T. Ives,       Vice President (since June 1998) and Senior Counsel and
Assistant Secretary     Assistant Secretary (since October 2003) of the Manager;
since 2001              Vice President (since 1999) and Assistant Secretary (since
Age: 41                 October 2003) of the Distributor; Assistant Secretary of
                        Centennial Asset Management Corporation (since October
                        2003); Vice President and Assistant Secretary of
                        Shareholder Services, Inc. (since 1999); Assistant
                        Secretary of OppenheimerFunds Legacy Program and
                        Shareholder Financial Services, Inc. (since December 2001);
                        Assistant Counsel of the Manager (August 1994-October
                        2003). An officer of 99 portfolios in the OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Lisa I. Bloomberg,      Vice President and Associate Counsel of the Manager (since
Assistant Secretary     May 2004); First Vice President (April 2001-April 2004),
since 2004              and Associate General Counsel (December 2000-April 2004),
Age:  39                of UBS Financial Services Inc. (formerly, PaineWebber
                        Incorporated). An officer of 99 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Phillip S. Gillespie,   Senior Vice President and Deputy General Counsel of the
Assistant Secretary     Manager (since September 2004); Mr. Gillespie held the
since 2004              following positions at Merrill Lynch Investment Management:
Age:  43                First Vice President (2001-September 2004); and Director
                        (2000-September 2004). An officer of 99 portfolios in the
                        OppenheimerFunds complex.
-------------------------------------------------------------------------------------

Remuneration of the Officers and Trustees. The officers and the interested Trustee of the
Fund, who are affiliated with the Manager, receive no salary or fee from the Fund. The
Independent Trustees' compensation from the Fund, shown below, is for serving as a Trustee and member of a committee (if applicable), with respect to the Fund's fiscal year ended
December 31, 2006. The total compensation from the Fund and fund complex represents compensation, including accrued retirement benefits, for serving as a Trustee and member of a committee (if applicable) of the Boards of the Fund and other funds in the
OppenheimerFunds complex during the calendar year ended December 31, 2006. The amounts shown for Mr. Cannon relate solely to Bond Fund Series, Rochester Fund Municipals and
Rochester Portfolio Series as Mr. Cannon serves as Trustee of those Board III Funds only.

---------------------------------------------------------------------------------
Trustee Name and       Aggregate    Retirement    Estimated          Total
                                     Benefits
                                    Accrued as                   Compensation
Other Fund                           Part of        Annual       From the Fund
Position(s)          Compensation      Fund     Benefits Upon      and Fund
(as applicable)      From Fund(1)    Expenses   Retirement(2)    Complex((3))
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
                     Fiscal year ended 12/31/06                   Year ended
                                                               December 31, 2006
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Thomas W. Courtney      $24,932      $37,465       $100,284       $196,000(4)
Chairman of the
Board and
Audit Committee
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
John Cannon
Audit Committee         $20,649       $8,525    $32,705(1(0))    $61,036(1(0))
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
David K. Downes((5))
Audit Committee         $22,285      $10,433        $4,391         $146,668
Chairman
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Robert G. Galli
Audit Committee         $20,594      $32,110    $107,096((6))    $264,812((7))
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Lacy B. Herrmann
Audit Committee         $21,131       $8,713       $88,150       $167,000((8))
Member
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Brian F. Wruble
Audit Committee         $21,131      $15,585     $49,899((9))    $241,260(11)
Member
---------------------------------------------------------------------------------
1.  "Aggregate Compensation From the Fund" includes fees and deferred compensation, if any, for a Trustee.
2.  "Estimated Annual Benefits Upon Retirement" is based on a straight life payment plan election with the assumption that a Trustee will retire at the age of 75 and is eligible (after 7 years of service) to receive retirement plan benefits as described below under "Retirement Plan for Trustees." Actual benefits upon retirement may vary based on retirement age, years of service and benefit payment elections of the Trustee.
3.  "Total Compensation From the Fund and Fund Complex" includes fees, deferred compensation (if any) and accrued retirement benefits (if any). For purposes of this section only, in accordance with the instructions for Form N-1A, "Fund Complex"
    includes the Oppenheimer funds and one open-end investment company, PIMCO Advisors VIT
    ("PIMCO") (formerly OCC Accumulation Trust) for which the Fund's former Sub-Adviser acts as the investment adviser. The Manager does not consider PIMCO to be part of the
    OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.
4.  Includes $35,500 from Premier VIT, with respect to Mr. Courtney's service as a trustee of that fund.
5.  Mr. Downes was appointed as Trustee of the Board III Funds on December 16, 2005.
6.  Includes $57,285 estimated benefits to be paid to Mr. Galli for serving as a director, manager or trustee of 49 other Oppenheimer funds (at December 31, 2006) that are not
    Board III funds.
7.  Includes $129,312 for serving as a director or trustee of 49 other Oppenheimer funds
    (at December 31, 2006) that are not Board III Funds.
8.  Includes $31,500 from Premier VIT, with respect to Mr. Herrmann's service as a trustee of that fund.
9.  Includes $ 4,355 for serving as a director, manager or trustee of 49 other Oppenheimer funds that are not Board III Funds.
10. Total Compensation and Estimated Annual Retirement Benefits for Mr. Cannon are for
    serving as a trustee of the Fund and two other funds in the Fund complex.
11.         Includes $105,760 for serving as a director or trustee of 49 funds (at December
    31, 2006) that are not Board III Funds.

|X|   Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Independent Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as director or trustee for any of the Board
III Funds for at least seven years to be eligible for retirement plan benefits and must serve for at least 15 years to be eligible for the maximum benefit. The amount of retirement benefits a Trustee will receive depends on the amount of the Trustee's compensation, including future compensation and the length of his or her service on the
Board.

|X|   Compensation Deferral Plan for Trustees. The Board of Trustees has adopted a
Compensation Deferral Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund.
Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

      Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee.
Pursuant to an Order issued by the SEC the Fund may invest in the funds selected by the
Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred compensation account.

      |X|   Major Shareholders. As of March 30, 2007, the only persons who owned of record or who were known by the Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:
      Citgroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street,
      New York, NY 10001-2483, which owned 91,187,707.568 Class A shares (11.40% of the outstanding Class A Shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin/977/T4, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL  32246-6484, which owned 80,504,172.191 Class A shares (9.75% of the outstanding Class A shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL  32246-6484, which owned
      8,752,354.795 Class B shares (9.88% of the outstanding Class B shares).

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street,
      New York, NY 10001-2483, which owned 6,625,636.387 Class B shares (7.48% of the outstanding Class B Shares).

      Merrill Lynch Pierce Fenner & Smith, Inc. for the sole benefit of its customers, Attn
      Fund Admin, 4800 Deer Lake Drive, E FL 3, Jacksonville, FL  32246-6484, which owned
      94,260,458.043 Class C shares (29.16% of the outstanding Class C shares).

      Citigroup Global Markets Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th Street,
      New York, NY 10001-2483, which owned 38,360,543.113 Class C shares (11.87% of the outstanding Class C Shares).

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

      |X|   Code of Ethics. The Fund, the Manager and the Distributor have a Code of
Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the
Fund's portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager.
The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

      The Code of Ethics is an exhibit to the Fund's registration statement filed with the
SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.
You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the
Fund's registration statement on the SEC's EDGAR database at the SEC's Internet website at
http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC's
Public Reference Section, Washington, D.C. 20549-0102.

|X|   Portfolio Proxy Voting.  The Fund has adopted Portfolio Proxy Voting Policies and
Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. The Fund's primary consideration in voting portfolio proxies is the financial interests of the Fund and its shareholders. The Fund has retained an unaffiliated third-party as its agent to vote portfolio proxies in accordance with the Fund's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the
Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such conflicts by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the
Manager employs the following two procedures: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; and (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting
Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent. If neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The
Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:
o     The Fund generally votes with the recommendation of the issuer's management on routine matters, including ratification of the independent registered public accounting firm, unless circumstances indicate otherwise.
o     The Fund evaluates nominees for director nominated by management on a case-by-case basis, examining the following factors, among others: Composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.
o     In general, the Fund opposes anti-takeover proposals and supports the elimination, or the ability of shareholders to vote on the preservation or elimination, of anti-takeover proposals, absent unusual circumstances.
o     The Fund supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.
o     The Fund opposes proposals to classify the board of directors or trustees.
o     The Fund supports proposals to eliminate cumulative voting.
o     The Fund opposes re-pricing of stock options without shareholder approval.
o     The Fund generally considers executive compensation questions such as stock option plans and bonus plans to be ordinary business activity. The Fund analyzes stock option plans, paying particular attention to their dilutive effect. While the Fund generally supports management proposals, the Fund opposes plans it considers to be excessive.

      The Fund is required to file Form N-PX, with its complete proxy voting record for the
12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at
1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

      |X|   The Investment Advisory Agreement. The Manager provides investment advisory and management services to the Fund under an investment advisory agreement between the Manager and the Fund. The Manager selects securities for the Fund's portfolio and handles its day-to day business. That agreement requires the Manager, at its expense, to provide the
Fund with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund. Those responsibilities include the compilation and maintenance of records with respect to the Fund's operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The investment advisory agreement lists examples of expenses paid by the Fund.
The major categories relate to interest, taxes, fees to Independent Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs, brokerage commissions, and non-recurring expenses, including litigation cost. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the
Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class. The management fees paid by the Fund to the Manager during its last three fiscal years are listed below.

      The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

      The agreement permits the Manager to act as investment advisor for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment advisor or general distributor. If the Manager shall no longer act as investment advisor to the Fund, the Manager may withdraw the Fund's right to use the name "Oppenheimer" as part of its name.

o     Accounting and Administrative Services. The Manager provides accounting and administrative services to the Fund pursuant to an Accounting and Administration Agreement approved by the Board of Trustees. Under that agreement, the Manager maintains the general ledger accounts and records relating to the Fund's business and calculates the daily net asset values of the Fund's shares. The Accounting and Administrative Services fees paid by the Fund to the Manager during its last three fiscal years are listed below.

-------------------------------------------------------------------------------
Fiscal Year        Management Fee Paid to       Accounting and Administrative
                                                    Services Fee Paid to
Ended 12/31        OppenheimerFunds, Inc.          OppenheimerFunds, Inc.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2004                $13,890,900                      $1,042,720
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2005                $15,479,648                      $1,166,374
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
    2006                $16,641,635                      $1,255,756
-------------------------------------------------------------------------------

Portfolio Managers. The Fund's portfolio is managed by a team of investment professionals including Ronald H. Fielding, Daniel G. Loughran, Scott S. Cottier, Troy E. Willis, Mark R.
DeMitry, Marcus V. Franz and Michael L. Camarella (each is referred to as a "Portfolio
Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of each Fund's investments.

        Other Accounts Managed.  In addition to managing the Fund's investment portfolio, Messrs. Fielding, Loughran, Cottier, Willis, DeMitry, Franz and Camarella also manage other investment portfolios and other accounts on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts managed by the Portfolio Managers as of December 31, 2006.  No account has a performance-based advisory fee:

----------------------------------------------------------------------------------
Portfolio        Registered     Total     Other        Total    Other   Total
                                                     Assets in
                              Assets in                Other
                              Registered  Pooled      Pooled             Assets
                 Investment   Investment  InvestmentInvestment          in Other
                  Companies   Companies   Vehicles   Vehicles   AccountsAccounts
Manager            Managed    Managed(1)   Managed    Managed   Managed Managed(2)
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Ronald H.            17       $26,565.6     None       None      None     None
Fielding
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Daniel G.            17       $26,565.6     None       None      None     None
Loughran
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Scott S. Cottier     17       $26,565.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Troy E. Willis       17       $26,565.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Mark R. DeMitry      17       $26,565.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Marcus V. Franz      17       $26,565.6     None       None      None     None
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
Michael L.           17       $26,565.6     None       None      None     None
Camarella
----------------------------------------------------------------------------------
   1 In millions.

   2. Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

As indicated above, the Portfolio Managers also manage other funds and accounts.
Potentially, at times, those responsibilities could conflict with the interests of the
Fund.  That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund's investment objectives and strategies.  For example the Portfolio Managers may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or they may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund.  Not all funds and accounts advised by the Manager have the same management fee.  If the management fee structure of another fund or account is more advantageous to the Manager than the fee structure of the Fund, the Manager could have an incentive to favor the other fund or account.  However, the Manager's compliance procedures and Code of Ethics recognize the
Manager's fiduciary obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude the Portfolio Managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of
Ethics may not always be adequate to do so. At different times, the Fund's Portfolio
Managers may manage other funds or accounts with investment objectives and strategies similar to those of the Fund, or he may manage funds or accounts with different investment objectives and strategies.

     Compensation of the Portfolio Managers.  The Fund's Portfolio Managers are employed and compensated by the Manager, not the Fund. Under the Manager's compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors.  The
Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.  As of December 31, 2006, the Portfolio Managers' compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of the Manager's holding company parent.  Senior portfolio managers may also be eligible to participate in the Manager's deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help the Manager attract and retain talent. The annual discretionary bonus is determined by senior management of the
Manager and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management.  The Lipper benchmark with respect to the Fund is Lipper New York Municipal
Debt Funds.  Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.
The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Fund and other funds managed by the Portfolio
Managers.  The compensation structure of the other funds managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

              Ownership of Fund Shares.  As of December 31, 2006, the Portfolio
      Managers beneficially owned shares of the Fund as follows:

            ----------------------------------------------------------
                  Portfolio Manager             Range of Shares
                                                  Beneficially
                                               Owned in the Fund
            ----------------------------------------------------------
            ----------------------------------------------------------
            Ronald H. Fielding                        None
            ----------------------------------------------------------
            ----------------------------------------------------------
            Daniel G. Loughran                        None
            ----------------------------------------------------------
            ----------------------------------------------------------
            Scott S. Cottier                          None
            ----------------------------------------------------------
            ----------------------------------------------------------
            Troy E. Willis                     $10,001 - $50,000
            ----------------------------------------------------------
            ----------------------------------------------------------
            Mark V. Franz                             None
            ----------------------------------------------------------
            ----------------------------------------------------------
            Marcus R. DeMitry                     $1 - $10,000
            ----------------------------------------------------------
            ----------------------------------------------------------
            Michael L. Camarella                  $1 - $10,000
            ----------------------------------------------------------

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the
Fund. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Fund's portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Fund to obtain, at reasonable expense, the "best execution" of the Fund's portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Trustees.

      Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Fund, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Fund. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Fund subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below. The Manager's portfolio managers directly place trades and allocate brokerage based upon their judgment as to the execution capability of the broker or dealer. The Manager's executive officers supervise the allocation of brokerage.

      Most securities purchases made by the Fund are in principal transactions at net prices (i.e. without commissions). The Fund usually deals directly with the selling or purchasing principal or market maker without incurring charges for the services of a broker on its behalf. Portfolio securities purchased from underwriters include a commission or concession paid by the issuer to the underwriter in the price of the security. Portfolio securities purchased from dealers include a spread between the bid and asked price.
Therefore, the Fund generally does not incur substantial brokerage costs. On occasion, however, the Manager may determine that a better price or execution may be obtained by using the services of a broker on an agency basis. In that situation, the Fund would incur a brokerage commission.

      Other funds advised by the Manager have investment policies similar to those of the
Fund. Those other funds may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the funds managed by the Manager or its affiliates. The transactions under those combined orders are generally allocated on a pro rata basis based on the funds respective net asset sizes and other factors, including the funds' cash flow requirements, investment policies and guidelines and capacity.

      Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

      However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Fund's Board of Trustees has approved those procedures)
that permit the Fund to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Fund, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Fund's portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Fund shares when allocating the Fund's portfolio transactions, and (2) the Fund, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

      The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Fund and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

      Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

      Although the Manager currently does not do so, the Board of Trustees may permit the
Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Trustees may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

      The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Fund's portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

      During the fiscal year ended December 31, 2004, 2005 and 2006, the Fund executed no transactions and paid no commissions to firms that provide research services.

Distribution and Service Plans

The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares. The Distributor bears the expenses normally attributable to sales, including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders. The Distributor is not obligated to sell a specific number of shares.

      The sales charges and concessions paid to, or retained by, the Distributor from the sale of shares and the contingent deferred sales charges retained by the Distributor on the redemption of shares during the Fund's three most recent fiscal years are shown in the tables below.

-------------------------------------------------------------------------------
Fiscal    Aggregate     Class A      Concessions    Concessions  Concessions
          Front-End     Front-End
Year      Sales         Sales        on Class A     on Class B   on Class C
Ended     Charges       Charges      Shares         Shares       Shares
12/31:    on Class A    Retained by  Advanced by    Advanced by  Advanced by
          Shares        Distributor  Distributor(1) Distributor(2Distributor(2)
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2004     $4,897,549    $1,032,487     $502,028     $1,087,251   $2,286,396
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2005     $6,208,858    $1,148,917    $1,154,019     593,553     $2,285,934
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
  2006     $4,116,337     $822,691      $738,342      $249,526    $1,312,592
-------------------------------------------------------------------------------
1. Includes amounts retained by a broker-dealer that is an affiliate or a parent of the
   Distributor.
2. The Distributor advances concession payments to financial intermediaries for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

----------------------------------------------------------------
Fiscal     Class A           Class B           Class C
                                               Contingent
           Contingent        Contingent        Deferred Sales
Year       Deferred Sales    Deferred Sales    Charges
Ended      Charges Retained  Charges Retained  Retained by
12/31:     by Distributor    by Distributor    Distributor
----------------------------------------------------------------
----------------------------------------------------------------
   2004         $26,254          $803,375          $226,138
----------------------------------------------------------------
----------------------------------------------------------------
   2005         $8,520           $506,310          $146,152
----------------------------------------------------------------
----------------------------------------------------------------
   2006         $88,926          $598,604          $153,493
----------------------------------------------------------------

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and
Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the
Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class. Each plan has been approved by a vote of the Board of
Trustees, including a majority of the Independent Trustees(1), cast in person at a meeting called for the purpose of voting on that plan.

Under the Plans, the Manager and the Distributor may make payments to affiliates.  In their sole discretion, they may also from time to time make substantial payments from their own resources, which include the profits the Manager derives from the advisory fees it receives from the Fund, to compensate brokers, dealers, financial institutions and other intermediaries for providing distribution assistance and/or administrative services or that otherwise promote sales of the Fund's shares.  These payments, some of which may be referred to as "revenue sharing," may relate to the Fund's inclusion on a financial intermediary's preferred list of funds offered to its clients.

      Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund's Board of Trustees and its Independent Trustees
specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class.

      The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment.
Because Class B shares of the Fund automatically convert into Class A shares 72 months after purchase, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A plan that would materially increase payments under the plan. That approval must be by a majority of the shares of each class, voting separately by class.

      While the plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review.
The reports shall detail the amount of all payments made under a plan, and the purpose for which the payments were made. Those reports are subject to the review and approval of the
Independent Trustees.

      Each plan states that while it is in effect, the selection and nomination of those
Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

      Under the plans for a class, no payment will be made to any recipient in any period in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees.

      Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The
Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to recipients periodically at an annual rate not to exceed 0.25% of the average annual Class A share net assets held in the accounts of the recipients or their customers.

      The Distributor does not receive or retain the service fee on Class A shares in accounts for which the Distributor has been listed as the broker-dealer of record. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so, except in the case of shares purchased prior to March 1, 2007 with respect to certain group retirement plans that were established prior to March 1, 2001 ("grandfathered retirement plans"). Prior to March 1,
2007, the Distributor paid the 0.25% service fee for grandfathered retirement plans in advance for the first year and retained the first year's service fee paid by the Fund with respect to those shares. After the shares were held for a year, the Distributor paid the ongoing service fees to recipients on a periodic basis. Such shares are subject to a contingent deferred sales charge if they are redeemed within 18 months. If Class A shares purchased in a grandfathered retirement plan prior to March 1, 2007 are redeemed within the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of those fees.
For Class A shares purchased in grandfathered retirement plans on or after March 1, 2007, the Distributor does not make any payment in advance and does not retain the service fee for the first year. Such shares are not subject to the contingent deferred sales charge.

      For the fiscal year ended December 31, 2006 payments under the Class A plan totaled
$6,670,698 of which $-340 was retained by the Distributor under the arrangement described above, and included $92,475 paid to an affiliate of the Distributor's parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares for any fiscal year may not be recovered in subsequent years. The Distributor may not use payments received under the Class A plan to pay any of its interest expenses, carrying charges, other financial costs or allocation of overhead.

      |X|   Class B and Class C Distribution and Service Plan Fees. Under each plan, distribution and service fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. Each plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The types of services that recipients provide are similar to the services provided under the Class A service plan, described above.

      Each plan permits the Distributor to retain both the asset-based sales charges and the service fee on shares or to pay recipients the service fee on a periodic basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after Class B and Class C shares are purchased.
After the first year shares are outstanding, after their purchase, the Distributor makes service fee payments periodically on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B or Class C shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment made on those shares. Class
B or Class C shares may not be purchased by an investor directly from the Distributor without the investor designating another registered broker-dealer.  If a current investor no longer has another broker-dealer of record for an existing account, the Distributor is automatically designated as the broker-dealer of record, but solely for the purpose of acting as the investor's agent to purchase the shares.  In those cases, the Distributor retains the asset-based sales charge paid on Class B and Class C shares, but does not retain any service fees as to the assets represented by that account.

      The asset-based sales charge and service fees increase Class B and Class C expenses by 1.00% of the net assets per year of the respective classes.

      The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B and/or Class C service fee and the asset-based sales charge to the dealer periodically in lieu of paying the sales concession and service fee in advance at the time of purchase.

      The asset-based sales charge on Class B and Class C shares allows investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charge to the
Distributor for its services rendered in distributing Class B and Class C shares. The payments are made to the Distributor in recognition that the Distributor:
o     pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above,
o     may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate,
o     employs personnel to support distribution of Class B and Class C shares,
o     bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees and certain other distribution expenses,
o     may not be able to adequately compensate dealers that sell Class B and Class C shares without receiving payment under the plans and therefore may not be able to offer such Classes for sale absent the plans,
o     receives payments under the plans consistent with the service fees and asset-based sales charges paid by other non-proprietary funds that charge 12b-1 fees,
o     may use the payments under the plan to include the Fund in various third-party distribution programs that may increase sales of Fund shares,
o     may experience increased difficulty selling the Fund's shares if payments under the plan are discontinued because most competitor funds have plans that pay dealers for rendering distribution services as much or more than the amounts currently being paid by the Fund, and
o     may not be able to continue providing, at the same or at a lesser cost, the same quality distribution sales efforts and services, or to obtain such services from brokers and dealers, if the plan payments were to be discontinued.

      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

---------------------------------------------------------------------------------
Distribution and Service Fees Paid to the Distributor for the Fiscal Year Ended
                                    12/31/06
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class:        Total          Amount         Distributor's       Distributor's
                                                                Unreimbursed
                                            Aggregate           Expenses as %
              Payments       Retained by    Unreimbursed        of Net Assets
              Under Plan     Distributor    Expenses Under Plan of Class
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class B Plan  $3,468,296(1)    $2,430,579      $318,451,727          0.00%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Class C Plan  $11,276,609(2)   $1,884,641     $1,105,643,310         2.17%
---------------------------------------------------------------------------------
1.    Includes $8,270 paid to an affiliate of the Distributor's parent company.
2.    Includes $57,892 paid to an affiliate of the Distributor's parent company.

      All payments under the plans are subject to the limitations imposed by the Conduct
Rules of the NASD on payments of asset-based sales charges and service fees.

Payments to Fund Intermediaries

      Financial intermediaries may receive various forms of compensation or reimbursement from the Fund in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this
SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of the Fund and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of the
Fund, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

      Possible types of payments to financial intermediaries include, without limitation, those discussed below.

o     Payments made by the Fund, or by an investor buying or selling shares of the Fund may include:

o     depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see "About Your Account" in the Prospectus);
o     ongoing asset-based payments attributable to the share class selected, including fees payable under the Fund's distribution and/or service plans adopted under Rule
              12b-1 under the Investment Company Act, which are paid from the Fund's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);
o     shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the
              Manager or Distributor for expenses they incur on behalf of the Fund.

o     Payments made by the Manager or Distributor out of their respective resources and assets, which may include profits the Manager derives from investment advisory fees paid by the Fund. These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing"
         payments, may be in addition to the payments by the Fund listed above.

o     These types of payments may reflect compensation for marketing support, support provided in offering the Fund or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;
o     The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as the NASD. Payments are made based on the guidelines established by the
              Manager and Distributor, subject to applicable law.

      These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of the Fund or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend the Fund or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Fund's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

      Although brokers or dealers that sell Fund shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by the
Fund or other Oppenheimer funds, a financial intermediary's sales of shares of the Fund or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for the Fund or such other Oppenheimer funds.

      Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

o     transactional support, one-time charges for setting up access for the Fund or other
         Oppenheimer funds on particular trading systems, and paying the intermediary's networking fees;
o     program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets", bank or trust company products or insurance companies'
         variable annuity or variable life insurance products;
o     placement on the dealer's list of offered funds and providing representatives of the
         Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

      Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

      For the year ended December 31, 2006, the following financial intermediaries that are broker-dealers offering shares of the Oppenheimer funds, and/or their respective affiliates, received revenue sharing or similar distribution-related payments from the
Manager or Distributor for marketing or program support:

1st Global Capital Co.                       Advantage Capital Corporation/FSC
Aegon                                        Aetna Life Ins & Annuity Co.
A.G. Edwards                                 AIG Financial Advisors
AIG Life                                     Allianz Life Insurance Company
Allstate Life                                American Enterprise Life Insurance
American General Annuity                     American Portfolios
Ameriprise                                   Ameritas
Annuity Investors Life                       Associated Securities
AXA Advisors                                 AXA Equitable Life Insurance
Banc One Securities Corporation              BNY Investment Center
Cadaret Grant & Co. Inc.                     Chase Investment Services
Citicorp Investment Services Inc.            Citigroup Global Markets Inc. (SSB)
CitiStreet                                   Citizens Bank of Rhode Island
Columbus Life                                Commonwealth Financial Network
CUNA Brokerage Services, Inc.                CUSO Financial Services, L.P.
Edward D Jones & Co.                         Federal Kemper
Financial Network (ING)                      GE Financial Assurance
GE Life & Annuity                            Genworth Financial
Glenbrook Life and Annuity Co.               Great West Life
Hartford Life Insurance Co.                  HD Vest Investment Services
Hewitt Associates                            IFMG Securities, Inc.
ING Financial Advisers                       ING Financial Partners
Jefferson Pilot Securities Co.               Kemper Investors Life Insurance Co.
Legend Equities Co.                          Legg Mason Wood Walker
Lincoln Benefit National Life                Lincoln Financial
Lincoln Investment Planning, Inc.            Linsco Private Ledger Financial
Mass Mutual                                  McDonald Investments, Inc.
Merrill Lynch                                Minnesota Life
Mony Life                                    Morgan Stanley Dean Witter
Multifinancial (ING)                         Mutual Service Co.
National Planning Co.                        Nationwide
NFP                                          Park Avenue Securities LLC
PFS Investments, Inc.                        Phoenix Life Insurance Co.
Plan Member Securities                       Prime Capital Services, Inc.
Primevest Financial Services, Inc.           Protective Life Insurance Co.
Provident Mutual Life & Annuity              Prudential
Raymond James & Associates, Inc.             RBC Daine Rauscher
Royal Alliance                               Securities America Inc.
Security Benefit                             Security First-Metlife
Signator Investments                         Sun Life Insurance Co.
SunTrust Securities, Inc.                    Thrivent Financial
Travelers Life & Annuity Co.                 UBS Financial Services Inc.
Union Central                                United Planners
Wachovia                                     Walnut Street Securities (Met Life)
Waterstone Financial Group                   Wells Fargo

      For the year ended December 31, 2006, the following firms, which in some cases are broker-dealers, received payments from the Manager or Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

  1ST Global Capital Co.                  AG Edwards
  ACS HR Solutions                        ADP
  AETNA Life Ins & Annuity Co.            Alliance Benefit Group
  American Enterprise Investments         American Express Retirement Service
  American Funds (Fascorp)                American United Life Insurance Co.
  Ameriprise                              Ameritrade, Inc.
  AMG Administrative Management Group     AST (American Stock & Transfer)
  AXA Advisors                            Baden Retirement
  BCG - New                               BCG (Programs for Benefit Plans)
  Bear Stearns Securities Co.             Benefit Administration, Inc. (WA)
  Benefit Administration, Inc. (WIS)      Benefit Plans Administration
  Benetech, Inc.                          Bisys
  Boston Financial Data Services          Ceridian
  Charles Schwab & Co Inc.                Citigroup Global Markets Inc. (SSB)
  CitiStreet                              City National Investments
  Clark Consulting                        CPI
  DA Davidson & Co.                       Daily Access. Com Inc.
  Davenport & Co, LLC                     David Lerner Associates
  Digital Retirement Solutions            DR. Inc
  Dyatech                                 E*Trade Clearing LLC
  Edgewood                                Edward D Jones & Co.
  Equitable Life /AXA                     ERISA Administrative Svcs, Inc.
  Expert Plan.com                         FAS Co. (FASCore/RK Pro)
  FBD Consulting                          Ferris Baker Watts, Inc.
  Fidelity                                First Clearing LLC
  First Southwest Co.                     First Trust-Datalynx
  First Trust Corp.                       Franklin Templeton
  Geller Group                            Great West Life
  H&R Block Financial Advisors, Inc.      Hartford Life Insurance Co
  HD Vest Investment Services             Hewitt Associates
  HSBC Brokerage USA, Inc.                ICMA-RC Services
  Independent Plan Coordinators           Ingham Group
  Interactive Retirement Systems          Invesmart
  Janney Montgomery Scott, Inc.           JJB Hilliard W L Lyons, Inc.
  John Hancock                            JPMorgan
  July Business Services                  Kaufman & Goble
  Legend Equities Co.                     Legg Mason Wood Walker
  Lehman Brothers, Inc.                   Liberty-Columbia 529 Program
  Lincoln Investment Planning Inc.        Lincoln National Life Insurance Co.
  Linsco Private Ledger Financial         MassMutual
  Matrix Settlement & Clearance Services  McDonald Investments, Inc.
  Mercer HR Services                      Merrill Lynch
  Mesirow Financial, Inc.                 Metlife
  MFS Investment Management               Mid Atlantic Capital Co.
  Milliman USA                            Morgan Keegan & Co. Inc.
  Morgan Stanley Dean Witter              Nathan & Lewis Securities, Inc.
  National City Bank                      National Deferred Comp
  National Financial                      National Investor Services Co.
  Nationwide                              Newport Retirement Services
  Northwest Plan Services                 NY Life Benefits
  Oppenheimer & Co. Inc.                  Peoples Securities, Inc.
  Pershing                                PFPC
  Piper Jaffray & Co.                     Plan Administrators
  Plan Member Securities                  Primevest Financial Services, Inc.
  Principal Life Insurance                Prudential
  PSMI Group                              Quads Trust Company
  Raymond Janes & Associates, Inc.        Reliastar
  Robert W. Baird & Co.                   RSM McGladrey
  Scott & Stringfellow, Inc.              Scottrade, Inc.
  Southwest Securities, Inc.              Standard Insurance Co.
  Stanley, Hunt, Dupree & Rhine           Stanton Group, Inc.
  Sterne Agee & Leach, Inc.               Stifel Nicolaus & Co, Inc.
  Sun Trust Securities, Inc.              Symetra
  T Rowe Price                            The 401(K) Company
  The Princeton Retirement Group Inc.     The Retirement Plan Company LLC
  TruSource                               TruSource Union Bank of CA
  UBS Financial Services, Inc.            Unified Fund Services (UFS)
  US Clearing Co.                         USAA Investment Management Co.
  USI Consulting Group                    Valic
  Vanguard Group                          Wachovia
  Web401k.com                             Wedbush Morgan Securities
  Wells Fargo                             Wilmington Trust

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its performance. These terms include "standardized yield," "tax-equivalent yield," "dividend yield," "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value." An explanation of how yields and total returns are calculated is set forth below. The charts below show the
Fund's performance as of the Fund's most recent fiscal year end. You can obtain current performance information by calling the Fund's Transfer Agent at 1.800.225.5677 or by visiting the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

      The Fund's illustrations of its performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund.

      Use of standardized performance calculations enables an investor to compare the
Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund's performance information as a basis for comparison with other investments:
o     Yields and total returns measure the performance of a hypothetical account in the
         Fund over various periods and do not show the performance of each shareholder's account. Your account's performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.
o     The Fund's performance returns may not reflect the effect of taxes on dividends and capital gains distributions.
o     An investment in the Fund is not insured by the FDIC or any other government agency.
o     The principal value of the Fund's shares, and its yields and total returns are not guaranteed and normally will fluctuate on a daily basis.
o     When an investor's shares are redeemed, they may be worth more or less than their original cost.
o     Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

      The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The yields and total returns of each class of shares of the
Fund are affected by market conditions, the quality of the Fund's investments, the maturity of those investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

|X|   Yields. The Fund uses a variety of different yields to illustrate its current returns. Each class of shares calculates its yield separately because of the different expenses that affect each class.
|X|   Standardized Yield. The "standardized yield" (sometimes referred to just as "yield")
is shown for a class of shares for a stated 30-day period. It is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based upon the net investment income from the Fund's portfolio investments for that period. It may therefore differ from the "dividend yield" for the same class of shares, described below.

      Standardized yield is calculated using the following formula set forth in rules adopted by the SEC, designed to assure uniformity in the way that all funds calculate their yields:

 Standardized Yield = 2a-b +1)(6) -1]
                     [(cd

      The symbols above represent the following factors:
      a =  dividends and interest earned during the 30-day period.
      b =  expenses accrued for the period (net of any expense assumptions).
      c =  the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
      d =  the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

      The standardized yield for a particular 30-day period may differ from the yield for other periods. The SEC formula assumes that the standardized yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ for any 30-day period.

o     Dividend Yield. The Fund may quote a "dividend yield" for each class of its shares.
Dividend yield is based on the dividends paid on a class of shares during the actual dividend period. To calculate dividend yield, the dividends of a class declared during a stated period are added together, and the sum is multiplied by 12 (to annualize the yield)
and divided by the maximum offering price on the last day of the dividend period. The formula is shown below:

         Dividend Yield = dividends paid x 12/maximum offering price (payment date)

      The maximum offering price for Class A shares includes the current maximum initial sales charge. The maximum offering price for Class B and Class C shares is the net asset value per share, without considering the effect of contingent deferred sales charges. The
Class A dividend yield may also be quoted without deducting the maximum initial sales charge.

o     Tax-Equivalent Yield. The "tax-equivalent yield" of a class of shares is the equivalent yield that would have to be earned on a taxable investment to achieve the after-tax results represented by the Fund's tax-equivalent yield. It adjusts the Fund's standardized yield, as calculated above, by a stated tax rate. Using different tax rates to show different tax equivalent yields shows investors in different tax brackets the tax equivalent yield of the Fund based on their own tax bracket.

      The tax-equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated
income tax rate. The result is added to the portion (if any) of the Fund's current yield that is not tax-exempt.

      The  tax-equivalent  yield may be used to compare  the tax  effects of income  derived from the Fund  with  income  from  taxable  investments  at the tax rates  stated.  Your tax bracket is determined by your federal and state  taxable  income (the net amount  subject to federal and state income tax after deductions and exemptions).

--------------------------------------------------------------------------------
           The Fund's Yields for the 30-Day Periods Ended 12/31/2006
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class of    Standardized Yield      Dividend Yield       Tax-Equivalent Yield
                                                           (39.45%Combined
                                                         Federal/New York Tax
Shares                                                         Bracket)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
          Without     After      Without    After      Without      After
          Sales       Sales      Sales      Sales                   Sales
          Charge      Charge     Charge     Charge     Sales Charge Charge
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A      3.48%      3.36%      4.61%      4.459%      5.74%        5.54%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B      2.66%       N/A       3.54%       N/A        4.39%         N/A
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C      2.70%       N/A       3.61%       N/A        4.46%         N/A
--------------------------------------------------------------------------------

1. The  tax-equivalent  yield calculation  assumes that the investor is taxed just below the highest  federal  income tax bracket  (currently  35%) and also assumes the 2006 combined federal  and New  York  State  rates  (regardless  of  whether  a switch  to  non-taxable investments would cause a lower bracket to apply).

      |X|   Total Return Information. There are different types of "total returns" to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, 10 years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

      In calculating total returns for Class A shares, the current maximum sales charge of
3.50% (as a percentage of the offering price) is deducted from the initial investment ("P"
in the formula below) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 4.0% in the first year,
3.0% in the second year, 2.0% in the third and fourth years, 1.0% in the fifth year, and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period.

o     Average Annual Total Return. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of
$1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

    ERV      - 1  Average Annual Total
          l/n     Return
    ------
      P

            Average Annual Total Return (After Taxes on Distributions). The "average annual total return (after taxes on distributions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVD" in the formula) of that investment, after taking into account the effect of taxes on Fund distributions, but not on the redemption of Fund shares, according to the following formula:

           - 1 = Average Annual Total Return (After Taxes on
ATVD   l/n     Distributions)
  P

            Average Annual Total Return (After Taxes on Distributions and Redemptions).
The "average annual total return (after taxes on distributions and redemptions)" of Class A shares is an average annual compounded rate of return for each year in a specified number of years, adjusted to show the effect of federal taxes (calculated using the highest individual marginal federal income tax rates in effect on any reinvestment date) on any distributions made by the Fund during the specified period and the effect of capital gains taxes or capital loss tax benefits (each calculated using the highest federal individual capital gains tax rate in effect on the redemption date) resulting from the redemption of the shares at the end of the period. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an ending value ("ATVDR" in the formula) of that investment, after taking into account the effect of taxes on fund distributions and on the redemption of Fund shares, according to the following formula:

ATVDR       - 1  = Average Annual Total Return (After Taxes on Distributions
l/n              and Redemptions)
  P

o     Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

  ERV - P   = Total Return
------------
     P

o     Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return "at net asset value" (without deducting sales charges) for each class of shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------
            The Fund's Total Returns for the Periods Ended 12/31/2006
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class of  Cumulative Total               Average Annual Total Returns
Shares         Returns
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
                                 1-Year            5-Year            10-Year
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
          After    Without  After     Without After     Without  After    Without
          Sales    Sales    Sales     Sales   Sales     Sales    Sales    Sales
           Charge   Charge   Charge   Charge   Charge    Charge   Charge   Charge
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class      59.41%   65.18%    1.62%    5.30%    4.52%    5.26%    4.77%    5.15%
A(1)
-----------------------------------------------------------------------------------
-----------------------------------------------------------------------------------
Class B   55.45%(2)55.45%(2)  0.48%    4.48%    4.28%    4.45%   4.67%(2) 4.67%(2)
-----------------------------------------------------------------------------------
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Class C   50.95%(3)50.95%(3)  3.52%    4.52%    4.48%    4.48%   4.35%(3) 4.35%(3)
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1. Inception of Class A:      9/18/91
2. Inception of Class B:      5/1/97
3. Inception of Class C:      5/1/97

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   Average Annual Total Returns for Class A Shares (After Sales Charge)
                     For the Periods Ended 12/31/2006
---------------------------------------------------------------------------
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                                1-Year         5-Year        10-Year or
                                                             life of the
                                                                class
---------------------------------------------------------------------------
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After Taxes on Distributions     1.60%          4.51%           4.77%
---------------------------------------------------------------------------
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After Taxes on                   2.41%          4.49%           4.75%
Distributions and
Redemption of Fund Shares
---------------------------------------------------------------------------

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

      |X|   Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized
independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes
"peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

|X|   Morningstar Ratings. From time to time the Fund may publish the star rating of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar rates and ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among muni short-term funds.

      Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM)based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent
performance.   The top 10% of funds in each category receive 5 stars, the next 22.5%
receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable)
Morningstar Rating metrics.

      |X|   Performance Rankings and Comparisons by Other Entities and Publications. From
time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York
Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

      Investors may also wish to compare the returns on the Fund's share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as
Treasury bills. However, the Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

      From time to time, the Fund may publish rankings or ratings of the Manager or
Transfer Agent, and of the investor services provided by them to shareholders of the
Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves.
Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

      From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the
Fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the Fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund's advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example,
o     information about the performance of certain securities or commodities markets or segments of those markets,
o     information about the performance of the economies of particular countries or regions,
o     the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions,
o     the availability of different types of securities or offerings of securities,
o     information relating to the gross national or gross domestic product of the United
         States or other countries or regions,
o     comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

ABOUT YOUR ACCOUNT

How to Buy Shares

Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

When you purchase shares of the Fund, your ownership interest in the shares of the Fund will be recorded as a book entry on the records of the Fund.  The Fund will not issue or re-register physical share certificates.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least
$50 and shareholders must invest at least $500 before an Asset Builder Plan (described below) can be established on a new account. Accounts established prior to November 1, 2002 will remain at $25 for additional purchases. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH")
transfer to buy the shares. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of the New York Stock Exchange (the
"NYSE"). The NYSE normally closes at 4:00 p.m., but may close earlier on certain days. If
Federal Funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the
Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this SAI because the Distributor or dealer or broker incurs little or no selling expenses.

|X|      The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the
Distributor acts as the distributor and currently include the following:

      Oppenheimer AMT-Free Municipals     Oppenheimer New Jersey Municipal Fund
      Oppenheimer AMT-Free New York
Municipals                                Oppenheimer Pennsylvania Municipal Fund
      Oppenheimer Balanced Fund           Oppenheimer Portfolio Series:
      Oppenheimer Core Bond Fund               Active Allocation Fund
      Oppenheimer California Municipal
Fund                                           Equity Investor Fund
      Oppenheimer Capital Appreciation
Fund                                           Conservative Investor Fund
      Oppenheimer Capital Income Fund          Moderate Investor Fund
                                          Oppenheimer Principal Protected Main
      Oppenheimer Champion Income Fund    Street Fund
       Oppenheimer Commodity Strategy     Oppenheimer Principal Protected Main
       Total Return Fund                  Street Fund II
      Oppenheimer Convertible Securities  Oppenheimer Principal Protected Main
Fund                                      Street Fund III
      Oppenheimer Developing Markets Fund Oppenheimer Quest Balanced Fund
                                          Oppenheimer Quest Capital Value Fund,
      Oppenheimer Discovery Fund          Inc.
                                          Oppenheimer Quest International Value
      Oppenheimer Dividend Growth Fund    Fund, Inc.
      Oppenheimer Emerging Growth Fund    Oppenheimer Quest Opportunity Value Fund
      Oppenheimer Emerging Technologies
Fund                                      Oppenheimer Quest Value Fund, Inc.
      Oppenheimer Enterprise Fund         Oppenheimer Real Estate Fund
                                          Oppenheimer Rochester Arizona Municipal
      Oppenheimer Equity Fund, Inc.       Fund
                                          Oppenheimer Rochester Maryland
      Oppenheimer Global Fund             Municipal Fund
      Oppenheimer Global Opportunities    Oppenheimer Rochester Massachusetts
Fund                                      Municipal Fund
      Oppenheimer Gold & Special          Oppenheimer Rochester Michigan
Minerals Fund                             Municipal Fund
                                          Oppenheimer Rochester Minnesota
      Oppenheimer Growth Fund             Municipal Fund
                                          Oppenheimer Rochester National
      Oppenheimer International Bond Fund Municipals
      Oppenheimer International           Oppenheimer Rochester North Carolina
Diversified Fund                          Municipal Fund
      Oppenheimer International Growth    Oppenheimer Rochester Ohio Municipal
Fund                                      Fund
      Oppenheimer International Small     Oppenheimer Rochester Virginia
Company Fund                              Municipal Fund
      Oppenheimer International Value
Fund                                      Oppenheimer Select Value Fund
      Oppenheimer Limited Term
      California Municipal Fund           Oppenheimer Senior Floating Rate Fund

      Oppenheimer Limited-Term
Government Fund                           Oppenheimer Small- & Mid- Cap Value Fund
       Oppenheimer Limited Term
       Municipal Fund                     Oppenheimer Strategic Income Fund
      Oppenheimer Main Street Fund        Oppenheimer U.S. Government Trust
      Oppenheimer Main Street
Opportunity Fund                          Oppenheimer Value Fund
      Oppenheimer Main Street Small Cap
Fund                                      Limited-Term New York Municipal Fund
      Oppenheimer MidCap Fund             Rochester Fund Municipals

      LifeCycle Funds
           Oppenheimer Transition 2010
Fund
           Oppenheimer Transition 2015
Fund
           Oppenheimer Transition 2020
Fund
           Oppenheimer Transition 2030
Fund

      And the following money market
funds:

      Oppenheimer Cash Reserves           Centennial Government Trust
      Oppenheimer Institutional Money
Market Fund                               Centennial Money Market Trust
      Oppenheimer Money Market Fund,
Inc.                                      Centennial New York Tax Exempt Trust
      Centennial California Tax Exempt
Trust                                     Centennial Tax Exempt Trust

      There is an initial sales charge on the purchase of Class A shares of each of the
Oppenheimer funds described above except the money market funds. Under certain circumstances described in this SAI, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent ("Letter"), you can reduce the sales charge rate that applies to your purchases of Class A shares if you purchase Class A, Class B or
Class C shares of the Fund or other Oppenheimer funds during a 13-month period. The total amount of your purchases of Class A, Class B and Class C shares will determine the sales charge rate that applies to your Class A share purchases during that period. Purchases made up to 90 days before the date that you submit a Letter of Intent will be included in that determination. Class A shares of Oppenheimer Money Market Fund, Inc. and Oppenheimer Cash
Reserves on which you have not paid a sales charge and any Class N shares you purchase, or may have purchased, will not be counted towards satisfying the purchases specified in a
Letter.

      A Letter is an investor's statement in writing to the Distributor of his or her intention to purchase a specified value of Class A, Class B and Class C shares of the Fund and other Oppenheimer funds during a 13-month period (the "Letter period"). The Letter states the investor's intention to make the aggregate amount of purchases of shares which will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or capital gains distributions and purchases made at net asset value (i.e.
without paying a front-end or contingent deferred sales charge) do not count toward satisfying the amount of the Letter.

      Each purchase of Class A shares under the Letter will be made at the offering price
(including the sales charge) that would apply to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor's purchases of shares within the Letter period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in "Terms of
Escrow," below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this SAI and the application used for a
Letter. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters.

      If the total eligible purchases made during the Letter period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the
Letter period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases.
The excess concessions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      The  Transfer  Agent  will not hold  shares  in  escrow  for  purchases  of  shares of
Oppenheimer  funds  by  OppenheimerFunds  prototype  401(k)  plans  under a  Letter.  If the intended  purchase  amount  under a Letter  entered  into by an  OppenheimerFunds  prototype
401(k) plan is not purchased by the plan by the end of the Letter  period,  there will be no adjustment of concessions paid to the  broker-dealer or financial  institution of record for accounts held in the name of that plan.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter when placing any purchase orders for the investor during the Letter period. All of such purchases must be made through the Distributor.

      |X|   Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of
$2,500 (computed at the offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the total minimum investment specified under the Letter is completed within the
13-month Letter period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the 13-month Letter period the total purchases pursuant to the
Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the
Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

5.    The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a)   Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge,
(b)   Class B and Class C shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and
(c)   Class A, Class B or Class C shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B or Class C shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the
Prospectus entitled "How to Exchange Shares" and the escrow will be transferred to that other fund.

Asset Builder Plans. As explained in the Prospectus, you must initially establish your account with $500. Subsequently, you can establish an Asset Builder Plan to automatically purchase additional shares directly from a bank account for as little as $50. For those accounts established prior to November 1, 2002 and which have previously established Asset
Builder Plans, additional purchases will remain at $25. Shares purchased by Asset Builder
Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds employer-sponsored qualified retirement accounts.

      If you make payments from your bank account to purchase shares of the Fund, your bank account will be debited automatically. Normally the debit will be made two business days prior to the investment dates you selected on your application. Neither the Distributor, the Transfer Agent or the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

      Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or you can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The
Fund reserves the right to amend, suspend or discontinue offering Asset Builder plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset values of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B or Class C shares and the dividends payable on Class B or Class C shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which
Class B and Class C are subject.

      The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B and Class C shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B and Class C shares is the same as that of the initial sales charge on Class A shares - to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares rather than another.

The Distributor will not accept a purchase order of more than $100,000 for Class B shares or a purchase order of $1 million or more to purchase Class C shares on behalf of a single investor (not including dealer "street name" or omnibus accounts).

Class B or Class C shares may not be purchased by a new investor directly from the
Distributor without the investor designating another registered broker-dealer.

      |X|   Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares
72 months after purchase is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years. Investors should consult their tax advisers regarding the state and local tax consequences of the conversion or exchange of shares.

      |X|   Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes.
The allocation is based on the percentage of the Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class.
Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, SAI and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

      Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Fund Account Fees. As stated in the Prospectus, a $12 annual "Minimum Balance Fee" is assessed on each Fund account with a share balance valued under $500. The Minimum Balance
Fee is automatically deducted from each such Fund account in September.

   Listed below are certain cases in which the Fund has elected, in its discretion, not to assess the Fund Account Fees.  These exceptions are subject to change:
o     A fund account whose shares were acquired after September 30th of the prior year;
o     A fund account that has a balance below $500 due to the automatic conversion of shares from Class B to Class A shares. However, once all Class B shares held in the account have been converted to Class A shares the new account balance may become subject to the Minimum Balance Fee;
o     Accounts of shareholders who elect to access their account documents electronically via eDoc Direct;
o     A fund account that has only certificated shares and, has a balance below $500 and is being escheated;
o     Accounts of shareholders that are held by broker-dealers under the NSCC Fund/SERV system;
o     Accounts held under the Oppenheimer Legacy Program and/or holding certain Oppenheimer
      Variable Account Funds;
o     Omnibus accounts holding shares pursuant to the Pinnacle, Ascender, Custom Plus,
      Record(k)eeper Pro and Pension Alliance Retirement Plan programs; and
o     A fund account that falls below the $500 minimum solely due to market fluctuations within the 12-month period preceding the date the fee is deducted.

   To access account documents electronically via eDocs Direct, please visit the Service
Center on our website at www.oppenheimerfunds.com and click the hyperlink "Sign Up for
Electronic Document Delivery" under the heading "I Want To," or call 1.888.470.0862 for instructions.

      The Fund reserves the authority to modify Fund Account Fees in its discretion.

Determination of Net Asset Values Per Share. The net asset value per share of each class of shares of the Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The
NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days
(for example, in case of weather emergencies or on days falling before a U.S. holiday).
All references to time in this SAI mean "Eastern time." The NYSE's most recent annual announcement regarding holidays and days when the market may close early is available on the NYSE's website at www.nyse.com.

      Dealers other than NYSE members may conduct trading in municipal securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m. on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares.

      |X|   Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows:

o     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.
o     The following securities are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or obtained by the
Manager from two active market makers in the security on the basis of reasonable inquiry:
(1)   debt instruments that have a maturity of more than 397 days when issued,
(2)   debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and
(3)   non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.
o     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:
(1)   money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and
(2)   debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

o     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker
(which in certain cases may be the "bid" price if no "asked" price is available).

      In the case of municipal securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield and maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

      Puts, calls, futures and municipal bond index futures are valued at the last sale price on the principal exchange on which they are traded, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

      When the Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received.
If a call written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction.

How to Sell Shares

The information below supplements the terms and conditions for redeeming shares set forth in the Prospectus.

Checkwriting. When a check is presented to United Missouri Bank (the "Bank") for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund.
Checks may not be presented for payment at the offices of the Bank or the Fund's custodian.
This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time.  The Fund will provide you notice whenever it is required to do so by applicable law.

      In choosing to take advantage of the Checkwriting privilege, by signing the account application or by completing a Checkwriting card, each individual who signs:
(1)   for individual accounts, represents that they are the registered owner(s) of the shares of the Fund in that account;
(2)   for accounts for corporations, partnerships, trusts and other entities, represents that they are an officer, general partner, trustee or other fiduciary or agent, as applicable, duly authorized to act on behalf of the registered owner(s);
(3)   authorizes the Fund, its Transfer Agent and any bank through which the Fund's drafts
           (checks) are payable to pay all checks drawn on the Fund account of such person(s) and to redeem a sufficient amount of shares from that account to cover payment of each check;
(4)   specifically acknowledges that if they choose to permit checks to be honored if there is a single signature on checks drawn against joint accounts, or accounts for corporations, partnerships, trusts or other entities, the signature of any one signatory on a check will be sufficient to authorize payment of that check and redemption from the account, even if that account is registered in the names of more than one person or more than one authorized signature appears on the
           Checkwriting card or the application, as applicable;
(5)   understands that the Checkwriting privilege may be terminated or amended at any time by the Fund and/or the Fund's bank; and
(6)   acknowledges and agrees that neither the Fund nor its bank shall incur any liability for that amendment or termination of checkwriting privileges or for redeeming shares to pay checks reasonably believed by them to be genuine, or for returning or not paying checks that have not been accepted for any reason.

Sending Redemption Proceeds by Federal Funds Wire. The Federal Funds wire of redemption proceeds may be delayed if the Fund's custodian bank is not open for business on a day when the Fund would normally authorize the wire to be made, which is usually the Fund's next regular business day following the redemption. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business. No dividends will be paid on the proceeds of redeemed shares awaiting transfer by Federal
Funds wire.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of:
o     Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or
o     Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

      The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in "How to Exchange Shares" below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

      Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, under certain circumstances, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution
"in kind" of liquid securities from the portfolio of the Fund, in lieu of cash.

      The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act.
Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of
$250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under "Determination of Net Asset Values Per Share." That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $200 or such lesser amount as the Board may fix. The Board of
Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The
Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

      If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares"
for the imposition of the Class B or Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the
Distributor receives a repurchase order from a dealer or broker after the close of the NYSE on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customers prior to the time the NYSE closes.
Normally, the NYSE closes at 4:00 p.m., but may do so earlier on some days.

      Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the
Distributor's receipt of the required redemption documents in proper form. The signature(s)
of the registered owners on the redemption documents must be guaranteed as described in the
Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at
$5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an
Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to
$1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days.  Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

      Payments are normally made by check, but shareholders having AccountLink privileges
(see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the account application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the account application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

      The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish automatic withdrawal plans, because of the potential imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B to this SAI).

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

      |X|   Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $50. Instructions should be provided on the OppenheimerFunds application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the
Prospectus and below in this SAI.

      |X|   Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted.
Payments made under these plans should not be considered as a yield or income on your investment.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan as agent for the shareholder(s) (the "Planholder") who executed the plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer
Agent in good faith to administer the plan. Share certificates will not be issued for shares of the Fund purchased for and held under the plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the plan application so that the shares represented by the certificate may be held under the plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the
Planholder. Receipt of payment on the date selected cannot be guaranteed.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the
Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time after mailing such notification for the requested change to be put in effect.
The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

      The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The
Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the
Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer
Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the
Planholder, his or her executor or guardian, or another authorized person.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the plan.

How to Exchange Shares

As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other
Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. You can obtain a current list showing which funds offer which classes of shares by calling the Distributor.

o     All of the Oppenheimer funds currently offer Class A, B, C, N and Y shares with the following exceptions:

   The following funds only offer Class A shares:
   Centennial California Tax Exempt Trust    Centennial New York Tax Exempt
                                             Trust
   Centennial Government Trust               Centennial Tax Exempt Trust
   Centennial Money Market Trust

   The following funds do not offer Class N shares:
   Limited Term New York Municipal Fund      Oppenheimer Rochester Arizona Municipal
                                             Fund
   Oppenheimer AMT-Free Municipals           Oppenheimer Rochester Maryland
                                             Municipal Fund
   Oppenheimer AMT-Free New York Municipals  Oppenheimer Rochester Massachusetts
                                             Municipal Fund
   Oppenheimer California Municipal Fund     Oppenheimer Rochester Michigan
                                             Municipal Fund
   Oppenheimer International Value Fund      Oppenheimer Rochester Minnesota
                                             Municipal Fund
   Oppenheimer Institutional Money Market    Oppenheimer Rochester National
   Fund                                      Municipals
   Oppenheimer Limited Term California       Oppenheimer Rochester North Carolina
   Municipal Fund                            Municipal Fund
   Oppenheimer Limited Term Municipal Fund   Oppenheimer Rochester Ohio Municipal
                                             Fund
   Oppenheimer Money Market Fund, Inc.       Oppenheimer Rochester Virginia
                                             Municipal Fund
   Oppenheimer New Jersey Municipal Fund     Oppenheimer Senior Floating Rate Fund
   Oppenheimer Pennsylvania Municipal Fund   Rochester Fund Municipals
   Oppenheimer Principal Protected Main
   Street Fund II

   The following funds do not offer Class Y shares:
   Limited Term New York Municipal Fund     Oppenheimer Principal Protected Main
                                            Street Fund
   Oppenheimer AMT-Free Municipals          Oppenheimer Principal Protected Main
                                            Street Fund II
   Oppenheimer AMT-Free New York Municipals Oppenheimer Principal Protected Main
                                            Street Fund III
   Oppenheimer Balanced Fund                Oppenheimer Quest Capital Value Fund,
                                            Inc.
   Oppenheimer California Municipal Fund    Oppenheimer Quest International Value
                                            Fund, Inc.
   Oppenheimer Capital Income Fund          Oppenheimer Rochester Arizona Municipal
                                            Fund
   Oppenheimer Cash Reserves                Oppenheimer Rochester Maryland Municipal
                                            Fund
   Oppenheimer Convertible Securities Fund  Oppenheimer Rochester Massachusetts
                                            Municipal Fund
   Oppenheimer Dividend Growth Fund         Oppenheimer Rochester Michigan Municipal
                                            Fund
   Oppenheimer Gold & Special Minerals Fund Oppenheimer Rochester Minnesota
                                            Municipal Fund
   Oppenheimer Institutional Money Market   Oppenheimer Rochester National Municipals
   Oppenheimer Limited Term California      Oppenheimer Rochester North Carolina
   Municipal Fund                           Municipal Fund
   Oppenheimer Limited Term Municipal Fund  Oppenheimer Rochester Ohio Municipal Fund
   Oppenheimer New Jersey Municipal Fund    Oppenheimer Rochester Virginia Municipal
                                            Fund
   Oppenheimer Pennsylvania Municipal Fund

o     Oppenheimer Money Market Fund, Inc. only offers Class A and Class Y shares.
o     Oppenheimer Institutional Money Market Fund only offers Class E and Class L shares.
o     Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through
      OppenheimerFunds-sponsored 401(k) plans.
o     Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for
      Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of
      Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves acquired by exchange of Class M shares.
o     Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of certain money market funds offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge.
o     Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.
o     Shares of Oppenheimer Principal Protected Main Street Fund may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares.  However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund until after the expiration of the warranty period (8/5/2010).
o     Shares of Oppenheimer Principal Protected Main Street Fund II may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal Protected Main
      Street Fund II until after the expiration of the warranty period (3/3/2011).
o     Shares of Oppenheimer Principal Protected Main Street Fund III may be exchanged at net asset value for shares of the same class of any of the other Oppenheimer funds into which you may exchange shares. However, shareholders are not permitted to exchange shares of other Oppenheimer funds for shares of Oppenheimer Principal
      Protected Main Street Fund III until after the expiration of the warranty period
      (12/16/2011).
o     Class A, Class B, Class C and Class N shares of each of Oppenheimer Developing
       Markets Fund and Oppenheimer International Small Company Fund may be acquired by exchange only with a minimum initial investment of $50,000.  An existing shareholder of each fund may make additional exchanges into that fund with as little as $50.

      The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide
60 days' notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

      |X|   How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge, with the following exceptions:

o     When Class A shares of any Oppenheimer fund (other than Oppenheimer Rochester
National Municipals and Rochester Fund Municipals) acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months measured from the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     When Class A shares of Oppenheimer Rochester National Municipals and Rochester Fund
Municipals acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a Class A contingent deferred sales charge are redeemed within 24 months of the beginning of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares.

o     If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o     When Class A shares of Oppenheimer Cash Reserves and Oppenheimer Money Market Fund,
Inc. acquired by exchange of Class A shares of any Oppenheimer fund purchased subject to a
Class A contingent deferred sales charge are redeemed within the Class A holding period of the fund from which the shares were exchanged, the Class A contingent deferred sales charge of the fund from which the shares were exchanged is imposed on the redeemed shares.

o     Except with respect to the Class B shares described in the next two paragraphs, the contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Limited Term California Municipal Fund,
Oppenheimer Limited-Term Government Fund, Oppenheimer Limited Term Municipal Fund, Limited
Term New York Municipal Fund and Oppenheimer Senior Floating Rate Fund, the Class B
contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of the initial purchase of the exchanged Class B shares.

o     With respect to Class B shares of Oppenheimer Cash Reserves that were acquired through the exchange of Class B shares initially purchased in the Oppenheimer Capital
Preservation Fund, the Class B contingent deferred sales charge is imposed on the acquired shares if they are redeemed within five years of that initial purchase.

o     With respect to Class C shares, the Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

o     When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or
Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares.

      Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

      |X|   Telephone Exchange Requests. When exchanging shares by telephone, a shareholder must have an existing account in the fund to which the exchange is to be made. Otherwise, the investors must obtain a prospectus of that fund before the exchange request may be submitted. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      |X|   Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the
Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request.

      When you exchange some or all of your shares from one fund to another, any special account features that are available in the new fund (such as an Asset Builder Plan or
Automatic Withdrawal Plan), will be switched to the new fund account unless you tell the
Transfer Agent not to do so.

      In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this SAI, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment
Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy
Shares."  Daily dividends will not be declared or paid on newly purchased shares until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve
Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Shares purchased through dealers or brokers normally are paid for by the third business day following the placement of the purchase order.

      Shares redeemed through the regular redemption procedure will be paid dividends through and including the day on which the redemption request is received by the Transfer
Agent in proper form. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (that is, up to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      The Fund's practice of attempting to pay dividends on Class A shares at a constant level requires the Manager to monitor the Fund's portfolio and, if necessary, to select higher-yielding securities when it is deemed appropriate to seek income at the level needed to meet the target. Those securities must be within the Fund's investment parameters, however. The Fund expects to pay dividends at a targeted level from its net investment income and other distributable income without any impact on the net asset values per share.

      Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

      The amount of a distribution paid on a class of shares may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares. That is due to the effect of the asset-based sales charge on Class B and Class C shares. Those dividends will also differ in amount as a consequence of any difference in net asset value among the different classes of shares.

Tax Status of the Fund's Dividends, Distributions and Redemptions of Shares. The federal tax treatment of the Fund's distributions is briefly highlighted in the Prospectus. The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders.

      The tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI. Those laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect. State and local tax treatment of exempt-interest dividends and potential capital gain distributions from regulated investment companies may differ from the treatment under the
Internal Revenue Code described below. Potential purchasers of shares of the Fund are urged to consult their tax advisers with specific reference to their own tax circumstances as well as the consequences of federal, state and local tax rules affecting an investment in the Fund.

|X|   Qualification as a Regulated Investment Company. The Fund has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.  As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (that is, taxable interest, dividends, and other taxable ordinary income, net of expenses) and capital gain net income (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue
Code, it will not be liable for federal income tax on amounts it pays as dividends and other distributions. That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund qualifies. The Fund might not meet those tests in a particular year. If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and other distributions made to shareholders. In such an instance, all of the
Fund's dividends would be taxable to shareholders. In such an instance, all of the Fund's distributions from earnings and profits to its shareholders would be taxable as ordinary dividend income eligible for the maximum 15% tax rate for non-corporate shareholders (for taxable years beginning prior to 2011) and the dividends-received deduction for corporate shareholders.  However, distributions of income derived from tax-exempt municipal securities would no longer qualify for treatment as exempt-interest dividends.

      To qualify as a regulated investment company, the Fund must distribute at least 90%
of its investment company taxable income (in brief, net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Internal Revenue Code, some of which are described below.
Distributions by the Fund made during the taxable year or, under specified circumstances, within 12 months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

      The Fund must also derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies net income from qualified publicly-traded partnerships (i.e., publicly-traded partnerships that are treated as partnerships for tax purposes and derive at least 90% of their income from certain passive sources) and certain other income.

      In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items (including receivables),
U.S. government securities, securities of other regulated investment companies, and securities of other issuers. As to each of those other issuers, the Fund must not have invested more than 5% of the value of the Fund's total assets in securities of such issuer and the Fund must not hold more than 10% of the outstanding voting securities of such issuer. No more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), of two or more issuers (other than regulated investment companies)
that the Fund controls and that are engaged in the same or similar trades or businesses, or of one or more qualified publicly-traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S.
government are treated as U.S. government securities.

      Excise Tax on Regulated Investment Companies. Under the Internal Revenue Code, by
December 31 each year, the Fund must distribute 98% of its taxable net investment income earned from January 1 through December 31 of that year and 98% of its capital gains net income realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet these requirements. To meet these requirements, in certain circumstances the Fund might be required to liquidate portfolio investment to make sufficient distributions to avoid excise tax liability.
However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.
The distribution requirement applies to only taxable income of the Fund, and therefore, may have little effect because it is anticipated that most of the Fund's income will be tax-exempt.

      Taxation of Fund Distributions. Distributions by the Fund will be treated in the manner described below regardless of whether the distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund).  The Fund's distributions will be treated as dividends to the extent paid from the Fund's earnings and profits (as determined under the Internal Revenue Code).  Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a shareholder's shares and, after such tax basis is reduced to zero, will constitute capital gain to the shareholder
(assuming the shares are held as a capital asset).  The Fund's dividends will not be eligible for the dividends-received deduction for corporations.  Shareholders reinvesting a distribution in shares of the Fund or another fund will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

      Exempt-Interest Dividends.  The Fund intends to satisfy the requirements under the
Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders.  To qualify, at the end of each quarter of its taxable year, at least 50% of the value of the Fund's total assets must consist of obligations described in Section
103(a) of the Internal Revenue Code, as amended.  Dividends that are derived from net interest income earned by the Fund on tax-exempt municipal securities and designated as
"exempt-interest dividends" in a written notice sent by the Fund to its shareholders within
60 days after the close of the Fund's taxable year will be excludable from gross income of shareholders for federal income tax purposes.  To the extent the Fund fails to qualify to pay exempt-interest dividends in any given taxable year, such dividends would be included in the gross income of shareholders for federal income tax purposes.

      The Fund will allocate interest from tax-exempt municipal securities (as well as ordinary income, capital gains, and tax preference items discussed below) among the shares according to a method that is based on the gross income allocable to each class of shareholders during the taxable year (or under another method, if prescribed by the IRS and
SEC).  The percentage of each distribution with respect to a taxable year of the Fund that is an exempt-interest dividend will be the same, even though that percentage may differ substantially from the percentage of the Fund's income that was tax-exempt during a particular portion of the year.  This percentage normally will be designated after the close of the taxable year.

      Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes.  Interest on indebtedness incurred or continued to purchase or carry shares of a regulated investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal income tax purposes to the
extent attributable to exempt-interest dividends.   Shareholders receiving Social Security
or railroad retirement benefits should be aware that exempt-interest dividends are a factor in determining whether, and to what extent, such benefits are subject to federal income tax.

      A portion of the exempt-interest dividends paid by the Fund may give rise to liability under the federal alternative minimum tax for individual or corporate shareholders.  Income on certain private activity bonds issued after August 7, 1986, while excludable from gross income for purposes of the federal income tax, is an item of "tax preference" that must be included in income for purposes of the federal alternative minimum tax for individuals and corporations.  "Private activity bonds" are bonds that are used for purposes not generally performed by governmental entities and that benefit non-governmental entities.  The amount of any exempt-interest dividends that is attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund.

      In addition, corporate taxpayers are subject to the federal alternative minimum tax based in part on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings," which more closely reflect a corporation's economic income.  Because an exempt-interest dividend paid by the Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by the Fund.

      Shareholders are advised to consult their tax advisers with respect to their liability for federal alternative minimum tax, and for advice concerning the loss of exclusion from gross income for exempt-interest dividends paid to a shareholder who would be treated as a "substantial user" or "related person" under Section 147(a) of the Internal
Revenue Code with respect to property financed with the proceeds of an issue of private activity bonds held by the Fund.

      Ordinary Interest Dividends.  A shareholder receiving a dividend from income earned by the Fund from one or more of the following sources must treat the dividend as ordinary income in the computation of the shareholder's gross income, regardless of whether the dividend is reinvested:
(1)   certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2)   income from securities loans;
(3)   income or gains from options or futures,
(4)   any net short-term capital gain; and
(5)   any market discount amortization on tax-exempt bonds.

      Certain dividend income and long-term capital gains are eligible for taxation at a reduced rate that applies to non-corporate shareholders for taxable years beginning prior to 2011.  Under these rules, a portion of ordinary income dividends constituting "qualified dividend income," when paid by a regulated investment company to non-corporate shareholders, may be taxable to such shareholders at long-term capital gain rates.
However, to the extent the Fund's distributions are derived from income on debt securities, they will not be qualified dividend income.  Consequently, the Fund's ordinary income dividends generally will not be eligible for taxation at the reduced rate.

      In any year in which the Fund qualifies as a regulated investment company under the
Internal Revenue Code, the Fund will also be exempt from New York corporate income and franchise taxes. It will also be qualified under New York law to pay exempt-interest dividends that will be exempt from New York State and New York City personal income taxes.
That exemption applies to the extent that the Fund's distributions are attributable to interest on New York municipal securities. Distributions from the Fund attributable to income from sources other than New York municipal securities and U.S. government obligations will generally be subject to New York State and New York City personal income taxes as ordinary income.

      Distributions by the Fund from investment income and long- and short-term capital gains will generally not be excludable from taxable net investment income in determining
New York corporate franchise tax and New York City general corporation tax for corporate shareholders of the Fund. Additionally, certain distributions paid to corporate shareholders of the Fund may be includable in income subject to the New York alternative minimum tax.

      Capital Gains. The Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  The Fund currently intends to distribute any such amounts.  If the net capital gain is distributed and properly designated as a capital gain distribution, it will be taxable to shareholders as a long-term capital gain and will be properly designated as a capital gain dividend in reports sent to shareholders in January of each year,it will be taxable to shareholders as a long-term capital gain, regardless of how long a shareholder has held his or her shares or whether that gain was recognized by the Fund before the shareholder acquired his or her shares. The tax rate on long-term capital gain applicable to non-corporate shareholders has been reduced for taxable years beginning prior to 2011.

      If the Fund elects to retain its net capital gain, the Fund will be subject to tax on it at the 35% corporate tax rate and will provide to shareholders of record on the last day of its taxable year information regarding their pro rata share of the gain and tax paid. In this case, each shareholder will be required to report a pro rata share of such gain on the shareholder's tax return as long-term capital gain, will receive a refundable tax credit for his/her pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for the shareholder's shares of the Fund by an amount equal to the excel of the deemed distribution over the tax credit.

      Backup withholding. The Fund will be required in certain cases to withhold 28% of ordinary income dividends capital gain distributions and the proceeds of the redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number or to properly certify that number when required, (2) who is subject to backup withholding for failure to report properly the receipt of interest or dividend income or (3) who has failed to certify to the Fund that the shareholder is not subject to backup withholding or is an "exempt recipient" (such as a corporation). Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS. Backup withholding is not an additional tax.  Any amount withheld generally may be allowed as a refund or a credit against a shareholder's federal income tax liability, provided the required information is timely provided to the IRS.

      Tax Effects of Redemptions of Shares. If a shareholder redeems all or a portion of his/her shares, the shareholder will recognize a gain or loss on the redeemed shares in an amount equal to the difference between the proceeds of the redeemed shares and the shareholder's adjusted tax basis in the shares.  (in cluding tax basis arising from reinvestment of dividends). All or a portion of any loss recognized in that manner may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the redemption (including purchases through the reinvestment of dividends). In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Losses realized by a shareholder on the redemption of Fund shares within six months of purchase will be disallowed for federal income tax purposes to the extent of exempt-interest dividends received on such shares. If a shareholder of the Fund exercises an exchange privilege within 90 days of acquiring the shares of the Fund, then the loss that the shareholder recognizes on the exchange will be reduced (or the gain increased) to the extent any sales charge paid on the exchanged Fund shares reduces any charge the shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege.  Instead, such sales charge will be treated as an amount paid for the new shares.

      In general, any gain or loss arising from the redemption of shares of the Fund will be considered capital gain or loss, if the shares were held as a capital asset. It will be long-term capital gain or loss if the shares were held for more than one year.  However, any capital loss arising from the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on those shares. Special holding period rules under the Internal Revenue Code apply in this case to determine the holding period of shares and there are limits on the deductibility of capital losses in any year.

|X|   Foreign  Shareholders.  Under U.S. tax law, taxation of a shareholder who is a foreign person  (including,  but not limited to, a nonresident alien individual,  a foreign trust, a foreign  estate,  a foreign  corporation,  or a foreign  partnership)  primarily  depends on whether the foreign person's income from the Fund is effectively  connected with the conduct of a U.S. trade or business.  Typically,  ordinary income  dividends paid from a mutual fund are not considered "effectively connected" income.

      Ordinary income dividends that are paid by the Fund (and are deemed not "effectively connected income") to foreign persons will be subject to a U.S. tax withheld by the Fund at a rate of 30%, provided the Fund obtains a properly completed and signed IRS Form W-8BEN or substitute form. The tax rate may be reduced if the foreign person's country of residence has a tax treaty with the U.S. allowing for a reduced tax rate on ordinary income dividends paid by the Fund. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in
March of each year with a copy sent to the IRS.

      If the ordinary income dividends from the Fund are effectively connected with the conduct of a U.S. trade or business, then the foreign person may claim an exemption from the U.S. withholding tax described above provided the Fund obtains a properly completed and signed IRS Form W-8ECI or substitute form. Exempt-interest dividends as well as ordinary income dividends paid by the Fund would be included in the earnings and profits of a foreign corporation for purposes of the branch profits tax on dividend equivalent amounts.

      If a foreign person fails to provide a certification of his/her foreign status, the
Fund will be required to withhold U.S. tax at a rate of 28% on ordinary income dividends capital gains distributions (including short-term and long-term) and the proceeds of the redemption of shares under the backup withholding provisions. Any tax withheld by the Fund is remitted by the Fund to the U.S. Treasury and all income and any tax withheld is identified in reports mailed to shareholders in January of each year with a copy sent to the IRS.

      The tax consequences to foreign persons entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisors or the U.S. Internal Revenue Service with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of the U.S. withholding taxes described above.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer
Agent in writing and must have an existing account in the fund selected for reinvestment.
Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds
may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders.
It also handles shareholder servicing and administrative functions. It serves as the
Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.  Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian Bank. Citibank, N.A. is the custodian of the Fund's assets. The custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of such securities to and from the Fund. It is the practice of the
Fund to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Fund's cash balances with the custodian in excess of $100,000 are not protected by federal deposit insurance.  Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. KPMG LLP serves as the independent registered public accounting firm for the Fund.  KPMG LLP audits the Fund's financial statements and performs other related audit services.  KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG
LLP to the Fund must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF ROCHESTER PORTFOLIO SERIES:

We have audited the accompanying statement of assets and liabilities of Limited
Term New York Municipal Fund, (the sole portfolio constituting Rochester
Portfolio Series), including the statement of investments, as of December 31,
2006, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with the standards of the Public
Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Limited Term New York Municipal Fund as of December 31, 2006, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 8, 2007

STATEMENT OF INVESTMENTS  December 31, 2006
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--104.5%
----------------------------------------------------------------------------------------------------------------------------
NEW YORK--87.0%
$      20,000   Albany County Airport Authority                       5.125%    12/15/2019      12/15/2010 A    $     21,164
----------------------------------------------------------------------------------------------------------------------------
      785,000   Albany County Airport Authority                       5.300     12/15/2009      12/15/2007 A         811,227
----------------------------------------------------------------------------------------------------------------------------
      160,000   Albany County Airport Authority                       5.300     12/15/2015 1    12/15/2007 A         165,298
----------------------------------------------------------------------------------------------------------------------------
      735,000   Albany County Airport Authority                       5.375     12/15/2017      12/15/2007 A         759,035
----------------------------------------------------------------------------------------------------------------------------
    2,350,000   Albany County Airport Authority 2                     5.500     12/15/2019 1    12/15/2009 A       2,430,723
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Albany County IDA
                (Albany College of Pharmacy)                          5.250     12/01/2019      12/01/2014 A       1,587,030
----------------------------------------------------------------------------------------------------------------------------
        5,000   Albany GO                                             7.000     01/15/2010      07/01/2007 A           5,014
----------------------------------------------------------------------------------------------------------------------------
      250,000   Albany Hsg. Authority                                 6.250     10/01/2012 1    10/01/2007 A         252,905
----------------------------------------------------------------------------------------------------------------------------
      100,000   Albany IDA (Albany Law School)                        5.750     10/01/2030      10/01/2010 A         106,524
----------------------------------------------------------------------------------------------------------------------------
    5,335,000   Albany IDA (Charitable Leadership)                    5.500     07/01/2011      07/13/2010 B       5,575,822
----------------------------------------------------------------------------------------------------------------------------
    8,810,000   Albany IDA (Charitable Leadership)                    6.000     07/01/2019 1    07/01/2013 A       9,483,613
----------------------------------------------------------------------------------------------------------------------------
    2,660,000   Albany IDA
                (Daughters of Sarah Nursing Home) 2                   5.250     10/20/2021      04/20/2014 A       2,857,239
----------------------------------------------------------------------------------------------------------------------------
    1,435,000   Albany IDA (H. Johnson Office Park)                   4.750     03/01/2018      03/01/2008 C       1,438,559
----------------------------------------------------------------------------------------------------------------------------
      125,000   Albany IDA
                (University Heights-Albany Law School)                6.750     12/01/2019 1    12/01/2009 A         135,194
----------------------------------------------------------------------------------------------------------------------------
    1,935,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2017      06/01/2008 A       1,978,421
----------------------------------------------------------------------------------------------------------------------------
      200,000   Albany Municipal Water Finance Authority              5.250     12/01/2019      06/01/2008 A         204,460
----------------------------------------------------------------------------------------------------------------------------
    2,915,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2020      06/01/2008 A       2,980,005
----------------------------------------------------------------------------------------------------------------------------
    3,235,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2022      06/01/2008 A       3,305,555
----------------------------------------------------------------------------------------------------------------------------
    2,590,000   Albany Municipal Water Finance Authority 2            5.250     12/01/2023      06/01/2008 A       2,646,488
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Albany Parking Authority 2                            5.625     07/15/2020 1    07/15/2011 A       2,132,880
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Albany Parking Authority 2                            5.625     07/15/2025 1    07/15/2011 A       1,066,010
----------------------------------------------------------------------------------------------------------------------------
      140,000   Allegany County IDA (Houghton College)                5.000     01/15/2010      01/15/2008 A         142,792
----------------------------------------------------------------------------------------------------------------------------
    4,380,000   Allegany County IDA (Houghton College)                5.250     01/15/2018      01/15/2008 A       4,463,176
----------------------------------------------------------------------------------------------------------------------------
    1,890,000   Amherst IDA (Daemen College) 2                        5.750     10/01/2011      11/08/2009 B       1,983,139
----------------------------------------------------------------------------------------------------------------------------
      490,000   Amherst IDA
                (Faculty-Student Assoc. of SUNY at Buffalo)           5.750     04/01/2016      04/01/2012 A         526,956
----------------------------------------------------------------------------------------------------------------------------
      420,000   Amherst IDA
                (Faculty-Student Assoc. of SUNY at Buffalo)           5.750     04/01/2017 1    04/01/2012 A         450,895
----------------------------------------------------------------------------------------------------------------------------
       50,000   Arlington Central School District                     5.000     12/15/2015      12/15/2009 A          52,035
----------------------------------------------------------------------------------------------------------------------------
       10,000   Arlington Central School District                     5.625     05/15/2022      05/15/2007 A          10,477
----------------------------------------------------------------------------------------------------------------------------
    6,940,000   Babylon IDA (WSNCHS East, Inc.) 2                     6.500     08/01/2019 1    08/01/2010 A       7,475,699
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2015      11/01/2015           116,161
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2016      11/01/2015 A         115,838
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2017      11/01/2015 A         115,343
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2018      11/01/2015 A         115,071
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2019      11/01/2015 A         114,661
----------------------------------------------------------------------------------------------------------------------------
      110,000   Batavia GO                                            5.000     11/01/2020      11/01/2015 A         114,171

                    25 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   6,000,000   Battery Park City Authority, Series A 2               5.250%    11/01/2022      11/01/2013 A    $  6,500,520
----------------------------------------------------------------------------------------------------------------------------
      500,000   Bethlehem Water System                                5.500     03/01/2022      03/01/2013 A         538,365
----------------------------------------------------------------------------------------------------------------------------
      165,000   Blauvelt Volunteer Fire Company                       6.000     10/15/2008      04/02/2008 B         167,914
----------------------------------------------------------------------------------------------------------------------------
      730,000   Brookhaven IDA (Alternatives for Children)            7.000     02/01/2013      05/09/2010 B         759,631
----------------------------------------------------------------------------------------------------------------------------
    1,125,000   Brookhaven IDA (Dowling College)                      6.500     11/01/2012      11/01/2012         1,175,018
----------------------------------------------------------------------------------------------------------------------------
      255,000   Brookhaven IDA (Stony Brook Foundation)               5.750     11/01/2008      05/05/2008 B         257,820
----------------------------------------------------------------------------------------------------------------------------
      645,000   Broome County COP                                     5.250     04/01/2022 1    04/01/2007 A         645,845
----------------------------------------------------------------------------------------------------------------------------
       10,000   Broome County GO                                      5.400     04/15/2011      04/15/2007 A          10,151
----------------------------------------------------------------------------------------------------------------------------
    1,015,000   Bushnell Basin Fire Assoc.
                (Volunteer Fire Dept.)                                5.250     11/01/2015      12/14/2013 B       1,033,534
----------------------------------------------------------------------------------------------------------------------------
      375,000   Capital District Youth Center                         6.000     02/01/2017      02/01/2007 A         383,070
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   Carnegie Redevel. Corp. 3                             6.500     09/01/2011      11/17/2009 B       1,353,578
----------------------------------------------------------------------------------------------------------------------------
      320,000   Cattaraugus County IDA
                (Olean General Hospital)                              5.250     08/01/2023      08/01/2010 A         330,912
----------------------------------------------------------------------------------------------------------------------------
    1,450,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.000     07/01/2012      02/12/2010 D       1,553,298
----------------------------------------------------------------------------------------------------------------------------
    1,075,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.250     07/01/2016      07/01/2010 A       1,147,896
----------------------------------------------------------------------------------------------------------------------------
    3,770,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.500     07/01/2024      07/01/2010 A       4,043,363
----------------------------------------------------------------------------------------------------------------------------
   18,160,000   Chautauqua County Tobacco Asset
                Securitization Corp.                                  6.750     07/01/2040      07/01/2010 A      19,634,774
----------------------------------------------------------------------------------------------------------------------------
    2,455,000   Clarence IDA (Bristol Village) 2                      6.000     01/20/2044      01/20/2013 A       2,734,993
----------------------------------------------------------------------------------------------------------------------------
      100,000   Clifton Park GO                                       5.100     02/01/2011      02/01/2007 A         100,112
----------------------------------------------------------------------------------------------------------------------------
       45,000   Clifton Park Water Authority                          5.000     10/01/2029      10/01/2009 A          46,439
----------------------------------------------------------------------------------------------------------------------------
    4,195,000   Cortland County IDA
                (Cortland Memorial Hospital)                          5.625     07/01/2024 1    07/01/2012 A       4,544,234
----------------------------------------------------------------------------------------------------------------------------
        5,000   Deerfield GO                                          5.250     06/15/2008      06/15/2008             5,074
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2009      06/15/2009            10,231
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2010      06/15/2010            10,304
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2011      06/15/2011            10,369
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2012      06/15/2012            10,428
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.250     06/15/2013      06/15/2013            10,482
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2014      06/15/2014            10,671
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2015      06/15/2015            10,719
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2016      06/15/2016            10,784
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2017      06/15/2016 A          10,776
----------------------------------------------------------------------------------------------------------------------------
       10,000   Deerfield GO                                          5.500     06/15/2018      06/15/2016 A          10,751
----------------------------------------------------------------------------------------------------------------------------
       15,000   Deerfield GO                                          5.500     06/15/2019      06/15/2016 A          16,091
----------------------------------------------------------------------------------------------------------------------------
       15,000   Deerfield GO                                          5.500     06/15/2020      06/15/2016 A          16,032
----------------------------------------------------------------------------------------------------------------------------
    1,750,000   Dutchess County IDA (Bard College) 2                  5.375     06/01/2027      06/01/2007 A       1,797,583
----------------------------------------------------------------------------------------------------------------------------
      295,000   Dutchess County IDA (Bard College)                    5.500     08/01/2020      08/01/2010 A         312,662

                    26 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,000,000   Dutchess County IDA (Bard College)                    7.000%    11/01/2017 1    05/01/2007 A    $  1,002,710
----------------------------------------------------------------------------------------------------------------------------
    5,205,000   Dutchess County IDA (Marist College)                  5.150     07/01/2017      07/01/2013 A       5,482,999
----------------------------------------------------------------------------------------------------------------------------
    2,525,000   Dutchess County IDA
                (Vassar Brothers Hospital) 2                          6.500     04/01/2020 1    04/01/2010 A       2,695,993
----------------------------------------------------------------------------------------------------------------------------
       25,000   East Hampton Town GO                                  5.000     04/15/2018      04/15/2008 A          25,675
----------------------------------------------------------------------------------------------------------------------------
      515,000   East Rochester Hsg. Authority
                (Gates Senior Hsg.)                                   5.200     04/20/2021      10/20/2013 A         542,892
----------------------------------------------------------------------------------------------------------------------------
    2,800,000   East Rochester Hsg. Authority
                (Rochester St. Mary's Residence Facility) 2           5.375     12/20/2022 1    12/20/2015 A       3,030,748
----------------------------------------------------------------------------------------------------------------------------
      730,000   East Rochester Hsg. Authority
                (St. John's Meadows)                                  5.750     08/01/2037 1    08/01/2007 A         752,988
----------------------------------------------------------------------------------------------------------------------------
      210,000   East Syracuse Hsg. Authority
                (Bennett Manor Associates)                            6.700     04/01/2021      04/01/2010 A         226,325
----------------------------------------------------------------------------------------------------------------------------
      415,000   Elmira GO                                             5.000     10/01/2015      10/01/2015           436,539
----------------------------------------------------------------------------------------------------------------------------
      440,000   Elmira GO                                             5.000     10/01/2016      10/01/2016           463,584
----------------------------------------------------------------------------------------------------------------------------
      460,000   Elmira GO                                             5.000     10/01/2017      10/01/2017           482,416
----------------------------------------------------------------------------------------------------------------------------
      485,000   Elmira GO                                             5.000     10/01/2018      10/01/2017 A         507,262
----------------------------------------------------------------------------------------------------------------------------
      505,000   Elmira GO                                             5.000     10/01/2019      10/01/2017 A         526,144
----------------------------------------------------------------------------------------------------------------------------
    1,300,000   Erie County IDA
                (Buffalo City School District) 2                      5.750     05/01/2025      05/01/2014 A       1,461,837
----------------------------------------------------------------------------------------------------------------------------
    6,500,000   Erie County IDA
                (Buffalo City School District) 2                      5.750     05/01/2026      05/01/2014 A       7,309,185
----------------------------------------------------------------------------------------------------------------------------
    1,730,000   Erie County IDA (Medaille College)                    6.875     10/01/2013      10/16/2010 B       1,800,878
----------------------------------------------------------------------------------------------------------------------------
      380,000   Erie County IDA (Medaille College)                    7.250     11/01/2010      06/04/2009 B         394,254
----------------------------------------------------------------------------------------------------------------------------
   29,615,000   Erie County Tobacco Asset
                Securitization Corp.                                  5.000     06/01/2031      06/01/2015 A      30,257,053
----------------------------------------------------------------------------------------------------------------------------
    9,750,000   Erie County Tobacco Asset
                Securitization Corp.                                  5.000     06/01/2038      06/01/2015 A       9,934,178
----------------------------------------------------------------------------------------------------------------------------
    1,635,000   Erie County Tobacco Asset
                Securitization Corp. 2                                5.750     07/15/2013      07/15/2010 E       1,760,552
----------------------------------------------------------------------------------------------------------------------------
    7,595,000   Erie County Tobacco Asset
                Securitization Corp.                                  6.000     07/15/2020      07/15/2010 E       8,240,803
----------------------------------------------------------------------------------------------------------------------------
      690,000   Essex County IDA (North Country
                Community College Foundation)                         4.600     06/01/2015      12/25/2013 B         694,526
----------------------------------------------------------------------------------------------------------------------------
      540,000   Franklin County IDA (North Country
                Community College Foundation)                         4.600     06/01/2015      12/24/2013 B         543,542
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Grand Central BID
                (Grand Central District Management)                   5.000     01/01/2021      01/01/2014 A       1,052,140
----------------------------------------------------------------------------------------------------------------------------
      500,000   Grand Central BID
                (Grand Central District Management)                   5.000     01/01/2022      01/01/2014 A         525,450
----------------------------------------------------------------------------------------------------------------------------
      500,000   Hamilton County IDA
                (Adirondack Historical Assoc.)                        5.250     11/01/2018      11/01/2008 A         517,240
----------------------------------------------------------------------------------------------------------------------------
      500,000   Hempstead GO                                          5.000     07/01/2018      07/01/2014 A         519,325

                    27 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,195,000   Hempstead GO                                          5.000%    07/01/2019      07/01/2014 A    $  1,238,857
----------------------------------------------------------------------------------------------------------------------------
    1,635,000   Hempstead GO                                          5.250     07/01/2023      07/01/2014 A       1,723,012
----------------------------------------------------------------------------------------------------------------------------
    1,730,000   Hempstead GO                                          5.250     07/01/2024      07/01/2014 A       1,820,877
----------------------------------------------------------------------------------------------------------------------------
    1,700,000   Hempstead IDA (Adelphi University)                    5.750     06/01/2022 1    06/01/2012 A       1,854,479
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   Hempstead IDA (Hofstra University)                    5.800     07/01/2015      07/01/2007 A       1,377,743
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2017      09/15/2016 A          80,018
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2018      09/15/2016 A          79,709
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2019      09/15/2016 A          79,463
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2020      09/15/2016 A          79,219
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2021      09/15/2016 A          79,036
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2022      09/15/2016 A          78,914
----------------------------------------------------------------------------------------------------------------------------
       75,000   Hempstead Village GO                                  5.000     09/15/2023      09/15/2016 A          78,854
----------------------------------------------------------------------------------------------------------------------------
      895,000   Herkimer County IDA (Burrows Paper)                   8.000     01/01/2009      07/07/2008 B         892,745
----------------------------------------------------------------------------------------------------------------------------
      480,000   Herkimer County IDA (Herkimer County
                College Foundation)                                   5.850     11/01/2010      05/28/2009 B         495,830
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Herkimer Hsg. Authority                               7.150     03/01/2011      03/01/2007 A       1,503,210
----------------------------------------------------------------------------------------------------------------------------
      125,000   Hudson IDA (Have, Inc.)                               7.125     12/01/2007      12/01/2007           124,863
----------------------------------------------------------------------------------------------------------------------------
      350,000   Hudson IDA (Hudson Fabrics)                           6.000     11/01/2012      04/10/2010 B         357,574
----------------------------------------------------------------------------------------------------------------------------
    3,500,000   Islip IDA (United Cerebral Palsy Assoc.) 4            5.500     12/01/2016      01/17/2013 B       3,484,880
----------------------------------------------------------------------------------------------------------------------------
      410,000   Islip IDA (United Cerebral Palsy Assoc.)              5.500     12/01/2016      01/17/2013 B         410,135
----------------------------------------------------------------------------------------------------------------------------
       25,000   Islip Res Rec, Series D                               6.500     07/01/2009      07/01/2007 A          25,007
----------------------------------------------------------------------------------------------------------------------------
    2,990,000   Islip Res Rec, Series E                               5.625     07/01/2017      07/01/2014 A       3,307,957
----------------------------------------------------------------------------------------------------------------------------
    1,175,000   Islip Res Rec, Series E                               5.750     07/01/2019      07/01/2014 A       1,301,407
----------------------------------------------------------------------------------------------------------------------------
      250,000   Jamestown GO                                          5.000     08/01/2024      08/01/2014 A         260,153
----------------------------------------------------------------------------------------------------------------------------
      250,000   Jamestown GO                                          5.000     08/01/2025      08/01/2014 A         259,660
----------------------------------------------------------------------------------------------------------------------------
    1,770,000   Jamestown Hsg. Authority                              6.125     07/01/2010      02/01/2009 B       1,749,751
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)              5.500     08/01/2024      08/01/2011 A       1,053,410
----------------------------------------------------------------------------------------------------------------------------
   27,305,000   L.I. Power Authority, Series A                        5.125     12/01/2022 1    06/01/2008 A      28,176,576
----------------------------------------------------------------------------------------------------------------------------
    2,210,000   Livingston County IDA (Nicholas H. Noyes
                Memorial Hospital) 2                                  5.875     07/01/2022      07/01/2010 A       2,293,030
----------------------------------------------------------------------------------------------------------------------------
    1,010,000   Livingston County IDA (Nicholas H. Noyes
                Memorial Hospital) 2                                  6.000     07/01/2030      07/01/2010 A       1,048,673
----------------------------------------------------------------------------------------------------------------------------
       75,000   Lowville GO                                           7.200     09/15/2007      09/15/2007            76,672
----------------------------------------------------------------------------------------------------------------------------
    2,065,000   Madison County IDA (Morrisville State
                College Foundation)                                   5.000     06/01/2022      06/01/2016 A       2,206,473
----------------------------------------------------------------------------------------------------------------------------
    2,260,000   Madison County IDA
                (Oneida Healthcare Center)                            5.500     02/01/2016      02/01/2011 A       2,400,030
----------------------------------------------------------------------------------------------------------------------------
      140,000   Medina Hsg. Corp.                                     8.250     08/15/2011 1    02/15/2007 A         140,304
----------------------------------------------------------------------------------------------------------------------------
      215,000   Middletown IDA
                (Southwinds Retirement Home)                          5.875     03/01/2007      03/01/2007           215,043
----------------------------------------------------------------------------------------------------------------------------
    3,810,000   Monroe County COP 2                                   8.050     01/01/2011 1    07/01/2007 A       3,810,800
----------------------------------------------------------------------------------------------------------------------------
       50,000   Monroe County GO                                      5.000     06/01/2017      06/01/2007 A          50,685

                    28 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                    MATURITY*             VALUE
       AMOUNT                                                        COUPON       MATURITY     (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     100,000   Monroe County GO                                      5.350%    03/01/2012      03/01/2007 A    $    101,207
----------------------------------------------------------------------------------------------------------------------------
       40,000   Monroe County GO                                      6.100     03/01/2008      03/01/2007 A          40,169
----------------------------------------------------------------------------------------------------------------------------
      575,000   Monroe County IDA (Canal Ponds)                       7.000     06/15/2013 1    06/15/2007 A         596,804
----------------------------------------------------------------------------------------------------------------------------
    1,285,000   Monroe County IDA
                (DePaul Community Facilities)                         6.500     02/01/2024 1    02/01/2007 A       1,287,930
----------------------------------------------------------------------------------------------------------------------------
      210,000   Monroe County IDA (DePaul Properties)                 5.900     09/01/2007      09/01/2007           209,328
----------------------------------------------------------------------------------------------------------------------------
       75,000   Monroe County IDA
                (Nazareth College of Rochester)                       5.250     10/01/2021      10/01/2011 A          80,636
----------------------------------------------------------------------------------------------------------------------------
    1,475,000   Monroe County IDA
                (Parma Senior Hsg. Assoc.)                            6.500     12/01/2010      06/01/2007 A       1,476,239
----------------------------------------------------------------------------------------------------------------------------
       25,000   Monroe County IDA
                (Rochester Institute of Technology)                   5.000     04/01/2010      04/01/2010            25,460
----------------------------------------------------------------------------------------------------------------------------
      365,000   Monroe County IDA (Summit at Brighton)                5.000     07/01/2016      07/01/2011 A         368,000
----------------------------------------------------------------------------------------------------------------------------
    2,235,000   Monroe County IDA
                (West End Business Center)                            5.125     12/01/2014      05/29/2011 B       2,265,865
----------------------------------------------------------------------------------------------------------------------------
   15,415,000   Monroe County Tobacco Asset
                Securitization Corp. ( TASC)                          6.150     06/01/2025      10/17/2009 D      16,489,888
----------------------------------------------------------------------------------------------------------------------------
       60,000   Monroe County Water Authority                         5.250     08/01/2011      02/01/2007 A          60,077
----------------------------------------------------------------------------------------------------------------------------
      285,000   Monroe Newpower Corp.                                 4.500     01/01/2011      10/01/2010 B         285,983
----------------------------------------------------------------------------------------------------------------------------
      155,000   Monroe Newpower Corp.                                 4.700     01/01/2012      10/01/2011 B         157,103
----------------------------------------------------------------------------------------------------------------------------
      410,000   Monroe Newpower Corp.                                 4.800     01/01/2013      10/01/2012 B         418,245
----------------------------------------------------------------------------------------------------------------------------
    7,800,000   Monroe Newpower Corp.                                 6.375     01/01/2024      07/01/2009 A       8,263,320
----------------------------------------------------------------------------------------------------------------------------
      280,000   Mount Vernon IDA (Kings Court)                        5.125     12/01/2023      12/01/2015 A         289,094
----------------------------------------------------------------------------------------------------------------------------
      975,000   Mount Vernon IDA (Macedonia Towers)                   5.125     12/01/2023      12/01/2015 A       1,006,668
----------------------------------------------------------------------------------------------------------------------------
      285,000   Mount Vernon IDA (Meadowview)                         6.000     06/01/2009      06/16/2008 B         291,347
----------------------------------------------------------------------------------------------------------------------------
    5,275,000   Mount Vernon IDA (Section 8), Series A                5.250     12/01/2014 1    06/01/2008 A       5,453,453
----------------------------------------------------------------------------------------------------------------------------
       30,000   MTA Commuter Facilities
                (Grand Central Terminal)                              5.500     07/01/2012      07/01/2007 E          30,048
----------------------------------------------------------------------------------------------------------------------------
       25,000   MTA Commuter Facilities, Series 7                     5.625     07/01/2016 1    07/01/2007 E          25,746
----------------------------------------------------------------------------------------------------------------------------
       10,000   MTA Commuter Facilities, Series B                     5.000     07/01/2017      07/01/2009 E          10,270
----------------------------------------------------------------------------------------------------------------------------
      120,000   MTA Commuter Facilities, Series B                     5.125     07/01/2024      07/01/2007 A         123,259
----------------------------------------------------------------------------------------------------------------------------
        5,000   MTA Commuter Facilities, Series D                     5.000     07/01/2016      07/01/2007 E           5,186
----------------------------------------------------------------------------------------------------------------------------
      100,000   MTA Service Contract, Series 3                        7.375     07/01/2008      01/06/2008 B         103,438
----------------------------------------------------------------------------------------------------------------------------
    8,500,000   MTA Service Contract, Series A                        5.125     01/01/2024      07/01/2012 A       9,028,700
----------------------------------------------------------------------------------------------------------------------------
   15,350,000   MTA Service Contract, Series A                        5.750     07/01/2031      07/01/2012 A      16,824,368
----------------------------------------------------------------------------------------------------------------------------
   16,710,000   MTA, Series A                                         5.000     11/15/2026      11/15/2016 A      17,801,831
----------------------------------------------------------------------------------------------------------------------------
    4,100,000   MTA, Series A                                         5.125     11/15/2031      11/15/2012 A       4,334,889
----------------------------------------------------------------------------------------------------------------------------
   11,075,000   MTA, Series A                                         5.500     11/15/2026      11/15/2012 A      12,045,724
----------------------------------------------------------------------------------------------------------------------------
   25,000,000   MTA, Series A                                         5.750     11/15/2032      11/15/2012 A      27,407,250
----------------------------------------------------------------------------------------------------------------------------
       55,000   MTA, Series B                                         5.000     07/01/2020 1    07/01/2007 A          56,483
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   MTA, Series B-2                                       5.000     07/01/2017      07/01/2007 A       2,054,060
----------------------------------------------------------------------------------------------------------------------------
       50,000   MTA, Series E                                         5.500     11/15/2021      11/15/2012 A          54,699

                    29 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      50,000   Municipal Assistance Corp. for Troy                   5.000%    01/15/2016       07/15/2007 A   $    50,802
---------------------------------------------------------------------------------------------------------------------------
      300,000   Nassau County Bridge Authority                        5.250     10/01/2026       10/01/2007 A       309,159
---------------------------------------------------------------------------------------------------------------------------
      645,000   Nassau County IDA (ACDS)                              6.000     12/01/2019       12/02/2016 A       665,640
---------------------------------------------------------------------------------------------------------------------------
      475,000   Nassau County IDA (ALIA-ACDS)                         7.000     10/01/2016       11/01/2011 A       512,264
---------------------------------------------------------------------------------------------------------------------------
      830,000   Nassau County IDA (ALIA-ACLD)                         5.750     09/01/2011       02/03/2010 B       852,983
---------------------------------------------------------------------------------------------------------------------------
      705,000   Nassau County IDA (ALIA-CMA)                          7.000     10/01/2016       11/01/2011 A       760,307
---------------------------------------------------------------------------------------------------------------------------
      545,000   Nassau County IDA (ALIA-CRR)                          7.000     10/01/2016       11/01/2011 A       587,755
---------------------------------------------------------------------------------------------------------------------------
      120,000   Nassau County IDA (ALIA-FREE)                         7.000     10/01/2016       11/01/2011 A       129,414
---------------------------------------------------------------------------------------------------------------------------
      495,000   Nassau County IDA (ALIA-HKSB)                         7.000     10/01/2016       11/01/2011 A       533,833
---------------------------------------------------------------------------------------------------------------------------
    1,870,000   Nassau County IDA (CSMR)                              6.000     12/01/2019       12/03/2016 A     1,929,840
---------------------------------------------------------------------------------------------------------------------------
      320,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A,B     333,699
---------------------------------------------------------------------------------------------------------------------------
      215,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A,B     224,204
---------------------------------------------------------------------------------------------------------------------------
      370,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A       385,840
---------------------------------------------------------------------------------------------------------------------------
      395,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A       411,910
---------------------------------------------------------------------------------------------------------------------------
      570,000   Nassau County IDA
                (Engel Burman Senior Hsg.)                            6.750     05/01/2017       11/01/2011 A       594,402
---------------------------------------------------------------------------------------------------------------------------
      795,000   Nassau County IDA
                (Epilepsy Foundation of Long Island)                  6.000     12/01/2019       12/05/2016 A       820,599
---------------------------------------------------------------------------------------------------------------------------
      155,000   Nassau County IDA (North Shore CFGA)                  5.750     05/01/2008       11/05/2007 B       156,945
---------------------------------------------------------------------------------------------------------------------------
      230,000   Nassau County IDA (United Cerebral Palsy)             5.750     11/01/2007       11/01/2007         232,008
---------------------------------------------------------------------------------------------------------------------------
    1,125,000   Nassau County IDA (United Cerebral Palsy)             5.750     11/01/2009       11/06/2008 B     1,132,515
---------------------------------------------------------------------------------------------------------------------------
      520,000   Nassau County IDA (WORCA)                             6.000     12/01/2019       12/01/2016 A       539,568
---------------------------------------------------------------------------------------------------------------------------
      145,000   Nassau County IDA, Series C                           6.000     12/01/2019       12/04/2016 A       149,669
---------------------------------------------------------------------------------------------------------------------------
      650,000   Nassau County Interim Finance Authority               5.125     11/15/2021       05/15/2007 A       657,306
---------------------------------------------------------------------------------------------------------------------------
       80,000   Nassau County Interim Finance Authority               5.375     11/15/2012       05/15/2007 A        80,908
---------------------------------------------------------------------------------------------------------------------------
       35,000   Nassau County Interim Finance Authority               5.375     11/15/2013       05/15/2007 A        35,397
---------------------------------------------------------------------------------------------------------------------------
   21,000,000   Nassau County Tobacco Settlement Corp.                0.000 5   06/01/2026       12/03/2015 B    19,185,180
---------------------------------------------------------------------------------------------------------------------------
    3,115,000   Nassau County Tobacco Settlement Corp.                5.700     07/15/2015       07/15/2007 F     3,303,831
---------------------------------------------------------------------------------------------------------------------------
      590,000   Nassau County Tobacco Settlement Corp.                5.750     07/15/2016       07/15/2007 F       626,474
---------------------------------------------------------------------------------------------------------------------------
    3,550,000   Nassau County Tobacco Settlement Corp.                5.875     07/15/2016       07/15/2008 F     3,780,182
---------------------------------------------------------------------------------------------------------------------------
      725,000   Nassau County Tobacco Settlement Corp.                6.000     07/15/2017       07/15/2009 F       774,191
---------------------------------------------------------------------------------------------------------------------------
       25,000   Nassau County Tobacco Settlement Corp.                6.000     07/15/2018       07/15/2009 A        26,696
---------------------------------------------------------------------------------------------------------------------------
    5,440,000   Nassau County Tobacco Settlement Corp.                6.125     07/15/2018       07/15/2009 A     5,824,826
---------------------------------------------------------------------------------------------------------------------------
      125,000   Nassau County Tobacco Settlement Corp.                6.200     07/15/2018       07/15/2009 A       134,059
---------------------------------------------------------------------------------------------------------------------------
    2,215,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2019 1     07/15/2009 A     2,378,090
---------------------------------------------------------------------------------------------------------------------------
    4,530,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2019       07/15/2009 A     4,863,544
---------------------------------------------------------------------------------------------------------------------------
    3,620,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2020       07/15/2009 A     3,886,541
---------------------------------------------------------------------------------------------------------------------------
    4,125,000   Nassau County Tobacco Settlement Corp.                6.250     07/15/2020 1     07/15/2009 A     4,428,724

                    30 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   2,255,000   Nassau County Tobacco Settlement Corp.                6.250%    07/15/2021       07/15/2009 A   $ 2,421,036
---------------------------------------------------------------------------------------------------------------------------
    4,925,000   Nassau County Tobacco Settlement Corp.                6.300     07/15/2021       07/15/2009 A     5,293,292
---------------------------------------------------------------------------------------------------------------------------
    1,320,000   Nassau County Tobacco Settlement Corp.                6.300     07/15/2022       07/15/2009 A     1,418,710
---------------------------------------------------------------------------------------------------------------------------
   18,175,000   Nassau County Tobacco Settlement Corp.                6.400     07/15/2033       07/15/2009 A    19,576,111
---------------------------------------------------------------------------------------------------------------------------
   15,050,000   Nassau County Tobacco Settlement Corp.                6.500     07/15/2027       07/15/2009 A    16,244,970
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Nassau County Tobacco Settlement Corp.                6.600     07/15/2039       07/15/2009 A     5,409,050
---------------------------------------------------------------------------------------------------------------------------
   12,000,000   Nassau County Tobacco Settlement Corp.
                (TASC)                                                5.000     06/01/2035       06/01/2016 A    12,284,880
---------------------------------------------------------------------------------------------------------------------------
      300,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       316,251
---------------------------------------------------------------------------------------------------------------------------
      140,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       147,584
---------------------------------------------------------------------------------------------------------------------------
      180,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       189,751
---------------------------------------------------------------------------------------------------------------------------
      260,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       12/28/2010 B       274,149
---------------------------------------------------------------------------------------------------------------------------
      195,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       03/28/2011 B       205,563
---------------------------------------------------------------------------------------------------------------------------
      195,000   Nassau IDA (EBS North Hills LLC)                      7.000     11/01/2013       03/28/2011 B       205,563
---------------------------------------------------------------------------------------------------------------------------
       50,000   New Hartford-Sunset Wood Funding Corp.                5.950     08/01/2027       08/01/2007 A        51,370
---------------------------------------------------------------------------------------------------------------------------
    1,290,000   New Rochelle IDA (College of New Rochelle)            5.500     07/01/2019       07/01/2009 A     1,351,314
---------------------------------------------------------------------------------------------------------------------------
      245,000   New Rochelle Municipal Hsg. Authority,
                Series A                                              5.000     12/01/2008       03/09/2008 B       248,273
---------------------------------------------------------------------------------------------------------------------------
       80,000   New Rochelle Municipal Hsg. Authority,
                Series B                                              6.500     12/01/2014       12/01/2008 E        85,599
---------------------------------------------------------------------------------------------------------------------------
    1,465,000   Newark-Wayne Community Hospital                       7.600     09/01/2015       03/01/2007 A     1,467,139
---------------------------------------------------------------------------------------------------------------------------
       10,000   Newburgh GO                                           7.600     04/01/2008       04/01/2007 A        10,099
---------------------------------------------------------------------------------------------------------------------------
    1,380,000   Newburgh IDA (Bourne & Kenney
                Redevel. Company)                                     5.650     08/01/2020 1     08/01/2009 A     1,431,943
---------------------------------------------------------------------------------------------------------------------------
      150,000   Niagara County IDA
                (American Ref-Fuel Company)                           5.550     11/15/2024       11/15/2011 A       156,747
---------------------------------------------------------------------------------------------------------------------------
   13,560,000   Niagara County IDA
                (Niagara Falls Memorial Medical Center)               5.500     11/01/2035       12/28/2007 C    13,995,005
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   Niagara County IDA (Solid Waste Disposal)             5.450     11/15/2025       11/15/2012 A     5,236,100
---------------------------------------------------------------------------------------------------------------------------
   19,710,000   Niagara County IDA (Solid Waste Disposal)             5.550     11/15/2024       11/15/2011 A    20,885,702
---------------------------------------------------------------------------------------------------------------------------
    9,850,000   Niagara County IDA (Solid Waste Disposal)             5.625     11/15/2024       11/15/2012 A    10,356,487
---------------------------------------------------------------------------------------------------------------------------
      170,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.375     05/15/2018       05/15/2009 F       176,713
---------------------------------------------------------------------------------------------------------------------------
      175,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.500     05/15/2019       05/15/2011 A       182,226
---------------------------------------------------------------------------------------------------------------------------
       90,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.500     05/15/2020       05/15/2011 A        93,796
---------------------------------------------------------------------------------------------------------------------------
    1,175,000   Niagara County Tobacco Asset
                Securitization Corp.                                  5.875     05/15/2022       05/15/2011 A     1,236,923
---------------------------------------------------------------------------------------------------------------------------
    1,045,000   Niagara County Tobacco Asset
                Securitization Corp.                                  6.250     05/15/2034       11/15/2010 A     1,113,071
---------------------------------------------------------------------------------------------------------------------------
      945,000   Niagara County Tobacco Asset
                Securitization Corp.                                  6.250     05/15/2040       05/15/2010 A     1,006,557

                    31 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  11,995,000   Niagara County Tobacco Asset
                Securitization Corp.                                  6.750%    05/15/2029 1     05/15/2010 A   $12,954,720
---------------------------------------------------------------------------------------------------------------------------
       10,000   Niagara Falls HDC (Niagara Towers)                    5.150     10/01/2010       10/01/2008 A        10,176
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   Niagara Falls Public Water Authority                  5.500     07/15/2034       07/15/2015 A     1,113,690
---------------------------------------------------------------------------------------------------------------------------
       25,000   Niagara Frontier Transportation Authority
                (Buffalo Niagara International Airport)               5.000     04/01/2013       04/01/2008 A        25,554
---------------------------------------------------------------------------------------------------------------------------
    5,360,000   Niagara Frontier Transportation Authority
                (Buffalo Niagara International Airport)               5.625     04/01/2029 1     04/01/2009 A     5,613,099
---------------------------------------------------------------------------------------------------------------------------
      210,000   Niagara Frontier Transportation Authority
                (Buffalo Niagara International Airport)               5.750     04/01/2019       04/01/2009 A       220,943
---------------------------------------------------------------------------------------------------------------------------
      610,000   North Babylon Volunteer Fire Company                  5.750     08/01/2022       08/01/2007 A       634,955
---------------------------------------------------------------------------------------------------------------------------
       25,000   North Elba GO                                         5.400     06/01/2009       06/01/2007 A        25,187
---------------------------------------------------------------------------------------------------------------------------
      935,000   NY Counties Tobacco Trust I                           5.800     06/01/2023       11/08/2007 D     1,009,080
---------------------------------------------------------------------------------------------------------------------------
      225,000   NY Counties Tobacco Trust I                           5.800     06/01/2023       11/08/2007 D       230,164
---------------------------------------------------------------------------------------------------------------------------
    9,625,000   NY Counties Tobacco Trust I                           6.300     06/01/2019 1     06/01/2010 E    10,537,258
---------------------------------------------------------------------------------------------------------------------------
    4,670,000   NY Counties Tobacco Trust I                           6.300     06/01/2019 1     06/01/2010 A     4,989,381
---------------------------------------------------------------------------------------------------------------------------
    8,650,000   NY Counties Tobacco Trust I                           6.500     06/01/2035       06/01/2010 E     9,522,785
---------------------------------------------------------------------------------------------------------------------------
    4,210,000   NY Counties Tobacco Trust I                           6.500     06/01/2035       06/01/2010 A     4,520,235
---------------------------------------------------------------------------------------------------------------------------
    3,295,000   NY Counties Tobacco Trust I                           6.625     06/01/2042 1     06/01/2010 A     3,561,664
---------------------------------------------------------------------------------------------------------------------------
   23,755,000   NY Counties Tobacco Trust II (TASC)                   5.250     06/01/2025       03/17/2011 D    24,516,348
---------------------------------------------------------------------------------------------------------------------------
      150,000   NY Counties Tobacco Trust II (TASC)                   5.500     06/01/2011       06/01/2011         159,809
---------------------------------------------------------------------------------------------------------------------------
      865,000   NY Counties Tobacco Trust II (TASC)                   5.625     06/01/2035       06/01/2012 A       907,688
---------------------------------------------------------------------------------------------------------------------------
    1,055,000   NY Counties Tobacco Trust II (TASC) 2                 5.750     06/01/2013       06/01/2011 A     1,133,260
---------------------------------------------------------------------------------------------------------------------------
    1,925,000   NY Counties Tobacco Trust II (TASC) 2                 5.750     06/01/2014       06/01/2011 A     2,058,942
---------------------------------------------------------------------------------------------------------------------------
      750,000   NY Counties Tobacco Trust II (TASC)                   5.750     06/01/2043       06/01/2012 A       790,080
---------------------------------------------------------------------------------------------------------------------------
    2,120,000   NY Counties Tobacco Trust II (TASC) 2                 6.000     06/01/2015       06/01/2011 A     2,280,696
---------------------------------------------------------------------------------------------------------------------------
    2,330,000   NY Counties Tobacco Trust II (TASC)                   6.000     06/01/2016       06/01/2011 A     2,496,875
---------------------------------------------------------------------------------------------------------------------------
   12,180,000   NY Counties Tobacco Trust III                         5.000     06/01/2027       05/19/2009 D    12,471,589
---------------------------------------------------------------------------------------------------------------------------
    4,980,000   NY Counties Tobacco Trust III                         5.750     06/01/2033       09/26/2012 D     5,302,555
---------------------------------------------------------------------------------------------------------------------------
   16,535,000   NY Counties Tobacco Trust III                         6.000     06/01/2043       06/01/2013 A    17,871,855
---------------------------------------------------------------------------------------------------------------------------
    4,905,000   NY Counties Tobacco Trust IV                          4.250     06/01/2021       12/14/2011 B     4,849,083
---------------------------------------------------------------------------------------------------------------------------
   38,400,000   NY Counties Tobacco Trust IV (TASC)                   0.000 5   06/01/2041       08/03/2019 B    31,725,312
---------------------------------------------------------------------------------------------------------------------------
    4,520,000   NY Counties Tobacco Trust IV (TASC)                   4.750     06/01/2026       10/12/2009 B,D   4,574,918
---------------------------------------------------------------------------------------------------------------------------
   38,400,000   NY Counties Tobacco Trust IV (TASC)                   6.650     06/01/2041       06/01/2010 A     6,719,232
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                0.000 5   03/15/2029       03/15/2011 A        45,228
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                0.000 5   11/15/2037       11/15/2007 A        19,371
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.000     08/01/2015       08/01/2008 A        15,409
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.000     08/15/2016       08/15/2008 A        20,553
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.000     05/15/2018       05/15/2008 A        20,545
---------------------------------------------------------------------------------------------------------------------------
      235,000   NYC GO                                                5.000     08/01/2018       02/01/2008 A       239,822
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.000     08/15/2018       08/15/2008 A        51,279

                    32 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,055,000   NYC GO                                                5.000%    12/01/2018       12/01/2014 A   $ 1,128,956
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.000     08/15/2019       08/15/2008 A        92,245
---------------------------------------------------------------------------------------------------------------------------
      425,000   NYC GO                                                5.000     08/01/2020       08/01/2014 A       451,422
---------------------------------------------------------------------------------------------------------------------------
      570,000   NYC GO                                                5.000     03/15/2021       03/15/2009 A       585,612
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYC GO                                                5.000     08/01/2021       08/01/2015 A     4,244,880
---------------------------------------------------------------------------------------------------------------------------
      110,000   NYC GO                                                5.000     08/01/2022       02/01/2009 A       112,825
---------------------------------------------------------------------------------------------------------------------------
       85,000   NYC GO                                                5.000     08/01/2022       02/01/2008 A        86,946
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.000     08/01/2022       02/01/2008 A        25,458
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.000     08/01/2022       08/01/2008 A        10,287
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2022       08/01/2015 A     1,059,740
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.000     08/01/2022       08/01/2010 A        25,551
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.000     08/01/2022       08/01/2008 A        25,717
---------------------------------------------------------------------------------------------------------------------------
    1,500,000   NYC GO                                                5.000     08/01/2022       08/01/2015 A     1,589,610
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.000     08/01/2022       08/01/2008 A        10,287
---------------------------------------------------------------------------------------------------------------------------
      205,000   NYC GO                                                5.000     08/15/2022       08/15/2008 A       209,574
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.000     09/15/2022       09/15/2013 A        41,936
---------------------------------------------------------------------------------------------------------------------------
    2,500,000   NYC GO                                                5.000     11/01/2022       11/01/2014 A     2,641,675
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.000     05/15/2023       05/15/2008 A        15,393
---------------------------------------------------------------------------------------------------------------------------
    1,115,000   NYC GO                                                5.000     08/01/2023       02/01/2008 A     1,136,207
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2023       08/01/2015 A     1,059,000
---------------------------------------------------------------------------------------------------------------------------
      250,000   NYC GO                                                5.000     08/01/2023       08/01/2008 A       255,470
---------------------------------------------------------------------------------------------------------------------------
      615,000   NYC GO                                                5.000     08/01/2023       08/01/2015 A       651,285
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.000     08/01/2023       02/01/2008 A        51,145
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYC GO                                                5.000     08/01/2023       08/01/2015 A     4,236,000
---------------------------------------------------------------------------------------------------------------------------
   10,000,000   NYC GO                                                5.000     08/15/2023       08/15/2014 A    10,533,700
---------------------------------------------------------------------------------------------------------------------------
    3,000,000   NYC GO                                                5.000     09/01/2023       09/01/2015 A     3,178,350
---------------------------------------------------------------------------------------------------------------------------
    6,750,000   NYC GO                                                5.000     11/01/2023       11/01/2014 A     7,127,933
---------------------------------------------------------------------------------------------------------------------------
   11,340,000   NYC GO                                                5.000     12/01/2023       12/01/2014 A    12,071,430
---------------------------------------------------------------------------------------------------------------------------
    8,500,000   NYC GO                                                5.000     04/01/2024       04/01/2016 A     9,026,575
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.000     04/15/2024       04/15/2009 A        93,173
---------------------------------------------------------------------------------------------------------------------------
   15,000,000   NYC GO                                                5.000     06/01/2024       06/01/2016 A    15,943,350
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2024       08/01/2015 A     1,058,260
---------------------------------------------------------------------------------------------------------------------------
    3,040,000   NYC GO                                                5.000     08/01/2024       08/01/2015 A     3,217,110
---------------------------------------------------------------------------------------------------------------------------
    8,000,000   NYC GO                                                5.000     08/01/2024       02/01/2016 A     8,488,400
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC GO                                                5.000     09/01/2024       09/01/2015 A     5,293,550
---------------------------------------------------------------------------------------------------------------------------
    3,635,000   NYC GO                                                5.000     12/01/2024       12/01/2014 A     3,869,458
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO 4                                              5.000     01/01/2025       01/01/2017 A     1,064,380
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO 4                                              5.000     02/01/2025       02/01/2017 A     1,064,780
---------------------------------------------------------------------------------------------------------------------------
    8,150,000   NYC GO                                                5.000     03/01/2025       03/01/2015 A     8,593,686
---------------------------------------------------------------------------------------------------------------------------
    6,000,000   NYC GO                                                5.000     06/01/2025       06/01/2015 A     6,335,160
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     08/01/2025       08/01/2015 A     1,056,780

                    33 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,335,000   NYC GO                                                5.000%    09/01/2025       09/01/2015 A   $ 5,640,269
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.000     12/01/2025       12/01/2014 A     1,061,020
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC GO                                                5.000     04/01/2026       04/01/2015 A     5,267,400
---------------------------------------------------------------------------------------------------------------------------
    6,920,000   NYC GO                                                5.000     08/01/2026       08/01/2015 A     7,302,676
---------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC GO                                                5.000     08/01/2026       08/01/2015 A     5,276,500
---------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYC GO                                                5.000     08/01/2026       08/01/2015 A     4,221,200
---------------------------------------------------------------------------------------------------------------------------
    1,830,000   NYC GO                                                5.000     11/01/2027       11/01/2014 A     1,922,452
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.000     03/15/2029       03/15/2009 A        92,426
---------------------------------------------------------------------------------------------------------------------------
      135,000   NYC GO                                                5.000     03/15/2029       03/15/2009 A       138,351
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.000     04/15/2029       04/15/2009 A        10,276
---------------------------------------------------------------------------------------------------------------------------
    6,450,000   NYC GO                                                5.000     03/01/2030       03/01/2015 A     6,777,467
---------------------------------------------------------------------------------------------------------------------------
      270,000   NYC GO                                                5.100     08/15/2027       08/15/2014 A       285,004
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.125     08/01/2018       08/01/2008 A        25,678
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.125     03/15/2019       03/15/2009 A        10,430
---------------------------------------------------------------------------------------------------------------------------
    8,360,000   NYC GO                                                5.125     08/01/2022       02/01/2009 A     8,532,885
---------------------------------------------------------------------------------------------------------------------------
      200,000   NYC GO                                                5.125     03/15/2025       03/15/2012 A       212,022
---------------------------------------------------------------------------------------------------------------------------
       80,000   NYC GO                                                5.125     08/01/2025       02/01/2008 A        81,597
---------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                5.125     08/01/2025       08/01/2008 A        46,319
---------------------------------------------------------------------------------------------------------------------------
      395,000   NYC GO                                                5.125     08/01/2025       08/01/2008 A       404,547
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.125     03/01/2028       03/01/2008 A        10,281
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.125     05/15/2029       05/15/2009 A        41,475
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.200     08/01/2021       08/01/2008 A        51,375
---------------------------------------------------------------------------------------------------------------------------
       70,000   NYC GO                                                5.200     03/15/2028       03/15/2009 A        73,102
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.250     05/01/2012       05/01/2007 A        25,133
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     08/15/2013       08/15/2008 A        51,634
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     02/01/2014       02/01/2008 A        51,223
---------------------------------------------------------------------------------------------------------------------------
      175,000   NYC GO                                                5.250     08/01/2015       08/01/2007 A       178,148
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.250     08/01/2015       02/01/2008 A        25,633
---------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                5.250     08/01/2015       08/01/2007 A        45,810
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     08/01/2016       08/01/2007 A        50,900
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.250     08/01/2016       02/01/2008 A        20,489
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.250     08/01/2016       02/01/2008 A         5,140
---------------------------------------------------------------------------------------------------------------------------
       75,000   NYC GO                                                5.250     08/01/2017       02/01/2008 A        76,778
---------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO                                                5.250     08/01/2019       08/01/2008 A        92,627
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.250     08/01/2019       08/01/2008 A         5,180
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     08/01/2020       08/01/2007 A        50,975
---------------------------------------------------------------------------------------------------------------------------
      310,000   NYC GO                                                5.250     08/01/2020       08/01/2007 A       315,251
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.250     05/01/2021       05/01/2007 A        10,053
---------------------------------------------------------------------------------------------------------------------------
      355,000   NYC GO                                                5.250     08/01/2021       08/01/2007 A       361,014
---------------------------------------------------------------------------------------------------------------------------
    2,785,000   NYC GO                                                5.250     08/01/2021       08/01/2007 A     2,839,280
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.250     08/01/2021       08/01/2007 A         5,097

                    34 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*           VALUE
       AMOUNT                                                        COUPON       MATURITY      (UNAUDITED)      SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      40,000   NYC GO                                                5.250%    11/15/2021 1     11/15/2007 A   $    40,812
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.250     01/15/2023       01/15/2013 A        26,601
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.250     08/15/2023       08/15/2008 A        15,445
---------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC GO                                                5.250     08/15/2024       08/15/2014 A     1,074,290
---------------------------------------------------------------------------------------------------------------------------
    5,110,000   NYC GO                                                5.250     08/15/2026       08/15/2014 A     5,482,672
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.250     06/01/2027       06/01/2012 A        21,617
---------------------------------------------------------------------------------------------------------------------------
      160,000   NYC GO                                                5.250     06/01/2027       06/01/2012 A       168,819
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.250     01/15/2028       01/15/2013 A        53,009
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.250     01/15/2033       01/15/2013 A        21,738
---------------------------------------------------------------------------------------------------------------------------
      180,000   NYC GO                                                5.250     01/15/2033       01/15/2013 A       190,732
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.300     08/01/2024       08/01/2008 A        20,599
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.300     01/15/2026       01/15/2013 A        43,584
---------------------------------------------------------------------------------------------------------------------------
       95,000   NYC GO                                                5.300     01/15/2026       01/15/2013 A       101,282
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.350     08/01/2013       02/01/2008 A        20,528
---------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC GO                                                5.375     08/01/2015       08/01/2008 A     2,065,640
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.375     08/01/2017       08/01/2010 A        53,306
---------------------------------------------------------------------------------------------------------------------------
      155,000   NYC GO                                                5.375     08/01/2017       08/01/2007 A       157,818
---------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                5.375     11/15/2017       11/15/2007 A        40,886
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.375     08/01/2019       08/01/2009 A        10,430
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.375     08/01/2019       02/01/2008 A        25,615
---------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                5.375     08/01/2019       02/01/2008 A        51,411
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.375     08/01/2020       08/01/2009 A         5,215
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.375     08/01/2022       08/01/2007 A        25,449
---------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                5.375     08/01/2022       08/01/2007 A        25,499
---------------------------------------------------------------------------------------------------------------------------
      205,000   NYC GO                                                5.375     03/01/2027       03/01/2013 A       224,553
---------------------------------------------------------------------------------------------------------------------------
      100,000   NYC GO                                                5.375     03/01/2027       03/01/2013 A       107,082
---------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                5.375     08/01/2027       08/01/2008 A         5,190
---------------------------------------------------------------------------------------------------------------------------
      580,000   NYC GO                                                5.375     08/01/2027       08/01/2008 A       600,033
---------------------------------------------------------------------------------------------------------------------------
      350,000   NYC GO                                                5.375     11/15/2027       11/15/2007 A       358,239
---------------------------------------------------------------------------------------------------------------------------
       35,000   NYC GO                                                5.400     08/01/2011       08/01/2007 A        35,674
---------------------------------------------------------------------------------------------------------------------------
      280,000   NYC GO                                                5.500     08/01/2022       08/01/2007 A       285,410
---------------------------------------------------------------------------------------------------------------------------
    1,120,000   NYC GO                                                5.500     06/01/2023       06/01/2013 A     1,214,618
---------------------------------------------------------------------------------------------------------------------------
    6,515,000   NYC GO                                                5.500     06/01/2023       06/01/2013 A     7,189,498
---------------------------------------------------------------------------------------------------------------------------
    1,630,000   NYC GO                                                5.500     05/15/2024 1     05/15/2010 A     1,727,621
---------------------------------------------------------------------------------------------------------------------------
       20,000   NYC GO                                                5.500     02/15/2026       02/15/2007 A        20,006
---------------------------------------------------------------------------------------------------------------------------
    1,115,000   NYC GO                                                5.500     02/15/2026       02/15/2007 A     1,133,386
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.500     11/15/2037       11/15/2007 A        10,238
---------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.600     12/01/2009       06/01/2007 A        10,071
---------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.600     12/01/2010       06/01/2007 A        15,116
---------------------------------------------------------------------------------------------------------------------------
       30,000   NYC GO                                                5.600     12/01/2013       06/01/2007 A        30,220
---------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                5.625     08/15/2008       02/15/2007 A        45,296

                    35 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     185,000   NYC GO                                                5.625%    08/15/2009       02/15/2007 A     $  186,215
----------------------------------------------------------------------------------------------------------------------------
       95,000   NYC GO                                                5.625     10/01/2020       04/01/2007 A         95,631
----------------------------------------------------------------------------------------------------------------------------
      220,000   NYC GO                                                5.700     08/15/2010       02/15/2007 A        221,459
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                5.750     05/15/2012       05/15/2007 A         10,016
----------------------------------------------------------------------------------------------------------------------------
    1,910,000   NYC GO                                                5.750     08/01/2012       08/01/2007 A      1,949,862
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC GO                                                5.750     03/01/2018       03/01/2013 A         72,536
----------------------------------------------------------------------------------------------------------------------------
      970,000   NYC GO                                                5.750     03/01/2018       03/01/2013 A      1,064,750
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC GO                                                5.750     08/01/2018       08/01/2012 A        546,555
----------------------------------------------------------------------------------------------------------------------------
      190,000   NYC GO                                                5.750     08/01/2018       08/01/2012 A        210,558
----------------------------------------------------------------------------------------------------------------------------
      310,000   NYC GO                                                5.750     08/01/2018       08/01/2012 A        338,213
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC GO                                                5.750     03/01/2020       03/01/2013 A        557,970
----------------------------------------------------------------------------------------------------------------------------
    5,010,000   NYC GO                                                5.750     03/01/2021       03/01/2013 E      5,590,859
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                5.875     11/01/2011       11/01/2008 A         15,248
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYC GO                                                5.875     08/01/2015       08/01/2007 A         56,181
----------------------------------------------------------------------------------------------------------------------------
    7,155,000   NYC GO                                                5.875     06/01/2019       06/01/2012 A      7,846,674
----------------------------------------------------------------------------------------------------------------------------
      505,000   NYC GO                                                5.875     08/01/2019       08/01/2012 E        562,812
----------------------------------------------------------------------------------------------------------------------------
    4,770,000   NYC GO                                                5.875     08/01/2019       08/01/2012 A      5,243,852
----------------------------------------------------------------------------------------------------------------------------
    5,495,000   NYC GO                                                5.875     06/01/2020       06/01/2012 A      6,026,202
----------------------------------------------------------------------------------------------------------------------------
    6,645,000   NYC GO                                                5.875     06/01/2021       06/01/2012 A      7,287,372
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                6.000     05/15/2010       05/15/2007 A         15,026
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO                                                6.000     05/15/2011       05/15/2007 A         50,086
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                6.000     02/01/2012       02/01/2007 A          5,083
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                6.000     04/15/2012       04/15/2007 A         25,403
----------------------------------------------------------------------------------------------------------------------------
      140,000   NYC GO                                                6.000     08/01/2013       08/01/2007 A        143,100
----------------------------------------------------------------------------------------------------------------------------
      580,000   NYC GO                                                6.000     08/01/2017       08/01/2007 A        593,149
----------------------------------------------------------------------------------------------------------------------------
      670,000   NYC GO                                                6.000     08/01/2017       08/01/2007 A        685,189
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                6.000     05/15/2018       05/15/2010 A         10,782
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                6.000     02/01/2022       02/01/2007 A          5,083
----------------------------------------------------------------------------------------------------------------------------
      115,000   NYC GO                                                6.000     05/15/2022       05/15/2010 A        124,699
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                6.000     05/15/2022       05/15/2010 A         16,148
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC GO                                                6.000     02/15/2024       02/15/2007 A         35,584
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC GO                                                6.125     08/01/2025 1     08/01/2007 A         10,233
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO                                                6.125     08/01/2025       08/01/2007 A         25,577
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                6.125     08/01/2025       08/01/2007 A          5,117
----------------------------------------------------------------------------------------------------------------------------
      825,000   NYC GO                                                6.250     08/01/2009       02/01/2007 A        838,951
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYC GO                                                6.250     08/01/2009       02/01/2007 A         61,021
----------------------------------------------------------------------------------------------------------------------------
      255,000   NYC GO                                                6.350     05/15/2014       05/15/2008 A        265,985
----------------------------------------------------------------------------------------------------------------------------
    1,130,000   NYC GO                                                6.500     05/15/2017       05/15/2010 A      1,236,130
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     02/01/2009       02/01/2007 A          5,014
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     12/01/2010       06/01/2007 A          5,065
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     02/01/2011       02/01/2007 A          5,014

                    36 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      30,000   NYC GO                                                7.000%    02/01/2012       02/01/2007 A    $    30,080
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.000     02/01/2018       02/01/2007 A          5,013
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYC GO                                                7.250     02/01/2007       02/01/2007           60,188
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYC GO                                                7.250     02/01/2007       02/01/2007            5,015
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                7.500     02/01/2007       02/01/2007           15,045
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYC GO                                                7.500     02/01/2009       02/01/2007 A         15,045
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYC GO                                                7.650     02/01/2007       02/01/2007           40,124
----------------------------------------------------------------------------------------------------------------------------
       45,000   NYC GO                                                7.750     08/15/2027       02/15/2007 A         45,219
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYC GO DIAMONDS                                       0.000 5   08/01/2025 1     08/01/2007 A         24,567
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYC GO RIBS                                           7.986 6   08/29/2008       02/01/2007 A         90,270
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYC GO RIBS                                           7.986 6   08/13/2009       02/01/2007 A        100,298
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO RIBS                                           7.986 6   07/29/2010       02/01/2007 A         50,149
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYC GO RIBS                                           8.084 6   08/22/2013       02/01/2007 A        100,306
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC GO RIBS                                           8.084 6   08/27/2015       02/01/2007 A         50,153
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYC GO RIBS                                           8.170 6   09/01/2011       02/01/2007 A        451,818
----------------------------------------------------------------------------------------------------------------------------
   29,000,000   NYC GO 7                                              5.000     06/01/2023       06/01/2015       30,683,305
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC HDC (Barclay Avenue)                              5.750     04/01/2007       04/01/2007           35,105
----------------------------------------------------------------------------------------------------------------------------
    4,610,000   NYC HDC (Multifamily Hsg.)                            5.250     11/01/2030       05/01/2014 A      4,857,649
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYC HDC (Multifamily Hsg.)                            5.250     11/01/2031       11/01/2010 A         20,625
----------------------------------------------------------------------------------------------------------------------------
      900,000   NYC HDC (Multifamily Hsg.), Series A                  5.375     11/01/2023       05/01/2012 A        934,569
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYC HDC (Multifamily Hsg.), Series A                  5.500     11/01/2009       05/01/2008 A        451,530
----------------------------------------------------------------------------------------------------------------------------
      845,000   NYC HDC (Multifamily Hsg.), Series A                  5.625     05/01/2012       05/01/2008 A        858,689
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   NYC HDC (Multifamily Hsg.), Series E 2                6.250     05/01/2036       11/01/2009 A      1,284,600
----------------------------------------------------------------------------------------------------------------------------
   17,510,000   NYC HDC, Series A 7                                   5.000     07/01/2025       07/01/2015       18,690,349
----------------------------------------------------------------------------------------------------------------------------
      185,000   NYC HDC, Series A                                     5.000     07/01/2010       07/01/2010          193,179
----------------------------------------------------------------------------------------------------------------------------
    4,450,000   NYC HDC, Series A                                     5.000     07/01/2025       07/01/2015 A      4,749,975
----------------------------------------------------------------------------------------------------------------------------
    2,215,000   NYC HDC, Series C 2                                   5.000     11/01/2026       11/01/2015 A      2,287,563
----------------------------------------------------------------------------------------------------------------------------
   27,700,000   NYC Health & Hospital Corp.                           5.250     02/15/2017 1     02/15/2010 A     28,561,747
----------------------------------------------------------------------------------------------------------------------------
    1,010,000   NYC Health & Hospital Corp.                           5.450     02/15/2026       02/15/2012 A      1,064,459
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   NYC Health & Hospital Corp. (Health System)           5.250     02/15/2022       02/15/2013 A      3,213,660
----------------------------------------------------------------------------------------------------------------------------
      705,000   NYC IDA (Acme Architectural Products)                 5.875     11/01/2009       10/14/2008 B        707,623
----------------------------------------------------------------------------------------------------------------------------
    9,400,000   NYC IDA (AIRIS JFK I/JFK International Airport)       5.500     07/01/2028       07/01/2011 A      9,711,798
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   NYC IDA (AIRIS JFK I/JFK International Airport)       6.000     07/01/2015       07/01/2011 A     10,512,000
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYC IDA (Anti-Defamation League Foundation)           5.500     06/01/2022       06/01/2007 A         77,072
----------------------------------------------------------------------------------------------------------------------------
      195,000   NYC IDA (Atlantic Veal & Lamb)                        7.250     12/01/2008       04/07/2008 B        199,140
----------------------------------------------------------------------------------------------------------------------------
    3,820,000   NYC IDA (Beth Abraham Health Services)                6.000     02/15/2013       10/10/2010 B      3,995,758
----------------------------------------------------------------------------------------------------------------------------
      830,000   NYC IDA (Beth Abraham Health Services)                6.000     11/15/2013       04/28/2010 B        871,608
----------------------------------------------------------------------------------------------------------------------------
      400,000   NYC IDA (Beth Abraham Health Services)                6.000     11/15/2013       08/04/2010 B        420,052

                    37 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      60,000   NYC IDA (Brooklyn Heights
                Montessori School)                                    7.500%    01/01/2007       01/01/2007       $   60,011
----------------------------------------------------------------------------------------------------------------------------
      855,000   NYC IDA (Calhoun School)                              6.250     12/01/2016       12/01/2016          898,733
----------------------------------------------------------------------------------------------------------------------------
    5,620,000   NYC IDA (Calhoun School)                              6.250     12/01/2017       07/17/2013 B      5,636,523
----------------------------------------------------------------------------------------------------------------------------
      655,000   NYC IDA (Center for Elimination
                of Family Violence)                                   6.250     11/01/2016       10/21/2012 B        665,860
----------------------------------------------------------------------------------------------------------------------------
    7,625,000   NYC IDA (Chapin School)                               4.800     11/01/2018       08/01/2017 A      7,607,768
----------------------------------------------------------------------------------------------------------------------------
      220,000   NYC IDA (Chardan Corp.)                               6.250     11/01/2008       04/30/2008 B        220,062
----------------------------------------------------------------------------------------------------------------------------
      235,000   NYC IDA (College of Aeronautics)                      5.500     05/01/2012       05/01/2008 A        244,764
----------------------------------------------------------------------------------------------------------------------------
      550,000   NYC IDA (College of Aeronautics)                      5.500     05/01/2013       05/01/2008 A        572,853
----------------------------------------------------------------------------------------------------------------------------
      300,000   NYC IDA (College of New Rochelle)                     6.200     09/01/2010 1     03/01/2007 A        303,525
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (College of New Rochelle)                     6.300     09/01/2015 1     03/01/2007 A        505,820
----------------------------------------------------------------------------------------------------------------------------
      855,000   NYC IDA
                (Comprehensive Care Management)                       5.625     11/01/2015       11/01/2015          870,424
----------------------------------------------------------------------------------------------------------------------------
      650,000   NYC IDA
                (Comprehensive Care Management)                       5.625     11/01/2015       11/01/2015          661,726
----------------------------------------------------------------------------------------------------------------------------
      195,000   NYC IDA
                (Comprehensive Care Management)                       5.750     11/01/2008       04/30/2008 B        197,071
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYC IDA
                (Comprehensive Care Management)                       5.750     11/01/2008       04/30/2008 B         75,787
----------------------------------------------------------------------------------------------------------------------------
    2,900,000   NYC IDA
                (Comprehensive Care Management)                       5.750     08/01/2018       12/04/2014 B      2,951,417
----------------------------------------------------------------------------------------------------------------------------
    2,945,000   NYC IDA
                (Comprehensive Care Management)                       5.750     11/01/2018       12/04/2014 B      2,997,215
----------------------------------------------------------------------------------------------------------------------------
    3,070,000   NYC IDA
                (Comprehensive Care Management)                       5.750     05/01/2019       12/03/2015 D      3,144,171
----------------------------------------------------------------------------------------------------------------------------
      245,000   NYC IDA (Essie Cosmetics)                             5.500     11/01/2008       04/22/2008 B        245,576
----------------------------------------------------------------------------------------------------------------------------
      870,000   NYC IDA (Family Support Systems)                      6.500     11/01/2014       05/01/2007 A        872,445
----------------------------------------------------------------------------------------------------------------------------
      210,000   NYC IDA (Gabrielli Truck Sales)                       7.250     12/01/2007       12/01/2007          212,879
----------------------------------------------------------------------------------------------------------------------------
    1,025,000   NYC IDA (Global Country World Peace)                  6.250     11/01/2015       12/19/2012 B      1,035,066
----------------------------------------------------------------------------------------------------------------------------
      955,000   NYC IDA (Global Country World Peace)                  6.250     11/01/2025       10/20/2012 B        955,067
----------------------------------------------------------------------------------------------------------------------------
    1,530,000   NYC IDA (Gourmet Boutique)                            5.250     05/01/2013       11/23/2011 B      1,526,129
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (Independent Living Assoc.)                   6.200     07/01/2020       12/19/2014 D        508,875
----------------------------------------------------------------------------------------------------------------------------
   35,625,000   NYC IDA (Japan Airlines)                              6.000     11/01/2015       05/01/2007 A     35,874,375
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYC IDA (Julia Gray)                                  6.500     11/01/2007       11/01/2007           75,312
----------------------------------------------------------------------------------------------------------------------------
    2,355,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2013       12/01/2012 A      2,523,783
----------------------------------------------------------------------------------------------------------------------------
      730,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2015       12/01/2012 A        778,370
----------------------------------------------------------------------------------------------------------------------------
    2,880,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2016       12/01/2012 A      3,066,797
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2017       12/01/2012 A      2,125,840
----------------------------------------------------------------------------------------------------------------------------
    3,210,000   NYC IDA (Lycee Francais De New York)                  5.500     06/01/2018       12/01/2012 A      3,408,539
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYC IDA (Marymount School of NY)                      5.125     09/01/2021       09/01/2013 A        259,853
----------------------------------------------------------------------------------------------------------------------------
    1,900,000   NYC IDA
                (Metropolitan College of New York)                    5.750     03/01/2020       12/14/2017 B      1,890,291

                    38 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   4,585,000   NYC IDA (MMC Corp.)                                   5.125%    11/01/2025       11/01/2010 A     $4,744,329
----------------------------------------------------------------------------------------------------------------------------
    5,865,000   NYC IDA (MMC Corp.)                                   5.125     11/01/2035       11/01/2010 A      6,054,088
----------------------------------------------------------------------------------------------------------------------------
      125,000   NYC IDA (Morrisons Pastry)                            5.750     11/01/2009       11/01/2007 B        125,151
----------------------------------------------------------------------------------------------------------------------------
    1,810,000   NYC IDA (Polytechnic University)                      5.250     11/01/2008       11/01/2008        1,822,942
----------------------------------------------------------------------------------------------------------------------------
    2,005,000   NYC IDA (Polytechnic University)                      5.750     11/01/2010       11/01/2010        2,064,188
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (Polytechnic University)                      5.750     11/01/2012       11/01/2010 A        519,800
----------------------------------------------------------------------------------------------------------------------------
      255,000   NYC IDA (Precision Gear)                              5.875     11/01/2009       11/07/2008 B        258,700
----------------------------------------------------------------------------------------------------------------------------
      210,000   NYC IDA (Precision Gear)                              5.875     11/01/2009       09/09/2008 B        212,245
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYC IDA (Precision Gear)                              6.500     11/01/2008       11/11/2008           61,130
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   NYC IDA (Reece School)                                6.500     12/01/2017       12/14/2013 B      1,218,336
----------------------------------------------------------------------------------------------------------------------------
      405,000   NYC IDA (Reece School)                                6.500     12/01/2017       12/18/2013 B        405,045
----------------------------------------------------------------------------------------------------------------------------
      225,000   NYC IDA (Rockefeller Foundation)                      5.375     07/01/2023       07/01/2007 A        226,226
----------------------------------------------------------------------------------------------------------------------------
    3,705,000   NYC IDA (Rosco, Inc.)                                 6.125     06/01/2022       06/01/2007 C      3,742,087
----------------------------------------------------------------------------------------------------------------------------
    4,100,000   NYC IDA (Samaritan Aids Services)                     5.000     11/01/2024       11/01/2011 A      4,252,069
----------------------------------------------------------------------------------------------------------------------------
      890,000   NYC IDA (Showman Fabricators)                         7.125     11/01/2013       11/24/2010 B        901,721
----------------------------------------------------------------------------------------------------------------------------
      495,000   NYC IDA
                (Special Needs Facilities Pooled Program)             5.950     07/01/2008       01/05/2008 B        505,073
----------------------------------------------------------------------------------------------------------------------------
    1,265,000   NYC IDA (Studio School)                               6.250     11/01/2018       11/01/2018        1,265,595
----------------------------------------------------------------------------------------------------------------------------
    5,855,000   NYC IDA (Terminal One Group Assoc.)                   5.500     01/01/2017       01/01/2016 A      6,388,742
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYC IDA (Terminal One Group Assoc.) 2                 5.500     01/01/2018       01/01/2016 A      5,436,300
----------------------------------------------------------------------------------------------------------------------------
   11,670,000   NYC IDA (Terminal One Group Assoc.)                   5.500     01/01/2019       01/01/2016 A     12,679,222
----------------------------------------------------------------------------------------------------------------------------
    2,500,000   NYC IDA (Terminal One Group Assoc.) 2                 5.500     01/01/2020       01/01/2016 A      2,720,100
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC IDA (Terminal One Group Assoc.) 2                 5.500     01/01/2021       01/01/2016 A      2,176,080
----------------------------------------------------------------------------------------------------------------------------
   22,500,000   NYC IDA (Terminal One Group Assoc.)                   5.500     01/01/2024       01/01/2016 A     24,376,050
----------------------------------------------------------------------------------------------------------------------------
    1,830,000   NYC IDA (The Child School)                            7.000     06/01/2013       12/06/2010 B      1,971,349
----------------------------------------------------------------------------------------------------------------------------
      180,000   NYC IDA (United Nations School)                       6.150     12/01/2007       12/01/2007          183,402
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYC IDA (Urban Resource Institute)                    5.250     03/01/2023       03/01/2013 A      1,073,930
----------------------------------------------------------------------------------------------------------------------------
    1,160,000   NYC IDA (Urban Resource Institute)                    6.500     11/01/2013       11/04/2010 B      1,204,463
----------------------------------------------------------------------------------------------------------------------------
      925,000   NYC IDA (Vaughn College Aeronautics)                  5.000     12/01/2016       11/01/2016          941,262
----------------------------------------------------------------------------------------------------------------------------
    3,225,000   NYC IDA (Vaughn College Aeronautics)                  5.000     12/01/2016       12/01/2016        3,281,696
----------------------------------------------------------------------------------------------------------------------------
    4,600,000   NYC IDA (Visy Paper)                                  7.800     01/01/2016       07/01/2007 A      4,658,834
----------------------------------------------------------------------------------------------------------------------------
      815,000   NYC IDA (Vocational Instruction)                      7.250     02/01/2013       04/21/2010 B        785,880
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYC IDA (World Casing Corp.)                          5.950     11/01/2007       11/01/2007           89,921
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (YMCA of Greater NY)                          5.250     08/01/2021       02/01/2011 A        519,040
----------------------------------------------------------------------------------------------------------------------------
    6,490,000   NYC IDA (YMCA of Greater NY)                          5.800     08/01/2016 1     01/01/2009 A      6,674,641
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYC IDA (Zeluck, Inc.)                                6.250     11/01/2011       11/01/2007 A        503,135
----------------------------------------------------------------------------------------------------------------------------
   16,350,000   NYC IDA Special Facilities
                (JFK International Airport)                           8.000     08/01/2012       08/01/2012       18,740,697
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYC Municipal Water Finance Authority                 4.875     06/15/2021       06/15/2008 A         20,463
----------------------------------------------------------------------------------------------------------------------------
      685,000   NYC Municipal Water Finance Authority                 5.000     06/15/2021       06/15/2007 A        696,083
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC Municipal Water Finance Authority                 5.000     06/15/2027       06/15/2008 A         35,844

                    39 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
  PRINCIPAL                                                                                       MATURITY*            VALUE
     AMOUNT                                                          COUPON       MATURITY      (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      65,000   NYC Municipal Water Finance Authority                 5.000%    06/15/2027       06/15/2008 A    $    66,610
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC Municipal Water Finance Authority                 5.000     06/15/2027       06/15/2008 A         51,239
----------------------------------------------------------------------------------------------------------------------------
      105,000   NYC Municipal Water Finance Authority                 5.000     06/15/2029       06/15/2009 A        108,616
----------------------------------------------------------------------------------------------------------------------------
   15,010,000   NYC Municipal Water Finance Authority                 5.000     06/15/2034       06/15/2013 A     15,700,310
----------------------------------------------------------------------------------------------------------------------------
       85,000   NYC Municipal Water Finance Authority                 5.125     06/15/2017 1     06/15/2007 A         86,435
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A        203,368
----------------------------------------------------------------------------------------------------------------------------
      225,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A        228,789
----------------------------------------------------------------------------------------------------------------------------
    3,085,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A      3,136,951
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A         55,926
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYC Municipal Water Finance Authority                 5.125     06/15/2021       06/15/2007 A        177,797
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC Municipal Water Finance Authority                 5.125     06/15/2022       06/15/2008 A         66,057
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC Municipal Water Finance Authority                 5.125     06/15/2030       06/15/2007 A         66,021
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC Municipal Water Finance Authority                 5.125     06/15/2030       06/15/2008 A         50,786
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC Municipal Water Finance Authority                 5.125     06/15/2031       06/15/2011 A      2,089,920
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC Municipal Water Finance Authority                 5.200     06/15/2013       06/15/2007 A         10,168
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYC Municipal Water Finance Authority                 5.250     06/15/2018       06/15/2007 A         35,606
----------------------------------------------------------------------------------------------------------------------------
      390,000   NYC Municipal Water Finance Authority                 5.375     06/15/2007       06/15/2007          390,550
----------------------------------------------------------------------------------------------------------------------------
      855,000   NYC Municipal Water Finance Authority                 5.750     06/15/2013 1     06/15/2007 A        891,808
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYC Municipal Water Finance Authority                 5.750     06/15/2013 1     06/15/2007 E         52,153
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYC Transitional Finance Authority                    5.000     05/01/2026 1     05/01/2008 A         66,529
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYC Transitional Finance Authority, Series E          5.000     02/01/2026       02/01/2013 A      2,098,800
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.250     07/01/2019       07/01/2009 A         10,487
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.600     04/01/2018       04/01/2007 A        203,008
----------------------------------------------------------------------------------------------------------------------------
    4,945,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.650     04/01/2022       04/01/2007 A      5,019,571
----------------------------------------------------------------------------------------------------------------------------
   15,250,000   NYC Trust for Cultural Resources
                (American Museum of Natural History)                  5.650     04/01/2027 1     04/01/2007 A     15,475,090
----------------------------------------------------------------------------------------------------------------------------
      750,000   NYC Trust for Cultural Resources
                (Museum of American Folk Art)                         6.000     07/01/2022 1     07/01/2010 A        809,610
----------------------------------------------------------------------------------------------------------------------------
    2,540,000   NYC Trust for Cultural Resources
                (Museum of American Folk Art)                         6.125     07/01/2030 1     07/01/2010 A      2,750,033
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYC Trust for Cultural Resources
                (Museum of Modern Art)                                5.125     07/01/2031       07/01/2012 A        264,408
----------------------------------------------------------------------------------------------------------------------------
      595,000   NYC Trust for Cultural Resources
                (Museum of Modern Art)                                5.500     01/01/2016       07/01/2007 A        607,757
----------------------------------------------------------------------------------------------------------------------------
    1,010,000   NYC Trust for Cultural Resources
                (Museum of Modern Art)                                5.500     01/01/2021       07/01/2007 A      1,031,735
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS DA (Albany Memorial Hospital)                     5.500     07/01/2010 1     07/01/2007 A        120,748
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Amsterdam Memorial Hospital)                  6.000     08/01/2016       02/01/2007 A         20,435
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Amsterdam Memorial Hospital)                  6.000     08/01/2025       02/01/2007 A         25,540

                    40 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      25,000   NYS DA (Audit & Control)                              5.500%    04/01/2023      04/01/2009 A    $     26,250
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYS DA (Augustana Lutheran Home)                      5.500     02/01/2041 1    02/01/2012 A         266,588
----------------------------------------------------------------------------------------------------------------------------
    4,625,000   NYS DA (Barnard College)                              5.250     07/01/2026      07/01/2007 A       4,705,013
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (Brookdale Hospital Medical Center)            5.200     02/15/2016      02/15/2010 A          15,422
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS DA (Brookdale Hospital)                           5.300     02/15/2017      02/15/2008 A          66,887
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (Brooklyn Hospital Center)                     5.100     02/01/2019      02/01/2009 A          62,131
----------------------------------------------------------------------------------------------------------------------------
    1,300,000   NYS DA (Canisius College)                             5.000     07/01/2022      07/01/2015 A       1,381,861
----------------------------------------------------------------------------------------------------------------------------
    1,120,000   NYS DA (Catskill Regional Medical Center)             5.250     02/15/2023      02/15/2015 A       1,217,496
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS DA (Champlain Valley Physicians)                  5.000     07/01/2017      07/01/2007 A          71,740
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   NYS DA (Chapel Oaks)                                  5.375     07/01/2017 1    07/01/2008 A       1,406,444
----------------------------------------------------------------------------------------------------------------------------
      960,000   NYS DA (City University)                              5.000     07/01/2017      07/01/2008 A         983,213
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA (City University)                              5.000     07/01/2026      07/01/2008 A          41,398
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (City University)                              5.250     07/01/2012      07/01/2008 A          61,841
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (City University)                              5.250     07/01/2025      07/01/2008 A         104,307
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Cooper Union for Advancement
                of Science & Art)                                     6.250     07/01/2029      07/01/2009 A          26,843
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Culinary Institute of America)                5.000     07/01/2022      07/01/2009 A          20,770
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Dept. of Education)                           5.650     07/01/2014      07/01/2007 A          10,300
----------------------------------------------------------------------------------------------------------------------------
      350,000   NYS DA (Dept. of Health)                              5.000     07/01/2021      07/01/2014 A         369,366
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Dept. of Health)                              5.000     07/01/2024      07/01/2008 A          10,212
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Dept. of Health)                              5.000     07/01/2028      07/01/2009 A          36,244
----------------------------------------------------------------------------------------------------------------------------
      880,000   NYS DA (Dept. of Health)                              5.250     07/01/2023      07/01/2014 A         949,238
----------------------------------------------------------------------------------------------------------------------------
    4,620,000   NYS DA (Dept. of Health)                              5.250     07/01/2024      07/01/2015 A       5,027,669
----------------------------------------------------------------------------------------------------------------------------
      820,000   NYS DA (Dept. of Health)                              5.500     07/01/2021      07/01/2007 A         842,394
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (Eger Health Care Center &
                Rehabilitation Center)                                5.100     02/01/2028      02/01/2010 A          51,558
----------------------------------------------------------------------------------------------------------------------------
    2,525,000   NYS DA (Ellis Hospital)                               5.050     08/15/2024      08/15/2014 A       2,663,547
----------------------------------------------------------------------------------------------------------------------------
      145,000   NYS DA (Ellis Hospital)                               5.500     08/01/2015      08/01/2007 A         145,135
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS DA (Ellis Hospital)                               5.600     08/01/2025      02/01/2007 A         136,500
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYS DA (Ellis Hospital)                               5.625     08/01/2035 1    08/01/2007 A         176,908
----------------------------------------------------------------------------------------------------------------------------
      125,000   NYS DA (Episcopal Health)                             5.900     08/01/2020 1    02/01/2007 A         125,189
----------------------------------------------------------------------------------------------------------------------------
      150,000   NYS DA (FNHC/KR/MMWNHC
                Obligated Group)                                      5.500     07/01/2010 1    07/01/2007 A         151,092
----------------------------------------------------------------------------------------------------------------------------
      460,000   NYS DA (FNHC/KR/MMWNHC
                Obligated Group)                                      5.750     07/01/2017      07/01/2007 A         464,034
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Fordham University)                           5.000     07/01/2028      07/01/2008 A          30,765
----------------------------------------------------------------------------------------------------------------------------
    3,835,000   NYS DA (Frances Schervier Home &
                Hospital Obligated Group)                             5.500     07/01/2017 1    07/01/2007 A       3,941,306
----------------------------------------------------------------------------------------------------------------------------
   10,055,000   NYS DA (Frances Schervier Home &
                Hospital Obligated Group)                             5.500     07/01/2027 1    07/01/2007 A      10,343,780
----------------------------------------------------------------------------------------------------------------------------
      240,000   NYS DA (Frances Schervier Home &
                Hospital Obligated Group)                             5.500     07/01/2027 1    07/01/2007 A         246,648

                    41 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      50,000   NYS DA (German Masonic Home)                          5.950%    08/01/2026 1    08/01/2008 A    $     51,080
----------------------------------------------------------------------------------------------------------------------------
      115,000   NYS DA (German Masonic Home)                          6.000     08/01/2036      02/01/2007 A         118,756
----------------------------------------------------------------------------------------------------------------------------
      470,000   NYS DA (Grace Manor Health Care Facility)             6.150     07/01/2018      07/01/2007 A         480,312
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (Hamilton College)                             5.125     07/01/2016      07/01/2009 A          15,659
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (Health Center/BFCC/USBFCC
                Obligated Group)                                      5.000     11/15/2019      11/15/2011 A       1,050,880
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (Hebrew Hospital
                Home of Westchester)                                  5.625     08/01/2016      08/01/2007 A          61,075
----------------------------------------------------------------------------------------------------------------------------
    2,010,000   NYS DA (Highland Community Devel. Corp.)              5.500     07/01/2023      07/16/2008 C       2,010,181
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYS DA (Hospital for Special Surgery)                 5.000     02/01/2018      02/01/2008 A          76,705
----------------------------------------------------------------------------------------------------------------------------
      140,000   NYS DA (Hospital for Special Surgery)                 5.000     02/01/2028      02/01/2008 A         142,979
----------------------------------------------------------------------------------------------------------------------------
   17,315,000   NYS DA (Hospital)                                     6.450     08/15/2024      08/15/2012 A      19,470,025
----------------------------------------------------------------------------------------------------------------------------
    2,255,000   NYS DA (Hunts Point Multi-Service Center)             5.625     07/01/2022      01/01/2008 A       2,341,164
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (Ideal Senior Living Center Hsg.)              5.900     08/01/2026      02/01/2007 A         101,154
----------------------------------------------------------------------------------------------------------------------------
    1,220,000   NYS DA (Ideal Senior Living Center Hsg.)              5.900     08/01/2026      02/01/2007 A       1,234,311
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (Interfaith Medical Center)                    5.300     02/15/2019      02/15/2008 A          51,432
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Interfaith Medical Center)                    5.400     02/15/2028      02/15/2008 A          20,645
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (John T. Mather Memorial Hospital)             5.250     07/01/2015      07/01/2007 A          35,740
----------------------------------------------------------------------------------------------------------------------------
      130,000   NYS DA (John T. Mather Memorial Hospital)             5.375     07/01/2019      07/01/2008 A         132,753
----------------------------------------------------------------------------------------------------------------------------
    1,585,000   NYS DA (John T. Mather Memorial Hospital)             5.750     07/01/2025      07/01/2007 A       1,619,188
----------------------------------------------------------------------------------------------------------------------------
    4,910,000   NYS DA (Kaleida Health)                               5.050     02/15/2025      02/15/2014 A       5,168,561
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA ( L.I. Jewish Medical Center)                  5.000     07/01/2018      07/01/2008 A          51,157
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYS DA ( L.I. Jewish Medical Center)                  5.000     07/01/2025      07/01/2008 A         179,828
----------------------------------------------------------------------------------------------------------------------------
      965,000   NYS DA ( L.I. University)                             5.125     09/01/2010      09/01/2009 E       1,010,480
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS DA ( L.I. University)                             5.125     09/01/2010      09/01/2009 E          58,240
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYS DA (Lakeside Home)                                6.000     02/01/2037      02/01/2007 A         255,440
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Le Moyne College)                             5.000     07/01/2009      07/01/2007 A          10,011
----------------------------------------------------------------------------------------------------------------------------
      725,000   NYS DA (Le Moyne College)                             5.000     07/01/2018      07/01/2007 A         725,783
----------------------------------------------------------------------------------------------------------------------------
    1,100,000   NYS DA (Leake & Watts Services)                       5.000     07/01/2023      07/01/2014 A       1,160,863
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Lenox Hill Hospital
                Obligated Group)                                      5.750     07/01/2016      07/01/2012 A          10,626
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS DA (Lenox Hill Hospital
                Obligated Group)                                      5.750     07/01/2017      07/01/2012 A       2,120,660
----------------------------------------------------------------------------------------------------------------------------
      475,000   NYS DA (Long Beach Medical Center)                    5.550     08/01/2015      02/01/2007 A         484,723
----------------------------------------------------------------------------------------------------------------------------
      600,000   NYS DA (Long Beach Medical Center)                    5.625     08/01/2022      02/01/2007 A         609,732
----------------------------------------------------------------------------------------------------------------------------
    2,200,000   NYS DA (Maimonides Medical Center)                    5.750     08/01/2024      02/01/2007 A       2,247,586
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (March of Dimes)                               5.600     07/01/2012      07/01/2007 A          15,024
----------------------------------------------------------------------------------------------------------------------------
      615,000   NYS DA (Master BOCES Program)                         5.250     08/15/2023      08/15/2013 A         664,913
----------------------------------------------------------------------------------------------------------------------------
      175,000   NYS DA (Menorah Campus)                               6.100     02/01/2037      02/01/2007 A         178,815
----------------------------------------------------------------------------------------------------------------------------
      445,000   NYS DA (Mental Health Services Facilities)            5.000     02/15/2023      08/15/2008 A         457,874
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS DA (Mental Health Services Facilities)            5.000     02/15/2025      02/15/2015 A       2,123,980

                    42 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     220,000   NYS DA (Mental Health Services Facilities)            5.000%    02/15/2029      02/15/2009 A    $    225,799
----------------------------------------------------------------------------------------------------------------------------
      535,000   NYS DA (Mental Health Services Facilities)            5.250     02/15/2018      02/15/2007 A         546,684
----------------------------------------------------------------------------------------------------------------------------
      225,000   NYS DA (Mental Health Services Facilities)            5.250     02/15/2023      02/15/2014 A         241,922
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Mental Health Services Facilities)            5.375     02/15/2026      02/15/2007 A          30,459
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Mental Health Services Facilities)            5.500     08/15/2017      02/15/2007 A          25,547
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA (Mental Health Services Facilities)            5.625     02/15/2021      02/15/2007 A          40,895
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS DA (Mental Health Services Facilities)            5.625     02/15/2021      02/15/2007 A          66,431
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYS DA (Mental Health Services Facilities)            5.750     08/15/2011      02/15/2007 E         460,008
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS DA (Mental Health Services Facilities)            5.750     08/15/2012      02/15/2007 A         122,677
----------------------------------------------------------------------------------------------------------------------------
       95,000   NYS DA (Mental Health Services Facilities)            5.750     02/15/2027      02/15/2007 A          97,142
----------------------------------------------------------------------------------------------------------------------------
      285,000   NYS DA (Mental Health)                                5.250     08/15/2024      08/15/2009 A         298,321
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Mental Health)                                5.750     08/15/2012      02/15/2007 A          20,446
----------------------------------------------------------------------------------------------------------------------------
      800,000   NYS DA (Millard Fillmore Hospital)                    5.375     02/01/2017      02/01/2007 A         824,968
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS DA (Millard Fillmore Hospital)                    5.375     02/01/2032      02/01/2007 A          72,185
----------------------------------------------------------------------------------------------------------------------------
    5,360,000   NYS DA (Miriam Osborn Memorial
                Home Assoc.)                                          6.875     07/01/2019 1    07/01/2010 A       5,933,145
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (Montefiore Medical Center)                    5.000     02/01/2022      02/01/2015 A       1,061,750
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYS DA (Montefiore Medical Center)                    5.000     08/01/2023      02/01/2015 A       5,312,250
----------------------------------------------------------------------------------------------------------------------------
    4,500,000   NYS DA (Montefiore Medical Center)                    5.000     02/01/2028      02/01/2015 A       4,755,645
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Montefiore Medical Center)                    5.250     08/01/2019      08/01/2010 A          31,330
----------------------------------------------------------------------------------------------------------------------------
      350,000   NYS DA (Montefiore Medical Center)                    5.500     08/01/2038      08/01/2009 A         367,791
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYS DA (Mount Sinai School of Medicine)               5.000     07/01/2015      07/01/2007 A          75,066
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS DA (Mount Sinai School of Medicine)               5.000     07/01/2016      07/01/2007 A          70,228
----------------------------------------------------------------------------------------------------------------------------
    1,025,000   NYS DA (Mount Sinai School of Medicine)               5.000     07/01/2021      07/01/2007 A       1,026,005
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA ( MSH/NYU Hospital
                Center/HJDOI Obligated Group)                         6.000     07/01/2013      07/01/2010 A          42,589
----------------------------------------------------------------------------------------------------------------------------
   11,540,000   NYS DA (MSH/NYU Hospital Center/HJDOI
                Obligated Group) 7                                    6.500     07/01/2015      07/01/2010        12,447,679
----------------------------------------------------------------------------------------------------------------------------
   11,330,000   NSY DA (MSH/NYU Hospital Center/HJDOI
                Obligated Group) 7                                    6.500     07/01/2016      07/01/2010        12,224,957
----------------------------------------------------------------------------------------------------------------------------
    1,750,000   NYS DA (Mt. Sinai/NYU Health)                         5.500     07/01/2026      07/01/2008 A       1,786,575
----------------------------------------------------------------------------------------------------------------------------
      295,000   NYS DA (Mt. Sinai/NYU Health)                         6.000     07/01/2010      07/01/2010           312,783
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYS DA (Mt. Sinai/NYU Health)                         6.100     07/01/2012      07/01/2010 A         213,996
----------------------------------------------------------------------------------------------------------------------------
    1,575,000   NYS DA (Mt. Sinai/NYU Health)                         6.500     07/01/2017      07/01/2010 A       1,728,500
----------------------------------------------------------------------------------------------------------------------------
    4,925,000   NYS DA (Mt. Sinai/NYU Health)                         6.500     07/01/2017      07/01/2010 A       5,308,214
----------------------------------------------------------------------------------------------------------------------------
      645,000   NYS DA (Mt. Sinai/NYU Health)                         6.750     07/01/2020      07/01/2010 A         699,612
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Municipal Health Facilities)                  5.000     01/15/2023      01/15/2009 A          25,836
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Municipal Health Facilities)                  5.500     05/15/2016      05/15/2007 A          20,427
----------------------------------------------------------------------------------------------------------------------------
      320,000   NYS DA (Municipal Health Facilities)                  5.500     05/15/2024      05/15/2007 A         326,864
----------------------------------------------------------------------------------------------------------------------------
    5,700,000   NYS DA (New York Medical College)                     4.750     07/01/2027      07/01/2008 A       5,809,668
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (New York Medical College)                     5.000     07/01/2021      07/01/2008 A         102,900

                    43 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      10,000   NYS DA (Niagara Lutheran Devel.)                      5.450%    08/01/2017      08/01/2007 A    $     10,302
----------------------------------------------------------------------------------------------------------------------------
    4,200,000   NYS DA (North General Hospital)                       5.750     02/15/2019      02/15/2013 A       4,628,106
----------------------------------------------------------------------------------------------------------------------------
    3,750,000   NYS DA (North General Hospital)                       5.750     02/15/2020      02/15/2013 A       4,132,238
----------------------------------------------------------------------------------------------------------------------------
       60,000   NYS DA (North Shore University Hospital)              5.000     11/01/2023      11/01/2008 A          61,878
----------------------------------------------------------------------------------------------------------------------------
   19,000,000   NYS DA (North Shore University Hospital)              5.200     11/01/2017      11/01/2008 A      19,672,220
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS DA (Northeast Parent & Child)                     5.500     07/01/2018      07/01/2009 A          42,146
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (NY & Presbyterian Hospital)                   5.000     02/01/2019      02/01/2008 A          10,227
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (NY Downtown Hospital)                         5.300     02/15/2020      02/15/2008 A          30,862
----------------------------------------------------------------------------------------------------------------------------
    1,385,000   NYS DA (NY Hospital Medical Center)                   5.550     08/15/2029 1    08/15/2009 A       1,456,660
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (NY Methodist Hospital)                        5.250     07/01/2024      07/01/2014 A       1,058,750
----------------------------------------------------------------------------------------------------------------------------
    2,325,000   NYS DA (Nyack Hospital)                               6.250     07/01/2013      01/25/2007 B       2,375,406
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Our Lady of Consolation
                Geriatric Care Center)                                5.900     08/01/2020      02/01/2007 A          35,405
----------------------------------------------------------------------------------------------------------------------------
      270,000   NYS DA (Our Lady of Consolation
                Geriatric Care Center)                                6.050     08/01/2035      02/01/2007 A         273,140
----------------------------------------------------------------------------------------------------------------------------
    2,500,000   NYS DA (Ozanam Hall of Queens
                Nursing Home)                                         5.000     11/01/2021      11/01/2016 A       2,642,125
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS DA (Park Ridge Hsg.)                              6.375     08/01/2020 1    08/01/2010 A       2,148,200
----------------------------------------------------------------------------------------------------------------------------
    1,595,000   NYS DA (Park Ridge Hsg.)                              6.500     08/01/2025 1    08/01/2010 A       1,709,043
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (Pratt Institute)                              6.000     07/01/2024      07/01/2010 A         106,832
----------------------------------------------------------------------------------------------------------------------------
    3,680,000   NYS DA (Providence Rest)                              5.000     07/01/2021      07/01/2015 A       3,857,854
----------------------------------------------------------------------------------------------------------------------------
    1,250,000   NYS DA (Providence Rest)                              5.125     07/01/2030      07/01/2015 A       1,314,175
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS DA (Resurrection Rest Home
                Castleton on Hudson)                                  6.050     08/01/2035 1    02/01/2007 A         121,396
----------------------------------------------------------------------------------------------------------------------------
    8,730,000   NYS DA (Rochester General Hospital)                   5.000     12/01/2025      12/01/2015 A       9,215,039
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (Rochester Institute of Technology)            5.250     07/01/2025      07/01/2012 A          53,392
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Rockefeller University)                       5.000     07/01/2028      07/01/2008 A          20,510
----------------------------------------------------------------------------------------------------------------------------
    5,100,000   NYS DA (Ryan-Clinton Community
                Health Center)                                        6.100     07/01/2019 1    01/01/2010 A       5,469,852
----------------------------------------------------------------------------------------------------------------------------
    5,000,000   NYS DA (School District Financing)                    5.750     10/01/2022 1    10/01/2012 A       5,523,950
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (SCSMC/SV/CHSLI
                Obligated Group)                                      5.750     07/01/2020      07/01/2010 A          15,788
----------------------------------------------------------------------------------------------------------------------------
   15,000,000   NYS DA (SCSMC/SV/CHSLI
                Obligated Group)                                      6.500     07/01/2020 1    07/01/2010 A      16,256,100
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS DA (Service Contract)                             5.250     07/01/2019      07/01/2007 A          25,532
----------------------------------------------------------------------------------------------------------------------------
   15,480,000   NYS DA (SFH/GSHMC/MMC/SCHRC
                Obligated Group)                                      5.000     07/01/2021      07/01/2014 A      16,068,240
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Skidmore College)                             5.000     07/01/2028      07/01/2008 A          35,893
----------------------------------------------------------------------------------------------------------------------------
      200,000   NYS DA (Southside Hospital)                           5.000     02/15/2018      02/15/2008 A         205,008
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS DA (Special Act School Districts)                 5.625     07/01/2009      07/01/2007 A          65,644
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (Special Act School Districts)                 5.700     07/01/2010      07/01/2007 A          30,302
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Special Act School Districts)                 5.750     07/01/2011      07/01/2007 A          10,103

                    44 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     320,000   NYS DA (Special Act School Districts)                 5.875%    07/01/2013      07/01/2007 A    $    323,469
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS DA (Special Act School Districts)                 6.000     07/01/2016      07/01/2007 A          15,176
----------------------------------------------------------------------------------------------------------------------------
      460,000   NYS DA (Special Act School Districts)                 6.000     07/01/2019      07/01/2007 A         465,502
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (St. Barnabas Hospital)                        5.450     08/01/2035      08/01/2007 A         101,982
----------------------------------------------------------------------------------------------------------------------------
       75,000   NYS DA (St. Charles Hospital and
                Rehabilitation Center)                                5.500     07/01/2022      07/01/2009 A          78,923
----------------------------------------------------------------------------------------------------------------------------
      345,000   NYS DA (St. Charles Hospital and
                Rehabilitation Center/Catholic Health
                Services of Long Island Obligated Group)              5.800     07/01/2015      07/01/2009 A         364,534
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS DA (St. Clare's Hospital)                         5.300     02/15/2019      02/15/2008 A          30,950
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS DA (St. Francis Hospital)                         5.500     07/01/2029      07/01/2009 A         105,083
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (St. John's Health Care Corp.)                 6.250     02/01/2036      02/01/2007 A          35,849
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (St. John's University)                        5.250     07/01/2018      07/01/2008 A          20,661
----------------------------------------------------------------------------------------------------------------------------
      970,000   NYS DA (St. John's University)                        5.250     07/01/2025      07/01/2008 A       1,000,419
----------------------------------------------------------------------------------------------------------------------------
    2,880,000   NYS DA (St. John's University)                        5.600     07/01/2016      07/01/2007 A       2,941,978
----------------------------------------------------------------------------------------------------------------------------
    5,040,000   NYS DA (St. Joseph's Hospital Health Center)          5.250     07/01/2018 1    07/01/2007 A       5,178,852
----------------------------------------------------------------------------------------------------------------------------
    2,005,000   NYS DA (St. Vincent DePaul Residence)                 5.300     07/01/2018 1    07/01/2009 A       2,079,706
----------------------------------------------------------------------------------------------------------------------------
       80,000   NYS DA (State University Athletic Facilities)         5.250     07/01/2018      07/01/2008 A          82,646
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS DA (State University
                Educational Facilities)                               3.149 8   05/15/2007      05/15/2007            49,325
----------------------------------------------------------------------------------------------------------------------------
    3,000,000   NYS DA (State University
                Educational Facilities)                               5.125     05/15/2021      05/01/2008 A       3,091,860
----------------------------------------------------------------------------------------------------------------------------
    3,660,000   NYS DA (State University
                Educational Facilities)                               5.125     05/15/2021      05/15/2008 A       3,792,309
----------------------------------------------------------------------------------------------------------------------------
      375,000   NYS DA (State University
                Educational Facilities)                               5.125     05/15/2021      05/15/2008 A         383,831
----------------------------------------------------------------------------------------------------------------------------
    9,700,000   NYS DA (State University
                Educational Facilities)                               5.375     05/15/2011      05/15/2008 A       9,999,439
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS DA (Staten Island University Hospital)            5.000     07/01/2017      07/01/2008 A          10,248
----------------------------------------------------------------------------------------------------------------------------
      345,000   NYS DA (Suffern Free Library Assoc.)                  5.000     07/01/2020      07/01/2008 A         358,272
----------------------------------------------------------------------------------------------------------------------------
    3,605,000   NYS DA (Teresian House)                               5.250     07/01/2017      07/01/2007 A       3,698,730
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS DA (The Highlands Living)                         6.600     02/01/2034      02/01/2007 A           5,037
----------------------------------------------------------------------------------------------------------------------------
    3,460,000   NYS DA (The Rosalind & Joseph Gurwin
                Jewish Geriatric Center of Long Island)               5.400     02/01/2015      02/01/2007 A       3,541,241
----------------------------------------------------------------------------------------------------------------------------
      170,000   NYS DA (The Rosalind & Joseph Gurwin
                Jewish Geriatric Center of Long Island)               5.700     02/01/2037      02/01/2007 A         173,682
----------------------------------------------------------------------------------------------------------------------------
    2,140,000   NYS DA (United Cerebral Palsy Assoc. of
                Nassau County)                                        5.500     07/01/2024      02/01/2007 A       2,186,010
----------------------------------------------------------------------------------------------------------------------------
    1,250,000   NYS DA (United Cerebral Palsy
                Assoc. of NYC)                                        5.750     07/01/2018 1    07/01/2012 A       1,386,463
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (United Health Services)                       5.500     08/01/2017      02/01/2010 A          20,358
----------------------------------------------------------------------------------------------------------------------------
      265,000   NYS DA (University of Rochester)                      5.000     07/01/2027      07/01/2008 A         271,760
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS DA (Upstate Community Colleges)                   5.000     07/01/2028      07/01/2009 A          20,608

                    45 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,905,000   NYS DA (Upstate Community Colleges)                   5.125%    07/01/2021      07/01/2014 A    $  2,024,367
----------------------------------------------------------------------------------------------------------------------------
    1,165,000   NYS DA (Upstate Community Colleges)                   5.125     07/01/2022      07/01/2014 A       1,235,681
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (Upstate Community Colleges)                   5.875     07/01/2016 1    07/01/2007 A          36,087
----------------------------------------------------------------------------------------------------------------------------
      245,000   NYS DA (Vassar College)                               5.000     07/01/2025      07/01/2007 A         248,151
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS DA (W.K. Nursing Home)                            6.050     02/01/2026      02/01/2007 A          35,725
----------------------------------------------------------------------------------------------------------------------------
    2,445,000   NYS DA (W.K. Nursing Home)                            6.125     02/01/2036      08/01/2007 A       2,493,533
----------------------------------------------------------------------------------------------------------------------------
      645,000   NYS DA (Wesley Gardens)                               6.125     08/01/2035      02/01/2007 A         658,971
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYS DA (Willow Towers)                                5.250     02/01/2022      08/01/2012 A         535,405
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS DA (Wyckoff Heights Medical Center)               5.200     02/15/2014      02/15/2008 A       1,029,690
----------------------------------------------------------------------------------------------------------------------------
    1,020,000   NYS DA (Wyckoff Heights Medical Center)               5.300     08/15/2021      02/15/2008 A       1,053,456
----------------------------------------------------------------------------------------------------------------------------
  101,000,000   NYS DA (St. Lukes Roosevelt Hospital) 7               4.800     08/15/2025      08/15/2015       104,477,935
----------------------------------------------------------------------------------------------------------------------------
   11,365,000   NYS DA (State University
                Dormitory Facilities) 7                               4.125     07/01/2016      07/01/2015        11,585,611
----------------------------------------------------------------------------------------------------------------------------
    2,230,000   NYS DA Service Contract (CCFDP)                       5.375     04/01/2020      04/01/2012 A       2,372,274
----------------------------------------------------------------------------------------------------------------------------
    2,350,000   NYS DA Service Contract (CCFDP)                       5.375     04/01/2021      04/01/2012 A       2,498,779
----------------------------------------------------------------------------------------------------------------------------
      140,000   NYS DA, Series B                                      5.500     08/15/2017      02/15/2007 A         143,111
----------------------------------------------------------------------------------------------------------------------------
      275,000   NYS DA, Series B                                      5.625     02/15/2021      02/15/2007 A         281,160
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS EFC                                               5.600     09/15/2013      03/15/2007 A          15,024
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS EFC 2                                             5.650     02/15/2017      08/15/2007 A       1,032,800
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS EFC (Clean Water & Drinking
                Revolving Funds)                                      5.000     06/15/2019      06/15/2008 A          15,433
----------------------------------------------------------------------------------------------------------------------------
    3,195,000   NYS EFC (Clean Water & Drinking
                Revolving Funds)                                      5.000     06/15/2019      06/15/2008 A       3,289,540
----------------------------------------------------------------------------------------------------------------------------
      735,000   NYS EFC ( L.I. Water Corp.) 4                         5.250     08/01/2027      02/01/2007 A         735,691
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS EFC (NYC Municipal Water
                Finance Authority)                                    5.875     06/15/2014      06/15/2007 A          20,708
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS EFC (NYS Water Services)                          5.700     07/15/2012      07/15/2007 A          25,290
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS EFC (NYS Water Services)                          6.500     03/15/2007      03/15/2007           135,316
----------------------------------------------------------------------------------------------------------------------------
    2,015,000   NYS EFC (NYS Water Services)                          6.875     06/15/2010 1    06/15/2007 A       2,033,780
----------------------------------------------------------------------------------------------------------------------------
    1,705,000   NYS EFC (NYS Water Services)                          6.875     06/15/2014 1    06/15/2007 A       1,709,399
----------------------------------------------------------------------------------------------------------------------------
      640,000   NYS EFC (NYS Water Services)                          7.250     06/15/2010 1    06/15/2007 A         641,869
----------------------------------------------------------------------------------------------------------------------------
      930,000   NYS EFC (NYS Water Services)                          7.500     06/15/2012 1    06/15/2007 A         953,827
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS EFC (NYS Water Services)                          7.500     06/15/2012 1    06/15/2007 A          25,398
----------------------------------------------------------------------------------------------------------------------------
    1,425,000   NYS EFC (Personal Income Tax) 2                       5.250     01/01/2022      01/01/2013 A       1,531,063
----------------------------------------------------------------------------------------------------------------------------
    7,300,000   NYS EFC (Pilgrim State Sewage Treatment)              6.300     03/15/2016      03/15/2007 A       7,333,580
----------------------------------------------------------------------------------------------------------------------------
      500,000   NYS EFC (Pollution Control)                           5.550     08/15/2014      08/15/2007 A         516,745
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYS EFC (Riverbank State Park)                        5.125     04/01/2022      04/01/2007 A          90,323
----------------------------------------------------------------------------------------------------------------------------
      120,000   NYS EFC (Riverbank State Park)                        5.500     04/01/2016      04/01/2007 A         122,938
----------------------------------------------------------------------------------------------------------------------------
      560,000   NYS EFC (Spring Valley Water Company)                 5.650     11/01/2023      05/01/2007 A         564,514
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   NYS EFC (Spring Valley Water Company)                 6.300     08/01/2024      02/01/2007 A       2,009,200
----------------------------------------------------------------------------------------------------------------------------
    1,260,000   NYS EFC (State Water Revolving Fund)                  5.800     01/15/2014      07/15/2007 A       1,274,729
----------------------------------------------------------------------------------------------------------------------------
    4,250,000   NYS EFC (Waste Management) 2                          4.450     07/01/2017      07/01/2009 C       4,280,048

                    46 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  13,000,000   NYS ERDA (Brooklyn Union Gas Company)                 4.700%    02/01/2024      02/01/2016 A    $ 13,329,290
----------------------------------------------------------------------------------------------------------------------------
    9,950,000   NYS ERDA (Brooklyn Union Gas Company)                 5.500     01/01/2021      01/01/2008 A      10,064,226
----------------------------------------------------------------------------------------------------------------------------
  132,585,000   NYS ERDA (Con Ed)                                     4.700     06/01/2036      04/03/2007 A     132,642,012
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS ERDA (Corning Natural Gas)                        8.250     12/01/2018      06/01/2007 A          71,253
----------------------------------------------------------------------------------------------------------------------------
    1,005,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       1,006,206
----------------------------------------------------------------------------------------------------------------------------
    4,465,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       4,482,681
----------------------------------------------------------------------------------------------------------------------------
    4,230,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       4,230,381
----------------------------------------------------------------------------------------------------------------------------
    8,725,000   NYS ERDA (LILCO)                                      5.150     03/01/2016      03/01/2007 A       8,725,785
----------------------------------------------------------------------------------------------------------------------------
    2,130,000   NYS ERDA (NIMO), Series A                             5.150     11/01/2025      11/01/2008 A       2,220,717
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS GO                                                5.000     09/15/2017      09/15/2008 A           5,161
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS GO                                                5.250     11/15/2021      05/15/2007 A           5,068
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS GO                                                5.300     07/15/2015      07/15/2007 A           5,056
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS GO                                                5.300     07/15/2017      07/15/2007 A          10,114
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS GO                                                5.500     07/15/2024      07/15/2007 A          20,230
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS GO                                                6.600     12/01/2014      06/01/2007 A          40,484
----------------------------------------------------------------------------------------------------------------------------
    1,625,000   NYS HFA (Economic Devel. & Hsg.)                      5.250     03/15/2016      03/15/2013 A       1,769,641
----------------------------------------------------------------------------------------------------------------------------
      850,000   NYS HFA (Golden Age Apartments)                       5.000     02/15/2037      02/15/2016 A         866,490
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Hospital & Nursing Home)                     5.500     11/01/2012      05/01/2007 E           5,453
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS HFA (Hospital & Nursing Home)                     5.875     11/01/2010      05/01/2007 E          16,043
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Hospital & Nursing Home)                     5.900     11/01/2010      05/01/2007 E           5,380
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS HFA (Hospital & Nursing Home)                     6.000     11/01/2013      02/01/2008 A          11,265
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS HFA (Hospital & Nursing Home)                     6.000     11/01/2014      05/01/2007 E          40,112
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Hospital & Nursing Home)                     6.875     11/01/2009      05/01/2007 E           5,410
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS HFA (Loewn Devel. of Wappingers Falls)            5.250     08/15/2019      02/15/2009 A          25,636
----------------------------------------------------------------------------------------------------------------------------
       70,000   NYS HFA (Meadow Manor)                                7.750     11/01/2019 1    05/01/2007 A          70,201
----------------------------------------------------------------------------------------------------------------------------
      345,000   NYS HFA (Multifamily Hsg.)                            5.300     08/15/2022      08/15/2012 A         359,283
----------------------------------------------------------------------------------------------------------------------------
      525,000   NYS HFA (Multifamily Hsg.)                            5.850     08/15/2013 1    02/15/2007 A         533,437
----------------------------------------------------------------------------------------------------------------------------
       85,000   NYS HFA (Multifamily Hsg.)                            5.950     08/15/2024 1    02/15/2007 A          85,639
----------------------------------------------------------------------------------------------------------------------------
      185,000   NYS HFA (Multifamily Hsg.)                            6.000     08/15/2027 1    02/15/2008 A         192,074
----------------------------------------------------------------------------------------------------------------------------
       65,000   NYS HFA (Multifamily Hsg.)                            6.050     08/15/2032      02/15/2007 A          66,390
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS HFA (Multifamily Hsg.)                            6.100     08/15/2016 1    08/15/2008 A       1,019,380
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS HFA (Multifamily Hsg.)                            6.100     08/15/2028      02/15/2007 A          51,054
----------------------------------------------------------------------------------------------------------------------------
      465,000   NYS HFA (Multifamily Hsg.)                            6.100     11/15/2036      05/15/2007 A         479,573
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS HFA (Multifamily Hsg.)                            6.200     08/15/2012 1    02/15/2007 A          20,028
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2014 1    02/15/2007 A           5,008
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2014      02/15/2007 A          15,024
----------------------------------------------------------------------------------------------------------------------------
      250,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2023 1    02/15/2007 A         254,955
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2023      02/15/2007 A          30,041
----------------------------------------------------------------------------------------------------------------------------
      330,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2025      02/15/2007 A         341,494
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS HFA (Multifamily Hsg.)                            6.250     08/15/2027 1    02/15/2007 A         137,850
----------------------------------------------------------------------------------------------------------------------------
      280,000   NYS HFA (Multifamily Hsg.)                            6.350     08/15/2023 1    02/15/2007 A         282,951

                    47 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     130,000   NYS HFA (Multifamily Hsg.)                            6.450%    08/15/2014 1    02/15/2007 A    $    132,986
----------------------------------------------------------------------------------------------------------------------------
      135,000   NYS HFA (Multifamily Hsg.)                            6.500     08/15/2024 1    02/15/2007 A         138,042
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Multifamily Hsg.)                            6.500     08/15/2024      02/15/2007 A           5,008
----------------------------------------------------------------------------------------------------------------------------
      455,000   NYS HFA (Multifamily Hsg.)                            6.625     08/15/2012      02/15/2007 A         455,655
----------------------------------------------------------------------------------------------------------------------------
    1,365,000   NYS HFA (Multifamily Hsg.)                            6.700     08/15/2025 1    02/15/2007 A       1,367,034
----------------------------------------------------------------------------------------------------------------------------
      450,000   NYS HFA (Multifamily Hsg.)                            6.750     11/15/2036      05/15/2007 A         456,422
----------------------------------------------------------------------------------------------------------------------------
      230,000   NYS HFA (Multifamily Hsg.)                            6.850     11/01/2019 1    05/01/2007 A         235,840
----------------------------------------------------------------------------------------------------------------------------
      105,000   NYS HFA (Multifamily Hsg.)                            6.900     08/15/2007 1    02/15/2007 A         105,198
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS HFA (Multifamily Hsg.)                            6.950     08/15/2012 1    02/15/2007 A          30,456
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS HFA (Multifamily Hsg.)                            7.000     08/15/2012      02/15/2007 A         101,239
----------------------------------------------------------------------------------------------------------------------------
      130,000   NYS HFA (Multifamily Hsg.)                            7.000     08/15/2022      02/15/2007 A         131,611
----------------------------------------------------------------------------------------------------------------------------
    1,350,000   NYS HFA (Multifamily Hsg.)                            7.050     08/15/2024 1    02/15/2007 A       1,365,323
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2007      05/01/2007 A          15,214
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2008      05/01/2007 A          30,467
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2009      05/01/2007 A           5,078
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2011      05/01/2007 A          50,779
----------------------------------------------------------------------------------------------------------------------------
       40,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2012      05/01/2007 A          40,313
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS HFA (Nonprofit Hsg.)                              6.200     11/01/2013      05/01/2007 A          25,389
----------------------------------------------------------------------------------------------------------------------------
        6,000   NYS HFA (Nonprofit Hsg.)                              6.600     11/01/2009      05/01/2007 A           6,140
----------------------------------------------------------------------------------------------------------------------------
        9,000   NYS HFA (Nonprofit Hsg.)                              6.875     11/01/2010      05/01/2007 A           9,230
----------------------------------------------------------------------------------------------------------------------------
      405,000   NYS HFA (Nonprofit Hsg.)                              8.400     11/01/2007      05/01/2007 A         411,152
----------------------------------------------------------------------------------------------------------------------------
      445,000   NYS HFA (Nonprofit Hsg.)                              8.400     11/01/2008      05/01/2007 A         451,760
----------------------------------------------------------------------------------------------------------------------------
    1,435,000   NYS HFA (NYC Health Facilities) 2                     6.000     05/01/2007      05/01/2007         1,445,662
----------------------------------------------------------------------------------------------------------------------------
    4,275,000   NYS HFA (NYC Health Facilities)                       6.000     05/01/2008      05/01/2007 A       4,346,564
----------------------------------------------------------------------------------------------------------------------------
    2,400,000   NYS HFA (Phillips Village)                            7.750     08/15/2017      02/15/2007 A       2,445,264
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS HFA (Service Contract)                            5.375     03/15/2023      03/15/2007 A          55,074
----------------------------------------------------------------------------------------------------------------------------
      190,000   NYS HFA (Service Contract)                            5.500     09/15/2018      03/15/2008 A         196,084
----------------------------------------------------------------------------------------------------------------------------
    1,860,000   NYS HFA (Service Contract)                            5.500     09/15/2022 1    03/15/2008 A       1,917,195
----------------------------------------------------------------------------------------------------------------------------
      560,000   NYS HFA (Service Contract)                            6.000     03/15/2026      03/15/2007 A         572,180
----------------------------------------------------------------------------------------------------------------------------
    1,910,000   NYS HFA (Simeon Dewitt)                               8.000     11/01/2018 1    05/01/2007 A       1,933,684
----------------------------------------------------------------------------------------------------------------------------
      400,000   NYS HFA (Tiffany Gardens)                             4.500     08/15/2015      03/01/2012 B         402,340
----------------------------------------------------------------------------------------------------------------------------
      275,000   NYS HFA (Wyndham Lawn
                Home for Children)                                    5.900     08/15/2017      02/15/2007 A         285,524
----------------------------------------------------------------------------------------------------------------------------
       90,000   NYS HFA, Series A                                     5.800     11/01/2009      05/01/2007 A          90,994
----------------------------------------------------------------------------------------------------------------------------
      130,000   NYS HFA, Series A                                     5.875     11/01/2010      05/01/2007 A         132,805
----------------------------------------------------------------------------------------------------------------------------
   11,905,000   NYS HFA, Series A                                     6.100     11/01/2015 1    05/01/2007 A      12,164,053
----------------------------------------------------------------------------------------------------------------------------
    6,380,000   NYS HFA, Series A                                     6.125     11/01/2020 1    05/01/2007 A       6,519,850
----------------------------------------------------------------------------------------------------------------------------
    3,650,000   NYS HFA, Series C                                     5.500     09/15/2018      03/15/2008 A       3,765,121
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS LGAC                                              4.875     04/01/2020      04/01/2008 A          56,277
----------------------------------------------------------------------------------------------------------------------------
       35,000   NYS LGAC                                              5.000     04/01/2021      04/01/2008 A          35,905
----------------------------------------------------------------------------------------------------------------------------
       80,000   NYS LGAC                                              5.375     04/01/2016      04/01/2007 A          81,145

                    48 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     130,000   NYS LGAC                                              5.375%    04/01/2019      04/01/2007 A    $    131,876
----------------------------------------------------------------------------------------------------------------------------
   11,415,000   NYS LGAC                                              5.400     04/01/2015      04/01/2007 A      11,577,892
----------------------------------------------------------------------------------------------------------------------------
      240,000   NYS LGSC (SCSB) 3                                     6.375     12/15/2009      12/22/2008 B         247,423
----------------------------------------------------------------------------------------------------------------------------
      150,000   NYS Local Government Assistance Corp.                 5.375     04/01/2019      04/01/2007 A         152,165
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS Medcare (FHA Insured Mtg.)                        6.150     02/15/2035      02/15/2007 A          50,156
----------------------------------------------------------------------------------------------------------------------------
      635,000   NYS Medcare (Healthcare)                              6.350     11/01/2014 1    05/01/2007 A         641,579
----------------------------------------------------------------------------------------------------------------------------
      215,000   NYS Medcare (Hospital & Nursing Home)                 5.400     08/15/2033 1    02/15/2007 A         216,793
----------------------------------------------------------------------------------------------------------------------------
       10,000   NYS Medcare (Hospital & Nursing Home)                 6.100     08/15/2015      02/15/2007 A          10,217
----------------------------------------------------------------------------------------------------------------------------
      720,000   NYS Medcare (Hospital & Nursing Home)                 6.125     02/15/2015      02/15/2007 A         721,930
----------------------------------------------------------------------------------------------------------------------------
      870,000   NYS Medcare (Hospital & Nursing Home)                 6.200     08/15/2013      02/15/2007 A         871,523
----------------------------------------------------------------------------------------------------------------------------
       95,000   NYS Medcare (Hospital & Nursing Home)                 6.200     08/15/2022      02/15/2007 A          95,695
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS Medcare (Hospital & Nursing Home)                 6.200     08/15/2022      02/15/2007 A          15,032
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   NYS Medcare (Hospital & Nursing Home)                 6.300     08/15/2023      02/15/2007 A       1,202,304
----------------------------------------------------------------------------------------------------------------------------
      310,000   NYS Medcare (Hospital & Nursing Home)                 7.000     08/15/2032      02/15/2007 A         311,798
----------------------------------------------------------------------------------------------------------------------------
      210,000   NYS Medcare (Hospital & Nursing Home)                 7.400     11/01/2016 1    05/01/2007 A         210,554
----------------------------------------------------------------------------------------------------------------------------
      300,000   NYS Medcare (Hospital & Nursing Home)                 9.375     11/01/2016 1    05/01/2007 A         311,520
----------------------------------------------------------------------------------------------------------------------------
    1,595,000   NYS Medcare (Insured Mtg. Nursing)                    6.150     02/15/2025      02/15/2007 A       1,599,976
----------------------------------------------------------------------------------------------------------------------------
      150,000   NYS Medcare (M.G. Nursing Home)                       6.375     02/15/2035      08/15/2007 A         151,784
----------------------------------------------------------------------------------------------------------------------------
       85,000   NYS Medcare (Montefiore Medical Center)               5.700     02/15/2012      02/15/2007 A          85,199
----------------------------------------------------------------------------------------------------------------------------
    6,820,000   NYS Medcare (Montefiore Medical Center)               5.750     02/15/2015      02/15/2007 A       6,862,830
----------------------------------------------------------------------------------------------------------------------------
    8,140,000   NYS Medcare (Montefiore Medical Center)               5.750     02/15/2025 1    02/15/2007 A       8,150,582
----------------------------------------------------------------------------------------------------------------------------
      520,000   NYS Medcare (Montefiore Medical Center)               6.000     02/15/2035      02/15/2007 A         521,503
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS Medcare (St. Peter's Hospital)                    5.250     11/01/2007      05/01/2007 A          25,029
----------------------------------------------------------------------------------------------------------------------------
      275,000   NYS Medcare (St. Peter's Hospital)                    5.375     11/01/2020      05/01/2007 A         277,426
----------------------------------------------------------------------------------------------------------------------------
   10,710,000   NYS Municipal Bond Bank Agency
                (Special School Purpose)                              5.250     12/01/2019      06/01/2013 A      11,458,736
----------------------------------------------------------------------------------------------------------------------------
    2,930,000   NYS Municipal Bond Bank Agency
                (Special School Purpose)                              5.500     06/01/2015      06/01/2013 A       3,202,138
----------------------------------------------------------------------------------------------------------------------------
        5,000   NYS Power Authority                                   5.875     01/01/2010      07/01/2007 A           5,155
----------------------------------------------------------------------------------------------------------------------------
       25,000   NYS Thruway Authority                                 5.000     04/01/2017      04/01/2007 A          25,582
----------------------------------------------------------------------------------------------------------------------------
       15,000   NYS Thruway Authority                                 5.250     04/01/2012      04/01/2008 A          15,449
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS Thruway Authority                                 5.250     04/01/2015      04/01/2008 A          20,584
----------------------------------------------------------------------------------------------------------------------------
    1,230,000   NYS Thruway Authority                                 6.000     04/01/2012      04/01/2007 A       1,261,365
----------------------------------------------------------------------------------------------------------------------------
   27,310,000   NYS Thruway Authority 7                               4.000     01/01/2015      01/01/2015        27,768,808
----------------------------------------------------------------------------------------------------------------------------
    1,020,000   NYS Thruway Authority Service Contract
                (Highway & Bridge) 2                                  6.000     04/01/2011      04/01/2007 A       1,046,306
----------------------------------------------------------------------------------------------------------------------------
    1,330,000   NYS Thruway Authority Service Contract
                (Highway & Bridge) 2                                  6.000     04/01/2011      04/01/2007 A       1,364,301
----------------------------------------------------------------------------------------------------------------------------
    5,170,000   NYS Thruway Authority Service Contract
                (Highway & Bridge) 2                                  6.000     04/01/2012      04/01/2007 A       5,303,334
----------------------------------------------------------------------------------------------------------------------------
       55,000   NYS Thruway Authority, Series B                       5.250     04/01/2014      04/01/2008 A          56,607

                    49 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     400,000   NYS Thruway Authority, Series E                       5.000%    01/01/2025      01/01/2008 A    $    408,740
----------------------------------------------------------------------------------------------------------------------------
    3,550,000   NYS Thruway Authority, Series E                       5.000     01/01/2025      01/01/2008 A       3,627,568
----------------------------------------------------------------------------------------------------------------------------
      585,000   NYS Thruway Authority, Series E                       5.250     01/01/2015      01/01/2008 A         599,918
----------------------------------------------------------------------------------------------------------------------------
       20,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2014      01/01/2008 A          20,656
----------------------------------------------------------------------------------------------------------------------------
      370,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2019      01/01/2008 A         380,223
----------------------------------------------------------------------------------------------------------------------------
      100,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2020 1    01/01/2008 A         103,244
----------------------------------------------------------------------------------------------------------------------------
       50,000   NYS UDC (Correctional Facilities)                     5.000     01/01/2020      01/01/2008 A          51,325
----------------------------------------------------------------------------------------------------------------------------
       30,000   NYS UDC (Correctional Facilities)                     5.892 8   01/01/2007      01/01/2007            29,994
----------------------------------------------------------------------------------------------------------------------------
   10,000,000   NYS UDC (Personal Income Tax)                         5.250     03/15/2034      03/15/2014 A      10,751,100
----------------------------------------------------------------------------------------------------------------------------
   76,865,000   NYS UDC (South Mall) CAB                              5.572 8   01/01/2011      05/27/2009 B      60,369,002
----------------------------------------------------------------------------------------------------------------------------
      565,000   NYS UDC (South Mall) CAB                              5.923 8   01/01/2011      05/27/2009 B         439,745
----------------------------------------------------------------------------------------------------------------------------
      620,000   NYS UDC (South Mall) CAB                              5.978 8   01/01/2011      05/27/2009 B         482,552
----------------------------------------------------------------------------------------------------------------------------
    4,000,000   NYS UDC (Subordinated Lien)                           5.125     07/01/2020      07/01/2014 A       4,266,560
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   NYS UDC (Subordinated Lien)                           5.125     07/01/2021      07/01/2014 A       1,065,310
----------------------------------------------------------------------------------------------------------------------------
    1,255,000   NYS UDC (Subordinated Lien)                           5.375     07/01/2022      07/01/2007 A       1,281,819
----------------------------------------------------------------------------------------------------------------------------
    4,725,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2016      07/01/2008 A       4,825,217
----------------------------------------------------------------------------------------------------------------------------
   15,350,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2016 1    07/01/2007 A      15,679,104
----------------------------------------------------------------------------------------------------------------------------
    6,495,000   NYS UDC (Subordinated Lien) 2                         5.500     07/01/2022 1    07/01/2007 A       6,632,434
----------------------------------------------------------------------------------------------------------------------------
    3,235,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2026      07/01/2007 A       3,328,847
----------------------------------------------------------------------------------------------------------------------------
    2,210,000   NYS UDC (Subordinated Lien)                           5.500     07/01/2026      07/01/2007 A       2,257,184
----------------------------------------------------------------------------------------------------------------------------
    6,720,000   NYS UDC (Subordinated Lien)                           5.600     07/01/2026 1    07/01/2007 A       6,862,733
----------------------------------------------------------------------------------------------------------------------------
       70,000   Oneida County GO                                      5.400     03/15/2011      03/15/2007 A          70,258
----------------------------------------------------------------------------------------------------------------------------
      345,000   Oneida County IDA (Bonide Products)                   5.750     11/01/2007      11/01/2007           346,753
----------------------------------------------------------------------------------------------------------------------------
    2,285,000   Oneida County IDA (Faxton Hospital)                   6.625     01/01/2015 1    01/01/2010 A       2,480,665
----------------------------------------------------------------------------------------------------------------------------
      600,000   Oneida County IDA (Presbyterian Home)                 6.100     06/01/2020      06/01/2010 A         642,060
----------------------------------------------------------------------------------------------------------------------------
    1,000,000   Oneida County IDA (Presbyterian Home)                 6.250     06/01/2015      06/01/2010 A       1,075,270
----------------------------------------------------------------------------------------------------------------------------
       50,000   Oneida Healthcare Corp.
                (Oneida Health Systems)                               5.300     02/01/2021      02/01/2011 A          52,596
----------------------------------------------------------------------------------------------------------------------------
    3,895,000   Oneida Healthcare Corp.
                (Oneida Health Systems)                               5.500     02/01/2016 1    02/01/2011 A       4,136,334
----------------------------------------------------------------------------------------------------------------------------
      195,000   Onondaga County IDA (Coltec Industries)               7.250     06/01/2008 1    06/01/2007 A         197,367
----------------------------------------------------------------------------------------------------------------------------
      365,000   Onondaga County IDA (Coltec Industries)               9.875     10/01/2010      04/01/2007 A         369,964
----------------------------------------------------------------------------------------------------------------------------
    2,605,000   Onondaga County IDA (Le Moyne College)                5.000     12/01/2012      07/22/2010 D       2,704,589
----------------------------------------------------------------------------------------------------------------------------
      920,000   Onondaga County IDA (Le Moyne College)                5.500     03/01/2014      03/01/2009 A         953,847
----------------------------------------------------------------------------------------------------------------------------
   23,570,000   Onondaga County Res Rec                               5.000     05/01/2010      04/24/2009 B      23,564,108
----------------------------------------------------------------------------------------------------------------------------
       25,000   Ontario County GO                                     5.550     08/15/2009      02/15/2007 A          25,060
----------------------------------------------------------------------------------------------------------------------------
      210,000   Orange County IDA (Glen Arden)                        5.350     01/01/2007      01/01/2007           210,008
----------------------------------------------------------------------------------------------------------------------------
      230,000   Orange County IDA (Glen Arden)                        5.400     01/01/2008      01/01/2008           231,854
----------------------------------------------------------------------------------------------------------------------------
       40,000   Orange County IDA
                (Orange Mental Retardation Properties)                6.000     05/01/2008      05/01/2007 A          40,862
----------------------------------------------------------------------------------------------------------------------------
       60,000   Orange County IDA
                (Orange Mental Retardation Properties)                6.125     05/01/2016 1    05/01/2007 A          61,280

                    50 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   5,065,000   Orange County IDA
                (St. Luke's Cornwall Hospital
                Obligated Group)                                      6.000%    12/01/2016 1    12/01/2011 A    $  5,584,872
----------------------------------------------------------------------------------------------------------------------------
    1,920,000   Orange County IDA
                (St. Luke's Cornwall Hospital
                Obligated Group)                                      6.000     12/01/2016 1    12/01/2011 A       2,117,069
----------------------------------------------------------------------------------------------------------------------------
      250,000   Oswego County IDA
                (Seneca Hill Manor)                                   5.650     08/01/2037      08/01/2007 A         257,430
----------------------------------------------------------------------------------------------------------------------------
       25,000   Oswego GO                                             5.600     01/15/2011      07/15/2007 A          25,022
----------------------------------------------------------------------------------------------------------------------------
      575,000   Otsego County IDA
                (Mary Imogene Bassett Hospital)                       5.350     11/01/2020      11/01/2008 A         598,012
----------------------------------------------------------------------------------------------------------------------------
       35,000   Oyster Bay GO                                         5.000     12/01/2018      06/01/2007 A          35,448
----------------------------------------------------------------------------------------------------------------------------
       50,000   Philadelphia, NY GO                                   7.500     12/15/2009      12/15/2009            54,972
----------------------------------------------------------------------------------------------------------------------------
   21,985,000   Port Authority NY/NJ
                (Delta Air Lines) 3                                   6.950     06/01/2008      06/01/2007 A      22,152,086
----------------------------------------------------------------------------------------------------------------------------
   62,640,000   Port Authority NY/NJ
                (JFK International Air Terminal)                      5.750     12/01/2022 1    12/01/2007 A      64,970,834
----------------------------------------------------------------------------------------------------------------------------
   40,490,000   Port Authority NY/NJ
                (JFK International Air Terminal)                      5.750     12/01/2025      12/01/2007 A      41,213,961
----------------------------------------------------------------------------------------------------------------------------
   32,140,000   Port Authority NY/NJ
                (JFK International Air Terminal)                      5.900     12/01/2017 1    12/01/2007 A      33,382,211
----------------------------------------------------------------------------------------------------------------------------
   24,410,000   Port Authority NY/NJ (KIAC)                           6.750     10/01/2011      10/01/2008 A      24,849,868
----------------------------------------------------------------------------------------------------------------------------
   27,570,000   Port Authority NY/NJ (KIAC)                           6.750     10/01/2019 1    10/01/2008 A      28,030,695
----------------------------------------------------------------------------------------------------------------------------
    3,500,000   Port Authority NY/NJ (KIAC)                           7.000     10/01/2007      10/01/2007         3,539,795
----------------------------------------------------------------------------------------------------------------------------
   11,860,000   Port Authority NY/NJ, 139th Series 7                  4.625     10/01/2019      04/01/2015        12,254,819
----------------------------------------------------------------------------------------------------------------------------
   18,355,000   Port Authority NY/NJ (JFK International
                Air Terminal) 7                                       6.250     12/01/2014      06/01/2012        21,150,164
----------------------------------------------------------------------------------------------------------------------------
    3,455,000   Port Authority NY/NJ, 107th Series                    5.250     10/15/2012      04/15/2007 A       3,492,418
----------------------------------------------------------------------------------------------------------------------------
       70,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2013      04/15/2007 A          70,765
----------------------------------------------------------------------------------------------------------------------------
       40,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2014      04/15/2007 A          40,437
----------------------------------------------------------------------------------------------------------------------------
       10,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2016      04/15/2007 A          10,110
----------------------------------------------------------------------------------------------------------------------------
      140,000   Port Authority NY/NJ, 107th Series                    5.375     10/15/2016      04/15/2007 A         141,530
----------------------------------------------------------------------------------------------------------------------------
       50,000   Port Authority NY/NJ, 108th Series                    5.400     07/15/2010      07/15/2007 A          50,564
----------------------------------------------------------------------------------------------------------------------------
      120,000   Port Authority NY/NJ, 108th Series                    5.400     07/15/2012      07/15/2007 A         121,352
----------------------------------------------------------------------------------------------------------------------------
      275,000   Port Authority NY/NJ, 108th Series                    5.500     07/15/2013      07/15/2007 A         278,121
----------------------------------------------------------------------------------------------------------------------------
      110,000   Port Authority NY/NJ, 108th Series                    5.500     07/15/2014      07/15/2007 A         111,249
----------------------------------------------------------------------------------------------------------------------------
    8,150,000   Port Authority NY/NJ, 108th Series                    5.875     01/15/2017      07/15/2007 A       8,244,948
----------------------------------------------------------------------------------------------------------------------------
   15,055,000   Port Authority NY/NJ, 109th Series                    5.375     07/15/2022      07/15/2007 A      15,226,627
----------------------------------------------------------------------------------------------------------------------------
      505,000   Port Authority NY/NJ, 109th Series                    5.375     07/15/2027      07/15/2007 A         510,696
----------------------------------------------------------------------------------------------------------------------------
      175,000   Port Authority NY/NJ, 109th Series                    5.375     01/15/2032      07/15/2007 A         176,960
----------------------------------------------------------------------------------------------------------------------------
       50,000   Port Authority NY/NJ, 109th Series                    5.500     07/15/2017      07/15/2007 A          50,574
----------------------------------------------------------------------------------------------------------------------------
       20,000   Port Authority NY/NJ, 110th Series                    5.000     07/01/2015      07/01/2008 A          20,299
----------------------------------------------------------------------------------------------------------------------------
       70,000   Port Authority NY/NJ, 110th Series                    5.000     07/01/2015      07/01/2007 A          71,124

                    51 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      20,000   Port Authority NY/NJ, 110th Series                    5.125%    07/01/2012      07/01/2007 A    $     20,319
----------------------------------------------------------------------------------------------------------------------------
      100,000   Port Authority NY/NJ, 110th Series                    5.250     07/01/2013      07/01/2007 A         101,650
----------------------------------------------------------------------------------------------------------------------------
       85,000   Port Authority NY/NJ, 110th Series                    5.300     07/01/2016      07/01/2007 A          86,394
----------------------------------------------------------------------------------------------------------------------------
      150,000   Port Authority NY/NJ, 110th Series                    5.375     07/01/2017      07/01/2007 A         152,496
----------------------------------------------------------------------------------------------------------------------------
      245,000   Port Authority NY/NJ, 111th Series                    5.000     10/01/2022 1    10/01/2007 A         249,648
----------------------------------------------------------------------------------------------------------------------------
      135,000   Port Authority NY/NJ, 111th Series                    5.000     10/01/2027      10/01/2007 A         137,160
----------------------------------------------------------------------------------------------------------------------------
      100,000   Port Authority NY/NJ, 116th Series                    5.000     10/01/2013      04/02/2007 A         100,610
----------------------------------------------------------------------------------------------------------------------------
      135,000   Port Authority NY/NJ, 116th Series                    5.250     10/01/2014      04/02/2007 A         135,851
----------------------------------------------------------------------------------------------------------------------------
       55,000   Port Authority NY/NJ, 116th Series                    5.250     10/01/2015      04/02/2007 A          55,343
----------------------------------------------------------------------------------------------------------------------------
   11,000,000   Port Authority NY/NJ, 119th Series                    5.250     09/15/2012      03/15/2007 A      11,120,120
----------------------------------------------------------------------------------------------------------------------------
    7,250,000   Port Authority NY/NJ, 119th Series                    5.500     09/15/2016      03/15/2007 A       7,330,765
----------------------------------------------------------------------------------------------------------------------------
      245,000   Port Authority NY/NJ, 119th Series                    5.500     09/15/2017      03/15/2007 A         247,729
----------------------------------------------------------------------------------------------------------------------------
      745,000   Port Authority NY/NJ, 119th Series                    5.500     09/15/2019      03/15/2007 A         753,299
----------------------------------------------------------------------------------------------------------------------------
    2,025,000   Port Authority NY/NJ, 119th Series                    5.750     09/15/2011      03/15/2007 A       2,047,984
----------------------------------------------------------------------------------------------------------------------------
    7,740,000   Port Authority NY/NJ, 119th Series                    5.875     09/15/2015      03/15/2007 A       7,828,700
----------------------------------------------------------------------------------------------------------------------------
      150,000   Port Authority NY/NJ, 120th Series                    5.375     10/15/2016      10/15/2007 A         153,249
----------------------------------------------------------------------------------------------------------------------------
       10,000   Port Authority NY/NJ, 120th Series                    5.500     10/15/2017      10/15/2007 A          10,228
----------------------------------------------------------------------------------------------------------------------------
    7,000,000   Port Authority NY/NJ, 120th Series                    5.500     10/15/2035      10/15/2007 A       7,159,460
----------------------------------------------------------------------------------------------------------------------------
    6,230,000   Port Authority NY/NJ, 120th Series                    5.750     10/15/2011      10/15/2007 A       6,390,672
----------------------------------------------------------------------------------------------------------------------------
    7,000,000   Port Authority NY/NJ, 120th Series                    5.750     10/15/2026      10/15/2007 A       7,175,840
----------------------------------------------------------------------------------------------------------------------------
       40,000   Port Authority NY/NJ, 121st Series                    5.000     10/15/2021      10/15/2007 A          40,823
----------------------------------------------------------------------------------------------------------------------------
       25,000   Port Authority NY/NJ, 121st Series                    5.000     10/15/2022      10/15/2007 A          25,498
----------------------------------------------------------------------------------------------------------------------------
    1,125,000   Port Authority NY/NJ, 121st Series                    5.125     10/15/2030      10/15/2007 A       1,147,410
----------------------------------------------------------------------------------------------------------------------------
       75,000   Port Authority NY/NJ, 121st Series                    5.250     10/15/2025      10/15/2007 A          76,602
----------------------------------------------------------------------------------------------------------------------------
       30,000   Port Authority NY/NJ, 122nd Series                    5.000     07/15/2020      07/15/2010 A          30,627
----------------------------------------------------------------------------------------------------------------------------
       30,000   Port Authority NY/NJ, 122nd Series                    5.000     07/15/2031      07/15/2008 A          30,600
----------------------------------------------------------------------------------------------------------------------------
       35,000   Port Authority NY/NJ, 122nd Series                    5.000     07/15/2031      07/15/2008 A          35,679
----------------------------------------------------------------------------------------------------------------------------
    2,000,000   Port Authority NY/NJ, 122nd Series                    5.500     07/15/2011      07/15/2008 A       2,066,000
----------------------------------------------------------------------------------------------------------------------------
   13,620,000   Port Authority NY/NJ, 122nd Series                    5.500     07/15/2014      07/15/2008 A      14,069,460
----------------------------------------------------------------------------------------------------------------------------
   14,315,000   Port Authority NY/NJ, 122nd Series                    5.500     07/15/2015      07/15/2008 A      14,799,420
----------------------------------------------------------------------------------------------------------------------------
       30,000   Port Authority NY/NJ, 124th Series                    4.800     08/01/2018      08/02/2008 A          30,554
----------------------------------------------------------------------------------------------------------------------------
      950,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2019      08/01/2008 A         970,568
----------------------------------------------------------------------------------------------------------------------------
       20,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2021      08/01/2008 A          20,414
----------------------------------------------------------------------------------------------------------------------------
      300,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2024      08/01/2008 A         305,892
----------------------------------------------------------------------------------------------------------------------------
      295,000   Port Authority NY/NJ, 124th Series                    5.000     08/01/2031      08/01/2008 A         300,794
----------------------------------------------------------------------------------------------------------------------------
       15,000   Port Authority NY/NJ, 126th Series                    5.000     11/15/2024      05/15/2012 A          15,662
----------------------------------------------------------------------------------------------------------------------------
      230,000   Port Authority NY/NJ, 127th Series                    5.000     12/15/2022      06/15/2012 A         241,185
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Port Authority NY/NJ, 131st Series                    5.000     12/15/2020      06/15/2013 A       1,576,995
----------------------------------------------------------------------------------------------------------------------------
   13,745,000   Port Authority NY/NJ, 141st Series                    5.000     09/01/2021      09/01/2015 A      14,526,266
----------------------------------------------------------------------------------------------------------------------------
   14,110,000   Port Authority NY/NJ, 141st Series                    5.000     09/01/2022      09/01/2015 A      14,880,547
----------------------------------------------------------------------------------------------------------------------------
   16,455,000   Port Authority NY/NJ, 141st Series                    5.000     09/01/2025      09/01/2015 A      17,341,431

                    52 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                  EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*            VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)       SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   9,000,000   Port Authority NY/NJ, 143rd Series                    5.000%    10/01/2021      04/01/2016 A    $  9,568,170
----------------------------------------------------------------------------------------------------------------------------
       15,000   Port Authority NY/NJ, 170th Series                    5.250     10/15/2008      04/15/2007 A          15,162
----------------------------------------------------------------------------------------------------------------------------
       25,000   Port Chester IDA (Nadel Industries)                   7.000     02/01/2016      02/01/2008 E          25,608
----------------------------------------------------------------------------------------------------------------------------
    1,500,000   Poughkeepsie IDA (Eastman & Bixby
                Redevel. Corp.)                                       5.900     08/01/2020      08/01/2010 A       1,590,330
----------------------------------------------------------------------------------------------------------------------------
      480,000   Putnam County IDA (Brewster Plastics)                 7.375     12/01/2008      04/23/2008 B         483,686
----------------------------------------------------------------------------------------------------------------------------
    1,200,000   Rensselaer County IDA (Franciscan Heights)            5.375     12/01/2025      12/01/2014 A       1,281,228
----------------------------------------------------------------------------------------------------------------------------
       40,000   Rensselaer County IDA
                (Rensselaer Polytechnical Institute)                  5.125     08/01/2029      08/01/2009 A          41,232
----------------------------------------------------------------------------------------------------------------------------
       50,000   Rensselaer County IDA
                (Rensselaer Polytechnical Institute)                  5.500     08/01/2022      08/01/2009 A          52,233
----------------------------------------------------------------------------------------------------------------------------
    3,155,000   Rensselaer County Tobacco
                Asset Securitization Corp.                            5.200     06/01/2025      12/04/2010 D       3,248,640
----------------------------------------------------------------------------------------------------------------------------
    1,490,000   Rensselaer County Tobacco
                Asset Securitization Corp.                            5.750     06/01/2043      06/01/2012 A       1,570,982
----------------------------------------------------------------------------------------------------------------------------
      115,000   Rensselaer Hsg. Authority (Renwyck)                   7.650     01/01/2011      07/01/2007 A         116,654
----------------------------------------------------------------------------------------------------------------------------
       60,000   Rensselaer Municipal Leasing Corp.
                (Rensselaer County Nursing Home)                      6.900     06/01/2024      06/01/2007 A          60,640
----------------------------------------------------------------------------------------------------------------------------
    1,455,000   Riverhead HDC (Riverpointe Apartments)                5.850     08/01/2010      04/09/2009 D       1,467,571
----------------------------------------------------------------------------------------------------------------------------
    5,500,000   Rochester Hsg. Authority
                (Crossroads Apartments)                               7.700     01/01/2017 1    12/01/2008 A       5,571,610
----------------------------------------------------------------------------------------------------------------------------
      250,000   Rochester Hsg. Authority
                (Stonewood Village)                                   5.900     09/01/2009      09/22/2008 B         241,580
----------------------------------------------------------------------------------------------------------------------------
   10,705,000   Rockland County Tobacco Asset
                Securitization Corp.                                  5.500     08/15/2025      08/15/2012 A      11,190,793
----------------------------------------------------------------------------------------------------------------------------
      190,000   Rockland Gardens Hsg. Corp.                          10.500     05/01/2011      05/01/2007 A         190,718
----------------------------------------------------------------------------------------------------------------------------
      250,000   Rome HDC (Park Drive Manor)                           7.000     01/01/2026 1    07/01/2007 A         250,413
----------------------------------------------------------------------------------------------------------------------------
       80,000   Rome HDC, Series A                                    6.250     01/01/2024      07/01/2008 A          83,506
----------------------------------------------------------------------------------------------------------------------------
       25,000   Roslyn Union Free School District                     5.300     01/15/2012      07/15/2007 A          25,157
----------------------------------------------------------------------------------------------------------------------------
      200,000   Roslyn Union Free School District                     5.375     01/15/2014      07/15/2007 A         201,280
----------------------------------------------------------------------------------------------------------------------------
      225,000   Roxbury CSD GO                                        6.400     06/15/2010      06/15/2007 A         227,390
----------------------------------------------------------------------------------------------------------------------------
      235,000   Roxbury CSD GO                                        6.400     06/15/2011      06/15/2007 A         237,477
----------------------------------------------------------------------------------------------------------------------------
   32,000,000   Sales Tax Asset Receivables Corp., Series A           5.250     10/15/2027      10/15/2014 A      34,776,640
----------------------------------------------------------------------------------------------------------------------------
      500,000   Saratoga County IDA (Saratoga
                Hospital/Saratoga Care/Benedict
                Community Health Center)                              5.000     12/01/2014      12/01/2014           523,510
----------------------------------------------------------------------------------------------------------------------------
    3,725,000   Saratoga County IDA (Saratoga
                Hospital/Saratoga Care/Benedict
                Community Health Center)                              5.750     12/01/2023      06/01/2007 A       3,730,588
----------------------------------------------------------------------------------------------------------------------------
    6,540,000   Saratoga County IDA (Saratoga
                Hospital/Saratoga Care/Benedict
                Community Health Center)                              5.750     12/01/2033      06/01/2007 A       6,549,810
----------------------------------------------------------------------------------------------------------------------------
       25,000   Scotia GO                                             6.100     01/15/2012      07/15/2007 A          25,288

                    53 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     850,000   SONYMA, Series 101                                    5.000%    10/01/2018      10/01/2011 A    $      869,601
------------------------------------------------------------------------------------------------------------------------------
   22,985,000   SONYMA, Series 106                                    5.250     04/01/2034      04/01/2012 A        23,711,556
------------------------------------------------------------------------------------------------------------------------------
    4,585,000   SONYMA, Series 109                                    4.800     10/01/2023      10/01/2013 A         4,660,056
------------------------------------------------------------------------------------------------------------------------------
   23,500,000   SONYMA, Series 137 4                                  4.700     10/01/2031      10/01/2015 A        23,624,080
------------------------------------------------------------------------------------------------------------------------------
       25,000   SONYMA, Series 27                                     5.250     04/01/2013      04/01/2010 A            25,769
------------------------------------------------------------------------------------------------------------------------------
    8,150,000   SONYMA, Series 29                                     5.400     10/01/2022 1    10/01/2010 A         8,409,659
------------------------------------------------------------------------------------------------------------------------------
   10,150,000   SONYMA, Series 29                                     5.450     10/01/2031      10/01/2010 A        10,451,760
------------------------------------------------------------------------------------------------------------------------------
      400,000   SONYMA, Series 31                                     5.200     10/01/2021      04/01/2011 A           410,052
------------------------------------------------------------------------------------------------------------------------------
      485,000   SONYMA, Series 31                                     5.300     10/01/2031      04/01/2011 A           496,950
------------------------------------------------------------------------------------------------------------------------------
       65,000   SONYMA, Series 63                                     5.600     10/01/2010      04/01/2009 A            66,485
------------------------------------------------------------------------------------------------------------------------------
      150,000   SONYMA, Series 66                                     5.600     10/01/2017      07/01/2007 A           154,094
------------------------------------------------------------------------------------------------------------------------------
      100,000   SONYMA, Series 67                                     5.600     10/01/2014 1    09/01/2009 A           102,239
------------------------------------------------------------------------------------------------------------------------------
       45,000   SONYMA, Series 67                                     5.600     10/01/2014      09/01/2007 A            45,995
------------------------------------------------------------------------------------------------------------------------------
    1,065,000   SONYMA, Series 67                                     5.700     10/01/2017 1    09/01/2007 A         1,088,600
------------------------------------------------------------------------------------------------------------------------------
      200,000   SONYMA, Series 67                                     5.800     10/01/2028 1    09/01/2009 A           203,002
------------------------------------------------------------------------------------------------------------------------------
       40,000   SONYMA, Series 67                                     5.800     10/01/2028      09/01/2009 A            40,600
------------------------------------------------------------------------------------------------------------------------------
    2,365,000   SONYMA, Series 70                                     5.375     10/01/2017 1    03/01/2008 A         2,400,522
------------------------------------------------------------------------------------------------------------------------------
      100,000   SONYMA, Series 70                                     5.375     10/01/2017      03/01/2008 A           102,447
------------------------------------------------------------------------------------------------------------------------------
       10,000   SONYMA, Series 71                                     4.900     04/01/2009      04/01/2009 A            10,207
------------------------------------------------------------------------------------------------------------------------------
    3,770,000   SONYMA, Series 71                                     5.400     04/01/2029      07/01/2008 A         3,830,886
------------------------------------------------------------------------------------------------------------------------------
      120,000   SONYMA, Series 73                                     5.300     10/01/2028      09/01/2008 A           122,486
------------------------------------------------------------------------------------------------------------------------------
      150,000   SONYMA, Series 73-A                                   5.250     10/01/2017      09/01/2008 A           153,359
------------------------------------------------------------------------------------------------------------------------------
      105,000   SONYMA, Series 73-B                                   5.450     10/01/2024 1    09/30/2011 A           105,768
------------------------------------------------------------------------------------------------------------------------------
       15,000   SONYMA, Series 77                                     5.600     04/01/2010      11/23/2009 A            15,366
------------------------------------------------------------------------------------------------------------------------------
      400,000   SONYMA, Series 77                                     5.700     04/01/2011      11/23/2009 A           414,156
------------------------------------------------------------------------------------------------------------------------------
       55,000   SONYMA, Series 79                                     5.300     04/01/2029      03/01/2009 A            56,120
------------------------------------------------------------------------------------------------------------------------------
    2,140,000   SONYMA, Series 80                                     5.100     10/01/2017 1    03/01/2009 A         2,203,430
------------------------------------------------------------------------------------------------------------------------------
    5,350,000   SONYMA, Series 82                                     5.550     10/01/2019 1    10/01/2009 A         5,497,714
------------------------------------------------------------------------------------------------------------------------------
   25,000,000   SONYMA, Series 83                                     5.450     04/01/2018 1    10/01/2009 A        25,859,250
------------------------------------------------------------------------------------------------------------------------------
       45,000   SONYMA, Series 83                                     5.550     10/01/2027      10/01/2009 A            46,252
------------------------------------------------------------------------------------------------------------------------------
      885,000   SONYMA, Series 88                                     5.500     04/01/2025      11/01/2009 A           891,788
------------------------------------------------------------------------------------------------------------------------------
      190,000   SONYMA, Series 89                                     5.650     04/01/2012      11/01/2009 A           194,600
------------------------------------------------------------------------------------------------------------------------------
      100,000   SONYMA, Series 91                                     5.300     10/01/2009      07/01/2007 A           102,592
------------------------------------------------------------------------------------------------------------------------------
      500,000   SONYMA, Series 93                                     5.550     04/01/2010      10/01/2009 A           507,895
------------------------------------------------------------------------------------------------------------------------------
    2,430,000   SONYMA, Series 93                                     5.600     10/01/2017      10/01/2009 A         2,447,618
------------------------------------------------------------------------------------------------------------------------------
      145,000   SONYMA, Series 93                                     5.650     10/01/2011      10/01/2009 A           147,878
------------------------------------------------------------------------------------------------------------------------------
    2,000,000   SONYMA, Series 95                                     5.500     10/01/2017 1    04/01/2010 A         2,087,300
------------------------------------------------------------------------------------------------------------------------------
    6,100,000   SONYMA, Series 97                                     5.400     10/01/2021 1    04/01/2011 A         6,306,912
------------------------------------------------------------------------------------------------------------------------------
      625,000   SONYMA, Series 98                                     5.050     10/01/2017      04/01/2011 A           646,650
------------------------------------------------------------------------------------------------------------------------------
      300,000   Spring Valley GO                                      5.000     05/01/2020      05/15/2015 A           318,891
------------------------------------------------------------------------------------------------------------------------------
      310,000   Spring Valley GO                                      5.000     05/01/2021      05/15/2015 A           325,720

                    54 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$     325,000   Spring Valley GO                                      5.000%    05/01/2022      05/15/2015 A    $      340,782
------------------------------------------------------------------------------------------------------------------------------
      335,000   Spring Valley GO                                      5.000     05/01/2023      05/15/2015 A           350,551
------------------------------------------------------------------------------------------------------------------------------
      350,000   Spring Valley GO                                      5.000     05/01/2024      05/15/2015 A           365,999
------------------------------------------------------------------------------------------------------------------------------
      365,000   Spring Valley GO                                      5.000     05/01/2025      05/15/2015 A           381,425
------------------------------------------------------------------------------------------------------------------------------
       55,000   Springville HDC (Springbrook)                         5.950     01/01/2010      09/21/2008 D            55,837
------------------------------------------------------------------------------------------------------------------------------
      330,000   St. Lawrence County IDA (PACES)                       5.875     06/30/2007      06/30/2007             331,096
------------------------------------------------------------------------------------------------------------------------------
      790,000   Suffolk County IDA (ALIA-CCDRCA)                      7.000     06/01/2016      06/01/2011 A           848,468
------------------------------------------------------------------------------------------------------------------------------
      955,000   Suffolk County IDA (ALIA-FREE)                        7.000     06/01/2016      06/01/2011 A         1,025,680
------------------------------------------------------------------------------------------------------------------------------
      775,000   Suffolk County IDA (ALIA-IGHL)                        6.500     12/01/2013      04/07/2011 B           817,834
------------------------------------------------------------------------------------------------------------------------------
      450,000   Suffolk County IDA (ALIA-WORCA)                       7.000     06/01/2016      06/01/2011 A           483,305
------------------------------------------------------------------------------------------------------------------------------
      350,000   Suffolk County IDA (Catholic Charities)               6.000     10/01/2020      12/27/2014 D           357,445
------------------------------------------------------------------------------------------------------------------------------
      330,000   Suffolk County IDA (DDI)                              6.000     10/01/2020      12/27/2014 D           337,019
------------------------------------------------------------------------------------------------------------------------------
      330,000   Suffolk County IDA (DDI)                              6.000     10/01/2020      12/27/2014 D           337,019
------------------------------------------------------------------------------------------------------------------------------
      765,000   Suffolk County IDA (Dowling College)                  5.000     06/01/2018      06/01/2016 A           810,663
------------------------------------------------------------------------------------------------------------------------------
      180,000   Suffolk County IDA (Family Residences)                6.000     10/01/2015      04/12/2012 B           183,080
------------------------------------------------------------------------------------------------------------------------------
      490,000   Suffolk County IDA (Family Residences), Series A      6.375     12/01/2018      10/20/2013 B           527,299
------------------------------------------------------------------------------------------------------------------------------
    3,260,000   Suffolk County IDA (Family Residences), Series A      6.375     12/01/2018      08/03/2014 B         3,508,151
------------------------------------------------------------------------------------------------------------------------------
      595,000   Suffolk County IDA (Huntington First Aid Squad)       6.025     11/01/2008      11/15/2007 B           608,007
------------------------------------------------------------------------------------------------------------------------------
      760,000   Suffolk County IDA (Independent Group Home Living)    6.000     10/01/2020      12/27/2014 B           776,165
------------------------------------------------------------------------------------------------------------------------------
      645,000   Suffolk County IDA ( L.I. Network Community Services) 7.000     02/01/2014      02/01/2010 B           668,252
------------------------------------------------------------------------------------------------------------------------------
      290,000   Suffolk County IDA (Mattituck-Laurel Library)         6.000     09/01/2019 1    09/01/2010 A           315,694
------------------------------------------------------------------------------------------------------------------------------
      435,000   Suffolk County IDA (Nassau-Suffolk
                Services for Autism)                                  6.250     11/01/2016      10/14/2012 B           442,212
------------------------------------------------------------------------------------------------------------------------------
      155,000   Suffolk County IDA (Nassau-Suffolk
                Services for Autism)                                  6.250     11/01/2016      11/01/2007 A,B         155,279
------------------------------------------------------------------------------------------------------------------------------
      840,000   Suffolk County IDA (Nissequogue
                Cogeneration Partners)                                4.875     01/01/2008      01/01/2008             838,387
------------------------------------------------------------------------------------------------------------------------------
      985,000   Suffolk County IDA (Pederson-Krager Center)           6.375     11/01/2015      03/07/2012 B         1,008,325
------------------------------------------------------------------------------------------------------------------------------
      855,000   Suffolk County IDA (Pederson-Krager Center)           6.400     02/01/2015      06/23/2011 B           875,272
------------------------------------------------------------------------------------------------------------------------------
      265,000   Suffolk County IDA (Suffolk Hotels)                   6.000     10/01/2020      07/27/2014 B,D         270,637
------------------------------------------------------------------------------------------------------------------------------
      500,000   Suffolk County IDA (WORCA)                            6.000     10/01/2020      12/27/2014 B           510,635
------------------------------------------------------------------------------------------------------------------------------
      100,000   Suffolk County Water Authority                        5.750     06/01/2010      06/01/2007 E           105,656
------------------------------------------------------------------------------------------------------------------------------
       30,000   Sullivan County GO                                    5.100     03/15/2011      03/15/2007 A            30,036
------------------------------------------------------------------------------------------------------------------------------
       40,000   Sullivan County GO                                    5.125     03/15/2012      03/15/2007 A            40,049
------------------------------------------------------------------------------------------------------------------------------
    2,855,000   Sullivan County IDA (Center for Discovery)            5.625     06/01/2013      06/01/2013           2,899,395
------------------------------------------------------------------------------------------------------------------------------
    6,750,000   Sullivan County IDA (Center for Discovery)            6.375     02/01/2020      07/28/2014 D         6,889,793

                    55 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$      30,000   Syracuse Hsg. Authority                               5.400%    09/01/2021      09/01/2015 A    $       32,229
------------------------------------------------------------------------------------------------------------------------------
      240,000   Syracuse IDA (Crouse Irving Companies)                5.250     01/01/2017      01/01/2010 A           246,398
------------------------------------------------------------------------------------------------------------------------------
      910,000   Syracuse IDA (Crouse Irving Health Hospital)          5.125     01/01/2009      07/06/2008 B           899,198
------------------------------------------------------------------------------------------------------------------------------
      690,000   Syracuse IDA (One Center Armory Garage)               6.750     12/01/2017      06/01/2007 A           697,307
------------------------------------------------------------------------------------------------------------------------------
      605,000   Syracuse SCHC (East Hill Village Apartments)          6.125     11/01/2010      03/12/2009 B           601,074
------------------------------------------------------------------------------------------------------------------------------
      260,000   Tobacco Settlement Financing Corp. (TASC)             5.000     06/01/2011      06/01/2007 A           260,289
------------------------------------------------------------------------------------------------------------------------------
    3,000,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2012      06/01/2007 A         3,003,900
------------------------------------------------------------------------------------------------------------------------------
   11,905,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2013      06/01/2008 A        12,157,386
------------------------------------------------------------------------------------------------------------------------------
    4,420,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2013      06/01/2008 A         4,520,422
------------------------------------------------------------------------------------------------------------------------------
    2,220,000   Tobacco Settlement Financing Corp. (TASC)             5.250     06/01/2021      06/01/2013 A         2,381,572
------------------------------------------------------------------------------------------------------------------------------
      800,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2010      06/01/2007 A           801,208
------------------------------------------------------------------------------------------------------------------------------
   19,550,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2014      06/01/2009 A        20,336,888
------------------------------------------------------------------------------------------------------------------------------
    8,250,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2015      06/01/2010 A         8,751,600
------------------------------------------------------------------------------------------------------------------------------
   11,900,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2016      06/01/2008 A        12,556,761
------------------------------------------------------------------------------------------------------------------------------
    5,020,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2017      06/01/2011 A         5,363,167
------------------------------------------------------------------------------------------------------------------------------
   21,000,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2018      06/01/2012 A        22,685,670
------------------------------------------------------------------------------------------------------------------------------
   20,500,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2019      06/01/2013 A        22,365,090
------------------------------------------------------------------------------------------------------------------------------
   11,000,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2020      06/01/2013 A        11,987,800
------------------------------------------------------------------------------------------------------------------------------
   18,395,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2021      06/01/2013 A        20,024,981
------------------------------------------------------------------------------------------------------------------------------
   14,965,000   Tobacco Settlement Financing Corp. (TASC)             5.500     06/01/2022      06/01/2013 A        16,273,390
------------------------------------------------------------------------------------------------------------------------------
      900,000   Tompkins County IDA (Kendall at Ithaca)               5.750     07/01/2018      07/01/2008 A           918,693
------------------------------------------------------------------------------------------------------------------------------
    2,000,000   Tompkins County IDA (Kendall at Ithaca)               6.000     07/01/2024      07/01/2008 A         2,051,540
------------------------------------------------------------------------------------------------------------------------------
       30,000   Tompkins Health Care Corp.
                (Reconstruction Home)                                 5.875     02/01/2033      02/01/2007 A            30,048
------------------------------------------------------------------------------------------------------------------------------
      270,000   Tompkins Health Care Corp.
                (Reconstruction Home)                                10.800     02/01/2028 1    02/01/2007 A           295,647
------------------------------------------------------------------------------------------------------------------------------
       40,000   Triborough Bridge & Tunnel Authority                  5.000     01/01/2024      07/01/2007 A            40,044
------------------------------------------------------------------------------------------------------------------------------
    1,310,000   Triborough Bridge & Tunnel Authority,
                Series A                                              5.000     01/01/2024      07/01/2007 E         1,311,428
------------------------------------------------------------------------------------------------------------------------------
      845,000   Triborough Bridge & Tunnel Authority,
                Series A                                              5.200     01/01/2020      07/01/2007 A           853,949
------------------------------------------------------------------------------------------------------------------------------
      275,000   TSASC, Inc. (TFABs)                                   4.250     07/15/2010      07/15/2010             280,481
------------------------------------------------------------------------------------------------------------------------------
  144,685,000   TSASC, Inc. (TFABs)                                   4.750     06/01/2022      04/09/2011 D       147,311,033
------------------------------------------------------------------------------------------------------------------------------
    7,500,000   TSASC, Inc. (TFABs)                                   5.000     06/01/2026      05/28/2016 D         7,689,525
------------------------------------------------------------------------------------------------------------------------------
   24,240,000   TSASC, Inc. (TFABs)                                   5.000     06/01/2034      06/01/2016 A        24,778,370
------------------------------------------------------------------------------------------------------------------------------
      430,000   TSASC, Inc. (TFABs)                                   5.250     07/15/2011      07/15/2011             458,840
------------------------------------------------------------------------------------------------------------------------------
      815,000   TSASC, Inc. (TFABs)                                   5.500     07/15/2013      07/15/2012 A           889,833
------------------------------------------------------------------------------------------------------------------------------
   23,930,000   TSASC, Inc. (TFABs)                                   5.500     07/15/2024      01/25/2012 D        25,815,923
------------------------------------------------------------------------------------------------------------------------------
      250,000   TSASC, Inc. (TFABs)                                   5.875     07/15/2015      07/15/2009 A           266,210
------------------------------------------------------------------------------------------------------------------------------
      275,000   TSASC, Inc. (TFABs)                                   5.900     07/15/2017      07/15/2009 A           292,996
------------------------------------------------------------------------------------------------------------------------------
   37,080,000   TSASC, Inc. (TFABs)                                   6.250     07/15/2027      07/15/2009 A        39,810,200
------------------------------------------------------------------------------------------------------------------------------
   65,080,000   TSASC, Inc. (TFABs)                                   6.375     07/15/2039 1    07/15/2009 A        70,059,271

                    56 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$  73,440,000   TSASC, Inc. (TFABs) 7                                 4.750%    06/01/2022      04/09/2011      $   74,772,936
------------------------------------------------------------------------------------------------------------------------------
   50,000,000   TSASC, Inc. (TFABs) 7                                 5.000     06/01/2026      05/28/2016          51,263,500
------------------------------------------------------------------------------------------------------------------------------
       10,000   Ulster County GO                                      5.400     11/15/2015      05/15/2007 A            10,067
------------------------------------------------------------------------------------------------------------------------------
      100,000   Ulster County IDA (Benedictine Hospital)              6.250     06/01/2008      12/07/2007 B           101,992
------------------------------------------------------------------------------------------------------------------------------
      155,000   Ulster County Res Rec                                 5.000     03/01/2016      03/01/2016             162,448
------------------------------------------------------------------------------------------------------------------------------
      160,000   Ulster County Res Rec                                 5.000     03/01/2017      03/01/2016 A           166,950
------------------------------------------------------------------------------------------------------------------------------
      170,000   Ulster County Res Rec                                 5.000     03/01/2018      03/01/2016 A           176,773
------------------------------------------------------------------------------------------------------------------------------
      830,000   Ulster County Tobacco Asset
                Securitization Corp.                                  0.000 5   06/01/2040      06/01/2017 A           765,310
------------------------------------------------------------------------------------------------------------------------------
      360,000   Ulster County Tobacco Asset
                Securitization Corp.                                  6.000     06/01/2040      06/01/2012 A           384,588
------------------------------------------------------------------------------------------------------------------------------
       10,000   Ulster County Tobacco Asset
                Securitization Corp.                                  6.250     06/01/2025      06/01/2012 A            10,818
------------------------------------------------------------------------------------------------------------------------------
   10,795,000   Ulster County Tobacco Asset
                Securitization Corp.                                  6.750     06/01/2030 1    06/01/2011 A        11,871,909
------------------------------------------------------------------------------------------------------------------------------
       45,000   United Nations Devel. Corp., Series A                 5.250     07/01/2012      01/01/2008 A            45,656
------------------------------------------------------------------------------------------------------------------------------
    1,575,000   United Nations Devel. Corp., Series A                 5.250     07/01/2013      01/01/2008 A         1,597,948
------------------------------------------------------------------------------------------------------------------------------
    1,500,000   United Nations Devel. Corp., Series A                 5.250     07/01/2014      01/01/2008 A         1,521,855
------------------------------------------------------------------------------------------------------------------------------
    1,565,000   United Nations Devel. Corp., Series A                 5.250     07/01/2015      01/01/2008 A         1,587,802
------------------------------------------------------------------------------------------------------------------------------
    5,700,000   United Nations Devel. Corp., Series A                 5.250     07/01/2018      01/01/2008 A         5,774,613
------------------------------------------------------------------------------------------------------------------------------
    6,530,000   United Nations Devel. Corp., Series A                 5.250     07/01/2019      01/01/2008 A         6,615,478
------------------------------------------------------------------------------------------------------------------------------
    6,900,000   United Nations Devel. Corp., Series A                 5.250     07/01/2020      01/01/2008 A         6,990,321
------------------------------------------------------------------------------------------------------------------------------
    2,970,000   United Nations Devel. Corp., Series A                 5.250     07/01/2021      01/01/2008 A         3,008,877
------------------------------------------------------------------------------------------------------------------------------
    3,050,000   United Nations Devel. Corp., Series A                 5.250     07/01/2022      01/01/2008 A         3,089,925
------------------------------------------------------------------------------------------------------------------------------
    2,040,000   United Nations Devel. Corp., Series A                 5.250     07/01/2023      01/01/2008 A         2,066,704
------------------------------------------------------------------------------------------------------------------------------
    3,020,000   United Nations Devel. Corp., Series A                 5.250     07/01/2024      01/01/2008 A         3,059,532
------------------------------------------------------------------------------------------------------------------------------
      200,000   United Nations Devel. Corp., Series A                 5.250     07/01/2026      07/01/2008 A           202,578
------------------------------------------------------------------------------------------------------------------------------
      295,000   Utica GO                                              6.200     01/15/2014      01/15/2010 A           312,898
------------------------------------------------------------------------------------------------------------------------------
      320,000   Utica GO                                              6.250     01/15/2015      01/15/2010 A           342,371
------------------------------------------------------------------------------------------------------------------------------
       75,000   Utica IDA (Utica College Civic Facility)              5.300     08/01/2008      02/05/2008 B            75,353
------------------------------------------------------------------------------------------------------------------------------
    1,465,000   Utica IDA (Utica College Civic Facility)              6.375     12/01/2011      01/13/2010 B         1,508,745
------------------------------------------------------------------------------------------------------------------------------
      250,000   Utica SCHC (Multifamily), Series A                    5.550     12/01/2017      06/01/2007 A           258,648
------------------------------------------------------------------------------------------------------------------------------
       20,000   Utica SCHC (Steinhorst Apartments)                    6.500     04/15/2008      04/15/2007 A            20,111
------------------------------------------------------------------------------------------------------------------------------
      180,000   Valley Health Devel. Corp.                            6.750     05/20/2022      05/20/2010 A           203,445
------------------------------------------------------------------------------------------------------------------------------
       15,000   Victor GO                                             4.800     12/15/2017      06/15/2007 A            15,180
------------------------------------------------------------------------------------------------------------------------------
       50,000   Westchester County GO                                 5.375     12/15/2013      06/16/2007 A            50,578
------------------------------------------------------------------------------------------------------------------------------
       45,000   Westchester County Healthcare Corp.                   5.375     11/01/2020      11/10/2010 A            47,647
------------------------------------------------------------------------------------------------------------------------------
      150,000   Westchester County IDA
                (Beth Abraham Hospital)                               7.250     12/01/2009      12/02/2008 B           154,265
------------------------------------------------------------------------------------------------------------------------------
       50,000   Westchester County IDA (Children's Village)           5.100     03/15/2009      03/15/2009              51,397
------------------------------------------------------------------------------------------------------------------------------
      275,000   Westchester County IDA (Clearview School)             6.600     01/01/2014      11/27/2010 B           288,646

                    57 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
    PRINCIPAL                                                                                     MATURITY*              VALUE
       AMOUNT                                                        COUPON      MATURITY       (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
NEW YORK Continued
$   1,605,000   Westchester County IDA
                (Guiding Eyes for the Blind)                          4.500%    08/01/2012      03/16/2010 B    $    1,581,888
------------------------------------------------------------------------------------------------------------------------------
       50,000   Westchester County IDA (JDAM)                         6.500     04/01/2009 1    04/01/2008 A            50,283
------------------------------------------------------------------------------------------------------------------------------
    1,130,000   Westchester County IDA (JDAM)                         6.750     04/01/2016 1    07/01/2008 A         1,146,295
------------------------------------------------------------------------------------------------------------------------------
    2,200,000   Westchester County IDA
                (Rippowam-Cisqua School)                              5.750     06/01/2029      06/01/2011 A         2,275,658
------------------------------------------------------------------------------------------------------------------------------
    2,705,000   Westchester County IDA
                (Schnurmacher Center)                                 6.000     11/01/2011      01/03/2009 B         2,804,977
------------------------------------------------------------------------------------------------------------------------------
      130,000   Westchester County IDA
                (Westchester Airport Assoc.)                          5.850     08/01/2014      02/01/2007 A           131,989
------------------------------------------------------------------------------------------------------------------------------
      505,000   Westchester County IDA
                (Westchester Airport Assoc.)                          5.950     08/01/2024 1    02/01/2007 A           507,252
------------------------------------------------------------------------------------------------------------------------------
      250,000   Westchester County IDA
                (Westchester Resco Company)                           5.500     07/01/2009      07/01/2007 A           253,893
------------------------------------------------------------------------------------------------------------------------------
       30,000   Westchester County IDA (Winward School)               5.200     10/01/2021      10/01/2011 A            31,404
------------------------------------------------------------------------------------------------------------------------------
   18,000,000   Westchester County Tobacco Asset
                Securitization Corp.                                  0.000 5   07/15/2039 1    07/15/2017 E        19,896,660
------------------------------------------------------------------------------------------------------------------------------
   14,200,000   Westchester County Tobacco Asset
                Securitization Corp.                                  4.500     06/01/2021      02/03/2010 B        14,059,846
------------------------------------------------------------------------------------------------------------------------------
    8,500,000   Westchester County Tobacco Asset
                Securitization Corp.                                  5.000     06/01/2026      07/07/2014 D         8,690,230
------------------------------------------------------------------------------------------------------------------------------
      255,000   Yonkers IDA (Hudson Scenic Studio)                    5.875     11/01/2007      11/01/2007             256,137
------------------------------------------------------------------------------------------------------------------------------
      185,000   Yonkers IDA (Michael Malotz Skilled
                Nursing Pavilion)                                     5.450     02/01/2029      02/01/2009 A           191,821
------------------------------------------------------------------------------------------------------------------------------
       90,000   Yonkers IDA (Michael Malotz Skilled
                Nursing Pavilion)                                     5.650     02/01/2039      02/01/2009 A            93,699
------------------------------------------------------------------------------------------------------------------------------
    1,455,000   Yonkers IDA (Monastery Manor Associates)              5.000     04/01/2025      04/01/2015 A         1,519,908
------------------------------------------------------------------------------------------------------------------------------
       55,000   Yonkers IDA (Philipsburgh Hall Associates)            6.750     11/01/2008      05/18/2008 B            53,645
------------------------------------------------------------------------------------------------------------------------------
    2,310,000   Yonkers IDA (St. John's Riverside Hospital)           6.800     07/01/2016      07/01/2011 A,D       2,479,901
------------------------------------------------------------------------------------------------------------------------------
      400,000   Yonkers IDA (St. Joseph's Hospital),
                Series 98-B                                           5.900     03/01/2008      08/31/2007 B           400,756
                                                                                                                --------------
                                                                                                                 3,659,191,749
------------------------------------------------------------------------------------------------------------------------------
OTHER STATES--0.4%
   15,000,000   NJ Tobacco Settlement Financing
                Corp. (TASC)                                          5.750     06/01/2032      04/29/2011 D        15,937,050
------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--17.1%
    5,000,000   Guam Airport Authority, Series C                      5.375     10/01/2019      10/01/2013 A         5,345,150
------------------------------------------------------------------------------------------------------------------------------
    6,000,000   Guam Airport Authority, Series C                      5.375     10/01/2020      10/01/2013 A         6,410,160
------------------------------------------------------------------------------------------------------------------------------
      192,000   Guam EDA (TASC)                                       0.000 5   05/15/2014      05/15/2014             188,239
------------------------------------------------------------------------------------------------------------------------------
      320,000   Guam EDA (TASC)                                       5.000     05/15/2022      10/12/2007 D           323,930
------------------------------------------------------------------------------------------------------------------------------
    1,950,000   Guam EDA (TASC) 2                                     5.400     05/15/2031      08/06/2010 D         2,011,815
------------------------------------------------------------------------------------------------------------------------------
      215,000   Guam EDA (TASC)                                       5.500     05/15/2041      05/15/2011 A           222,875

                    58 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
      PRINCIPAL                                                                                  MATURITY*             VALUE
         AMOUNT                                                         COUPON     MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$        25,000   Guam Power Authority, Series A                         5.000%  10/01/2024     10/01/2009 A   $      25,947
----------------------------------------------------------------------------------------------------------------------------
        520,000   Guam Power Authority, Series A                         5.250   10/01/2013     04/01/2007 A         520,265
----------------------------------------------------------------------------------------------------------------------------
         45,000   Guam Power Authority, Series A                         5.250   10/01/2013     04/01/2007 A          45,056
----------------------------------------------------------------------------------------------------------------------------
        655,000   Guam Power Authority, Series A                         5.250   10/01/2023     04/01/2007 A         655,039
----------------------------------------------------------------------------------------------------------------------------
         40,000   Guam Power Authority, Series A                         5.250   10/01/2034     10/01/2009 A          41,819
----------------------------------------------------------------------------------------------------------------------------
        125,000   Northern Mariana Islands Ports Authority,
                  Series A                                               6.000   06/01/2014 1   06/01/2010 A         131,800
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Northern Mariana Islands Ports Authority,
                  Series A                                               6.750   10/01/2033     10/01/2013 A       2,241,540
----------------------------------------------------------------------------------------------------------------------------
      3,000,000   Northern Mariana Islands, Series A                     6.000   06/01/2020 1   06/01/2010 A       3,161,070
----------------------------------------------------------------------------------------------------------------------------
        220,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2015     07/01/2007 A         223,071
----------------------------------------------------------------------------------------------------------------------------
         60,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2015     07/01/2007 A          60,965
----------------------------------------------------------------------------------------------------------------------------
      1,040,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2019     07/01/2008 A       1,061,164
----------------------------------------------------------------------------------------------------------------------------
         90,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2019     07/01/2007 A          91,437
----------------------------------------------------------------------------------------------------------------------------
        120,000   Puerto Rico Aqueduct & Sewer Authority                 5.000   07/01/2019     07/01/2007 A         121,916
----------------------------------------------------------------------------------------------------------------------------
        375,000   Puerto Rico Children's Trust Fund (TASC)               4.100   05/15/2013     05/15/2013           373,009
----------------------------------------------------------------------------------------------------------------------------
        200,000   Puerto Rico Children's Trust Fund (TASC)               4.250   05/15/2014     05/15/2012 A         200,326
----------------------------------------------------------------------------------------------------------------------------
      2,500,000   Puerto Rico Children's Trust Fund (TASC) 2             5.000   05/15/2008     05/15/2008         2,528,225
----------------------------------------------------------------------------------------------------------------------------
    212,125,000   Puerto Rico Children's Trust Fund (TASC)               5.375   05/15/2033     05/15/2012 A,D   222,336,698
----------------------------------------------------------------------------------------------------------------------------
     52,245,000   Puerto Rico Children's Trust Fund (TASC)               5.500   05/15/2039     05/15/2012 A      54,751,193
----------------------------------------------------------------------------------------------------------------------------
     44,565,000   Puerto Rico Children's Trust Fund (TASC)               5.625   05/15/2043     05/15/2012 A      46,901,097
----------------------------------------------------------------------------------------------------------------------------
         20,000   Puerto Rico Children's Trust Fund (TASC)               5.750   07/01/2020     04/15/2009 D          20,818
----------------------------------------------------------------------------------------------------------------------------
      1,250,000   Puerto Rico Commonwealth GO                            4.875   07/01/2023     07/01/2008 A       1,279,813
----------------------------------------------------------------------------------------------------------------------------
      3,900,000   Puerto Rico Commonwealth GO                            5.000   07/01/2018     07/01/2008 A       4,010,760
----------------------------------------------------------------------------------------------------------------------------
      6,250,000   Puerto Rico Commonwealth GO                            5.000   07/01/2024     07/01/2014 A       6,534,250
----------------------------------------------------------------------------------------------------------------------------
      5,970,000   Puerto Rico Commonwealth GO                            5.000   07/01/2025     07/01/2023 A       6,233,695
----------------------------------------------------------------------------------------------------------------------------
         50,000   Puerto Rico Commonwealth GO                            5.000   07/01/2026     07/01/2022 A          50,956
----------------------------------------------------------------------------------------------------------------------------
         65,000   Puerto Rico Commonwealth GO                            5.000   07/01/2028     07/01/2013 A          66,214
----------------------------------------------------------------------------------------------------------------------------
      7,000,000   Puerto Rico Commonwealth GO                            5.250   01/01/2015     01/01/2015         7,522,410
----------------------------------------------------------------------------------------------------------------------------
      4,000,000   Puerto Rico Commonwealth GO                            5.250   07/01/2017     07/01/2013 A       4,263,880
----------------------------------------------------------------------------------------------------------------------------
      5,840,000   Puerto Rico Commonwealth GO                            5.250   07/01/2019     07/01/2013 A       6,237,295
----------------------------------------------------------------------------------------------------------------------------
      2,430,000   Puerto Rico Commonwealth GO                            5.250   07/01/2021     07/01/2014 A       2,616,284
----------------------------------------------------------------------------------------------------------------------------
      3,400,000   Puerto Rico Commonwealth GO                            5.250   07/01/2022     07/01/2014 A       3,653,810
----------------------------------------------------------------------------------------------------------------------------
      2,100,000   Puerto Rico Commonwealth GO                            5.250   07/01/2022     07/01/2016 A       2,279,067
----------------------------------------------------------------------------------------------------------------------------
      4,575,000   Puerto Rico Commonwealth GO                            5.250   07/01/2023     07/01/2014 A       4,910,439
----------------------------------------------------------------------------------------------------------------------------
     15,850,000   Puerto Rico Commonwealth GO                            5.250   07/01/2024     07/01/2013 A      16,858,377
----------------------------------------------------------------------------------------------------------------------------
      7,395,000   Puerto Rico Commonwealth GO                            5.250   07/01/2026     07/01/2016 A       7,995,400
----------------------------------------------------------------------------------------------------------------------------
      1,925,000   Puerto Rico Commonwealth GO                            5.250   07/01/2027 1   07/01/2011 A       2,037,959
----------------------------------------------------------------------------------------------------------------------------
      8,320,000   Puerto Rico Commonwealth GO                            5.250   07/01/2027     07/01/2016 A       8,981,939
----------------------------------------------------------------------------------------------------------------------------
      6,060,000   Puerto Rico Commonwealth GO                            5.375   07/01/2028     07/01/2011 A       6,385,119
----------------------------------------------------------------------------------------------------------------------------
        195,000   Puerto Rico Electric Power Authority                   5.000   07/01/2028     07/01/2008 A         200,866

                    59 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                 EFFECTIVE
      PRINCIPAL                                                                                  MATURITY*             VALUE
         AMOUNT                                                         COUPON     MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$       175,000   Puerto Rico Electric Power Authority,
                  Series AA                                              5.375%  07/01/2027     07/01/2007 A   $     179,013
----------------------------------------------------------------------------------------------------------------------------
         55,000   Puerto Rico Electric Power Authority,
                  Series DD                                              5.000   07/01/2028     07/01/2010 A          56,321
----------------------------------------------------------------------------------------------------------------------------
         15,000   Puerto Rico Electric Power Authority,
                  Series DD                                              5.000   07/01/2028     07/01/2008 A          15,451
----------------------------------------------------------------------------------------------------------------------------
         10,000   Puerto Rico Electric Power Authority,
                  Series EE                                              5.250   07/01/2014     07/01/2008 A          10,382
----------------------------------------------------------------------------------------------------------------------------
        250,000   Puerto Rico HFA (Single Family)                        5.000   12/01/2020     12/01/2013 A         264,283
----------------------------------------------------------------------------------------------------------------------------
        120,000   Puerto Rico HFC                                        5.100   12/01/2018     12/01/2010 A         121,264
----------------------------------------------------------------------------------------------------------------------------
      1,380,000   Puerto Rico HFC (Homeowner Mtg.)                       5.200   12/01/2032     12/01/2008 A       1,404,109
----------------------------------------------------------------------------------------------------------------------------
        280,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2016     07/01/2007 A         284,505
----------------------------------------------------------------------------------------------------------------------------
         60,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2022     07/01/2008 A          61,217
----------------------------------------------------------------------------------------------------------------------------
         30,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2028     07/01/2008 A          30,761
----------------------------------------------------------------------------------------------------------------------------
         35,000   Puerto Rico Highway & Transportation
                  Authority                                              5.000   07/01/2028     07/01/2025 A          35,653
----------------------------------------------------------------------------------------------------------------------------
        230,000   Puerto Rico Highway & Transportation
                  Authority                                              5.750   07/01/2020     07/01/2013 A         254,727
----------------------------------------------------------------------------------------------------------------------------
      7,000,000   Puerto Rico Highway & Transportation
                  Authority, Series E                                    5.750   07/01/2024     07/01/2012 A       7,614,390
----------------------------------------------------------------------------------------------------------------------------
        355,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2021     07/01/2015 A         374,745
----------------------------------------------------------------------------------------------------------------------------
     11,000,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2022     07/01/2015 A      11,587,730
----------------------------------------------------------------------------------------------------------------------------
     12,275,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2023     07/01/2015 A      12,903,971
----------------------------------------------------------------------------------------------------------------------------
      1,760,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2024     07/01/2015 A       1,848,898
----------------------------------------------------------------------------------------------------------------------------
      4,545,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2025     07/01/2015 A       4,767,978
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2026     07/01/2015 A       2,095,220
----------------------------------------------------------------------------------------------------------------------------
      1,000,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2027     07/01/2015 A       1,046,880
----------------------------------------------------------------------------------------------------------------------------
     11,190,000   Puerto Rico Highway & Transportation
                  Authority, Series K                                    5.000   07/01/2030     07/01/2015 A      11,706,530
----------------------------------------------------------------------------------------------------------------------------
      1,655,000   Puerto Rico IMEPCF
                  (American Home Products) 2                             5.100   12/01/2018     06/01/2007 A       1,681,596
----------------------------------------------------------------------------------------------------------------------------
      6,550,000   Puerto Rico IMEPCF (PepsiCo)                           6.250   11/15/2013     05/15/2007 A       6,741,129
----------------------------------------------------------------------------------------------------------------------------
      7,175,000   Puerto Rico IMEPCF (PepsiCo) 2                         6.250   11/15/2013     05/15/2007 A       7,258,804
----------------------------------------------------------------------------------------------------------------------------
         35,000   Puerto Rico Infrastructure                             5.500   10/01/2040     10/01/2010 E          37,563

                    60 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                                                                                 EFFECTIVE
      PRINCIPAL                                                                                  MATURITY*             VALUE
         AMOUNT                                                         COUPON     MATURITY    (UNAUDITED)        SEE NOTE 1
----------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$        55,000   Puerto Rico ITEMECF
                  (Ana G. Mendez University)                             5.375%  02/01/2019     02/01/2011 A   $      56,253
----------------------------------------------------------------------------------------------------------------------------
     18,425,000   Puerto Rico ITEMECF
                  (Cogeneration Facilities)                              6.625   06/01/2026 1   06/01/2010 A      20,008,629
----------------------------------------------------------------------------------------------------------------------------
      1,500,000   Puerto Rico ITEMECF (Dr. Pila Hospital)                6.125   08/01/2025     02/01/2007 A       1,503,120
----------------------------------------------------------------------------------------------------------------------------
         70,000   Puerto Rico ITEMECF
                  (Hospital Auxilio Mutuo)                               5.500   07/01/2026     07/01/2007 A          71,645
----------------------------------------------------------------------------------------------------------------------------
        500,000   Puerto Rico ITEMECF
                  (Hospital Auxilio Mutuo)                               6.250   07/01/2016     07/01/2007 A         501,065
----------------------------------------------------------------------------------------------------------------------------
         75,000   Puerto Rico ITEMECF
                  (Hospital de la Concepcion)                            6.125   11/15/2025     11/15/2010 A          81,636
----------------------------------------------------------------------------------------------------------------------------
        750,000   Puerto Rico ITEMECF
                  (Hospital de la Concepcion)                            6.375   11/15/2015     11/15/2010 A         819,788
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico ITEMECF
                  (Hospital de la Concepcion)                            6.500   11/15/2020     11/15/2010 A       2,206,740
----------------------------------------------------------------------------------------------------------------------------
         25,000   Puerto Rico ITEMECF
                  (InterAmerican University)                             5.000   10/01/2022     10/01/2008 A          25,729
----------------------------------------------------------------------------------------------------------------------------
      1,800,000   Puerto Rico ITEMECF
                  (Mennonite General Hospital)                           6.500   07/01/2012     07/01/2008 A       1,814,310
----------------------------------------------------------------------------------------------------------------------------
        670,000   Puerto Rico ITEMECF
                  (Ryder Memorial Hospital)                              6.400   05/01/2009     05/01/2007 A         670,308
----------------------------------------------------------------------------------------------------------------------------
         25,000   Puerto Rico ITEMECF
                  (Teachers Retirement)                                  5.500   07/01/2021     07/01/2007 A          25,535
----------------------------------------------------------------------------------------------------------------------------
        100,000   Puerto Rico ITEMECF
                  (Teachers Retirement)                                  5.500   07/01/2021     07/01/2007 A         102,142
----------------------------------------------------------------------------------------------------------------------------
      2,150,000   Puerto Rico Municipal Finance
                  Agency, Series A 7                                     5.750   08/01/2013     02/01/2009         2,289,696
----------------------------------------------------------------------------------------------------------------------------
      2,500,000   Puerto Rico Municipal Finance
                  Agency, Series A                                       5.250   08/01/2023     08/01/2015 A       2,692,200
----------------------------------------------------------------------------------------------------------------------------
      5,000,000   Puerto Rico Municipal Finance
                  Agency, Series A                                       5.250   08/01/2024     08/01/2015 A       5,376,950
----------------------------------------------------------------------------------------------------------------------------
         25,000   Puerto Rico Municipal Finance
                  Agency, Series A                                       5.500   07/01/2017     07/01/2007 A          25,593
----------------------------------------------------------------------------------------------------------------------------
         40,000   Puerto Rico Port Authority, Series C                   7.300   07/01/2007 1   07/01/2007 A          40,500
----------------------------------------------------------------------------------------------------------------------------
        160,000   Puerto Rico Port Authority, Series D                   6.000   07/01/2021 1   07/01/2007 A         160,840
----------------------------------------------------------------------------------------------------------------------------
        475,000   Puerto Rico Port Authority, Series D                   7.000   07/01/2014 1   07/01/2007 A         478,852
----------------------------------------------------------------------------------------------------------------------------
     31,000,000   Puerto Rico Public Buildings Authority                 5.250   07/01/2029     07/01/2014 A      33,148,920
----------------------------------------------------------------------------------------------------------------------------
      2,750,000   Puerto Rico Public Buildings Authority                 5.250   07/01/2033     07/01/2014 A       2,933,315
----------------------------------------------------------------------------------------------------------------------------
     10,000,000   Puerto Rico Public Buildings Authority                 5.500   07/01/2022     07/01/2014 A      10,960,900
----------------------------------------------------------------------------------------------------------------------------
      2,000,000   Puerto Rico Public Buildings Authority                 5.500   07/01/2023     07/01/2014 A       2,192,180
----------------------------------------------------------------------------------------------------------------------------
      9,000,000   Puerto Rico Public Buildings Authority                 5.500   07/01/2024     07/01/2014 A       9,870,930
----------------------------------------------------------------------------------------------------------------------------
      2,065,000   Puerto Rico Public Buildings Authority,
                  Series D                                               5.125   07/01/2024     07/01/2012 A       2,159,577

                    61 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                                  EFFECTIVE
      PRINCIPAL                                                                                   MATURITY*              VALUE
         AMOUNT                                                         COUPON      MATURITY    (UNAUDITED)         SEE NOTE 1
------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS Continued
$       825,000   Puerto Rico Public Buildings Authority,
                  Series G                                               5.250%   07/01/2019     07/01/2012 A   $      873,419
------------------------------------------------------------------------------------------------------------------------------
      9,910,000   Puerto Rico Public Finance Corp.                       5.750    08/01/2027     02/01/2012 C       10,689,124
------------------------------------------------------------------------------------------------------------------------------
        255,000   Puerto Rico Public Finance Corp., Series E             5.500    08/01/2029     02/01/2012 A          270,756
------------------------------------------------------------------------------------------------------------------------------
        185,000   University of Puerto Rico                              5.500    06/01/2012 1   06/01/2007 A          185,211
------------------------------------------------------------------------------------------------------------------------------
        625,000   University of Puerto Rico, Series M                    5.250    06/01/2025     03/12/2007 A          631,744
------------------------------------------------------------------------------------------------------------------------------
         25,000   University of Puerto Rico, Series M                    5.500    06/01/2015     03/12/2007 A           25,282
------------------------------------------------------------------------------------------------------------------------------
        450,000   University of Puerto Rico, Series O                    5.375    06/01/2030     06/01/2007 A          450,284
------------------------------------------------------------------------------------------------------------------------------
      5,000,000   University of Puerto Rico, Series P                    5.000    06/01/2023     06/01/2016 A        5,294,450
------------------------------------------------------------------------------------------------------------------------------
      5,000,000   University of Puerto Rico, Series P                    5.000    06/01/2024     06/01/2016 A        5,290,500
------------------------------------------------------------------------------------------------------------------------------
      5,000,000   University of Puerto Rico, Series P                    5.000    06/01/2026     06/01/2016 A        5,274,600
------------------------------------------------------------------------------------------------------------------------------
         25,000   V.I. HFA, Series A                                     6.500    03/01/2025 1   03/01/2007 A           25,054
------------------------------------------------------------------------------------------------------------------------------
      1,000,000   V.I. Port Authority, Series A                          5.250    09/01/2018     09/01/2010 A        1,051,060
------------------------------------------------------------------------------------------------------------------------------
      2,650,000   V.I. Public Finance Authority (Hovensa) 2              5.875    07/01/2022     07/01/2014 A        2,910,866
------------------------------------------------------------------------------------------------------------------------------
      1,000,000   V.I. Public Finance Authority, Series A                5.250    10/01/2016     10/01/2014 A        1,073,410
------------------------------------------------------------------------------------------------------------------------------
      2,000,000   V.I. Public Finance Authority, Series A                5.250    10/01/2022     10/01/2014 A        2,127,440
------------------------------------------------------------------------------------------------------------------------------
      1,000,000   V.I. Public Finance Authority, Series A                5.250    10/01/2023     10/01/2014 A        1,063,720
------------------------------------------------------------------------------------------------------------------------------
     10,000,000   V.I. Public Finance Authority, Series A                5.500    10/01/2015     10/01/2008 A       10,318,700
------------------------------------------------------------------------------------------------------------------------------
        180,000   V.I. Public Finance Authority, Series A                5.500    10/01/2022     10/01/2008 A          186,419
------------------------------------------------------------------------------------------------------------------------------
        915,000   V.I. Public Finance Authority, Series A                5.625    10/01/2010     04/26/2009 B          939,824
------------------------------------------------------------------------------------------------------------------------------
        285,000   V.I. Public Finance Authority, Series A                5.625    10/01/2025     10/01/2010 A          294,850
------------------------------------------------------------------------------------------------------------------------------
     21,310,000   V.I. Public Finance Authority, Series A                6.125    10/01/2029 1   10/01/2010 A       23,314,206
------------------------------------------------------------------------------------------------------------------------------
     10,820,000   V.I. Public Finance Authority, Series A                6.375    10/01/2019 1   01/01/2010 A       11,833,942
------------------------------------------------------------------------------------------------------------------------------
     12,000,000   V.I. Public Finance Authority, Series A                6.500    10/01/2024 1   10/01/2010 A       13,260,600
------------------------------------------------------------------------------------------------------------------------------
      2,665,000   V.I. Public Finance Authority, Series E                5.875    10/01/2018     10/01/2008 A        2,775,651
------------------------------------------------------------------------------------------------------------------------------
        900,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           0.000 5  05/15/2008     05/15/2008            866,538
------------------------------------------------------------------------------------------------------------------------------
      1,015,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           0.000 5  05/15/2012     12/28/2009 B          987,534
------------------------------------------------------------------------------------------------------------------------------
         80,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           0.000 5  05/15/2014     05/15/2014             78,109
------------------------------------------------------------------------------------------------------------------------------
      1,575,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           5.000    05/15/2021     08/09/2010 D        1,601,145
------------------------------------------------------------------------------------------------------------------------------
      1,440,000   V.I. Tobacco Settlement Financing
                  Corp. (TASC)                                           5.000    05/15/2031     05/15/2011 A,B      1,463,040
------------------------------------------------------------------------------------------------------------------------------
      1,470,000   V.I. Water & Power Authority                           5.375    07/01/2010     07/01/2008 A        1,503,151
                                                                                                                --------------

                                                                                                                   721,374,259
------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $4,276,006,213)--104.5%                                                        4,396,503,058
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS--(4.5)                                                                      (188,370,708)
                                                                                                                --------------
NET ASSETS--100.0%                                                                                              $4,208,132,350
                                                                                                                ==============

                    62 | LIMITED TERM NEW YORK MUNICIPAL FUND

FOOTNOTES TO STATEMENT OF INVESTMENTS

*Call Date, Put Date or Average Life of Sinking Fund, if applicable, as detailed.

A. Optional call date; corresponds to the most conservative yield calculation.

B. Average life due to mandatory, or expected, sinking fund principal payments prior to maturity.

C. Date of mandatory put.

D. Average life due to mandatory, or expected, sinking fund principal payments prior to the applicable optional call date.

E. Date of prefunded call, or maturity date if escrowed to maturity.

F. Date of planned principal payment.

1. Security also has mandatory sinking fund principal payments prior to maturity and an average life which is shorter than the stated final maturity.

2. All or a portion of the security has been segregated for collateral to cover borrowings. See Note 6 of accompanying Notes.

3. Illiquid security. The aggregate value of illiquid securities as of December
31, 2006 was $23,753,087, which represents 0.56% of the Fund's net assets. See
Note 5 of accompanying Notes.

4. When-issued security or forward commitment to be delivered and settled after
December 31, 2006. See Note 1 of accompanying Notes.

5. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

6. Represents the current interest rate for a variable rate bond known as an
"inverse floater." See Note 1 of accompanying Notes.

7. Security represents the underlying municipal bond on an inverse floating rate security. The bond was purchased by the Fund and subsequently segregated and transferred to a trust. See Note 1 of accompanying Notes.

8. Zero coupon bond reflects effective yield on the date of purchase.

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS December 31, 2006
--------------------------------------------------------------------------------

TO SIMPLIFY THE LISTINGS OF SECURITIES, ABBREVIATIONS ARE USED PER THE TABLE
BELOW:

ACDS       Assoc. for Children with Down       EDA        Economic Devel. Authority
           Syndrome                            EFC        Environmental Facilities Corp.
ACLD       Adults and Children with Learning   ERDA       Energy Research and Devel. Authority
           and Developmental Disabilities      FHA        Federal Housing Agency/Authority
ALIA       Alliance of Long Island Agencies    FNHC       Ferncilff Nursing Home Company
BFCC       Brookdale Family Care Center        FREE       Family Residences and Essential
BID        Business Improvement District                  Enterprises
BOCES      Board of Cooperative Educational    GO         General Obligation
           Services                            GSHMC      Good Samaritan Hospital Medical
CAB        Capital Appreciation Bond                      Center
CCDRCA     Catholic Charities of the Diocese   HDC        Housing Devel. Corp.
           of Rockville Centre and Affiliates  HFA        Housing Finance Agency/Authority
CCFDP      Child Care Facilities Devel.        HFC        Housing Finance Corp.
           Program                             HJDOI      Hospital for Joint Diseases Orthopedic
CFGA       Child and Family Guidance Assoc.               Institute
CHSLI      Catholic Health Services of Long    HKSB       Helen Keller Services for the Blind
           Island                              IDA        Industrial Devel. Agency
CMA        Community Mainstreaming             IGHL       Independent Group Home for Living
           Associates, Inc.                    IMEPCF     Industrial, Medical and Environmental
COP        Certificates of Participation                  Pollution Control Facilities
CRR        Center for Rapid Recovery           ITEMECF    Industrial, Tourist, Educational,
CSD        Central School District                        Medical and Environmental Community Facilities
CSMR       Community Services for the          JDAM       Julia Dyckman Andrus Memorial
           Mentally Retarded                   JFK        John Fitzgerald Kennedy
Con Ed     Consolidated Edison Company         KR         Kateri Residence
DA         Dormitory Authority                 L.I.       Long Island
DDI        Developmental Disabilities          LGAC       Local Government Assistance Corp.
           Institute
DIAMONDS   Direct Investment of Accrued
           Municipals

                    63 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS Continued
--------------------------------------------------------------------------------

LGSC       Local Government Services Corp.         SCHC   Senior Citizen Housing Corp.
LILCO      Long Island Lighting Corp.              SCHRC  St. Charles Hospital
MMC        Mercy Medical Center                           and Rehabilitation Center
MMWNHC     Mary Manning Walsh Nursing Home         SCSB   Schuyler Community Services Board
           Company                                 SCSMC  St. Catherine of Sienna Medical Center
MSH/NYU    Mount Sinai Hospital/New York           SFH    St. Francis Hospital
           University                              SONYMA State of New York Mortgage Agency
MTA        Metropolitan Transportation Authority   SUNY   State University of New York
NIMO       Niagara Mohawk Power Corp.              SV     Sienna Village
NY/NJ      New York/New Jersey                     TASC   Tobacco Settlement Asset-Backed Bonds
NYC        New York City                           TFABs  Tobacco Flexible Amortization Bonds
NYS        New York State                          UDC    Urban Devel. Corp.
NYU        New York University                     USBFCC Urban Strategies Brookdale
PACES      Potsdam Auxiliary and College                  Family Care Center
           Educational Service                     V.I.   United States Virgin Islands
RIBS       Residual Interest Bonds                 WORCA  Working Organization for Retarded
RITES      Residual Interest Tax Exempt Security          Children and Adults
ROLs       Residual Option Longs                   YMCA   Young Men's Christian Assoc.
Res Rec    Resource Recovery Facility

--------------------------------------------------------------------------------
INDUSTRY CONCENTRATIONS December 31, 2006
--------------------------------------------------------------------------------

DISTRIBUTION OF INVESTMENTS BY INDUSTRY OF ISSUE, AS A PERCENTAGE OF TOTAL
INVESTMENTS AT VALUE, IS AS FOLLOWS:

INDUSTRY                                                MARKET VALUE    PERCENT
--------------------------------------------------------------------------------
Tobacco Settlement Payments                          $ 1,240,085,542       28.2%
Hospital/Health Care                                     477,130,522       10.8
Marine/Aviation Facilities                               395,748,425        9.0
General Obligation                                       389,456,437        8.9
Electric Utilities                                       271,134,848        6.2
Special Assessment                                       209,450,687        4.8
Highways/Railways                                        188,532,298        4.3
Municipal Leases                                         188,044,179        4.3
Single Family Housing                                    133,827,242        3.0
Not-for-Profit Organization                              130,940,554        3.0
Airlines                                                 124,154,910        2.8
Higher Education                                         123,962,842        2.8
Sales Tax Revenue                                        117,298,723        2.7
Multifamily Housing                                      110,419,714        2.5
Resource Recovery                                         65,593,579        1.5
Education                                                 62,813,588        1.4
Water Utilities                                           60,059,252        1.4
Manufacturing, Non-Durable Goods                          24,554,440        0.6
Gas Utilities                                             23,464,769        0.5
Adult Living Facilities                                   23,051,847        0.5
Special Tax                                               12,282,163        0.3
Pollution Control                                          8,223,714        0.2
Manufacturing, Durable Goods                               6,671,080        0.1
Paper, Containers & Packaging                              5,551,579        0.1
Parking Fee Revenue                                        4,050,124        0.1
                                                     ---------------------------
Total                                                $ 4,396,503,058      100.0%
                                                     ===========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    64 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------------
Investments, at value (cost $4,276,006,213)--see accompanying
   statement of investments                                          $  4,396,503,058
--------------------------------------------------------------------------------------
Cash                                                                        1,307,615
--------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                   56,356,716
Investments sold                                                           24,193,011
Shares of beneficial interest sold                                          8,078,799
Other                                                                          67,536
                                                                     -----------------
Total assets                                                            4,486,506,735

--------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------
Payables and other liabilities:
Payable for short-term floating rate notes issued (See Note 1)            189,685,367
Payable on borrowings (See Note 6)                                         63,700,000
Investments purchased on a when-issued basis or forward commitment         13,441,251
Shares of beneficial interest redeemed                                      7,950,392
Distribution and service plan fees                                          2,626,803
Trustees' compensation                                                        522,889
Transfer and shareholder servicing agent fees                                 136,633
Interest expense                                                              135,805
Shareholder communications                                                     94,744
Other                                                                          80,501
                                                                     -----------------
Total liabilities                                                         278,374,385

--------------------------------------------------------------------------------------
NET ASSETS                                                           $  4,208,132,350
                                                                     =================

--------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
--------------------------------------------------------------------------------------
Paid-in capital                                                      $  4,084,482,909
--------------------------------------------------------------------------------------
Accumulated net investment income                                           7,862,783
--------------------------------------------------------------------------------------
Accumulated net realized loss on investments                               (4,710,187)
--------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                120,496,845
                                                                     -----------------
NET ASSETS                                                           $  4,208,132,350
                                                                     =================

                    65 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE
------------------------------------------------------------------------------------------------------
Class A Shares:
Net asset value and redemption price per share (based on net assets of $2,784,037,313 and
818,219,027 shares of beneficial interest outstanding)                                           $3.40
Maximum offering price per share (net asset value plus sales charge of 3.50% of offering price)  $3.52
------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $318,451,727 and 93,724,506 shares
of beneficial interest outstanding)                                                              $3.40
------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge)
and offering price per share (based on net assets of $1,105,643,310 and 326,106,847 shares
of beneficial interest outstanding)                                                              $3.39

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    66 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
----------------------------------------------------------------------------------------------------
Interest                                                                            $   211,339,481
----------------------------------------------------------------------------------------------------
Other income                                                                                  1,618
                                                                                     ---------------
Total Investment Income                                                                 211,341,099

----------------------------------------------------------------------------------------------------
EXPENSES
----------------------------------------------------------------------------------------------------
Management fees                                                                          16,641,635
----------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                   6,670,698
Class B                                                                                   3,468,296
Class C                                                                                  11,276,609
----------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                     787,599
Class B                                                                                     216,323
Class C                                                                                     462,819
----------------------------------------------------------------------------------------------------
Shareholder communications:
Class A                                                                                     122,292
Class B                                                                                      50,932
Class C                                                                                      45,567
----------------------------------------------------------------------------------------------------
Interest expense and fees from short-term floating rate notes issued(See Note 1)          7,312,208
----------------------------------------------------------------------------------------------------
Interest expense                                                                          2,663,387
----------------------------------------------------------------------------------------------------
Accounting service fees                                                                   1,254,256
----------------------------------------------------------------------------------------------------
Trustees' compensation                                                                      229,772
----------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                  24,185
----------------------------------------------------------------------------------------------------
Administration service fees                                                                   1,500
----------------------------------------------------------------------------------------------------
Other                                                                                       486,147
                                                                                    ----------------
Total expenses                                                                           51,714,225
Less reduction to custodian expenses                                                         (3,818)
                                                                                    ----------------
Net expenses                                                                             51,710,407

----------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                   159,630,692

----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
----------------------------------------------------------------------------------------------------
Net realized gain on investments                                                          3,814,943
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation on investments                                     43,852,868

----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                $   207,298,503
                                                                                    ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    67 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

YEAR ENDED DECEMBER 31,                                                    2006                2005
-----------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------
Net investment income                                           $   159,630,692     $   148,194,862
-----------------------------------------------------------------------------------------------------
Net realized gain                                                     3,814,943          23,392,878 1
-----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                43,852,868           8,469,735 1
                                                                -------------------------------------
Net increase in net assets resulting from operations                207,298,503         180,057,475

-----------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------
Dividends from net investment income:
Class A                                                            (107,345,837)        (97,113,843)
Class B                                                             (11,134,838)        (13,300,725)
Class C                                                             (36,565,214)        (36,618,215)
                                                                -------------------------------------
                                                                   (155,045,889)       (147,032,783)

-----------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                             160,158,935         414,607,965
Class B                                                             (64,819,345)        (42,265,134)
Class C                                                             (48,015,573)         90,369,591
                                                                -------------------------------------
                                                                     47,324,017         462,712,422

-----------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------
Total increase                                                       99,576,631         495,737,114
-----------------------------------------------------------------------------------------------------
Beginning of period                                               4,108,555,719       3,612,818,605
                                                                -------------------------------------
End of period (including accumulated net investment
income of $7,862,783 and $3,277,980, respectively)              $ 4,208,132,350     $ 4,108,555,719
                                                                =====================================

1. Amounts include immaterial adjustments, see Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    68 | LIMITED TERM NEW YORK MUNICIPAL FUND

STATEMENT OF CASH FLOWS  For the Year Ended December 31, 2006
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                          $   207,298,503
----------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets from
operations to net cash used in operating activities:
Purchase of investment securities                                                    (1,063,467,787)
Proceeds from disposition of investment securities                                      954,492,604
Short-term investment securities, net                                                    33,936,942
Premium amortization                                                                     21,057,977
Discount accretion                                                                       (6,192,879)
Net realized gain on investments                                                         (3,814,943)
Net change in unrealized appreciation on investments                                    (43,852,868)
Decrease in interest receivable                                                           4,095,007
Increase in receivable for securities sold                                               (4,743,590)
Increase in other assets                                                                    (27,639)
Decrease in payable for securities purchased                                             (5,187,226)
Decrease in payable for accrued expenses                                                   (331,617)
                                                                                    ----------------
Net cash used in operating activities                                                    93,262,484

----------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES
----------------------------------------------------------------------------------------------------
Proceeds from bank borrowing                                                            792,500,000
Payments on bank borrowing                                                             (900,300,000)
Proceeds from short-term floating rate notes issued                                     120,975,367
Proceeds from shares sold                                                               777,731,810
Payment on shares redeemed                                                             (838,583,927)
Cash distributions paid                                                                 (45,735,821)
                                                                                    ----------------
Net cash provided by financing activities                                               (93,412,571)
----------------------------------------------------------------------------------------------------
Net decrease in cash                                                                       (150,087)
----------------------------------------------------------------------------------------------------
Cash, beginning balance                                                                   1,457,702
                                                                                    ----------------
Cash, ending balance                                                                $     1,307,615
                                                                                    ================

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $109,314,212.
Cash paid for interest on bank borrowings--$2,942,433.
Cash paid for interest on short-term notes issued--$7,312,208.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    69 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

CLASS A     YEAR ENDED DECEMBER 31,               2006            2005              2004              2003                2002
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $      3.36     $      3.33       $      3.32       $      3.31         $      3.27
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                              .14 1           .14 1             .14 1             .14                 .15
Net realized and unrealized gain                   .03             .03               .01               .01                 .05
                                           -----------------------------------------------------------------------------------------
Total from investment operations                   .17             .17               .15               .15                 .20
------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income              (.13)           (.14)             (.14)             (.14)               (.16)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period             $      3.40     $      3.36       $      3.33       $      3.32         $      3.31
                                           =========================================================================================

------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                5.30%           5.13%             4.77%             4.80%               6.33%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)   $ 2,784,037     $ 2,589,629       $ 2,155,310       $ 1,944,385         $ 1,868,271
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)          $ 2,696,464     $ 2,380,822       $ 2,029,517       $ 1,894,331         $ 1,472,317
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                             4.10%           4.12%             4.30%             4.51%               4.65%
Expenses excluding interest and fees on
short-term floating rate notes issued             0.79%           0.79%             0.77%             0.76%               0.74%
Interest and fees on short-term
floating rate notes issued 7                      0.18%           0.03% 8           0.01% 8           0.00% 8             0.00% 8
                                           -----------------------------------------------------------------------------------------
Total expenses                                    0.97% 4         0.82% 4,8         0.78% 4,8         0.76% 4,5,8         0.74 4,6,8
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                             23%             19% 9             16% 9             28% 9               21% 9

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Interest expense was less than 0.01%.

7. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

8. Amounts have been adjusted to reflect the inclusion of interest expense and fees related to the Fund's investment in certain inverse floating rate securities. These adjustments are not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

9. Portfolio turnover has been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings. This adjustment is not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    70 | LIMITED TERM NEW YORK MUNICIPAL FUND

CLASS B     YEAR ENDED DECEMBER 31,              2006         2005           2004            2003             2002
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $   3.36     $   3.32       $   3.32        $   3.31         $   3.27
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                             .11 1        .11 1          .12 1           .12              .13
Net realized and unrealized gain                  .04          .04             --             .01              .05
                                             ----------------------------------------------------------------------------
Total from investment operations                  .15          .15            .12             .13              .18
-------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions
to shareholders:
Dividends from net investment income             (.11)        (.11)          (.12)           (.12)            (.14)
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $   3.40     $   3.36       $   3.32        $   3.32         $   3.31
                                             ============================================================================

-------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2               4.48%        4.62%          3.65%           3.99%            5.53%
-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $318,452     $379,045       $417,473        $444,537         $383,690
-------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $346,849     $398,461       $427,486        $429,564         $261,858
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                            3.31%        3.34%          3.52%           3.72%            3.85%
Expenses excluding interest
and fees on short-term
floating rate notes issued                       1.59%        1.58%          1.55%           1.55%            1.51%
Interest and fees on short-term
floating rate notes issued 7                     0.18%        0.03% 8        0.01% 8         0.00% 8          0.00% 8
                                             ----------------------------------------------------------------------------

Total expenses                                   1.77% 4      1.61% 4,8      1.56% 4,5,8     1.55% 4,5,8      1.51% 4,6,8

-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            23%          19% 9          16% 9           28% 9            21% 9

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Interest expense was less than 0.01%.

7. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

8. Amounts have been adjusted to reflect the inclusion of interest expense and fees related to the Fund's investment in certain inverse floating rate securities. These adjustments are not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

9. Portfolio turnover has been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings. This adjustment is not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    71 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

CLASS C     YEAR ENDED DECEMBER 31,                2006           2005             2004             2003             2002
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $     3.35     $     3.32       $     3.31       $     3.30         $   3.26
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                               .11 1          .11 1            .12 1            .12              .13
Net realized and unrealized gain                    .04            .03              .01              .01              .05
                                             -----------------------------------------------------------------------------------
Total from investment operations                    .15            .14              .13              .13              .18
--------------------------------------------------------------------------------------------------------------------------------
Dividends and/or
distributions to shareholders:
Dividends from net investment income               (.11)          (.11)            (.12)            (.12)            (.14)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $     3.39     $     3.35       $     3.32       $     3.31         $   3.30
                                             ===================================================================================

--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 2                 4.52%          4.35%            4.00%            4.02%            5.54%
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)     $1,105,643     $1,139,882       $1,040,035       $1,006,103         $894,469
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)            $1,127,896     $1,095,066       $1,009,112       $  977,323         $574,124
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: 3
Net investment income                              3.34%          3.36%            3.55%            3.74%            3.82%
Expenses excluding interest and fees on
short-term floating rate notes issued              1.56%          1.56%            1.52%            1.52%            1.51%
Interest and fees on short-term
floating rate notes issued 7                       0.18%          0.03% 8          0.01% 8          0.00% 8          0.00% 8
                                             -----------------------------------------------------------------------------------
Total expenses                                     1.74% 4        1.59% 4,8        1.53% 4,8        1.52% 4,5,8      1.51% 4,6,8
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                              23%            19% 9            16% 9            28% 9            21% 9

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one year.
Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3. Annualized for periods of less than one full year.

4. Reduction to custodian expenses less than 0.01%.

5. Voluntary waiver of transfer agent fees less than 0.01%.

6. Interest expense was less than 0.01%.

7. Interest and fee expense relates to the Fund's liability for short-term floating rate notes issued in conjunction with inverse floating rate security transactions. See Note 1 of accompanying Notes.

8. Amounts have been adjusted to reflect the inclusion of interest expense and fees related to the Fund's investment in certain inverse floating rate securities. These adjustments are not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

9. Portfolio turnover has been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings. This adjustment is not considered material to previously issued financial statements. See Note 1 of accompanying Notes.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                    72 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Limited Term New York Municipal Fund (the Fund) is a separate series of
Rochester Portfolio Series, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The
Fund's investment objective is to seek as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management.
The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

      The Fund offers Class A, Class B and Class C shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B and C have separate distribution and/or service plans.
Class B shares will automatically convert to Class A shares six years after the date of purchase.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M.
Eastern time, on each day the Exchange is open for business. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities listed or traded on National
Stock Exchanges or other domestic exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ(R) are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and
"asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities will be valued at the mean between the "bid" and "asked" prices. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued. Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value.
Foreign and

                    73 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

domestic securities whose values have been materially affected by what the
Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued.
Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Investments in open-end registered investment companies (including affiliated funds) are valued at that fund's net asset value. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED BASIS OR FORWARD COMMITMENT. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis or forward commitment take place generally at least ten days or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis or forward commitment may increase the volatility of the
Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase. As of December 31, 2006, the Fund had purchased
$13,441,251 of securities issued on a when-issued basis or forward commitment.

--------------------------------------------------------------------------------
INVERSE FLOATING RATE SECURITIES. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates.
As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The
Fund will not invest more than 5% of its total assets in inverse floaters.
Inverse floaters amount to $190,767,386 as of December 31, 2006, which represents 4.25% of the Fund's total assets.

      Certain inverse floating rate securities are created when the Fund purchases and subsequently transfers a municipal bond security (the "municipal bond") to a broker dealer. The municipal bond is typically a fixed rate security. The broker dealer (the "sponsor") creates a trust (the "Trust") and deposits the municipal bond. The Trust issues short-term floating rate notes available to third parties and a residual interest in the municipal bond
(referred to as an "inverse floating rate security") to the Fund. The terms of these inverse floating rate securities grant the Fund the right to require that the Trust issuing the inverse floating rate security compel a tender of the short-term floating rate notes to facilitate the Fund's repurchase of the underlying municipal bond. Following such a request, the Fund pays the sponsor the principal amount due to the holders of the

                    74 | LIMITED TERM NEW YORK MUNICIPAL FUND

short-term floating rate notes issued by the Trust and exchanges the inverse floating rate security for the underlying municipal bond. These transactions are considered secured borrowings for financial reporting purposes. As a result of such accounting treatments, the Fund includes the municipal bond position on its
Statement of Investments (but does not separately include the inverse floating rate securities received). The Fund also includes the value of the municipal bond and a payable amount equal to the short-term floating rate notes issued by the Trust on its Statement of Assets and Liabilities. The interest rates on these short-term floating rate notes reset periodically, usually weekly. The holders of these short-term floating rate notes have the option to tender their investment, to the sponsor or the Trust's liquidity provider, for redemption at par at each reset date. Income from the municipal bond position and the interest expense on the payable for the short-term floating rate notes issued by the
Trust are recorded on the Fund's Statement of Operations. At December 31, 2006
municipal bond holdings with a value of $379,609,759 shown on the Fund's
Statement of Investments are held by such Trusts and serve as collateral for the
$189,685,367 in short-term floating rate notes issued and outstanding at that date.

At December 31, 2006, the Fund's residual exposure to these types of inverse floating rate securities were as follows:

PRINCIPAL                                              COUPON   MATURITY         VALUE AS OF
AMOUNT          INVERSE FLOATER 1                      RATE 2       DATE   DECEMBER 31, 2006
---------------------------------------------------------------------------------------------
$   7,250,000   NYC GO RITES                            3.210%    6/1/23   $       8,933,305
    8,755,000   NYC HDC RITES                           4.500     7/1/25           9,935,349
    5,665,000   NYS DA (MSH/NYU Hospital
                Center/HJDOI Obligated Group) RITES     7.269     7/1/16           6,559,957
    5,770,000   NYS DA (MSH/NYU Hospital Center/
                HJDOI Obligated Group) RITES            7.269     7/1/15           6,677,679
   50,500,000   NYS DA RITES                            4.160    8/15/25          53,977,935
    5,680,000   NYS DA ROLs                             4.185     7/1/16           5,900,611
   13,655,000   NYS Thruway Authority ROLs              3.931     1/1/15          14,113,808
    9,175,000   Port Authority NY/NJ RITES              6.630     6/1/12          11,970,164
    5,930,000   Port Authority NY/NJ RITES              3.840    10/1/19           6,324,819
    1,075,000   Puerto Rico Municipal Finance
                Agency RITES                            6.292     8/1/13           1,214,696
   36,720,000   TSASC, Inc. (TFABs) RITES               3.620     6/1/22          38,052,569
   25,000,000   TSASC, Inc. (TFABs) RITES               4.050     6/1/26          26,263,500
                                                                           -----------------
                                                                           $     189,924,392
                                                                           =================

1.    For a list of abbreviations used in the Inverse Floater table see the
Portfolio Abbreviations table on pages 63 and 64.

2.    Represents the current interest rate for a variable rate bond known as an
"inverse floater."

Certain previously reported amounts have been adjusted by the Fund to account for transfers of certain municipal bond securities to trusts in connection with its investments in inverse floating rate securities as secured borrowings as such transfers do not qualify as sales under Statement of Financial Accounting
Standard No. 140, ACCOUNTING FOR

                    75 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRANSFERS AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES.
The changes relate to the reported amounts of realized and unrealized gains, and to the Fund's expense ratios and portfolio turnover rates. These adjustments have no effect on the Fund's previously reported net assets, net asset values per share or total return and are not considered material to previously issued financial statements. The December 31, 2006 Statement of Assets and Liabilities
includes a decrease to "Accumulated net realized loss on investments," an increase to "Cost of investments" and a decrease to "Net unrealized appreciation on investments," in the amount of $1,422,493 related to reversals of losses previously realized in the Fund's fiscal years prior to 2005.

--------------------------------------------------------------------------------
SECURITY CREDIT RISK. There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal
Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the
Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                              NET UNREALIZED
                                                                APPRECIATION
                                                            BASED ON COST OF
                                                              SECURITIES AND
   UNDISTRIBUTED    UNDISTRIBUTED           ACCUMULATED    OTHER INVESTMENTS
   NET INVESTMENT       LONG-TERM                  LOSS   FOR FEDERAL INCOME
   INCOME                    GAIN    CARRYFORWARD 1,2,3         TAX PURPOSES
   -------------------------------------------------------------------------
   $8,813,733                 $--            $2,591,899         $118,378,555

1. As of December 31, 2006, the Fund had $2,591,899 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2006, details of the capital loss carryforward were as follows:

                               EXPIRING
                               ---------------------
                               2011       $2,591,899

                    76 | LIMITED TERM NEW YORK MUNICIPAL FUND

2. During the fiscal year ended December 31, 2006, the Fund utilized $3,551,944 of capital loss carryforward to offset capital gains realized in that fiscal year.

3. During the fiscal year ended December 31, 2005, the Fund utilized $22,429,899 of capital loss carryforward to offset capital gains realized in that fiscal year.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

                                          YEAR ENDED          YEAR ENDED
                                   DECEMBER 31, 2006   DECEMBER 31, 2005
       -----------------------------------------------------------------
       Distributions paid from:
       Ordinary income             $       2,103,375   $              --
       Exempt-interest dividends         152,942,514         147,032,783
                                   -------------------------------------
       Total                       $     155,045,889   $     147,032,783
                                   =====================================

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2006 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

               Federal tax cost of securities    $ 4,088,439,136
                                                 ===============

               Gross unrealized appreciation     $   125,578,906
               Gross unrealized depreciation          (7,200,351)
                                                 ---------------
               Net unrealized appreciation       $   118,378,555
                                                 ===============

--------------------------------------------------------------------------------
TRUSTEES' COMPENSATION. The Fund has adopted an unfunded retirement plan for the
Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December
31, 2006, the Fund's projected benefit obligations were increased by $118,626 and payments of $12,418 were made to retired trustees, resulting in an accumulated liability of $497,200 as of December 31, 2006.

      The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund.
For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though

                    77 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

equal dollar amounts had been invested in shares of the Fund or in other
Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the Plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the
Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the
Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                    78 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                 YEAR ENDED DECEMBER 31, 2006     YEAR ENDED DECEMBER 31, 2005
                                      SHARES           AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------
CLASS A
Sold                             173,487,431   $  585,095,577     208,078,237   $  699,163,973
Dividends and/or
distributions reinvested          22,252,589       75,080,525      20,067,351       67,408,549
Redeemed                        (148,275,861)    (500,017,167)   (104,810,484)    (351,964,557)
                                ---------------------------------------------------------------
Net increase                      47,464,159   $  160,158,935     123,335,104   $  414,607,965
                                ===============================================================

-----------------------------------------------------------------------------------------------
CLASS B
Sold                               3,638,956   $   12,243,715       8,770,420   $   29,410,244
Dividends and/or
distributions reinvested           2,170,671        7,311,869       2,508,730        8,412,733
Redeemed                         (25,053,087)     (84,374,929)    (23,879,394)     (80,088,111)
                                ---------------------------------------------------------------
Net decrease                     (19,243,460)  $  (64,819,345)    (12,600,244)  $  (42,265,134)
                                ===============================================================

-----------------------------------------------------------------------------------------------
CLASS C
Sold                              53,552,565   $  179,923,090      71,465,180   $  239,258,691
Dividends and/or
distributions reinvested           8,008,146       26,921,818       7,919,686       26,513,365
Redeemed                         (75,879,992)    (254,860,481)    (52,400,465)    (175,402,465)
                                ---------------------------------------------------------------
Net increase (decrease)          (14,319,281)  $  (48,015,573)     26,984,401   $   90,369,591
                                ===============================================================

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and money market funds, for the year ended December
31, 2006, were as follows:

                              PURCHASES          SALES
------------------------------------------------------
Investment securities    $1,063,467,787   $954,492,604

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of average net assets as shown in the following table:

                       FEE SCHEDULE
                       ------------------------------------------
                       Up to $100 million                   0.50%
                       Next $150 million                    0.45
                       Next $1.75 billion                   0.40
                       Next $3 billion                      0.39
                       Over $5 billion                      0.38

                    79 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES Continued

ACCOUNTING FEES. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund which provides for an annual fee of
$12,000 for the first $30 million of average daily net assets and $9,000 for each additional $30 million of average daily net assets. During the year ended
December 31, 2006, the Fund paid $1,254,256 to the Manager for accounting and pricing services.

--------------------------------------------------------------------------------
ADMINISTRATION SERVICE FEES. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund's tax returns.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a per account fee. For the year ended December 31, 2006, the Fund paid
$1,465,018 to OFS for services to the Fund.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLAN (12b-1) FEES. Under its General Distributor's
Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the Fund's classes of shares.

--------------------------------------------------------------------------------
SERVICE PLAN FOR CLASS A SHARES. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal services and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

--------------------------------------------------------------------------------
DISTRIBUTION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES. The Fund has
adopted Distribution and Service Plans for Class B and Class C shares to compensate the Distributor for its services in connection with the distribution of those shares and servicing accounts. Under the plans, the Fund pays the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares. The Distributor also receives a service fee of up to 0.25% under each plan. If either the Class B or Class C plan is terminated by the Fund or by the shareholders of a class, the Board of Trustees and its independent trustees must determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the service fee and/or asset-based sales charge in respect to shares sold prior to the effective date of such termination. The Distributor determines its uncompensated expenses under the plan at calendar quarter ends.
The Distributor's aggregate uncompensated expenses under the plan at December
31, 2006 for Class C shares were $24,041,754. Fees incurred by the Fund under the plans are detailed in the Statement of Operations.

                    80 | LIMITED TERM NEW YORK MUNICIPAL FUND

--------------------------------------------------------------------------------
SALES CHARGES. Front-end sales charges and contingent deferred sales charges
(CDSC) do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the
Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

                                           CLASS A        CLASS B        CLASS C
                            CLASS A     CONTINGENT     CONTINGENT     CONTINGENT
                          FRONT-END       DEFERRED       DEFERRED       DEFERRED
                      SALES CHARGES  SALES CHARGES  SALES CHARGES  SALES CHARGES
                        RETAINED BY    RETAINED BY    RETAINED BY    RETAINED BY
YEAR ENDED              DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR    DISTRIBUTOR
--------------------------------------------------------------------------------
December 31, 2006          $822,691        $88,926       $598,604       $153,493
--------------------------------------------------------------------------------

WAIVERS AND REIMBURSEMENTS OF EXPENSES. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. ILLIQUID SECURITIES

As of December 31, 2006, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The
Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with the applicable footnote on the Statement of
Investments.

--------------------------------------------------------------------------------
6. BORROWINGS

The Fund can borrow money from banks in amounts up to one-third of its total assets (including the amount borrowed) less all liabilities and indebtedness other than borrowings to purchase portfolio securities, to meet redemption obligations or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund.

      The Fund entered into a Revolving Credit and Security Agreement with a conduit lender and a bank which enables it to participate with a certain other
Oppenheimer fund in a committed, unsecured borrowing facility that permits borrowings of up to $300 million, collectively. To secure the loan, the Fund pledges investment securities in accordance with the terms of the Agreement.
Interest is charged to the Fund, based on its borrowings, at current commercial paper issuance rates (5.2833% as of December 31, 2006). The Fund pays additional fees of 0.30% per annum to the lender on its outstanding borrowings to manage and administer the facility and is allocated its pro-rata share of a 0.13% per annum commitment fee for a liquidity backstop facility with respect to the $300 million facility size.

                    81 | LIMITED TERM NEW YORK MUNICIPAL FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. BORROWINGS Continued

      For the year ended December 31, 2006, the average daily loan balance was
$56,118,904 at an average daily interest rate of 4.9590%. The Fund had borrowings outstanding of $63,700,000 at December 31, 2006 at an interest rate of 5.2833%. The Fund had gross borrowings and gross loan repayments of
$792,500,000 and $900,300,000, respectively, during the year ended December 31,
2006. The maximum amount of borrowings outstanding at any month-end during the year ended December 31, 2006 was $171,500,000. The Fund paid $326,266 in fees and $2,942,433 in interest during the year ended December 31, 2006.

--------------------------------------------------------------------------------
7. RECENT ACCOUNTING PRONOUNCEMENTS

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB
Interpretation No. 48 ("FIN 48"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES.
FIN 48 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109,
ACCOUNTING FOR INCOME TAXES. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" that tax positions taken in the Fund's tax return will be ultimately sustained. A tax liability and expense must be recorded in respect of any tax position that, in Management's judgment, will not be fully realized.
FIN 48 is effective for fiscal years beginning after December 15, 2006. As of
December 31, 2006, the Manager has evaluated the implications of FIN 48 and does not currently anticipate a material impact to the Fund's financial statements.
The Manager will continue to monitor the Fund's tax positions prospectively for potential future impacts.

      In September 2006, the FASB issued Statement of Financial Accounting
Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS
No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2006, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts;
however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

--------------------------------------------------------------------------------
8. LITIGATION

A consolidated amended complaint was filed as a putative class action against the Manager and the Transfer Agent and other defendants (including 51 of the
Oppenheimer funds including the Fund) in the U.S. District Court for the
Southern District of New York on January 10, 2005 and was amended on March 4,
2005. The complaint alleged, among other things, that the Manager charged excessive fees for distribution and other costs, and that by permitting and/or participating in those actions, the Directors/Trustees and the Officers of the funds breached their fiduciary duties to fund shareholders under the Investment

                    82 | LIMITED TERM NEW YORK MUNICIPAL FUND

Company Act of 1940 and at common law. The plaintiffs sought unspecified damages, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

      In response to the defendants' motions to dismiss the suit, seven of the eight counts in the complaint, including the claims against certain of the
Oppenheimer funds, as nominal defendants, and against certain present and former
Directors, Trustees and Officers of the funds, and the Distributor, as defendants, were dismissed with prejudice, by court order dated March 10, 2006, and the remaining count against the Manager and the Transfer Agent was dismissed with prejudice by court order dated April 5, 2006. The plaintiffs filed an appeal of those dismissals on May 11, 2006.

      The Manager believes that the allegations contained in the complaint are without merit and that there are substantial grounds to sustain the district court's rulings. The Manager also believes that it is premature to render any opinion as to the likelihood of an outcome unfavorable to it, the funds, the
Directors/Trustees or the Officers on the appeal of the decisions of the district court, and that no estimate can yet be made with any degree of certainty as to the amount or range of any potential loss.

                    83 | LIMITED TERM NEW YORK MUNICIPAL FUND

                                            A-7

                                         Appendix A

                             MUNICIPAL BOND RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the nationally-recognized rating agencies listed below for municipal securities. Those ratings represent the opinion of the agency as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the rating organizations.

Moody's Investors Service, Inc. ("Moody's")
Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S.
municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

MUNICIPAL LONG-TERM RATING DEFINITIONS

Aaa:  Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa:  Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

A:  Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa:  Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba:  Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B:  Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa:  Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other
US municipal or tax-exempt issuers or issues.

Ca:  Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C:  Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from
Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid- range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

MIG/VMIG RATINGS: U.S. SHORT-TERM RATINGS
In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment
Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.
In addition, those short-term obligations that are of speculative quality are designated
SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR,
e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1: Denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: Denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: Denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well established.

SG:  Denotes speculative-grade credit quality. Debt instruments in this category may lack margins of protection.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill
Companies, Inc.

LONG-TERM ISSUE CREDIT RATINGS
Issue credit ratings are based in varying degrees, on the following considerations:
o     Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
o     Nature of and provisions of the obligation; and
o     Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
   The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated `A' are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.
However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

An obligation rated `BB', `B', `CCC', `CC', and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated `BB' are less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated `B' are more vulnerable to nonpayment than obligations rated `BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated `CCC' are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated `CC' are currently highly vulnerable to nonpayment.

C: The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: An obligation rated `D' are in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-)
sign to show relative standing within the major rating categories.

c: The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The `r' highlights derivative, hybrid, and certain other obligations that Standard &
Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options;
and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA', `AA', `A', `BBB', commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard &
Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating.
Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:
o.....Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will
      be treated as a note; and
o     Source of payment-the more dependent the issue is on the market for its refinancing, the more likely
      it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.
International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

INTERNATIONAL LONG-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings.
Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk.
They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk.
They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC C: High Default Risk.  Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C"
ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.
Entities rated "DDD" have the highest prospect for resumption of performance or continued
operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated
"D" have a poor prospect for repaying all obligations.
Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories.  Plus and minus signs are not added to the "AAA"
category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

INTERNATIONAL SHORT-TERM CREDIT RATINGS
The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments.
May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate.
However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default.

                                            B-19
                                         Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares(2)
of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A,
Class B or Class C shares may be waived.(3)  That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the "Distributor"), or by dealers or other financial institutions that offer those shares to certain classes of investors. Not all waivers apply to all funds.

For the purposes of some of the waivers described below and in the Prospectus and SAI of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans:
         1) plans created or qualified under Sections 401(a) or 401(k) of the Internal
            Revenue Code,
         2) non-qualified deferred compensation plans,
         3) employee benefit plans(4)
         4) Group Retirement Plans(5)
         5) 403(b)(7) custodial plan accounts
         6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs,
            SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the "Transfer Agent") of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the "Manager").

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

        Applicability of Class A Contingent Deferred Sales Charges in Certain Cases
--------------------------------------------------------------------------------------------

Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales
Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

      There is no initial sales charge on purchases of Class A shares of any of the
Oppenheimer funds in the cases listed below. However, these purchases may be subject to the
Class A contingent deferred sales charge if redeemed within 18 months (24 months in the case of Oppenheimer Rochester National Municipals and Rochester Fund Municipals) of the
beginning of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the
Prospectus under "Class A Contingent Deferred Sales Charge."(6) This waiver provision applies to:
|_|   Purchases of Class A shares aggregating $1 million or more.
|_|   Purchases of Class A shares, prior to March 1, 2007, by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that: 1) bought shares costing $500,000 or more, 2)
         had at the time of purchase 100 or more eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made:
         1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
         2) by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.
|_|   Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements:
         1) The record keeping is performed by Merrill Lynch Pierce Fenner & Smith, Inc.
            ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill
            Lynch, the Plan must have $3 million or more of its assets invested in (a)
            mutual funds, other than those advised or managed by Merrill Lynch Investment
            Management, L.P. ("MLIM"), that are made available under a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor, and  (b)  funds advised or managed by MLIM (the funds described in
            (a) and (b) are referred to as "Applicable Investments").
         2) The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $5 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.
         3) The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the
            Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

                   Waivers of Class A Sales Charges of Oppenheimer Funds
--------------------------------------------------------------------------------------------

A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers.

Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   The Manager or its affiliates.
|_|   Present or former officers, directors, trustees and employees (and their "immediate families") of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage
         (step-children, step-parents, etc.) are included.
|_|   Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.
|_|   Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the
         Distributor) or with the Distributor. The purchaser must certify to the
         Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children).
|_|   Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the
         Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.
|_|   Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.
|_|   "Rabbi trusts" that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.
|_|   Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.
|_|   Accounts for which Oppenheimer Capital (or its successor) is the investment advisor
         (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.
|_|   A unit investment trust that has entered into an appropriate agreement with the
         Distributor.
|_|   Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.
|_|   Retirement Plans and deferred compensation plans and trusts used to fund those plans
         (including, for example, plans qualified or created under sections 401(a), 401(k),
         403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.
|_|   A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose
         Class B or Class C shares of a Former Quest for Value Fund were exchanged for
         Class A shares of that Fund due to the termination of the Class B and Class C
         TRAC-2000 program on November 24, 1995.
|_|   A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.
|_|   Effective March 1, 2007, purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001. That included plans (other than IRA or 403(b)(7) Custodial Plans) that; 1) bought shares costing $500,000 or more, 2)
         had at the time of purchase 100 or more eligible employees or total plan assets of
         $500,000 or more, or 3) certified to the Distributor that it projects to have annual plan purchases of $200,000 or more.
|_|   Effective October 1, 2005, taxable accounts established with the proceeds of Required
         Minimum Distributions from Retirement Plans.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):
|_|   Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
|_|   Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the
         Distributor.
|_|   Shares purchased by certain Retirement Plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.
|_|   Shares purchased by the reinvestment of loan repayments by a participant in a
         Retirement Plan for which the Manager or an affiliate acts as sponsor.
|_|   Shares purchased in amounts of less than $5.

Class A shares issued and purchased in the following transactions are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the Distributor on purchases made within the first 6 months of plan establishment):
|_|   Retirement Plans that have $5 million or more in plan assets.
|_|   Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions.

The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:
|_|   To make Automatic Withdrawal Plan payments that are limited annually to no more than
         12% of the account value adjusted annually.
|_|   Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to "Shareholder Account Rules and Policies," in the applicable fund Prospectus).
|_|   For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established.
         2) To return excess contributions.
         3) To return contributions made due to a mistake of fact.
4)    Hardship withdrawals, as defined in the plan.(7)
         5) Under a Qualified Domestic Relations Order, as defined in the Internal Revenue
            Code, or, in the case of an IRA, a divorce or separation agreement described in
            Section 71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.
         9) Separation from service.(8)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.
         11)      Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.
|_|   For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver.
|_|   For distributions from retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor.
|_|   For distributions from retirement plans which are part of a retirement plan product or platform offered by certain banks, broker-dealers, financial advisors, insurance companies or record keepers which have entered into a special agreement with the Distributor.
|_|   At the sole discretion of the Distributor, the contingent deferred sales charge may be waved for redemptions of shares requested by the shareholder of record within
         60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.

          Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds
-----------------------------------------------------------------------------------------------

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases:
|_|   Shares redeemed involuntarily, as described in "Shareholder Account Rules and
         Policies," in the applicable Prospectus.
|_|   Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.
|_|   The contingent deferred sales charges are generally not waived following the death or disability of a grantor or trustee for a trust account. The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability (as defined in the Internal Revenue Code).
|_|   Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.
|_|   At the sole discretion of the Distributor, the contingent deferred sales charge may be waved for redemptions of shares requested by the shareholder of record within
         60 days following the termination by the Distributor of the selling agreement between the Distributor and the shareholder of record's broker-dealer of record for the account.
|_|   Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.
|_|   Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.
|_|   Redemptions of Class C shares of an Oppenheimer fund in amounts of $1 million or more requested in writing by a Retirement Plan sponsor and submitted more than 12 months after the Retirement Plan's first purchase of Class C shares, if the redemption proceeds are invested to purchase Class N shares of one or more
         Oppenheimer funds.
|_|   Distributions(9) from Retirement Plans or other employee benefit plans for any of the following purposes:
         1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund.
         2) To return excess contributions made to a participant's account.
         3) To return contributions made due to a mistake of fact.
         4) To make hardship withdrawals, as defined in the plan.(10)
         5) To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section
            71(b) of the Internal Revenue Code.
         6) To meet the minimum distribution requirements of the Internal Revenue Code.
         7) To make "substantially equal periodic payments" as described in Section 72(t)
            of the Internal Revenue Code.
         8) For loans to participants or beneficiaries.(11)
         9) On account of the participant's separation from service.(12)
         10)      Participant-directed redemptions to purchase shares of a mutual fund
            (other than a fund managed by the Manager or a subsidiary of the Manager)
            offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.
         11)      Distributions made on account of a plan termination or "in-service"
            distributions, if the redemption proceeds are rolled over directly to an
            OppenheimerFunds-sponsored IRA.
         12)      For distributions from a participant's account under an Automatic
            Withdrawal Plan after the participant reaches age 59 1/2, as long as the aggregate value of the distributions does not exceed 10% of the account's value, adjusted annually.
         13)      Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account's value, adjusted annually.
         14)      For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.
|_|   Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account's value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:
|_|   Shares sold to the Manager or its affiliates.
|_|   Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.
|_|   Shares issued in plans of reorganization to which the Fund is a party.
|_|   Shares sold to present or former officers, directors, trustees or employees (and their "immediate families" as defined above in Section I.A.) of the Fund, the
         Manager and its affiliates and retirement plans established by them for their employees.

  Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                          Shareholders of Former Quest for Value Funds
---------------------------------------------------------------------------------------------

The initial and contingent deferred sales charge rates and waivers for Class A, Class B and
Class C shares described in the Prospectus or SAI of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value
Funds.  To be eligible, those persons must have been shareholders on November 24, 1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value
Funds.  Those funds include:
   Oppenheimer Quest Value Fund, Inc.           Oppenheimer Small- & Mid- Cap Value Fund
   Oppenheimer Quest Balanced Fund              Oppenheimer Quest International Value Fund,
   Inc.
   Oppenheimer Quest Opportunity Value Fund

      These arrangements also apply to shareholders of the following funds when they merged
(were reorganized) into various Oppenheimer funds on November 24, 1995:

   Quest for Value U.S. Government Income Fund  Quest for Value New York Tax-Exempt Fund
   Quest for Value Investment Quality Income Fund     Quest for Value National Tax-Exempt
   Fund
   Quest for Value Global Income Fund     Quest for Value California Tax-Exempt Fund

      All of the funds listed above are referred to in this Appendix as the "Former Quest for Value Funds."  The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:
|_|   acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
|_|   purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

      Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds
Shareholders.

Purchases by Groups and Associations.  The following table sets forth the initial sales charge rates for Class A shares purchased by members of "Associations" formed for any purpose other than the purchase of securities. The rates in the table apply if that
Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

--------------------------------------------------------------------------------
                      Initial Sales       Initial Sales Charge   Concession as
Number of Eligible    Charge as a % of    as a % of Net Amount   % of Offering
Employees or Members  Offering Price      Invested               Price
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
9 or Fewer                   2.50%                2.56%              2.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
At  least  10 but not        2.00%                2.04%              1.60%
more than 49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
      For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund's Prospectus.

      Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund's
Prospectus and SAI. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

      Waiver of Class A Sales Charges for Certain Shareholders.  Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:
o     Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.
o     Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

      Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions.  The
Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value
Fund:

      Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and
regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

      Waivers for Redemptions of Shares Purchased Prior to March 6, 1995.  In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A,
Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:
o     withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

      Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to
November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:
o     redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
o     withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and
o     liquidation of a shareholder's account if the aggregate net asset value of shares held in the account is less than the required minimum account value.
      A shareholder's account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the
Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were
                 Shareholders of Connecticut Mutual Investment Accounts, Inc.
-----------------------------------------------------------------------------------------

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective Prospectus (or this Appendix) of the following
Oppenheimer funds (each is referred to as a "Fund" in this section):
   Oppenheimer U. S. Government Trust,
   Oppenheimer Core Bond Fund,
   Oppenheimer Value Fund and
   Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former Connecticut Mutual Funds") on March 1, 1996,
when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut Mutual
Funds:
   Connecticut Mutual Liquid Account         Connecticut Mutual Total Return Account
   Connecticut Mutual Government Securities Account   CMIA LifeSpan Capital Appreciation
   Account
   Connecticut Mutual Income Account         CMIA LifeSpan Balanced Account
   Connecticut Mutual Growth Account         CMIA Diversified Income Account

A. Prior Class A CDSC and Class A Sales Charge Waivers.

      Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996
(the "prior Class A CDSC"). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior
Class A CDSC will be redeemed first).

      Those shareholders who are eligible for the prior Class A CDSC are:
         1) persons whose purchases of Class A shares of a Fund and other Former
            Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund's policies on Combined
            Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and
         2) persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former
            Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a
            13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge

      Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior
Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

      Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares:
         1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of
            Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former
            Connecticut Mutual Funds or a Fund into which such Fund merged;
         2) any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut
            Mutual Funds totaled $500,000 or more;
         3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families;
         4) employee benefit plans sponsored by Connecticut Mutual Financial Services,
            L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
         5) one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and
         6) an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the
            Former Connecticut Mutual Funds, provided the institution had an agreement with
            CMFS.

      Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the
Class A CDSC of the Former Connecticut Mutual Funds described above.

      Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life
Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class
B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund.
Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:
   1) by the estate of a deceased shareholder;
   2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal
      Revenue Code;
   3) for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from
      IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;
4)    as tax-free returns of excess contributions to such retirement or employee benefit plans;
   5) in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;
   6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction;
   7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
   8) in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or
   9) as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund's Articles of Incorporation, or as adopted by the Board of
      Directors of the Fund.

    Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.
--------------------------------------------------------------------------------------------

Shareholders of Oppenheimer AMT-Free Municipals, Oppenheimer U.S. Government Trust,
Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance
America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four
Oppenheimer funds at a maximum sales charge rate of 4.50%.

 Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities
                                               Fund
--------------------------------------------------------------------------------------------

Oppenheimer Convertible Securities Fund (referred to as the "Fund" in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund's then-existing Class A and were permitted to purchase those shares at net asset value without sales charge:
|_|   the Manager and its affiliates,
|_|   present or former officers, directors, trustees and employees (and their "immediate families" as defined in the Fund's SAI) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,
|_|   registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund's prior investment advisor or distributor for that purpose,
|_|   dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,
|_|   employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,
|_|   dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and
      dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund's shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Limited Term New York Municipal Fund

Internet Website
     www.oppenheimerfunds.com

Investment Advisor
      OppenheimerFunds, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Distributor
      OppenheimerFunds Distributor, Inc.
      Two World Financial Center
      225 Liberty Street, 11th Floor
      New York, New York 10281-1008

Transfer Agent
     OppenheimerFunds Services
     P.O. Box 5270
     Denver, Colorado 80217
     1.800.CALLOPP(225.5677)

Custodian Bank
     Citibank, N.A.
     111 Wall Street
     New York, New York 10005

Independent Registered Public Accounting Firm
     KPMG LLP
     707 Seventeenth Street
     Denver, Colorado 80202

Legal Counsel
     Mayer, Brown, Rowe & Maw LLP
     1675 Broadway
     New York, New York 10019

1234
PX0355.001.0407

(1) In accordance with Rule 12b-1 of the Investment Company Act, the term "Independent
Trustees" in this SAI refers to those Trustees who are not "interested persons" of the Fund and who do not have any direct or indirect financial interest in the operation of the distribution plan or any agreement under the plan.
(2) Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.
(3) In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund's Early Withdrawal
Charges and references to "redemptions" mean "repurchases" of shares.
(4) An "employee benefit plan" means any plan or arrangement, whether or not it is
"qualified" under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans.
The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.
(5) The term "Group Retirement Plan" means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans,
SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term "Group Retirement Plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor.
(6) However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.
(7) This provision does not apply to IRAs.
(8) This provision only applies to qualified retirement plans and 403(b)(7) custodial plans after your separation from service in or after the year you reached age 55.
(9) The distribution must be requested prior to Plan termination or the elimination of the
Oppenheimer funds as an investment option under the Plan.
(10) This provision does not apply to IRAs.
(11) This provision does not apply to loans from 403(b)(7) custodial plans and loans from the OppenheimerFunds-sponsored Single K retirement plan.
(12) This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.